As filed with the Securities and Exchange Commission on April 28, 2023

Securities Act File No. 333-270879

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-14
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

☒ Pre-Effective Amendment No. 1	☐ Post-Effective Amendment No.

(Check appropriate box or boxes)

Kayne Anderson Energy Infrastructure Fund, Inc.
(Exact name of registrant as specified in charter)

811 Main Street, 14th Floor
Houston, TX 77002
(Address of Principal Executive Offices)
Registrant’s Telephone Number, Including Area Code: (713) 493-2020

Michael J. O’Neil
KA Fund Advisors, LLC
1800 Avenue of the Stars, Third Floor
Los Angeles, California 90067
(Name and Address of Agent for Service)

Copies of Communications to:

R. William Burns Paul Hastings LLP 600 Travis Street, 58th Floor Houston, Texas 77002 (713) 860-7300	David A. Hearth Paul Hastings LLP 101 California Street, 48th Floor San Francisco, California 94111 (415) 856-7000

Approximate Date of Proposed Offering: As soon as practicable after this Registration Statement is declared effective.

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

This Joint Proxy Statement/Prospectus is organized as follows:

1.	Letter to Stockholders of Kayne Anderson Energy Infrastructure Fund, Inc. (“KYN”) and Kayne Anderson NextGen Energy & Infrastructure, Inc. (“KMF”), each a Maryland corporation and registered closed-end management investment company
2.	Notice of Special Meeting of KYN and Special Meeting of KMF
3.	Joint Proxy Statement/Prospectus for KYN and KMF
4.	Statement of Additional Information regarding the proposed merger of KMF into a wholly owned subsidiary of KYN
5.	Part C Information
6.	Exhibits

Kayne Anderson Energy Infrastructure Fund, Inc. (NYSE: KYN)
Kayne Anderson NextGen Energy & Infrastructure, Inc. (NYSE: KMF)

, 2023

Dear Fellow Stockholder:

You are cordially invited to attend the combined Special Meeting of Stockholders (the “KYN Special Meeting”) of Kayne Anderson Energy Infrastructure Fund, Inc. (“KYN”) and Special Meeting of Stockholders (the “KMF Special Meeting,” and, together with the KYN Special Meeting, the “Meeting”) of Kayne Anderson NextGen Energy & Infrastructure, Inc. (“KMF”) to be held on:

June 20, 2023
8:00 a.m. Central Time

Kayne Anderson
811 Main Street, 14th Floor
Houston, TX 77002

At the Meeting, (i) KMF stockholders will be asked to consider and approve the combination of KMF and KYN, which will be accomplished as a tax-free merger of KMF into a wholly owned subsidiary of KYN (the “Merger”), and any adjournment of the KMF Special Meeting, and (ii) KYN stockholders will be asked to consider and approve the issuance of additional shares of KYN common stock in connection with the Merger, and any adjournment of the KYN Special Meeting.

The Board of Directors of KYN and KMF each voted unanimously to approve the Merger, believes that it is in the best interest of stockholders, recommends KMF stockholders vote “FOR” the approval of the Merger and each other proposal for which you are entitled to vote and recommends KYN stockholders vote “FOR” the approval of the issuance of additional shares of KYN common stock in connection with the Merger and each other proposal for which you are entitled to vote.

Enclosed with this letter are (i) the formal notice of the Meeting, (ii) the joint proxy statement/prospectus, which gives detailed information about the Merger and the other proposals and why the Boards of Directors recommends that you vote to approve them, and (iii) a written proxy for you to sign and return. If you have any questions about the enclosed proxy or need any assistance in voting your shares, please call [●].

Your vote is important. Please vote your shares via the internet or by telephone or complete, sign, and date the enclosed proxy card and return it in the enclosed envelope. You may also vote in person if you are able to attend the Meeting. However, even if you plan to attend the Meeting, we urge you to cast your vote early. That will ensure your vote is counted should your plans change.

Sincerely,

James C. Baker, Jr.

Chairman of the Boards of Directors

President and Chief Executive Officer

Kayne Anderson Energy Infrastructure Fund, Inc.
Kayne Anderson NextGen Energy & Infrastructure, Inc.

NOTICE OF KYN SPECIAL MEETING OF STOCKHOLDERS
NOTICE OF KMF SPECIAL MEETING OF STOCKHOLDERS

To the Stockholders of:	Kayne Anderson Energy Infrastructure Fund, Inc. Kayne Anderson NextGen Energy & Infrastructure, Inc.

NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (the “KYN Special Meeting”) of Kayne Anderson Energy Infrastructure Fund, Inc. (“KYN”), a Maryland corporation, and a Special Meeting of Stockholders (the “KMF Special Meeting,” and, together with the KYN Special Meeting, the “Meeting”) of Kayne Anderson NextGen Energy & Infrastructure, Inc. (“KMF”), a Maryland corporation, will be held on June 20, 2023 at 8:00 a.m. Central Time at the offices of Kayne Anderson, at 811 Main Street, 14th Floor, Houston, TX 77002. The Meeting is being held for the following purposes:

For KMF:

1.	To approve the combination of KMF and KYN by means of a tax-free merger, pursuant to which KMF will be merged with and into a wholly owned subsidiary (“Merger Sub”) of KYN (the “Merger”), pursuant to that certain Agreement and Plan of Merger, dated March 24, 2023, as amended and restated on April 24, 2023 by and among KYN and KMF and any adjournment of the Meeting;

For KYN:

2.	To approve the issuance of additional KYN common stock in connection with the Merger, and any adjournment of the Meeting.

The foregoing items of business are more fully described in the joint proxy statement/prospectus accompanying this notice.

Stockholders of record of KYN or KMF as of the close of business on March 27, 2023 are entitled to notice of and to vote (on KYN’s or KMF’s matters, as applicable) at the Meeting (or any adjournment or postponement of the Meeting thereof).

The Boards of Directors unanimously recommend stockholders vote “FOR” each proposal.

It is important that your shares be represented at the Meeting in person or by proxy. We urge you to complete, sign, date, and return the enclosed proxy card in the postage-paid envelope provided or vote via telephone or the Internet pursuant to the instructions on the enclosed proxy card so you will be represented at the Meeting. If you attend the Meeting and wish to vote, you will be able to do so and your vote at the Meeting will revoke any proxy you may have submitted. Merely attending the Meeting, however, will not revoke any previously submitted proxy.

By Order of the Boards of Directors,

Michael J. O’Neil
Secretary
, 2023

Houston, Texas

The information contained in this joint proxy statement/prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This joint proxy statement/prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to completion, dated April 28, 2023

JOINT PROXY STATEMENT/PROSPECTUS

Kayne Anderson Energy Infrastructure Fund, Inc.
Kayne Anderson NextGen Energy & Infrastructure, Inc.

811 Main Street, 14th Floor
Houston, TX 77002
(713) 493-2020

SPECIAL MEETING OF STOCKHOLDERS OF KYN
SPECIAL MEETING OF STOCKHOLDERS OF KMF
June 20, 2023

This joint proxy statement/prospectus is being sent to you by the Boards of Directors of Kayne Anderson Energy Infrastructure Fund, Inc. (“KYN”) and the Board of Directors of Kayne Anderson NextGen Energy & Infrastructure, Inc. (“KMF”), each a Maryland corporation. The Boards of Directors are asking you to complete and return the enclosed proxy card, permitting your votes to be cast at the Special Meeting of Stockholders of KYN (the “KYN Special Meeting”) and the Special Meeting of Stockholders of KMF (the “KMF Special Meeting,” and, together with the KYN Special Meeting, the “Meeting”) to be held on:

June 20, 2023
8:00 a.m. Central Time

Kayne Anderson
811 Main Street, 14th Floor
Houston, TX 77002

Stockholders of record of KYN or KMF at the close of business on March 27, 2023 (the “Record Date”) are entitled to vote (on KYN’s or KMF’s matters, as applicable) at the Meeting. As a stockholder, for each applicable proposal, you are entitled to one vote for each share of common stock and one vote for each share of preferred stock you hold. This joint proxy statement/prospectus and the enclosed proxy are first being mailed to stockholders on or about           , 2023.

Each Company is managed by KA Fund Advisors, LLC (“KAFA”), an affiliate of Kayne Anderson Capital Advisors, L.P. (“KACALP” and, together with its affiliates, “Kayne Anderson”). KAFA is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Kayne Anderson is a leading alternative investment adviser focused on real estate, credit, infrastructure/energy, renewables, and growth equity. Kayne Anderson’s investment philosophy is to pursue niches, with an emphasis on cash flow, where our knowledge and sourcing advantages enable us to seek to deliver above average, risk-adjusted investment returns. As responsible stewards of capital, Kayne Anderson’s philosophy extends to promoting responsible investment practices and sustainable business practices to create long-term value for our investors. Kayne Anderson manages over $32 billion in assets (as of December 31, 2022) for institutional investors, family offices, high net worth, and retail clients and employs over 325 professionals in five core offices across the United States. Kayne Anderson may be contacted at the address listed above.

This joint proxy statement/prospectus sets forth the information that you should know in order to evaluate each of the following proposals. The following table presents a summary of the proposals and the classes of stockholders being solicited with respect to each proposal. This joint proxy statement/prospectus relates to the proposed combination of KMF and KYN, which will be accomplished as a tax-free merger of KMF into a wholly owned subsidiary of KYN (the “Merger”). Please refer to the discussion of each proposal in this joint proxy statement/prospectus for information regarding votes required for the approval of each proposal, as well as information regarding the change in fees and expenses borne by KMF stockholders as a result of the Merger as described under “Questions and Answers— What are some of the factors that the Boards considered in determining that the Merger is in the best interests of the Companies?”.

	Proposals	Who votes on the proposals?

KMF

1.	To approve the Merger (including any adjournment of the Meeting).	The holders of common stock and preferred stock, voting together as a single class.

KYN

2.	To approve the issuance of additional KYN common stock in connection with the Merger (including any adjournment of the Meeting).	The holders of common stock and preferred stock, voting together as a single class.

The Agreement and Plan of Merger between KYN and KMF is sometimes referred to herein as the “Merger Agreement.” KMF and KYN are sometimes referred to herein as a “Company” and collectively as the “Companies.” KYN following the Merger is sometimes referred to herein as the “Combined Company.”

Additional Information

This joint proxy statement/prospectus sets forth the information stockholders should know before voting on the proposals. The Merger constitutes an offering of common stock of KYN, and this joint proxy statement/prospectus serves as a prospectus of KYN in connection with the issuance of its common stock in the Merger. Please read it carefully and retain it for future reference. A Statement of Additional Information, dated           , 2023, relating to this joint proxy statement/prospectus (the “Statement of Additional Information”) has been filed with the Securities and Exchange Commission (the “SEC”) and is incorporated herein by reference.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETINGS OF STOCKHOLDERS TO BE HELD ON JUNE 20, 2023:

You should have received a copy of the Annual Reports for the fiscal year ended November 30, 2022 for KYN and/or KMF. If you would like another copy of either Annual Report or the Statement of Additional Information, please write us at Kayne Anderson’s address or call us at (713) 493-2020. The Annual Report(s) and Statement of Additional Information will be sent to you without charge. This joint proxy statement/prospectus, the Annual Report and the Statement of Additional Information can be accessed on our website at www.kaynefunds.com or on the website of the SEC at www.sec.gov.

The Companies are subject to certain informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith file reports, proxy statements, proxy materials and other information with the SEC. Materials filed with the SEC can be reviewed and copied at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549 or downloaded from the SEC’s web site at www.sec.gov. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You may also request copies of these materials, upon payment at the prescribed rates of a duplicating fee, by electronic request to the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, DC, 20549-0102.

The currently outstanding shares of common stock of KYN are listed on the New York Stock Exchange (the “NYSE”) under the ticker symbol “KYN” and will continue to be so listed after completion of the Merger. The common stock of KYN to be issued in connection with the Merger will be listed on the NYSE. The currently outstanding shares of common stock of KMF are also listed on the NYSE under the ticker symbol “KMF.” Reports, proxy statements and other information concerning KYN and KMF may be inspected at the offices of the NYSE, 20 Broad Street, New York, NY 10005.

No person has been authorized to give any information or make any representation not contained in this joint proxy statement/prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This joint proxy statement/prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THE TRANSACTION, OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The date of this joint proxy statement/prospectus is           , 2023.

i

SUMMARY TERM SHEET

The following summary highlights selected information in this joint proxy statement/prospectus and may not contain all of the information that may be important to you. Accordingly, KYN encourages you to read carefully this entire joint proxy statement/prospectus, its appendices and the documents incorporated by reference into this joint proxy statement/prospectus, including the Statement of Additional Information.

Parties to the Merger Agreement

Kayne Anderson Energy Infrastructure Fund, Inc. (“KYN”)

Kayne Anderson NextGen Energy & Infrastructure, Inc. (“KMF”)

811 Main Street, 14th Floor
Houston, TX 77002

(713) 493-2020

Each of KYN and KMF is a Maryland corporation. Both Companies are registered as non-diversified, closed-end management investment companies under the 1940 Act. Each Company is managed by KA Fund Advisors, LLC (“KAFA”), an affiliate of Kayne Anderson Capital Advisors, L.P. (“KACALP” and, together with its affiliates, “Kayne Anderson”). KAFA is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Companies are affiliates due to the fact that each has the same officers and directors and KAFA is the investment advisor for both.

Kayne Anderson is a leading alternative investment adviser focused on real estate, credit, infrastructure/energy, renewables, and growth equity. Kayne Anderson’s investment philosophy is to pursue niches, with an emphasis on cash flow, where our knowledge and sourcing advantages enable us to seek to deliver above average, risk-adjusted investment returns. As responsible stewards of capital, Kayne Anderson’s philosophy extends to promoting responsible investment practices and sustainable business practices to create long-term value for our investors. Kayne Anderson manages over $32 billion in assets (as of December 31, 2022) for institutional investors, family offices, high net worth, and retail clients and employs over 325 professionals in five core offices across the United States.

The Merger (see page 86)

Subject to stockholder approval, KYN and KMF would be combined by means of a tax-free merger, pursuant to which KMF will be merged with and into a wholly owned subsidiary (the “Merger Sub”) of KYN (the “Merger”). Pursuant to that certain Agreement and Plan of Merger, dated March 24, 2023, as amended and restated on April 24, 2023, by and among KYN and KMF (the “Merger Agreement”), KMF stockholders will be entitled to receive in exchange for each of their outstanding shares of KMF common stock either (i) shares of KYN common stock equal to 100% of the NAV per share of the KMF common stock (“Stock Consideration”), or (ii) an amount of cash equal to 95% of the NAV per share of the KMF common stock (“Cash Consideration”). KMF stockholders right to elect to receive Cash Consideration is subject to the adjustment and proration procedures set forth in the Merger Agreement to ensure that the total number of shares of KMF common stock converted into the right to receive Cash Consideration will not exceed 7,079,620 shares (representing 15% of the outstanding shares of KMF common stock prior to the closing of the Merger).

The Merger Agreement is attached as Appendix A to this joint proxy statement/prospectus. Both Companies encourage you to read the Merger Agreement because it is the legal document that governs the terms and conditions of the Merger. For more information regarding the terms of the Merger Agreement, including the Stock Consideration and the Cash Consideration, see “Proposal One: Merger — Information About the Merger” and “—Terms of the Amended and Restated Merger Agreement”.

Effects of the Merger (see page 11)

Upon the closing of the Merger, KMF will be merged with and into a wholly owned subsidiary of KYN. KMF will then cease its separate existence under Maryland law and terminate its registration under the 1940 Act. Immediately following the Merger, it is expected that Merger Sub will be merged with and into KYN.

Reasons for the Merger and Board Considerations (see page 14)

The Board of Directors of each Company has approved the Merger because they have determined that the Merger is in the best interests of each Company and that the interests of the existing stockholders of each Company will not be diluted as a result of the Merger. In making this determination, the Board of Directors of each Company considered (i) the expected benefits of the transaction for each Company and (ii) the fact that both Companies have very similar investment policies, investment strategies and portfolio holdings. The Combined Company will pursue KYN’s investment objective which is to provide a high after-tax total return with an emphasis on making cash distributions to stockholders. The Combined Company intends to achieve this objective by investing at least 80% of total assets in the securities of Energy Infrastructure Companies. For a more complete discussion of these items, see “Special Factors — Reasons for the Merger and Board Considerations.”

Interests of the Directors and Officers of KYN and KMF in the Merger (see page 18)

Certain of the directors and officers of KYN and KMF hold KMF common stock. Each of the directors and officers of KYN and KMF have agreed not to elect Cash Consideration and to vote to approve the Merger and the issuance of additional shares of KYN common stock in connection with the Merger. Upon the closing of the Merger, those certain directors and officers who hold KMF common stock would be entitled to receive Stock Consideration in exchange of their shares of KMF common stock. The directors and officers of KYN (who are also the directors and officers of KMF) will continue to serve in those roles following the Merger.

Position of KYN as to the Fairness of the Merger (see page 18)

KYN believes that the proposed Merger is substantively and procedurally fair to the unaffiliated stockholders of KMF. However, neither KYN nor any of its affiliates has performed, or engaged a financial advisor to perform, any valuation or other analysis for purposes of assessing the fairness of the Merger to KMF and the unaffiliated stockholders of KMF. KYN’s belief as to the procedural and substantive fairness of the Merger is based on the factors described in “Special Factors — Reasons for the Merger and Board Considerations — Position of KYN as to the Fairness of the Merger.”

Fees and Expenses (see page 19)

The Companies will bear the costs associated with the proposed Merger. Costs will be allocated 50% to KYN and 50% to KMF. Costs related to the Merger are currently estimated to be approximately $1.8 million or 0.1% of pro forma Combined Company net assets, which equates to $0.9 million or $0.01 per share for KYN and $0.9 million or $0.02 per share for KMF as of February 28, 2023.

Total fees and expenses expected to be incurred in connection with the Merger are estimated at this time to be as follows:

Amount to be Paid
($ in thousands)
Legal fees	$800
Proxy solicitation costs	500
Stockholder reporting, printing and mailing costs and filing fees	185
Directors’ meeting fees	140
Transfer agent and exchange agent fees and other expenses	125
Accounting and other professional fees	95
Total	$1,845

Financing of the Cash Consideration (see page 19)

KYN expects to fund the Cash Consideration with cash on hand, securities sales, additional borrowings under its unsecured credit facility (“Credit Facility”), or some combination thereof. Upon closing of the Merger, it is not expected that the Combined Company leverage levels would vary significantly from that of KYN or KMF on a standalone basis.

As of February 28, 2023, KYN did not have any borrowings outstanding under its Credit Facility. The interest rate payable by KYN on borrowings under its Credit Facility with JPMorgan Chase Bank, N.A., Bank of America, N.A., Sumitomo Mitsui Banking Corporation, Regions Bank, and U.S. Bank National Association may vary between one-month SOFR plus 1.40% and one-month SOFR plus 2.25%, depending on asset coverage ratios. Outstanding loan balances accrue interest daily at a rate equal to one-month SOFR plus 1.40% per annum based on asset coverage ratios as of February 28, 2023. KYN pays a commitment fee equal to a rate of 0.20% per annum on any unused amounts of the $175 million commitment for the Credit Facility. The Credit Facility has a one-year term maturing on February 23, 2024.

Material U.S. Federal Income Tax Consequences of the Merger (see page 88)

The Merger is intended to qualify as a tax-free merger for federal income tax purposes. This means it is expected that stockholders will recognize no gain or loss for federal income tax purposes as a result of the Merger, except that gain (but not loss) will be recognized by KMF stockholders in an amount not to exceed the amount of cash received as part of the Cash Consideration (other than cash received in lieu of a fractional share) and gain or loss generally will be recognized by KMF stockholders with respect to cash received in lieu of fractional shares of KYN common stock. For a more complete discussion of these matters, please see “Proposal One: Merger — Material U.S. Federal Income Tax Consequences of the Merger.”

Dissenters’ or Appraisal Rights (see page 97)

Stockholders do not have dissenters’ or appraisal rights.

Delisting and Deregistration of KMF Common Stock (see page 19)

KMF’s common stock is currently listed on the NYSE under the ticker symbol “KMF.” If the Merger is completed, the KMF common stock will cease to be listed on the NYSE and will be deregistered under the Securities Exchange Act of 1934, as amended.

Regulatory Approvals Required for the Merger

None of KYN or KMF is aware of any federal or state regulatory approval required in connection with the Merger, other than compliance with applicable federal securities law and applicable Maryland law.

QUESTIONS AND ANSWERS

Although it is recommended that you read the complete joint proxy statement/prospectus of which this “Questions and Answers” section is a part, a brief overview of the issues to be voted on has been provided below for your convenience.

The anticipated positive impacts of the Merger are set forth below. No assurance can be given that the anticipated positive impacts of the Merger will be achieved. For information regarding the risks associated with an investment in KYN, see “Risk Factors.”

Questions Regarding the Merger

Q: What is being proposed?

A: The combination of KYN and KMF by means of a tax-free merger, pursuant to which KMF will be merged with and into a wholly owned subsidiary (“Merger Sub”) of KYN (the “Merger”). Pursuant to that certain Agreement and Plan of Merger, dated March 24, 2023, as amended and restated on April 24, 2023, by and among KYN and KMF (the “Merger Agreement”), KMF stockholders will be entitled to receive in exchange for each of their outstanding shares of KMF common stock either (i) shares of KYN common stock equal to 100% of the NAV per share of the KMF common stock (“Stock Consideration”), or (ii) an amount of cash equal to 95% of the NAV per share of the KMF common stock (“Cash Consideration”). KMF stockholders’ right to elect to receive Cash Consideration is subject to the adjustment and proration procedures set forth in the Merger Agreement to ensure that the total number of shares of KMF common stock converted into the right to receive Cash Consideration will not exceed 7,079,620 shares (representing 15% of the outstanding shares of KMF common stock prior to the closing of the Merger). See below for a description of how the Stock Consideration and Cash Consideration are calculated.

Q: Why is the Merger being recommended by the Boards of Directors?

A: The Board of Directors of each Company has approved the Merger because they have determined that it is in the best interests of each Company and that the interests of the existing stockholders of each Company will not be diluted as a result of the Merger. In making this determination, the Board of Directors of each Company considered (i) the expected benefits of the transaction for each Company (as outlined in more detail below) and (ii) the fact that both Companies have very similar investment policies, investment strategies and portfolio holdings. The Combined Company will pursue KYN’s investment objective which is to provide a high after-tax total return with an emphasis on making cash distributions to stockholders. The Combined Company intends to achieve this objective by investing at least 80% of total assets in the securities of Energy Infrastructure Companies. Please refer to the Glossary for the meaning of capitalized terms not otherwise defined herein.

Q: What are some of the factors that the Boards considered in determining that the Merger is in the best interests of the Companies?

A: After careful consideration, the Board of Directors of each Company believes that the Merger will benefit the stockholders of the Companies for the reasons noted below:

●	Merger expected to increase KMF’s distribution level

Currently, KYN pays a quarterly cash distribution at an annualized rate of $0.84 per share. Based on this distribution level, the Merger is expected to result in an increase to the distribution received by KMF’s common stockholders of approximately $0.10 on an annualized basis, or approximately 16% greater than its current annualized distribution rate. Upon closing of the Merger, KYN’s management plans to recommend a $0.01 per share increase in KYN’s quarterly distribution (to a quarterly rate of $0.22 per share), which if approved by KYN’s Board of Directors, would increase KYN’s distribution to an annualized rate of $0.88 per share. This would result in an approximate 22% increase in the current annualized distribution received by KMF’s common stockholders.

These estimates are based on the relative net asset value (“NAV”) per share of the Companies as of February 28, 2023, which would have resulted in an exchange ratio of approximately 0.886 shares of KYN for each share of KMF. The exchange ratio will be determined based on the relative NAV per share of each Company on the business day prior to closing of the Merger. Historically, a portion of the distributions paid to common stockholders of KYN and KMF has been classified as a return of capital. The final tax characterization of distributions paid in future periods will depend on the earnings and profits of the Combined Company in any given year. A “return of capital” represents a return of a stockholder’s original investment and should not be confused with a dividend from earnings and profits. See “Risk Factors—Risks Related to Our Business and Structure—Tax Risks”.

●	KMF’s stockholders should benefit from enhanced market liquidity and may benefit from improved trading relative to NAV per share

The larger market capitalization of the Combined Company relative to KMF should provide an opportunity for enhanced market liquidity over the long-term. Greater market liquidity may lead to a narrowing of bid-ask spreads and reduce price movements on a trade-to-trade basis. The table below illustrates the equity market capitalization and average daily trading volume for each Company on a standalone basis as well as for the Combined Company.

KMF stockholders will be part of a much larger company with significantly higher trading volume. KMF’s Board of Directors also considered the fact that KYN has historically traded at a smaller discount to NAV compared to KMF’s historical discount to NAV. For example, for the three years ended February 28, 2023, KYN has traded at an average discount to NAV of 14.3%, and KMF has traded at an average discount to NAV of 19.8%. Further, in the period from KMF’s initial public offering (November 2010) through February 28, 2023, KYN’s average discount to NAV was 4.3% and KMF’s average discount to NAV was 12.2%.

	KYN	KMF	Pro Forma Combined Company(1)
Equity capitalization ($ in millions)	$1,213	$349	$1,532
Average daily trading volume(2)	454	127	NA

As of February 28, 2023.

(1)	Pro forma for the Merger (assuming the maximum aggregate amount of Cash Consideration is elected).
(2)	90-day average trading volume in thousands of shares.

●	The Combined Company will have more flexibility than KMF regarding its portfolio of Energy Infrastructure Companies

KMF currently qualifies as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As long as KMF meets certain portfolio diversification and other requirements that govern its sources of income and timely distribution of earnings to stockholders, KMF will not be subject to federal income tax. For KMF to qualify as a RIC, at the end of each quarter, KMF must have (i) at least 50% of the value of its total assets comprised of investments that are not greater in value than 5% of total assets and (ii) no more than 25% of the value of its total assets invested in the securities of one or more qualified publicly traded partnership (“PTPs”). Currently, these requirements are limiting the types of investments that KMF could make – in particular, the fund’s MLP holdings (which are considered PTPs for the purpose of KMF’s RIC diversification requirement), cannot exceed 25% of its total assets. In contrast, KYN (as a taxable corporation) does not have these same portfolio constraints. See “Proposal One: Merger – Investment Objectives and Policies of KYN”. Upon completion of the Merger, the Combined Company will operate as a taxable corporation and pursue KYN’s investment objective. We believe the benefits of additional portfolio flexibility, which enables KYN to invest across a full spectrum of Energy Infrastructure Companies, outweigh the benefits of qualifying as a RIC. See “Proposal One: Merger—Comparison of the Companies”.

●	Potential for reduced management fee in the future as assets appreciate, due to revised KYN management fee waiver

As of February 28, 2023, KYN was subject to a management fee of 1.375% on its $1.9 billion of management fee total assets and KMF was subject to a management fee of 1.25% on its $0.5 billion of management fee total assets. Pro forma for the combination and assuming the maximum aggregate amount of Cash Consideration is elected, the Combined Company would have pro forma management fee total assets of $2.4 billion, based on the Companies’ assets as of February 28, 2023. Upon completion of the Merger, KAFA has agreed to revise its management fee waiver agreement with KYN to reduce the asset tiers for fee waivers. The initial asset tier for fee waiver will be reset to the pro forma Combined Company management fee total assets as of the closing of the Merger. The revised fee waiver will lower the effective management fee that KYN pays as its assets appreciate. The table below outlines the current and revised management fee waivers assuming the Merger was completed on February 28, 2023:

KYN Asset Tiers for Fee Waiver		Management Fee	Applicable
Current	Revised	Waiver	Management Fee(1)
$0 to $4.0 billion	$0 to $2.4 billion(2)	0.000%	1.375%
$4.0 billion to $6.0 billion	$2.4 billion(2) to $4.0 billion	0.125%	1.250%
$6.0 billion to $8.0 billion	$4.0 billion to $6.0 billion	0.250%	1.125%
Greater than $8.0 billion	Greater than $6.0 billion	0.375%	1.000%

(1)	Represents the management fee, after giving effect to the fee waiver, applicable to the incremental total assets at each tier.
(2)	Initial asset tier for fee waiver of $2.4 billion based on the approximate management fee total asset values at each Company as of February 28, 2023. The actual amount of the first asset tier will be reset to the pro forma Combined Company management fee total asset value as of closing.

In addition to reducing the asset tiers for fee waivers, KAFA has also agreed to waive an amount of management fees (based on KYN and KMF assets at closing of the Merger) such that the pro forma, run-rate fees payable to KAFA are equal to the aggregate, run-rate management fees payable if KYN and KMF had remained standalone companies. The waiver will last for three years and is estimated to be approximately $0.7 million per year based on KYN and KMF assets as of February 28, 2023. The revised asset tiers for fee waivers and the new fee waiver would be effective as of the closing of the Merger and would not be subject to recoupment, either with respect to KYN, KMF or the Combined Company. Based on KMF’s current management fee, the Combined Company’s management fee as a percentage of net assets is expected to be higher than KMF’s standalone fee.

●	KMF’s stockholders should benefit from the larger asset base of the Combined Company

The larger asset base of the Combined Company relative to KMF may provide greater financial flexibility. In particular, as a larger entity, KMF’s stockholders should benefit from the Combined Company’s access to attractive leverage terms and a wider range of alternatives for raising capital to grow the Combined Company.

●	Elimination of duplicative expenses and greater economies of scale

The Merger is expected to result in an increase in expenses as a percentage of net assets for KMF stockholders, though it is expected that the Combined Company will have a lower expense level than KYN, driven by estimated cost savings, a portion of which is expected to be attributable to reduced operating costs. Each Company incurs operating expenses that are fixed (e.g., board fees, printing fees, legal, tax returns and auditing services) and operating expenses that are variable (e.g., administrative and custodial services that are based on assets under management). Many of these fixed expenses are duplicative between the Companies and can be reduced/eliminated as a result of the Merger. There will also be an opportunity to reduce variable expenses by taking advantage of greater economies of scale. Because the Merger is expected to be completed during the second half of fiscal 2023, and because there are expenses associated with the Merger, the full impact of the elimination of duplicative expenses will not be entirely recognized this year. We expect the Combined Company to realize the full benefit of these reductions during fiscal 2024.

The increase in expenses as a percentage of net assets for KMF’s stockholders is also a result of (i) the net deferred tax liability (as a percentage of total assets) at KYN and the Combined Company as compared to standalone KMF, which causes net assets for the Combined Company to be smaller as a percentage of total assets as compared to standalone KMF and (ii) the entity level income taxes that are expected to be borne by KYN and the Combined Company. KYN is a taxable corporation with entity level income taxes whereas KMF is a regulated investment company (or RIC) that does not have entity level income taxes.

Q: What impact will the Merger have on leverage levels?

A: The amount of leverage as a percentage of total assets following the Merger is not expected to significantly change from that of each Company’s standalone leverage levels. The table below illustrates the leverage of each Company on both a standalone and pro forma basis.

($ in millions)	KYN	KMF	Pro Forma Combined KYN(1)
Total Debt	$310	$85	$395
Mandatory Redeemable Preferred Stock	$112	$42	$154
Leverage	$422	$127	$549
Leverage as % of total assets	22%	23%	23%

As of February 28, 2023

(1)	Pro forma for the Merger (assuming the maximum aggregate amount of Cash Consideration is elected).

Q. How has KYN performed relative to KMF?

A: The performance table below illustrates the past performance of an investment in each Company. These total returns are based on net asset values, which reflect the total expenses incurred at each Company for the periods presented and, for KYN, this includes the impact of income taxes. Although total operating expenses including the management fee and income taxes may be higher for the Combined Company, KYN’s performance, inclusive of such expenses, has exceeded that of KMF for the prior 1-, 5-, and 10-year periods, as well as since November 30, 2010 (shortly after KMF’s commencement of operations).

	Total Returns Based on Net Asset Value(1)
	1-Year	3-Year	5-Year	10-Year	Since 11/30/10(2)
KYN/Acquirer	30.5%	2.6%	10.0%	(1.7)%	21.1%
KMF/Target	20.9%	8.7%	3.7%	(19.6)%	10.1%

(1)	Total returns are based on net asset values, rather than stock prices, and are shown as of November 30, 2022. These returns reflect each Company’s total expense ratio, which includes net operating expenses, interest expense and current and deferred tax expense (or benefit), as applicable, as well as the reinvestment of distributions pursuant to each Companies’ dividend reinvestment plan.

(2)	KYN commenced operations in September 2004 while KMF commenced operations in November 2010. Returns for the period since November 30, 2010 represent the applicable total return of the Companies since the first month-end following KMF’s commencement of operations.

Past performance is no guarantee of future returns, and current performance may be lower or higher than the figures shown. The investment return and principal value of an investment will fluctuate with changes market conditions and other factors so that an investor’s shares, when sold, may be worth more or less than their original cost.

Q: Will the Merger cause a change in value of KYN’s deferred tax liability?

A: The Merger should not result in any incremental net deferred income tax liability for KYN. KMF, as a RIC, is not generally subject to federal income tax and as such does not have a deferred tax liability associated with unrealized gains on investments (nor any deferred tax asset associated with capital loss carryforwards). As of November 30, 2022, KMF had $402 million of capital loss carryforwards and an unrealized gain on investment for tax purposes of $100 million. As a RIC, KMF capital loss carryforwards would be eligible to be carried forward indefinitely and generally would not be limited. Following the Merger, all pre-Merger KMF capital losses would be subject to a five year carryforward period as applicable to taxable corporations. KYN, as a corporation, is obligated to pay federal and state income tax on its taxable income and accrues deferred income tax in accordance with the Income Tax Topic of the FASB Accounting Standards Codification (ASC 740). In the Merger, KYN as the tax acquirer will succeed to any capital loss carryforward that KMF has as of the time of the Merger. Any such capital loss carryforward acquired will be subject to certain limitations under the Code. It is KYN’s expectation that KMF capital losses available post-Merger will equal, if not exceed, the amount of the KMF net unrealized gain (if any) as of the Merger date such that KYN should not be required to increase its net deferred tax liability in connection with the Merger. Any KMF capital losses in excess of the limitations imposed by the Code will expire unused. See “Material U.S. Federal Income Tax Consequences of the Merger”.

Q: How will the Merger affect me?

A: KYN stockholders will remain stockholders of KYN. KMF stockholders who receive Stock Consideration will become stockholders of KYN. KMF will then cease its separate existence under Maryland law.

Q: How are distributions to KYN stockholders treated for tax purposes and how does that compare to distributions to KMF stockholders?

A: As a corporation, the tax character of KYN distributions paid is generally either taxable dividends (eligible to be treated as “qualified dividend income”) or return of capital. See “Certain Federal Income Tax Matters—U.S. Federal Income Taxation of Holders of Our Common Stock”. As a RIC, the tax character of KMF distributions paid may be ordinary income, qualified dividend income, capital gains or return of capital. The tax character of each Company’s common distributions for fiscal 2022 and since their inception is included below.

	Fiscal Year 2022		Since Inception(1)
Tax Character of Distributions	KYN	KMF	KYN	KMF
Return of Capital(2)	0%	79%	43%	23%
Qualified Dividend Income	100%	21%	57%	25%
Ordinary Income	N/A (3)	-	N/A (3)	32%
Long-Term Capital Gains	N/A	-	N/A	20%

(1)	Based on the cumulative tax character of distributions for each Company since its inception and through the fiscal year ended November 30, 2022.
(2)	For both KYN and KMF, if the distributions paid exceed the Company’s current or accumulated earnings and profits, the distribution will be treated as a return of capital to the extent of the stockholder’s basis. Any distribution received in excess of a stockholder’s basis would be taxable as capital gain.

(3)	If stockholders meet the requisite holding period requirement (and certain other requirements), KYN’s taxable dividends should be eligible to be treated as tax-advantaged qualified dividend income.

We cannot assure you what percentage of the distributions paid on the pro forma Combined Company’s common stock, if any, will be treated as tax-advantaged qualified dividend income or tax-deferred return of capital in the future. Historically, more of KYN’s distributions to its stockholder has been classified as tax-advantaged qualified dividend income and tax-deferred return of capital as compared to distributions paid to KMF stockholders. As a stockholder of KYN, provided that you meet the requisite holding period requirement (and certain other requirements), taxable dividends should be eligible to be treated as tax-advantaged qualified dividend income and not ordinary income. Qualified dividend income is taxed at lower capital gain rates. The final tax characterization of distributions paid in future periods will depend on the earnings and profits of the Combined Company in any given year. Historically, a portion of the cash distributions received from KYN’s and KMF’s portfolio investments was characterized as a return of capital which contributed to the amount of return of capital that KYN and KMF have paid to their respective stockholders. A reduction in the return of capital portion of the distributions received from KYN and KMF portfolio investments (or an increase in each Company’s earnings and profits) may reduce the portion of the distribution paid by KYN and KMF that is treated as a tax-deferred return of capital. A “return of capital” represents a return of a stockholder’s original investment and should not be confused with a dividend from earnings and profits. See “Risk Factors—Risks Related to Our Business and Structure—Tax Risks”.

Q: What will happen to the shares of KYN and KMF that I currently own as a result of the Merger?

A: For KYN stockholders, your currently issued and outstanding shares of common and preferred stock of KYN will remain unchanged.

KMF common stockholders will be entitled to receive in exchange for each of their outstanding shares of KMF common stock either (i) shares of KYN common stock equal to 100% of the NAV per share of the KMF common stock, which is referred to as the Stock Consideration, or (ii) an amount of cash equal to 95% of the NAV per share of the KMF common stock, which is referred to as the Cash Consideration (see below for a description of how the Stock Consideration and the Cash Consideration are calculated). If you make no election or an untimely election, or are otherwise deemed not to have submitted an effective form of election, you will receive the Stock Consideration. Your right to elect to receive the Cash Consideration is subject to the adjustment and proration procedures set forth in the Merger Agreement to ensure that the total number of shares of KMF common stock converted into the right to receive cash consideration will not exceed 7,079,620 shares (representing 15% of the outstanding shares of KMF common stock prior to the closing of the Merger). The precise consideration that you will receive if you elect to receive Cash Consideration will not be known at the time that you vote on the approval of the Merger or make an election because it is dependent upon the per share NAV of KMF prior to the closing of the Merger and is subject to proration. No fractional shares of KYN common stock will be issued in the Merger; instead KMF stockholders will receive cash in an amount equal to the value of the fractional shares of KYN common stock that they would otherwise have received.

KMF preferred stockholders will receive, on a one-for-one basis, newly issued KYN preferred shares having substantially identical terms as the KMF preferred shares you held immediately prior to the closing of the Merger.

Q: How are the Stock Consideration and the Cash Consideration determined?

A: The Stock Consideration will be determined based on the relative NAVs per share of each Company on the business day prior to the closing of the Merger. As of February 28, 2023, KYN’s NAV per share was $10.06 and KMF’s was $8.91. For illustrative purposes, if these were the NAVs on the business day prior to closing of the Merger, then KMF common stockholders who elect Stock Consideration would be issued approximately 0.886 shares of KYN for each share of KMF.

The Cash Consideration will be determined based on the NAV per share of the KMF common stock on the business day prior to the closing of the Merger (and will equal 95% of the NAV per share). For illustrative purposes, if the NAV per share of KMF as of February 28, 2023 was the NAV on the business day prior to closing of the Merger, then KMF common stockholders who elect Cash Consideration would receive approximately $8.46 for each share of KMF subject to proration.

Q: How will the net asset values utilized in calculating the Stock Consideration and the Cash Consideration be determined?

A: The net asset value of a share of common stock of each Company will be calculated in a manner consistent with past practice and will include the impact of each Company’s share of the costs of the Merger. See “Proposal One: Merger—Information About the Merger.”

Q: If I elect to receive Cash Consideration, under what circumstances will my Cash Consideration be prorated and how will the proration be calculated?

A: In the event that KMF stockholders elect to receive Cash Consideration for an aggregate number of shares of KMF common stock, which are referred to as cash election shares, in excess of 7,079,620 shares (representing 15% of the outstanding shares of KMF common stock prior to the closing of the Merger), all cash election shares will be converted into the right to receive Stock Consideration or Cash Consideration as follows:

•	No more than 7,079,620 shares (representing 15% of the outstanding shares of KMF common stock in the aggregate) will be converted into the right to receive the Cash Consideration. Each record holder of KMF common stock having made a cash election will be entitled to receive the Cash Consideration in respect of approximately their pro rata portion of the aggregate shares of KMF common stock converted into the right to receive the Cash Consideration. In some cases, due to rounding, a KMF stockholder’s pro rata portion may be zero, such that none of such KMF stockholder’s shares of KMF common stock will be converted into the right to receive the Cash Consideration. For further information on how such pro rata portion is calculated, please see “Proposal One: Merger — Terms of the Amended and Restated Agreement and Plan of Merger.”

•	The remainder of each such holder’s cash election shares will not be converted into a right to receive the Cash Consideration and will instead be converted into the right to receive the Stock Consideration, including cash in lieu of any fractional share, if applicable.

The number of cash election shares of a holder of KMF common stock that are to remain cash election shares pursuant to the calculation described above will be rounded downward where needed. The calculations described above will be performed by American Stock Transfer & Trust Company, KYN’s and KMF’s transfer agent (the “Exchange Agent”).

Q: How do I make an election to receive Cash Consideration or Stock Consideration for my shares of KMF common stock?

A: Prior to the closing of the Merger, the Exchange Agent will provide a form of election and appropriate transmittal materials to holders of record of shares of KMF common stock advising such holders of the procedure for exercising their right to make an election. If you hold shares of KMF common stock in street name, you will need to follow the procedures established by your broker, bank or other nominee in order to make an election.

Q: What is the deadline for submitting an election?

A: To be effective, a form of election must be properly completed, signed and submitted to the Exchange Agent by 5:00 PM (Eastern Time) on the business day that is two trading days prior to the closing date for the Merger, or such other date and time as KYN may publicly announce with the consent of KMF, which is referred to as the election deadline. You can revoke your election before the election deadline by written notice that is sent to and received by the Exchange Agent prior to the election deadline.

Q: What happens if I don’t make an election?

A: A holder of shares of KMF common stock who makes no election or an untimely election, or is otherwise deemed not to have submitted an effective form of election, or who has validly revoked his or her merger consideration election but has not properly submitted a new duly completed form of election, will be deemed to have made a stock election.

Q: How will KYN fund the cash portion of the per share merger consideration?

A: KYN expects to fund the cash portion of the per share merger consideration with cash on hand, securities sales, additional borrowings under its unsecured credit facility, or some combination thereof. Upon closing of the Merger, we do not expect the Combined Company leverage levels to vary significantly from that of KYN or KMF on a standalone basis.

Q: Is the Merger expected to be a taxable event for stockholders?

A: The Merger is intended to qualify as a tax-free merger for federal income tax purposes. This means it is expected that stockholders will recognize no gain or loss for federal income tax purposes as a result of the Merger, except that gain (but not loss) will be recognized by KMF stockholders in an amount not to exceed the amount of cash received as part of the Cash Consideration (other than cash received in lieu of a fractional share) and gain or loss generally will be recognized by KMF stockholders with respect to cash received in lieu of fractional shares of KYN common stock.

Q: Will I have to pay any sales load, commission or other similar fees in connection with the Merger?

A: No, you will not pay any sales loads or commissions in connection with the Merger. The Companies will bear the costs associated with the proposed Merger. Costs will be allocated 50% to KYN and 50% to KMF. Costs related to the Merger are currently estimated to be approximately $1.8 million or 0.1% of pro forma Combined Company net assets, which equates to $0.9 million or $0.01 per share for KYN and $0.9 million or $0.02 per share for KMF as of February 28, 2023.

Q: Who do we expect to vote on the Merger?

A: KMF’s common and preferred stockholders are being asked to vote, together as a single class, on the Merger. KYN’s common and preferred stockholders are being asked to vote, together as a single class, to approve the issuance of KYN shares required to complete the Merger.

Q: What happens if KMF stockholders do not approve the Merger or KYN stockholders do not approve the issuance of additional shares of KYN common stock in connection therewith?

A: The Merger must be approved by KMF’s common and preferred stockholders, voting together as a single class. In addition, the issuance of additional shares of KYN common stock in connection with the Merger must be approved by KYN’s common and preferred stockholders, voting together as a single class. If KMF stockholders do not approve the Merger, or if KYN stockholders do not approve the issuance of additional KYN common stock in connection therewith, then the Merger will not take place and KYN and KMF will continue to operate as separate entities. Further, if the Merger is not approved, KYN’s current asset tiers for fee waivers will remain in effect.

Q: What is the timetable for the Merger?

A: The Merger is expected to take effect prior to the end of fiscal 2023, following the receipt of stockholder approvals and once other customary conditions to closing are satisfied.

General Questions

Q: How do the Boards of Directors suggest that I vote?

A: After careful consideration, the Boards of Directors recommend that you vote “FOR” all proposals on the enclosed proxy card for which you are entitled to vote.

Q: How do I vote my shares?

A: Voting is quick and easy. You may vote your shares via the internet or by telephone by following the instructions on the proxy card, or by simply completing and signing the enclosed proxy card, and mailing it in the postage-paid envelope included in this package. You may also vote in person if you are able to attend the Meeting. However, even if you plan to attend the Meeting, we urge you to cast your vote early. That will ensure your vote is counted should your plans change.

Q: Whom do I contact for further information?

A: You may contact your financial advisor for further information. You may also call AST Fund Solutions, the Companies’ proxy solicitor, at [●]. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern time.

Q: Will anyone contact me?

A: You may receive a call from AST Fund Solutions, the Companies’ proxy solicitor, to verify that you received your proxy materials, to answer any questions you may have about the proposals and to encourage you to authorize your proxy. We recognize the inconvenience of the proxy solicitation process and would not impose it on you if we did not believe that the matters being proposed were important. Once your vote has been registered with the proxy solicitor, your name will be removed from the solicitor’s follow-up contact list.

Your vote is very important. We encourage you as a stockholder to participate in the Companies’ governance by authorizing a proxy to vote your shares as soon as possible. If enough stockholders fail to cast their votes, the Companies may not be able to hold the Meeting or to call for a vote on each issue, and will be required to incur additional solicitation costs in order to obtain sufficient stockholder participation.

SPECIAL FACTORS

Effects of the Merger

The Board of Directors of KMF, including the Independent Directors, has unanimously approved the Merger Agreement, determined the Merger to be in the best interests of each of KMF and KYN and directed that the Merger proposal be submitted to the KMF stockholders for consideration. Upon the closing of the Merger, KMF will be merged with and into a wholly owned subsidiary (“Merger Sub”) of KYN (the “Merger”). Pursuant to the Merger Agreement, KMF stockholders will be entitled to receive in exchange for each of their outstanding shares of KMF common stock either (i) shares of KYN common stock equal to 100% of the NAV per share of the KMF common stock (“Stock Consideration”), or (ii) an amount of cash equal to 95% of the NAV per share of the KMF common stock (“Cash Consideration”). No fractional shares of KYN common stock will be issued in the Merger; instead KMF stockholders will receive cash in an amount equal to the value of the fractional shares of KYN common stock that they would otherwise have received. KMF stockholders’ right to elect to receive Cash Consideration is subject to the adjustment and proration procedures set forth in the Merger Agreement to ensure that the total number of shares of KMF common stock converted into the right to receive Cash Consideration will not exceed 7,079,620 shares (representing 15% of the outstanding shares of KMF common stock prior to the closing of the Merger). KMF will then cease its separate existence under Maryland law and terminate its registration under the 1940 Act. Immediately following the Merger, it is expected that Merger Sub will be merged with and into KYN. The aggregate NAV of KYN common stock received by KMF common stockholders receiving Stock Consideration in the Merger will equal the aggregate NAV of the exchanged KMF common stock (excluding cash distributed by KYN for fractional shares). KYN will be the accounting survivor following the closing of the Merger and will continue to operate after the Merger as a registered, non-diversified, closed-end management investment company with the investment objectives and policies described in this joint proxy statement/prospectus.

In connection with the Merger, each holder of KMF MRP Shares will receive in a private placement an equivalent number of newly issued KYN MRP Shares, each having substantially identical terms as the respective KMF MRP Shares. The aggregate liquidation preference of the KYN MRP Shares received by the holders of KMF MRP Shares in the Merger will equal the aggregate liquidation preference of the KMF MRP Shares held immediately prior to the closing of the Merger. The KYN MRP Shares to be issued in the Merger will have equal priority with KYN’s existing outstanding preferred shares as to the payment of dividends and the distribution of assets in the event of a liquidation of KYN. In addition, the preferred shares of KYN, including the KYN MRP Shares to be issued in connection with the Merger, will be senior in priority to KYN common shares as to payment of dividends and the distribution of assets in the event of a liquidation of KYN.

If the Merger is not approved by stockholders of KMF, or if the issuance of additional KYN common stock in connection with the Merger is not approved by the stockholders of KYN, KYN and KMF will each continue to operate as a standalone Maryland corporation advised by KAFA and will each continue its investment activities in the normal course. Further, if the Merger is not approved, KYN’s current asset tiers for fee waivers will remain in effect.

Background of the Merger

During the fourth quarter of 2019, KAFA began evaluating the investment mandates of KYN and KMF and whether any strategic alternatives for either fund should be considered for recommendation to the Board of Directors of each of KYN and KMF (together, the “Board”).

At a regular quarterly joint meeting of the Board on December 17, 2019, representatives of KAFA presented materials to the Board reviewing each Company’s investment objective and policies. The KAFA representatives and members of the Board discussed the merits of a potential change to each Company’s investment mandate as well as certain other strategic alternatives each Company could consider (including a potential merger of KYN and KMF). At the Board’s direction, KAFA representatives agreed to prepare analysis on these topics to be presented at future meetings.

At a regular quarterly joint meeting of the Board on April 1, 2020, KAFA representatives presented further thoughts on potential strategic alternatives for the Companies, including (i) maintaining KMF’s then current investment mandate, (ii) changing KMF’s investment mandate to focus on investment opportunities associated with the “energy transition” and (iii) a potential merger of KMF with and into KYN. In light of the market uncertainty related to COVID-19, the KAFA representatives did not make any specific recommendations and the Board determined further analysis on strategic alternatives was to be performed.

At a regular quarterly joint meeting of the Board on June 24, 2020, KAFA representatives again presented materials on the various alternatives, including (i) potential changes to the investment objectives and policies of both Companies, (ii) repositioning KMF to focus on the “energy transition” and (iii) merging KMF with and into KYN. The Board determined that the best course of action was to reposition KMF as focused on “energy transition,” with a follow up meeting scheduled to review the final recommendations.

On July 23, 2020, the Board convened a joint special meeting, together with representatives of KAFA. At the meeting, the KAFA representatives reviewed KAFA’s recommendation to rename KMF as “Kayne Anderson NextGen Energy & Infrastructure” and reposition KMF as focused on the transition to renewables and lower carbon fuels (including recommendations to modify its non-fundamental investment policies accordingly) and to rename KYN as “Kayne Anderson Energy Infrastructure Fund, Inc.” and modify its investment objective and non-fundamental investment policies accordingly. After consideration, the Board approved these changes.

On July 27, 2020, both Companies announced their strategic updates, including their name changes and revisions to their investment policies.

During the remainder of fiscal 2020, and through fiscal year 2021, the Board, with input and analysis from KAFA representatives, continued to assess the viability of KMF as a differentiated fund and whether the shift in its strategic focus was being recognized and embraced by KMF’s investors.

At a regular quarterly joint meeting of the Board on June 23, 2021, KAFA representatives presented materials regarding the distribution philosophy for both KYN and KMF. At the meeting, upon KAFA’s recommendation, the Board declared an increase in the distribution level at each fund (for KYN, increasing the per share distribution from $0.15 to $0.175 – representing a 17% increase in the per share distribution level; and for KMF, increasing the per share distribution from $0.09 to $0.14 – representing a 56% increase in the per share distribution level). The distribution increases were intended to address the market price to NAV discounts (with the expectation that the increased distribution level would result in a tighter market price to NAV discount) and reward each Company’s long-term stockholders. As it relates to KMF, the Board concluded, based on KAFA’s recommendation, that an enhanced distribution would increase the probability that investors would embrace the fund’s investment strategy.

On March 7, 2022, KYN completed its merger with Fiduciary/Claymore Energy Infrastructure Fund (NYSE:FMO), emphasizing KYN’s role as the largest closed-end fund in the energy infrastructure sector and its position as a natural consolidator of closed-end funds investing in these types of companies.

At a regular quarterly joint meeting of the Board on March 29, 2022, KAFA representatives presented materials to the Board reviewing market price to NAV trading discounts, the number and size of the various closed-end funds in the energy infrastructure space, activist activity and KYN’s positioning as a consolidator of the energy infrastructure closed-end fund space. As a part of these discussions, the KAFA representatives questioned whether the shift in strategy at KMF resonated with its investors given its persistent trading discount and whether alternatives – including a potential merger with KYN – should be considered. The KAFA representatives recommended, and the Board ultimately declared, an increase in KMF’s quarterly distribution from $0.14 per share to $0.16 per share in an effort to address the discount and to reward KMF’s long-term shareholders. The Board requested further analysis on the various tax attributes of each Company from the KAFA representatives to be presented at the next quarterly joint meeting of the Board.

At a regular quarterly joint meeting of the Board on June 22, 2022, KAFA representatives presented materials to the Board on the tax attributes of KYN (which operates as a taxable corporation) and KMF (which qualifies as a regulated investment company or “RIC”). The KAFA representatives reviewed KMF’s market price to NAV discount and further discussed what actions could be taken to address the discount.

At a regular quarterly joint meeting of the Board on September 21, 2022, KAFA representatives presented an update on closed-end fund activism in the energy infrastructure space and discussed the various alternatives that KMF could take to address its market price to NAV discount. KYN was discussed as the consolidator of choice for closed-end funds in the energy infrastructure sector and an analysis of the potential overlap of stockholders between KYN and KMF was discussed.

At a regular quarterly joint meeting of the Board on December 14, 2022, KAFA representatives presented materials reviewing KMF’s performance since its name change and revisions to its investment policies in July of 2020 and discussed various strategic alternatives for the Board to consider, including whether to revise KMF’s strategy further or pursue a combination with KYN. As a part of these discussions, the KAFA representatives provided further analysis to the Board on the potential combination of the Companies and recommended pursuing this merger. The Board considered the materials presented and recommendations made by KAFA and requested a special follow up meeting to address the questions raised and review the potential merger in more detail, but the Board did not make an official determination to pursue any of the strategic alternatives at that time.

On February 17, 2023, the Board held a special joint meeting at which KAFA representatives were present. At the meeting, the KAFA representatives presented two strategic alternatives: (i) maintaining KMF’s current strategy or (ii) pursuing a combination of KMF with KYN. At the meeting, the KAFA representatives provided feedback from the investment community on KMF’s current strategy concluding (i) that the strategy was not as well understood by the investors and investment analysts sampled as KYN’s strategy was understood and (ii) that an investment strategy principally focused on midstream investments, including master limited partnerships (like KYN’s investment strategy) would resonate best with the largest group of existing and potential investors. The KAFA representatives further noted the persistent market price to NAV discount at KMF and increased shareholder activism across the sector. At this meeting, KAFA representatives reiterated their recommendation for the Companies to pursue the merger and provided an analysis of the proposed combination including a review of the Combined Company’s pro forma portfolio positioning, a summary term sheet including the mechanics of a possible combination which at the time was contemplated to be effected with stock on an NAV for NAV exchange, a draft timeline for the approval of a combination, and the expected and potential benefits of the transaction to both KYN and KMF’s stockholders.

In the interim between the February 17, 2023 and February 28, 2023 meetings, the independent directors on the Board jointly retained Dechert LLP (“Dechert”) to represent and advise them as their independent legal counsel.

On February 20, 2023, Dechert provided the KAFA representatives with a number of follow up questions and additional analysis that the Board requested with respect to the proposed combination including further details on operating expenses and potential synergies to be realized in a combination, questions regarding the proposed revisions to KYN’s management fee, tax implications of stockholders holding shares of KYN and KMF, historical information regarding trading discounts at KYN as compared to KMF, projected expenses to be incurred in connection with a proposed combination, more details on the potential benefits for KYN’s and KMF’s stockholders, historical information on buyback programs and their potential impact on trading discounts, considerations of other strategic alternatives, and a summary of the capital structure of each KYN, KMF and the pro forma Combined Company.

On February 24, 2023, Dechert provided the KAFA representatives with further questions regarding expenses, the taxability of the proposed combination and the pro forma tax treatment of the Combined Company, the allocation of expenses related to the proposed combination, and information regarding any impacts to KMF’s leverage as a result of the transaction.

On February 28, 2023, the Board held a joint special meeting together with representatives of KAFA. At the meeting, the KAFA representatives addressed all of the Board’s requests and questions, including all of the follow-up questions previously provided. The KAFA representatives presented materials explaining the stockholder approvals needed and illustrative stockholder vote outcomes. The KAFA representatives presented a revised term sheet for the proposed merger describing a proposed tender offer to be consummated upon stockholder approval, an increase to KYN’s distribution rate from $0.20 per share to $0.21 per share to be announced in connection with the proposed combination and a further recommendation to propose increasing the KYN distribution to $0.22 upon completion of the proposed combination, the asset tiers for fee waivers at KYN to be effective upon the closing of the proposed combination, and a three-year fee waiver by KYN following the proposed combination.

On March 14, 2023, the Board held a joint special meeting together with representatives of KAFA. At the meeting, the KAFA representatives reviewed further revised terms for the proposed combination of KYN and KMF, the timeline for a proposed announcement, the establishment of a record date, draft approvals of matters relating to the proposed combination, including the approval of the combination and the issuance of shares of KYN, and approval of a proposed tender offer to be consummated upon stockholder approval of the proposed combination. The Board considered various factors relating to the proposed combination including but not limited to the following: (a) the potential benefits resulting from the combination of assets of KMF with KYN; (b) the compatibility of investment objectives, policies, restrictions and investment holdings of KMF with KYN; and (c) any direct or indirect costs to be incurred by KMF, KYN and their respective stockholders. The Board, including a majority of the Independent Directors, acknowledged that KYN and KMF will rely on Rule 17a-8 under the Investment Company Act of 1940, as amended (the “1940 Act”) to effect the proposed combination, and the Board determined, on the basis of the information presented, that the proposed combination would be in the best interests of each of KYN and KMF, and that the interests of the stockholders of each of KYN and KMF would not be diluted, on the basis of net asset value per share, as a result of the proposed combination. Subject to the receipt by the Board of certain additional specified information, at this meeting, the Board authorized the KAFA representatives to proceed with the proposed combination under the terms discussed. The KAFA representatives agreed to provide the Board with various final versions of the merger related agreements and disclosures to reflect the terms and conditions discussed at that meeting.

On March 24, 2023, the Board held a joint special meeting together with representatives of KAFA. At the meeting, the KAFA representatives presented the Board with various final merger related agreements, disclosures, and management further discussed the proposal with the Board. At this meeting the Board unanimously approved the proposed combination and various related actions.

On March 27, 2023, the Companies announced the proposed combination of KMF and KYN. On the same date, KYN filed a preliminary Registration Statement on Form N-14 with the Securities and Exchange Commission.

On April 13, 2023, after further review of the proposed structure, and discussion with counsel, KAFA and the Board undertook revising the structure of the transaction in an effort to provide a similar economic outcome for KMF and KYN stockholders to the previously announced merger agreement and contemplated tender offer for up to 15% of the outstanding common stock of KMF at 95% of NAV per share. The new transaction structure eliminated the tender offer but was revised so that KMF common stockholders could elect to receive either (i) shares of KYN common stock equal to 100% of the NAV per share of the KMF common stock (“Stock Consideration”), or (ii) an amount of cash equal to 95% of the NAV per share of the KMF common stock (“Cash Consideration”). Cash Consideration was proposed to be subject to proration to ensure that the total number of shares of KMF common stock converted into the right to receive Cash Consideration would not exceed 15% of the outstanding shares of KMF common stock prior to the closing of the Merger. KAFA performed further diligence on the revised structure, including analyzing the legal and tax implications and regulatory requirements.

On April 16, 2023, the Board held a joint special meeting together with representatives of KAFA. At the meeting, the KAFA representatives outlined the framework of this new structure. The Board concluded that KAFA should complete its diligence on the revised structure and pursue revising the transaction structure.

On April 21, 2023, the Board convened a joint special meeting that included representatives of KAFA. At the meeting, the KAFA representatives provided the Board with a summary of its findings. KAFA explained why it considered the revised merger structure to be substantially economically equivalent to the previously announced construct, and that it had been advised by Paul Hastings LLP (counsel to KAFA, KYN and KMF) about the securities law filings and disclosure that would be necessary to proceed with the new structure.

On April 24, 2023, the Board approved the parties’ entry into the revised merger. In connection with such approval, the Board reiterated its conclusions from the March 14, 2023 special meeting, including the proposed combination being in the best interests of each of KYN and KMF, and concluded that the change in structure did not affect its conclusions. On the same date, KYN and KMF announced the revised merger agreement.

Reasons for the Merger and Board Considerations

The Board of Directors of each Company has approved the Merger because they have determined that the Merger is in the best interests of each Company and that the interests of the existing stockholders of each Company will not be diluted as a result of the Merger. In making this determination, the Board of Directors of each Company considered (i) the expected benefits of the transaction for each Company (as outlined in more detail below) and (ii) the fact that both Companies have very similar investment policies, investment strategies and portfolio holdings. The Combined Company will pursue KYN’s investment objective which is to provide a high after-tax total return with an emphasis on making cash distributions to stockholders. The Combined Company intends to achieve this objective by investing at least 80% of total assets in the securities of Energy Infrastructure Companies. Please refer to the Glossary for the meaning of capitalized terms not otherwise defined herein.

Specifically, the Boards of Directors of each Company considered and discussed matters relating to the Merger at executive sessions and meetings of the Boards of Directors (collectively, the “Board meetings”). In advance of the Board meetings, KAFA provided detailed information to the Boards of Directors about the proposed Merger and responded to a number of questions and additional requests for information from the Boards of Directors. In addition, at or prior to the Board meetings, the Boards of Directors met with representatives of KAFA, KAFA’s legal counsel and counsel to the Companies (Paul Hastings LLP) and their independent legal counsel (Dechert LLP). The Independent Directors met separately several times with their independent legal counsel to consider and discuss the Merger. KAFA recommended that the Boards of Directors approve the Merger and in the course of deliberations, KAFA agreed to support a fee waiver for three years effective at the closing of the Merger such that the pro forma, run-rate fees payable to KAFA are equal to the aggregate, run-rate management fees payable if KYN and KMF had remained standalone companies, upon the closing of the Merger, a reduction in the asset tiers for management fee waivers of the pro forma Combined Company, and to offer KMF stockholders the right to elect to receive either (i) Stock Consideration or (ii) Cash Consideration (subject to adjustment and proration). The Boards of Directors reviewed the Merger with respect to the interests of both Companies in mind. After careful consideration, the Boards of Directors of each Company, including the Independent Directors, unanimously approved the Merger for both Companies.

In approving the Merger and recommending that stockholders of KMF approve the Merger and stockholders of KYN approve the issuance of additional KYN common stock in connection with the Merger, the Boards of Directors, including the Independent Directors, determined that participation in the Merger is in the best interests of both Companies and that the interests of the existing stockholders of both Companies will not be diluted as a result of the Merger. The determination to approve the Merger was made on the basis of each director’s business judgment after consideration of all of the factors deemed relevant to the director taken as a whole, though individual directors may have placed different weights on certain factors.

Some of the factors that the Boards of Directors considered in determining that the Merger is in the best interests of the stockholders include:

●	Merger expected to increase KMF’s distribution level

Currently, KYN pays a quarterly cash distribution at an annualized rate of $0.84 per share. Based on this distribution level, the Merger is expected to result in an increase to the distribution received by KMF’s common stockholders of approximately $0.10 on an annualized basis, or approximately 16% greater than its current annualized distribution rate. Upon closing of the Merger, KYN’s management plans to recommend a $0.01 per share increase in KYN’s quarterly distribution (to a quarterly rate of $0.22 per share), which if approved by KYN’s Board of Directors, would increase KYN’s distribution to an annualized rate of $0.88 per share. This would result in an approximate 22% increase in the current annualized distribution received by KMF’s common stockholders.

These estimates are based on the relative net asset value (“NAV”) per share of the Companies as of February 28, 2023, which would have resulted in an exchange ratio of approximately 0.886 shares of KYN for each share of KMF. The exchange ratio will be determined based on the relative NAV per share of each Company on the business day prior to closing of the Merger. Historically, a portion of the distributions paid to common stockholders of KYN and KMF has been classified as a return of capital. The final tax characterization of distributions paid in future periods will depend on the earnings and profits of the Combined Company in any given year. A “return of capital” represents a return of a stockholder’s original investment and should not be confused with a dividend from earnings and profits. See “Risk Factors—Risks Related to Our Business and Structure—Tax Risks”.

●	KMF’s stockholders should benefit from enhanced market liquidity and may benefit from improved trading relative to NAV per share

The larger market capitalization of the Combined Company relative to KMF should provide an opportunity for enhanced market liquidity over the long-term. Greater market liquidity may lead to a narrowing of bid-ask spreads and reduce price movements on a trade-to-trade basis. The table below illustrates the equity market capitalization and average daily trading volume for each Company on a standalone basis as well as for the Combined Company. KMF stockholders will be part of a much larger company with significantly higher trading volume. KMF’s Board of Directors also considered the fact that KYN has historically traded at a smaller discount to NAV compared to KMF’s historical discount to NAV. For example, for the three years ended February 28, 2023, KYN has traded at an average discount to NAV of 14.3%, and KMF has traded at an average discount to NAV of 19.8%. Further, in the period from KMF’s initial public offering (November 2010) through February 28, 2023, KYN’s average discount to NAV was 4.3% and KMF’s average discount to NAV was 12.2%.

	KYN	KMF	Pro Forma Combined Company(1)
Equity capitalization ($ in millions)	$1,213	$349	$1,532
Average daily trading volume(2)	454	127	NA

As of February 28, 2023.

(1)	Pro forma for the Merger (assuming the maximum aggregate amount of Cash Consideration is elected).
(2)	90-day average trading volume in thousands of shares.

●	The Combined Company will have more flexibility than KMF regarding its portfolio of Energy Infrastructure Companies

KMF currently qualifies as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As long as KMF meets certain portfolio diversification and other requirements that govern its sources of income and timely distribution of earnings to stockholders, KMF will not be subject to federal income tax. For KMF to qualify as a RIC, at the end of each quarter, KMF must have (i) at least 50% of the value of its total assets comprised of investments that are not greater in value than 5% of total assets and (ii) no more than 25% of the value of its total assets invested in the securities of one or more qualified publicly traded partnership (“PTPs”). Currently, these requirements are limiting the types of investments that KMF could make – in particular, the fund’s MLP holdings (which are considered PTPs for the purpose of KMF’s RIC diversification requirement), cannot exceed 25% of its total assets. In contrast, KYN (as a taxable corporation) does not have these same portfolio constraints See “Proposal One: Merger – Investment Objectives and Policies of KYN”. Upon completion of the Merger, the Combined Company will operate as a taxable corporation and pursue KYN’s investment objective. We believe the benefits of additional portfolio flexibility, which enables KYN to invest across a full spectrum of Energy Infrastructure Companies, outweigh the benefits of qualifying as a RIC. See “Proposal One: Merger—Comparison of the Companies”.

●	Potential for reduced management fee in the future as assets appreciate, due to revised KYN management fee waiver

As of February 28, 2023, KYN was subject to a management fee of 1.375% on its $1.9 billion of management fee total assets and KMF was subject to a management fee of 1.25% on its $0.5 billion of management fee total assets. Pro forma for the combination and assuming the maximum aggregate amount of Cash Consideration is elected, the Combined Company would have pro forma management fee total assets $2.4 billion, based on the Companies’ assets as of February 28, 2023. Upon completion of the Merger, KAFA has agreed to revise its management fee waiver agreement with KYN to reduce the asset tiers for fee waivers. The initial asset tier for fee waiver will be reset to the pro forma Combined Company management fee total assets as of the closing of the Merger. The revised fee waiver will lower the effective management fee that KYN pays as its assets appreciate. The table below outlines the current and revised management fee waivers assuming the Merger was completed on February 28, 2023:

KYN Asset Tiers for Fee Waiver		Management Fee	Applicable
Current	Revised	Waiver	Management Fee(1)
$0 to $4.0 billion	$0 to $2.4 billion(2)	0.000%	1.375%
$4.0 billion to $6.0 billion	$2.4 billion(2) to $4.0 billion	0.125%	1.250%
$6.0 billion to $8.0 billion	$4.0 billion to $6.0 billion	0.250%	1.125%
Greater than $8.0 billion	Greater than $6.0 billion	0.375%	1.000%

(1)	Represents the management fee, after giving effect to the fee waiver, applicable to the incremental total assets at each tier.
(2)	Initial asset tier for fee waiver of $2.4 billion based on the approximate management fee total asset values at each Company as of February 28, 2023. The actual amount of the first asset tier will be reset to the pro forma Combined Company management fee total asset value as of closing.

In addition to reducing the asset tiers for fee waivers, KAFA has also agreed to waive an amount of management fees (based on KYN and KMF assets at closing of the Merger) such that the pro forma, run-rate fees payable to KAFA are equal to the aggregate, run-rate management fees payable if KYN and KMF had remained standalone companies. The waiver will last for three years and is estimated to be approximately $0.7 million per year based on KYN and KMF assets as of February 28, 2023. The revised asset tiers for fee waivers and the new fee waiver would be effective as of the closing of the Merger and would not be subject to recoupment, either with respect to KYN, KMF or the Combined Company. Based on KMF’s current management fee, the Combined Company’s management fee as a percentage of net assets is expected to be higher than KMF’s standalone fee.

●	KMF’s stockholders should benefit from the larger asset base of the Combined Company

The larger asset base of the Combined Company relative to KMF may provide greater financial flexibility. In particular, as a larger entity, KMF’s stockholders should benefit from the Combined Company’s access to attractive leverage terms and a wider range of alternatives for raising capital to grow the Combined Company.

●	Elimination of duplicative expenses and greater economies of scale

The Merger is expected to result in an increase in expenses as a percentage of net assets for KMF stockholders, though it is expected that the Combined Company will have a lower expense level than KYN, driven by estimated cost savings, a portion of which is expected to be attributable to reduced operating costs. Each Company incurs operating expenses that are fixed (e.g., board fees, printing fees, legal, tax returns and auditing services) and operating expenses that are variable (e.g., administrative and custodial services that are based on assets under management). Many of these fixed expenses are duplicative between the Companies and can be reduced/eliminated as a result of the Merger. There will also be an opportunity to reduce variable expenses by taking advantage of greater economies of scale. Because the Merger is expected to be completed during the second half of fiscal 2023, and because there are expenses associated with the Merger, the full impact of the elimination of duplicative expenses will not be entirely recognized this year. We expect the Combined Company to realize the full benefit of these reductions during fiscal 2024.

The increase in expenses as a percentage of net assets for KMF’s stockholders is also a result of (i) the net deferred tax liability (as a percentage of total assets) at KYN and the Combined Company as compared to standalone KMF, which causes net assets for the Combined Company to be smaller as a percentage of total assets as compared to standalone KMF and (ii) the entity level income taxes that are expected to be borne by KYN and the Combined Company. KYN is a taxable corporation with entity level income taxes whereas KMF is a regulated investment company (or RIC) that does not have entity level income taxes.

In addition to the items discussed above, the Boards of Directors of both Companies also took into consideration the following items:

●	the terms and conditions of the Merger Agreement, particularly that the Merger will be submitted to the stockholders of KMF for their approval and the issuance of additional KYN common stock in connection with the Merger will be submitted to the stockholders of KYN for their approval, and that KMF common stock will be converted into either (i) Stock Consideration or (ii) Cash Consideration (subject to adjustment and proration);

●	the recommendations of KAFA, as investment adviser to both Companies, with respect to the Merger;

●	the compatibility of the investment objectives and fundamental investment policies of the Companies, the differences in the principal investment strategies and the types of investments employed by each Company as well as the resources required for such investments, and the substantial overlap in the current portfolios of the Companies;

●	the change in investment restrictions of KMF, as a result of KMF being a RIC while KYN is taxed as a corporation;

●	the Companies’ comparative historical distribution rates, their frequency and the potential impacts as a result of the Merger;

●	the Companies’ comparative historical discounts and premiums;

●	the aggregate NAV of KYN common stock received by KMF common stockholders receiving Stock Consideration in the Merger will equal the aggregate NAV of the exchanged KMF common stock (excluding cash distributed by KYN for fractional shares) and the NAV of the shares of KMF should not be diluted on the basis of NAV;

●	the treatment of holders of preferred stock of KMF in the Merger;

●	KMF and KYN dividing the costs and expenses of the Merger, including preparation and distribution of this joint proxy statement/prospectus, proxy solicitation expenses, SEC registration fees, NYSE listing fees, directors’ fees and all other reasonable third party expenses resulting from the Merger, on an equal basis;

●	the potential for greater secondary market liquidity for the common stock, which may result in a narrowing of bid-ask spreads and reduction in price movements when purchasing or selling stock;

●	the reduction in the number of closed-end funds offering similar investment strategies in the market and the total number of similar funds managed by KAFA, thereby potentially attracting greater interest by current and prospective investors;

●	the potential for reduced share price volatility and improved stockholder liquidity;

●	the anticipated effect of the Merger on the tax attributes of the Companies (including both Company’s capital loss carryforwards);

●	that KMF stockholders who do not wish to become stockholders of KYN will have an opportunity to sell their KMF shares on the NYSE;

●	that KMF stockholders who would prefer to monetize their investment in KMF will have an opportunity to receive Cash Consideration in connection with the Merger (subject to adjustment and proration); and

●	the alternatives to the Merger, including share buybacks, tender offers, distribution increases and/or special distributions, adjustments to investment strategies and policies, conversion to interval fund or open-end status, liquidation, and maintaining the status quo.

Position of KYN as to the Fairness of the Merger

Under the SEC rules governing “going private” transactions, KYN is an affiliate of KMF that is engaged in a “going private” transaction (as KMF’s common stock will be delisted from the NYSE as a result of the Merger) and, therefore, is required to express its position as to the fairness of the Merger to KMF’s “unaffiliated security holders” (that is, all stockholders of KMF other than KYN, KAFA and their affiliates) as defined under Rule 13e-3 of the Exchange Act. KYN is making the statements included in this section solely for the purpose of complying with the requirements of Rule 13e-3 and related rules under the Exchange Act.

The KYN Board, based on KAFA’s recommendation and the other information provided, believes that the Merger (which is the Rule 13e-3 transaction for which a Schedule 13E-3 Transaction Statement will be filed with the SEC) is fair to KMF’s unaffiliated stockholders on the basis of the factors described in “—Reasons for the Merger and Board Considerations”.

KYN does not own any shares of KMF common stock, and the officers and directors of each Company own only a small amount of shares of KMF common stock as described in “More Information About the Meeting — Outstanding Stock.” As a result, the KYN Board does not believe that the Merger presents a meaningful conflict of interest with respect to either Company.

Because the Stock Consideration is on a 100% NAV for NAV basis, the Companies and their respective Boards did not need to consider complex valuation issues. While the Cash Consideration only represents 95% of KMF’s NAV, the election of Cash Consideration is purely optional for KMF stockholders and only intended to provide an option for KMF stockholders to monetize at least a portion of their investment in KMF in connection with the Merger. For the foregoing reasons, neither the KYN Board nor the KMF Board engaged a financial advisor or any party to deliver a fairness opinion. Similarly, the Independent Directors did not believe it was necessary or appropriate to retain an unaffiliated representative to act solely on behalf of unaffiliated stockholders for purposes of negotiating the terms of the Rule 13e–3 transaction.

The KYN Board believes that the Merger is substantively and procedurally fair to KMF’s unaffiliated stockholders based on information available regarding KMF and the KYN Board’s analysis of such information, discussions with representatives of all parties and the factors considered by, and the analysis and resulting conclusions of, the KYN Board and the KMF Board (including the Independent Directors, who unanimously approved the Merger).

The KYN Board did not find it practicable to assign, nor did it assign, specific relative weights to the individual factors that it considered in reaching its conclusion as to fairness.

Primary Benefits and Detriments of the Merger

For a discussion of the primary benefits and detriments of the Merger, please see “—Reasons for the Merger and Board Considerations.”

Interests of the Directors and Officers of KYN and KMF in the Merger

Certain of the directors and officers of KYN and KMF hold KMF common stock. Each of the directors and officers of KYN and KMF have agreed not to elect Cash Consideration and to vote to approve the Merger and the issuance of additional shares of KYN common stock in connection with the Merger. Upon the closing of the Merger, those certain directors and officers who hold KMF common stock would be entitled to receive Stock Consideration in exchange of their shares of KMF common stock. The directors and officers of KYN (who are also the directors and officers of KMF) will continue to serve in those roles following the Merger.

Financing of the Cash Consideration

KYN expects to fund the Cash Consideration with cash on hand, securities sales, additional borrowings under its unsecured credit facility (“Credit Facility”), or some combination thereof. Upon closing of the Merger, it is not expected that the Combined Company leverage levels would vary significantly from that of KYN or KMF on a standalone basis. The financing of the Cash Consideration is not subject to any material conditions. If borrowings under the Credit Facility are used to fund the Cash Consideration, KYN would expect to repay them in the ordinary course following the closing of the Merger.

As of February 28, 2023, KYN did not have any borrowings outstanding under its Credit Facility. The interest rate payable by KYN on borrowings under its Credit Facility with JPMorgan Chase Bank, N.A., Bank of America, N.A., Sumitomo Mitsui Banking Corporation, Regions Bank, and U.S. Bank National Association may vary between one-month SOFR plus 1.40% and one-month SOFR plus 2.25%, depending on asset coverage ratios. Outstanding loan balances accrue interest daily at a rate equal to one-month SOFR plus 1.40% per annum based on asset coverage ratios as of February 28, 2023. KYN pays a commitment fee equal to a rate of 0.20% per annum on any unused amounts of the $175 million commitment for the Credit Facility. The Credit Facility has a one-year term maturing on February 23, 2024.

Fees and Expenses

The Companies will bear the costs associated with the proposed Merger. Costs will be allocated 50% to KYN and 50% to KMF. Costs related to the Merger are currently estimated to be approximately $1.8 million or 0.1% of pro forma Combined Company net assets, which equates to $0.9 million or $0.01 per share for KYN and $0.9 million or $0.02 per share for KMF as of February 28, 2023.

Total fees and expenses expected to be incurred in connection with the Merger are estimated at this time to be as follows:

Amount to be Paid
($ in thousands)
Legal fees	$800
Proxy solicitation costs	500
Stockholder reporting, printing and mailing costs and filing fees	185
Directors’ meeting fees	140
Transfer agent and exchange agent fees and other expenses	125
Accounting and other professional fees	95
Total	$1,845

Delisting and Deregistration

If the Merger is completed, KMF’s common stock will be delisted from the NYSE and deregistered under the Exchange Act (via termination of registration pursuant to Section 12(g) of the Exchange Act). After the closing of the Merger, KMF will also file a Form 15 to suspend its reporting obligations under Section 15(d) of the Exchange Act. As a result, KMF will no longer be obligated to file any periodic reports or other reports with the SEC on account of its common stock.

Material U.S. Federal Income Tax Consequences of the Merger

The Merger is intended to qualify as a tax-free merger for federal income tax purposes. This means it is expected that stockholders will recognize no gain or loss for federal income tax purposes as a result of the Merger, except that gain (but not loss) will be recognized by KMF stockholders in an amount not to exceed the amount of cash received as part of the Cash Consideration (other than cash received in lieu of a fractional share) and gain or loss generally will be recognized by KMF stockholders with respect to cash received in lieu of fractional shares of KYN common stock.

Dissenters’ or Appraisal Rights

Stockholders do not have dissenters’ or appraisal rights.

Accounting Treatment of the Merger

Both Companies are considered investment companies and follow the accounting and reporting guidance of the Financial Accounting Standards Board Accounting (FASB) Standards Codification (ASC) Topic 946 – “Financial Services – Investment Companies.” The Merger will be accounted for as an asset acquisition and KYN will be the accounting survivor following the closing of the Merger.

Provisions for Unaffiliated Stockholders

No provision has been made to grant unaffiliated stockholders of KMF (that is, all stockholders of KMF other than KYN, KAFA and their affiliates) access to the files of KYN or KMF or to obtain counsel or appraisal services at the expense of the foregoing parties.

GLOSSARY

This glossary contains definitions of certain key terms, as they are used in KYN investment policies and as described in this joint proxy statement/prospectus. These definitions may not correspond to standard sector definitions.

“Energy Assets” means Energy Infrastructure Assets and other assets that are used in the energy sector, including assets used in exploring, developing, producing, generating, transporting, transmitting, storing, gathering, processing, fractionating, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal, electricity or water.

“Energy Companies” means companies that own and/or operate Energy Assets or provide energy- related services. For purposes of this definition, this includes companies that (i) derive at least 50% of their revenues or operating income from operating Energy Assets or providing services for the operation of such assets or (ii) have Energy Assets that represent the majority of their assets.

“Energy Infrastructure Assets” means (a) Midstream Assets, (b) Renewable Infrastructure Assets and (c) Utility Assets.

“Energy Infrastructure Companies” consists of (a) Midstream Energy Companies, (b) Renewable Infrastructure Companies and (c) Utility Companies.

“Master Limited Partnerships” or “MLPs” means limited partnerships and limited liability companies that are publicly traded and are treated as partnerships for federal income tax purposes.

“Midstream Assets” means assets used in energy logistics, including, but not limited to, assets used in (a) transporting, storing, gathering, processing, fractionating, distributing, or marketing of natural gas, natural gas liquids, crude oil, refined products or water produced in conjunction with such activities or (b) the capture, transportation or sequestration of carbon dioxide.

“Midstream Energy Companies” means companies that primarily own and operate Midstream Assets. Such companies may be structured as Master Limited Partnerships or taxed as corporations. For purposes of this definition, this includes companies that (i) derive at least 50% of their revenue or operating income from operating Midstream Assets or providing services for the operation of such assets or (ii) have Midstream Assets that represent the majority of their assets.

“Renewable Infrastructure Assets” means assets used in the generation, production, distribution, transportation, transmission, storage and marketing of energy including, but not limited to, electricity, steam, natural gas or transportation fuels, from renewable sources such as solar, wind, flowing water (hydroelectric power), geothermal, biomass and organic waste.

“Renewable Infrastructure Companies” means companies that own and/or operate Renewable Infrastructure Assets. For purposes of this definition, this includes companies that (i) derive at least 50% of their revenues or operating income from operating Renewable Infrastructure Assets or providing services for the operation of such assets or (ii) have Renewable Infrastructure Assets that represent the majority of their assets.

“Utility Assets” means assets, other than Renewable Infrastructure Assets, that are used in the generation, production, distribution, transportation, transmission, storage and marketing of energy, including, but not limited to, electricity, natural gas and steam.

“Utility Companies” means companies that own and/or operate Utility Assets. For purposes of this definition, this includes companies that (i) derive at least 50% of their revenues or operating income from operating Utility Assets or providing services for the operation of such assets or (ii) have Utility Assets that represent the majority of their assets.

SUMMARY

The following is a summary of certain information contained elsewhere in this joint proxy statement/prospectus and is qualified in its entirety by reference to the more complete information contained in this joint proxy statement/prospectus and in the Statement of Additional Information. Stockholders should read this entire joint proxy statement/prospectus carefully.

Proposal One: Merger

The Board of Directors of KMF, including the Directors who are not “interested persons” of KMF (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)) (the “Independent Directors”), has unanimously approved the Merger Agreement, determined the Merger to be in the best interests of each of KMF and KYN and directed that the Merger proposal be submitted to the KMF stockholders for consideration. Upon the closing of the Merger, KMF will be merged with and into a wholly owned subsidiary (“Merger Sub”) of KYN (the “Merger”). Pursuant to the Merger Agreement, KMF stockholders will be entitled to receive in exchange for each of their outstanding shares of KMF common stock either (i) shares of KYN common stock equal to 100% of the NAV per share of the KMF common stock (“Stock Consideration”), or (ii) an amount of cash equal to 95% of the NAV per share of the KMF common stock (“Cash Consideration”). No fractional shares of KYN common stock will be issued in the Merger; instead KMF stockholders will receive cash in an amount equal to the value of the fractional shares of KYN common stock that they would otherwise have received. KMF stockholders’ right to elect to receive Cash Consideration is subject to the adjustment and proration procedures set forth in the Merger Agreement to ensure that the total number of shares of KMF common stock converted into the right to receive Cash Consideration will not exceed 7,079,620 shares (representing 15% of the outstanding shares of KMF common stock prior to the closing of the Merger). KMF will then cease its separate existence under Maryland law and terminate its registration under the 1940 Act. Immediately following the Merger, it is expected that Merger Sub will be merged with and into KYN. The aggregate NAV of KYN common stock received by KMF common stockholders receiving Stock Consideration in the Merger will equal the aggregate NAV of the exchanged KMF common stock (excluding cash distributed by KYN for fractional shares). KYN will be the accounting survivor following the closing of the Merger and will continue to operate after the Merger as a registered, non-diversified, closed-end management investment company with the investment objectives and policies described in this joint proxy statement/prospectus.

In connection with the Merger, each holder of KMF MRP Shares will receive in a private placement an equivalent number of newly issued KYN MRP Shares, each having substantially identical terms as the respective KMF MRP Shares. The aggregate liquidation preference of the KYN MRP Shares received by the holders of KMF MRP Shares in the Merger will equal the aggregate liquidation preference of the KMF MRP Shares held immediately prior to the closing of the Merger. The KYN MRP Shares to be issued in the Merger will have equal priority with KYN’s existing outstanding preferred shares as to the payment of dividends and the distribution of assets in the event of a liquidation of KYN. In addition, the preferred shares of KYN, including the KYN MRP Shares to be issued in connection with the Merger, will be senior in priority to KYN common shares as to payment of dividends and the distribution of assets in the event of a liquidation of KYN.

If the Merger is not approved by stockholders of KMF, or if the issuance of additional KYN common stock in connection with the Merger is not approved by the stockholders of KYN, KYN and KMF will each continue to operate as a standalone Maryland corporation advised by KAFA and will each continue its investment activities in the normal course. Further, if the Merger is not approved, KYN’s current asset tiers for fee waivers will remain in effect.

Reasons for the Merger and Board Considerations

The Board of Directors of each Company has approved the Merger because they have determined that it is in the best interests of each Company and that the interests of the existing stockholders of each Company will not be diluted as a result of the Merger. In making this determination, the Board of Directors of each Company considered (i) the expected benefits of the transaction for each Company (as outlined in more detail below) and (ii) the fact that both Companies have very similar investment policies, investment strategies and portfolio holdings. The Combined Company will pursue KYN’s investment objective which is to provide a high after-tax total return with an emphasis on making cash distributions to stockholders. The Combined Company intends to achieve this objective by investing at least 80% of total assets in the securities of Energy Infrastructure Companies. Please refer to the Glossary for the meaning of capitalized terms not otherwise defined herein.

After careful consideration, the Board of Directors of each Company believes that the Merger will benefit the stockholders of the Companies for the reasons noted below:

●	Merger expected to increase KMF’s distribution level

Currently, KYN pays a quarterly cash distribution at an annualized rate of $0.84 per share. Based on this distribution level, the Merger is expected to result in an increase to the distribution received by KMF’s common stockholders of approximately $0.10 on an annualized basis, or approximately 16% greater than its current annualized distribution rate. Upon closing of the Merger, KYN’s management plans to recommend a $0.01 per share increase in KYN’s quarterly distribution (to a quarterly rate of $0.22 per share), which if approved by KYN’s Board of Directors, would increase KYN’s distribution to an annualized rate of $0.88 per share. This would result in an approximate 22% increase in the current annualized distribution received by KMF’s common stockholders.

These estimates are based on the relative net asset value (“NAV”) per share of the Companies as of February 28, 2023, which would have resulted in an exchange ratio of approximately 0.886 shares of KYN for each share of KMF. The exchange ratio will be determined based on the relative NAV per share of each Company on the business day prior to closing of the Merger. Historically, a portion of the distributions paid to common stockholders of KYN and KMF has been classified as a return of capital. The final tax characterization of distributions paid in future periods will depend on the earnings and profits of the Combined Company in any given year. A “return of capital” represents a return of a stockholder’s original investment and should not be confused with a dividend from earnings and profits. See “Risk Factors—Risks Related to Our Business and Structure—Tax Risks”.

●	KMF’s stockholders should benefit from enhanced market liquidity and may benefit from improved trading relative to NAV per share

The larger market capitalization of the Combined Company relative to KMF should provide an opportunity for enhanced market liquidity over the long-term. Greater market liquidity may lead to a narrowing of bid-ask spreads and reduce price movements on a trade-to-trade basis. The table below illustrates the equity market capitalization and average daily trading volume for each Company on a standalone basis as well as for the Combined Company. KMF stockholders will be part of a much larger company with significantly higher trading volume. KMF’s Board of Directors also considered the fact that KYN has historically traded at a smaller discount to NAV compared to KMF’s historical discount to NAV. For example, for the three years ended February 28, 2023, KYN has traded at an average discount to NAV of 14.3%, and KMF has traded at an average discount to NAV of 19.8%. Further, in the period from KMF’s initial public offering (November 2010) through February 28, 2023, KYN’s average discount to NAV was 4.3% and KMF’s average discount to NAV was 12.2%.

	KYN	KMF	Pro Forma Combined Company(1)
Equity capitalization ($ in millions)	$1,213	$349	$1,532
Average daily trading volume(2)	454	127	NA

As of February 28, 2023.

(1)	Pro forma for the Merger (assuming the maximum aggregate amount of Cash Consideration is elected).
(2)	90-day average trading volume in thousands of shares.

●	The Combined Company will have more flexibility than KMF regarding its portfolio of Energy Infrastructure Companies

KMF currently qualifies as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As long as KMF meets certain portfolio diversification and other requirements that govern its sources of income and timely distribution of earnings to stockholders, KMF will not be subject to federal income tax. For KMF to qualify as a RIC, at the end of each quarter, KMF must have (i) at least 50% of the value of its total assets comprised of investments that are not greater in value than 5% of total assets and (ii) no more than 25% of the value of its total assets invested in the securities of one or more qualified publicly traded partnership (“PTPs”). Currently, these requirements are limiting the types of investments that KMF could make – in particular, the fund’s MLP holdings (which are considered PTPs for the purpose of KMF’s RIC diversification requirement), cannot exceed 25% of its total assets. In contrast, KYN (as a taxable corporation) does not have these same portfolio constraints See “Proposal One: Merger – Investment Objectives and Policies of KYN”. Upon completion of the Merger, the Combined Company will operate as a taxable corporation and pursue KYN’s investment objective. We believe the benefits of additional portfolio flexibility, which enables KYN to invest across a full spectrum of Energy Infrastructure Companies, outweigh the benefits of qualifying as a RIC. See “Proposal One: Merger—Comparison of the Companies”.

●	Potential for reduced management fee in the future as assets appreciate, due to revised KYN management fee waiver

As of February 28, 2023, KYN was subject to a management fee of 1.375% on its $1.9 billion of management fee total assets and KMF was subject to a management fee of 1.25% on its $0.5 billion of management fee total assets. Pro forma for the combination and assuming the maximum aggregate amount of Cash Consideration is elected, the Combined Company would have pro forma management fee total assets of $2.4 billion, based on the Companies’ assets as of February 28, 2023. Upon completion of the Merger, KAFA has agreed to revise its management fee waiver agreement with KYN to reduce the asset tiers for fee waivers. The initial asset tier for fee waiver will be reset to the pro forma Combined Company management fee total assets as of the closing of the Merger. The revised fee waiver will lower the effective management fee that KYN pays as its assets appreciate. The table below outlines the current and revised management fee waivers assuming the Merger was completed on February 28, 2023:

KYN Asset Tiers for Fee Waiver		Management Fee	Applicable
Current	Revised	Waiver	Management Fee(1)
$0 to $4.0 billion	$0 to $2.4 billion(2)	0.000%	1.375%
$4.0 billion to $6.0 billion	$2.4 billion(2) to $4.0 billion	0.125%	1.250%
$6.0 billion to $8.0 billion	$4.0 billion to $6.0 billion	0.250%	1.125%
Greater than $8.0 billion	Greater than $6.0 billion	0.375%	1.000%

(1)	Represents the management fee, after giving effect to the fee waiver, applicable to the incremental total assets at each tier.
(2)	Initial asset tier for fee waiver of $2.4 billion based on the approximate management fee total asset values at each Company as of February 28, 2023. The actual amount of the first asset tier will be reset to the pro forma Combined Company management fee total asset value as of closing.

In addition to reducing the asset tiers for fee waivers, KAFA has also agreed to waive an amount of management fees (based on KYN and KMF assets at closing of the Merger) such that the pro forma, run-rate fees payable to KAFA are equal to the aggregate, run-rate management fees payable if KYN and KMF had remained standalone companies. The waiver will last for three years and is estimated to be approximately $0.7 million per year based on KYN and KMF assets as of February 28, 2023. The revised asset tiers for fee waivers and the new fee waiver would be effective as of the closing of the Merger and would not be subject to recoupment, either with respect to KYN, KMF or the Combined Company. Based on KMF’s current management fee, the Combined Company’s management fee as a percentage of net assets is expected to be higher than KMF’s standalone fee.

●	KMF’s stockholders should benefit from the larger asset base of the Combined Company

The larger asset base of the Combined Company relative to KMF may provide greater financial flexibility. In particular, as a larger entity, KMF’s stockholders should benefit from the Combined Company’s access to attractive leverage terms and a wider range of alternatives for raising capital to grow the Combined Company.

●	Elimination of duplicative expenses and greater economies of scale

The Merger is expected to result in an increase in expenses as a percentage of net assets for KMF stockholders, though it is expected that the Combined Company will have a lower expense level than KYN, driven by estimated cost savings, a portion of which is expected to be attributable to reduced operating costs. Each Company incurs operating expenses that are fixed (e.g., board fees, printing fees, legal, tax returns and auditing services) and operating expenses that are variable (e.g., administrative and custodial services that are based on assets under management). Many of these fixed expenses are duplicative between the Companies and can be reduced/eliminated as a result of the Merger. There will also be an opportunity to reduce variable expenses by taking advantage of greater economies of scale. Because the Merger is expected to be completed during the second half of fiscal 2023, and because there are expenses associated with the Merger, the full impact of the elimination of duplicative expenses will not be entirely recognized this year. We expect the Combined Company to realize the full benefit of these reductions during fiscal 2024.

The increase in expenses as a percentage of net assets for KMF’s stockholders is also a result of (i) the net deferred tax liability (as a percentage of total assets) at KYN and the Combined Company as compared to standalone KMF, which causes net assets for the Combined Company to be smaller as a percentage of total assets as compared to standalone KMF and (ii) the entity level income taxes that are expected to be borne by KYN and the Combined Company. KYN is a taxable corporation with entity level income taxes whereas KMF is a regulated investment company (or RIC) that does not have entity level income taxes.

Fees and Expenses for Common Stockholders of the Companies as of November 30, 2022

The following table and example contain information about the change in operating expenses expected as a result of the Merger. The tables set forth (i) the fees and expenses, including leverage costs, as a percentage of net assets as of November 30, 2022, for each Company and (ii) the pro forma fees and expenses, including leverage costs, for the Combined Company, assuming the Merger had taken place on November 30, 2022 and the maximum aggregate amount of Cash Consideration was elected. The fees and expenses are presented as a percentage of net assets and not as a percentage of gross assets or managed assets. The annual operating expenses for each Company reflect fixed expenses for the fiscal year ended November 30, 2022, and variable expenses assuming each Company’s capital structure and asset levels as of November 30, 2022. The pro forma presentation includes the change in operating expenses expected as a result of the Merger, assuming the Combined Company’s capital structure and asset levels as of November 30, 2022.

Stockholder Transaction Expenses	KYN/Acquirer	KMF/Target	Pro Forma Combined Company(1)
Maximum Sales Load (as a percentage of the offering price) imposed on purchases of common stock(2)	None	None	None
Dividend Reinvestment Plan Fees	None	None	None
Annual Expenses (as a percentage of net assets attributable to common stock as of November 30, 2022)
Management Fees(3)	1.88%	1.58%	1.83%
Interest Payments (including issuance costs) on Borrowed Funds(4)	1.05%	0.89%	1.02%
Dividend Payments (including issuance costs) on Preferred Stock(4)	0.31%	0.47%	0.36%
Other Operating Expenses (exclusive of current and deferred income tax expense)(5)	0.19%	0.30%	0.20%
Annual Expenses (exclusive of current and deferred income tax expense)	3.43%	3.24%	3.41%
Income Tax Expense(6)	5.65%	—	4.43%
Total Annual Expenses(7)	9.08%	3.24%	7.84%

(1)	The pro forma annual operating expenses are projections for a 12-month period and do not include expenses to be borne by each Company in connection with the Merger. In accordance with the Merger Agreement, KYN and KMF will bear the costs associated with the proposed Merger. KYN and KMF expect to incur approximately $1.8 million in Merger related costs (allocated 50%/50% between the Companies). Pro forma combined net assets and expense ratios also assume the maximum aggregate amount of Cash Consideration is elected.

(2)	No sales load will be charged in connection with the issuance of KYN’s shares of common stock as part of the Merger. Shares of common stock are not available for purchase from KYN but shares of KYN may be purchased on the NYSE through a broker-dealer subject to individually negotiated commission rates.

(3)	Upon completion of the Merger, KAFA has agreed to revise its management fee waiver agreement with KYN. The revised fee waiver provides for a management fee of 1.375% on average total assets of the Combined Company as of the closing of the Merger, a fee of 1.250% on average total assets above this amount and up to $4 billion, a fee of 1.125% on average total assets between $4 billion and $6 billion, and a fee of 1.000% on average total assets in excess of $6 billion. In addition, KAFA has agreed to waive an amount of management fees (based on KYN and KMF assets at the closing of the Merger) such that the pro forma, run-rate fees payable to KAFA are equal to the aggregate, run-rate management fees payable had KYN and KMF remained standalone companies. The waiver will last for three years and is estimated to be approximately $0.7 million per year as of November 30, 2022.

(4)	Interest and dividend payments (including issuance costs) reflect projections for a 12-month period assuming each Company’s and the Combined Company’s capital structure as of November 30, 2022.

(5)	Other Operating Expenses for each Company reflect actual expenses for the fiscal year ended November 30, 2022. Other Operating Expenses for the pro forma Combined Company are projections for a 12-month period, assuming each Company’s capital structure and asset levels as of November 30, 2022.

(6)	KYN, as a corporation, is obligated to pay federal and state income tax on its taxable income. Income Tax Expense for KYN reflects current and deferred income taxes for the fiscal year ended November 30, 2022. KMF, which qualified and was treated as a regulated investment company (“RIC”) for the fiscal year ended November 30, 2022, was not subject to U.S. federal income tax. The pro forma Combined Company is expected to operate as a corporation and, as such, is expected to incur income tax expense. The projection of Income Tax Expense for the pro forma Combined Company is based on KYN’s actual income tax expense for the fiscal year ended November 30, 2022. Actual Income Tax Expense will reflect current and deferred income taxes based on the Combined Company’s investment performance and may differ materially from the projection.

(7)	The table presents certain annual expenses stated as a percentage of net assets attributable to common shares. This results in a higher percentage than the percentage attributable to annual expenses stated as a percentage of total assets.

Example:

The following example is intended to help you compare the costs of investment in KMF prior to the Merger with the costs of the Combined Company. An investor would pay the following expenses on a $1,000 investment, assuming

(1) the total annual expenses before tax for each Company (as a percentage of net assets attributable to shares of common stock) set forth in the table above, (2) all common stock distributions are reinvested at net asset value, (3) an annual rate of return of 5% on portfolio securities and (4) a 22.0% effective income tax rate for KYN and the pro form Combined Company (expenses in the table below include income tax expense associated with the 5% assumed rate of return on such portfolio securities).

	1 Year	3 Years	5 Years	10 Years
KYN/Acquirer	$43	$133	$228	$486
KMF/Target	$32	$100	$172	$370
Pro Forma Combined KYN(1)	$43	$133	$227	$483

(1)	These figures assume that the Merger had taken place on November 30, 2022 (assuming the maximum aggregate amount of Cash Consideration is elected).

Deferred Tax Liabilities

As of November 30, 2022, the net deferred tax liability and net deferred tax liability as a percentage of net assets for KYN are as stated below.

KYN
Net Deferred Tax Liability ($ in millions)	$124
Net Deferred Tax Liability As a Percentage of Net Assets	8.5%

As a tax-paying entity, KYN records a deferred tax asset (an amount that can be used to offset future taxable income) or a deferred tax liability (a tax due in the future). As of November 30, 2022, KYN had a net deferred tax liability. These net deferred tax liabilities are primarily attributable to unrealized gains on investments. Any net deferred tax liability is included in KYN’s NAV under GAAP and will be reflected in the exchange rate for the Merger. Additionally, the effective tax rate for the Combined Company will be dependent upon the operating results of its underlying portfolio and as such it is expected that over time it may differ from that of standalone KYN.

Comparison of the Companies

Each of KYN and KMF is a Maryland corporation. Both Companies are registered as non-diversified, closed-end management investment companies under the 1940 Act.

Investment Objectives and Principal Investment Strategies

The Companies have substantially similar investment objectives, with KMF’s investment objective of providing a high level of total return with an emphasis on making cash distributions to stockholders, and KYN’s investment objective of providing high after-tax total return with an emphasis on making cash distributions to stockholders. KYN has a limit on investments in debt securities, including debt securities rated below investment grade, of 20%, while KMF’s limit is 30%.

Investment Advisory Fee Structure

KYN’s investment management agreement (which will govern following the completion of the Merger) provides for a fee of 1.375% of average total assets up to $4 billion; 1.25% on average total assets between $4 billion and $6 billion; 1.125% on average total assets between $6 billion and $8 billion; and 1.0% on average total assets over $8 billion, while KMF’s investment management agreement provides for a fee of 1.25% of average monthly total assets. Upon completion of the Merger, KAFA has agreed to revise its management fee waiver agreement with KYN. The revised fee waiver provides for a management fee of 1.375% on average total assets of the Combined Company as of the Merger closing, a fee of 1.250% on average total assets above this amount and up to $4 billion, a fee of 1.125% on average total assets between $4 billion and $6 billion, and a fee of 1.000% on average total assets in excess of $6 billion. In addition, KAFA has agreed to waive an amount of management fees (based on KYN and KMF assets at the closing of the Merger) such that the pro forma, run-rate fees payable to KAFA are equal to than the aggregate, run-rate management fees payable had KYN and KMF remained standalone companies. The waiver will last for three years and is estimated to be approximately $0.7 million per year as of November 30, 2022. Please see “Proposal: Merger—Comparison of the Companies” for more detail regarding the advisory fee structure of each of KYN and KMF.

Distributions

KYN and KMF each pay quarterly distributions.

The Board of Directors of each Company considers several items in determining the distributions to common stockholders including net distributable income (“NDI”), realized and unrealized gains from its portfolio investments, and expected returns for portfolio investments. NDI is the amount of income received by each Company from its portfolio investments less operating expenses, subject to certain adjustments. Payment of future distributions is subject to Board of Directors approval, as well as meeting the covenants on its debt agreements and terms of its preferred stock.

Principal Investment Risks

Because of the similar investment objectives of KMF and KYN, the Companies are subject to similar principal investment risks associated with an investment in the relevant Company. See “Risk Factors” for detailed descriptions of KYN’s principal risks.

Tax Status

KYN is taxed as a corporation, while KMF qualifies as a regulated investment company (a “RIC”), which is generally not subject to U.S. federal income taxes.

See “Proposal One: Merger—Comparison of the Companies” for a more detailed comparison of the Companies. After the Merger, the investment strategies and significant operating policies will be those of KYN.

Further Information Regarding the Merger

The parties believe that the Merger will be characterized for federal income tax purposes as a tax-free merger under Section 368(a) of the Internal Revenue Code of 1986 (the “Code”). If the Merger so qualifies, in general, stockholders of KMF will recognize no gain or loss upon the receipt of KYN’s stock in connection with the Merger, except that gain (but not loss) will be recognized in an amount not to exceed the amount of cash received as a part of the Cash Consideration (other than cash received in lieu of a fractional share) and gain or loss will be recognized by KMF stockholders with respect to cash received in lieu of fractional shares of KYN common stock. Additionally, if the Merger so qualifies, KMF will recognize no gain or loss as a result of the Merger with KYN and neither KYN nor its stockholders will recognize any gain or loss in connection with the Merger. If the Merger so qualifies, the aggregate tax basis of KYN common stock received by stockholders of KMF should be the same as the aggregate tax basis of the common shares of KMF surrendered in exchange therefor (reduced by any amount of tax basis allocable to (i) share(s) for which the Cash Consideration is received or (ii) a fractional share of common stock for which cash is received, and increased by the amount of gain, if any, recognized).

Stockholder approval of the Merger requires the affirmative vote of the holders of a majority of the outstanding KMF common and preferred stock (voting as a class). For purposes of this proposal, each share of KMF common stock and each share of KMF preferred stock is entitled to one vote.

Subject to the requisite approval of the stockholders of KMF with regard to the Merger, and the stockholders of KYN with respect to the issuance of additional shares of KYN common stock in connection with the Merger, it is expected that the closing date of the Merger will occur during the second half of fiscal 2023, but it may be at a different time as described herein.

The Board of Directors of KMF unanimously recommends KMF stockholders vote “FOR” the Merger.

Proposal Two: Issuance of Additional KYN Common Stock

The Board of Directors of KYN, including the Independent Directors, has unanimously approved the Merger Agreement, including the issuance of additional shares of KYN common stock in connection therewith, determined the Merger to be in the best interests of each of KMF and KYN and directed that the issuance of additional KYN common stock be submitted to the KYN stockholders.

The rules of the NYSE require the stockholders of KYN to approve the issuance of additional shares of KYN common stock in connection with the Merger. In connection with the proposed Merger described under “Proposal One: Merger,” KYN will issue additional KYN common stock and list such shares of common stock on the NYSE. The Merger will result in no reduction of the NAV of the KYN common stock, immediately following the Merger, other than to reflect the costs of the Merger. No gain or loss is expected to be recognized by KYN or its stockholders in connection with the Merger. The Board of Directors of KYN, based upon its evaluation of all relevant information, anticipates that the Merger will benefit stockholders of KYN. The Companies have very similar investment strategies and objectives and the Merger will permit the Combined Company to continue to pursue them in a larger fund. Additionally, the Merger is expected to result in several benefits for stockholders in the Combined Company, including (i) cost savings through the elimination of duplicative expenses and greater economies of scale, (ii) potential for reduced management fees in the future due to the revised KYN management fee waiver, and (iii) greater financial flexibility through a larger asset base.

Stockholder approval of the issuance of additional shares of KYN common stock in connection with the Merger requires the affirmative vote of the holders of a majority of votes cast by the holders of the issued and outstanding KYN common and preferred stock (voting as a class). For purposes of this proposal, each share of common stock and each share of preferred stock is entitled to one vote.

Subject to the requisite approval of the stockholders of KYN of the issuance of additional shares of KYN common stock in connection with the Merger, and the requisite approval by the stockholders of KMF with regard to the Merger, it is expected that the closing date will occur during the second half of fiscal 2023, but it may be at a different time as described herein. For additional information about the Merger, including a comparison of KYN and KMF, the reasons for the Merger and the U.S. federal income tax consequences of the Merger, see “Proposal One: Merger.”

RISK FACTORS

If the Merger is approved and consummated, holders of KMF’s common stock that receive Stock Consideration will receive shares of KYN’s common stock in exchange. That would represent an investment in KYN’s common stock. KMF’s stockholders should understand that, like an investment in KMF’s common stock, investing in KYN’s common stock involves risk, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. The following discussion summarizes some of the risks that a holder of KMF’s common stock should carefully consider before deciding whether to approve the Merger. You should carefully consider the following risks before voting on the Merger.

This section relates to KYN and the risk factors for KYN’s common stockholders (other parts of this document relate to both KYN and KMF). Accordingly, references to “we” “us” “our” or “the Company” in this section are references to KYN.

Risks Related to Our Investments and Investment Techniques

Investment and Market Risk

An investment in our common stock is subject to investment risk, including the possible loss of the entire amount that you invest. Your investment in our common stock represents an indirect investment in Energy Infrastructure Companies and other securities owned by us, which will generally be traded on a national securities exchange or in the over-the-counter markets. An investment in our common stock is not intended to constitute a complete investment program and should not be viewed as such. The value of these publicly traded securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which we invest may affect the value of our common stock. Your common stock at any point in time may be worth less than your original investment, even after taking into account the reinvestment of our distributions. We are primarily a long-term investment vehicle and should not be used for short-term trading.

Energy Infrastructure Company Risk

Our concentration in the energy infrastructure sector may present more risk than if we were broadly diversified over multiple sectors of the economy. Energy Infrastructure Companies, including Midstream Energy Companies, Renewable Infrastructure Companies and Utility Companies, are subject to risks specific to the energy and energy-related industries. See “Glossary” for descriptions of these capitalized terms.

Energy Sector Risk

The revenues of Energy Infrastructure Companies, including many Midstream Energy Companies and Utilities, are often dependent upon the volumes of oil, natural gas, refined products, natural gas liquids or water produced by Energy Companies and/or consumed by customers of these commodities, and could be adversely affected by reductions in the supply of, or demand for, such energy commodities. The adverse impact of these events could lead to a material reduction in the earnings of Energy Infrastructure Companies and a substantial reduction (or elimination) of distributions paid to equity holders, and could result in a decline in (i) the equity values of the affected Energy Infrastructure Companies and/or (ii) our net distributable income. The volume of energy commodities produced and the volume of energy commodities available for transportation, storage, processing or distribution could be negatively affected by a variety of factors, including, among others, depletion of resources, depressed commodity prices, access to capital for companies engaged in the energy industry, catastrophic or extreme weather events, labor relations, increased environmental or other governmental regulation (including policies designed to reduce carbon emissions and/or address climate change), limitations on leasing of additional federal lands or the issuance of permits for oil and gas drilling, equipment malfunctions and maintenance difficulties, volumes of imports or exports, international politics, policies of the Organization of the Petroleum Exporting Countries (“OPEC”), and increased competition from alternative energy sources. A decline in demand for energy commodities could result from factors such as adverse economic conditions, increased taxation, increased environmental or other governmental regulation (including policies designed to reduce carbon emissions and/or address climate change), catastrophic events, extreme weather events, pandemics, increased fuel economy, increased energy conservation or use of alternative energy sources, legislation intended to promote the use of alternative energy sources, or increased commodity prices.

Power Sector Risk

The revenues of Energy Infrastructure Companies, including many Utility Companies and Renewable Infrastructure Companies, are often dependent upon the availability of electric power and/or the consumption of electric power and could be adversely affected by reductions in the supply of, or demand for, such power. The adverse impact of these events could lead to a material reduction in the earnings of Energy Infrastructure Companies and a substantial reduction (or elimination) of dividends paid to equity holders, and could result in a decline in (i) the equity values of the affected Energy Infrastructure Companies and/or (ii) our net distributable income. The production or availability of electric power could be negatively affected by a variety of factors, including depressed power prices, high prices for commodities used in the generation of power, lower than expected wind, solar or hydro power resources, catastrophic or extreme weather events, labor relations, increased environmental or other governmental regulation (including policies designed to reduce carbon emissions and/or address climate change), equipment malfunctions, transmission grid disruptions and maintenance difficulties. A decline in demand for power could result from factors such as increased power prices, adverse economic conditions, increased taxation, increased governmental regulation, catastrophic events, extreme weather events, equipment malfunctions, transmission grid disruptions and maintenance difficulties.

Commodity Pricing Risk

The operations and financial performance of Energy Infrastructure Companies may be directly affected by energy commodity or power prices, especially those companies that (i) produce energy commodities or power, (ii) consume energy commodities or power in their operations, or (iii) receive payments for services that are based on energy commodity or power prices. Such impact may be a result of changes in the price for such commodity or a result of changes in the price of one commodity relative to the price of another commodity (for example, the price of natural gas relative to the price of natural gas liquids). Commodity prices can fluctuate for many different reasons, including changes in market and economic conditions, the impact of weather on demand, levels of domestic and international production, policies implemented by producer groups such as OPEC, energy conservation, domestic and foreign governmental regulation and taxation, acts of terrorism or war and the availability of local, intrastate and interstate transportation systems. Volatility of commodity prices may also make it more difficult for Energy Infrastructure Companies to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices, and such difficulty raising capital could adversely impact the financial condition of these companies and their ability to maintain or grow cash distributions or dividends to their equity holders. In addition to the volatility of commodity prices, extremely high commodity prices may drive further energy conservation efforts or incentivize substitution in favor of other energy sources, which may adversely affect the performance of Energy Infrastructure Companies.

Regulatory Risk

Energy Infrastructure Companies are subject to significant national, state and local government regulation in virtually every aspect of their operations, including (i) how facilities are constructed, maintained and operated, (ii) how services are provided, (iii) environmental and safety controls, and, in some cases, the prices they may charge for the products and services they provide. Such regulation can change rapidly or over time in both scope and intensity and may vary significantly across countries, states, and local jurisdictions. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them. Working with national, state, and local governments to plan, site, and install energy infrastructure in compliance with such regulations can be complex, time-consuming, and costly. Violations of such regulations may subject companies to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of Energy Infrastructure Companies. Additionally, government authorities, such as the Federal Energy Regulatory Commission (“FERC”) and state authorities regulate the rates charged for services of many Energy Infrastructure Companies. Those authorities can change the regulations and, as a result, materially reduce the rates charged for these services, which may adversely affect the financial performance of Energy Infrastructure Companies.

Emissions of greenhouse gases, including gases associated with the production and use of hydrocarbons such as carbon dioxide, methane and nitrous oxide among others contribute to a warming of the earth’s atmosphere and other adverse environmental effects, commonly referred to as “climate change.” To protect against climate change, most of the worlds’ governments, including the federal government of the United States and many states, are committed to taking action to substantially reduce emissions of greenhouse gases. The adoption and implementation of federal, state or local limits on greenhouse gas emissions from Energy Infrastructure Companies could result in significant costs to reduce emissions of greenhouse gases associated with their operations or could adversely affect the supply of, or demand for, power, crude oil, natural gas, natural gas liquids or other hydrocarbon products, which in turn could reduce production of those commodities. As a result, greenhouse gas emissions legislation or regulation could have a material adverse impact on the financial performance of Energy Infrastructure Companies.

There is an inherent risk that Energy Infrastructure Companies may incur material environmental costs and liabilities due to the nature of their businesses and the substances they handle. For example, an accidental release from a pipeline could subject the owner of such pipeline to substantial liabilities for environmental cleanup and restoration costs, claims made by neighboring landowners and other third parties for personal injury and property damage, and fines or penalties for related violations of environmental laws or regulations. Energy Infrastructure Companies can be liable for hazardous substance releases under certain environmental statutes, including the Resource Conservation and Recovery Act, the Comprehensive Environmental Response, Compensation, and Liability Act, the federal Oil Pollution Act and analogous state laws and regulations. These laws impose strict, joint and several liability for costs required to clean up and restore sites where Energy Infrastructure Companies have released hazardous substances. Moreover, the possibility exists that stricter laws, regulations or enforcement policies could significantly increase the compliance costs of Energy Infrastructure Companies. Similarly, the implementation of more stringent environmental requirements could significantly increase the cost for any remediation that may become necessary. Energy Infrastructure Companies may not be able to recover these costs from insurance or recover these costs in the rates they charge customers.

Catastrophic Event Risk

Energy Infrastructure Companies are subject to many dangers inherent in the production, exploration, management, transportation, processing and distribution of natural gas, natural gas liquids, crude oil, refined products, water or power. These dangers include leaks, fires, explosions, train wrecks, damage to facilities and equipment resulting from natural disasters — including floods, freezes and hurricanes — inadvertent damage to facilities and equipment and terrorist acts, including cyber- attacks. The U.S. government has issued warnings that energy assets, specifically domestic energy infrastructure such as pipelines or power transmission grids may be targeted in future terrorist attacks.

These dangers give rise to risks of substantial losses as a result of loss or destruction of reserves; damage to or destruction of property, facilities and equipment; pollution and environmental damage; and personal injury or loss of life. Any occurrence of such catastrophic events could bring about a limitation, suspension or discontinuation of the operations of certain assets owned by such Energy Infrastructure Company.

Midstream Energy Companies Risk

Midstream Energy Companies are a subset of Energy Infrastructure Companies and, as such, are subject to the risks described above under Energy Infrastructure Company Risks.

Regulatory Risk

In the last several years, several pipeline projects have experienced significant delays related to difficulties in obtaining the necessary permits to proceed with construction (or some phase of construction). These delays have raised concerns about the ability of Midstream Energy Companies to place such projects in service and their ability to get the necessary financing to complete such projects. Furthermore, it has become much more common for opponents of energy infrastructure development to utilize the courts, media campaigns and political activism to attempt to stop, or delay as much as possible, these projects. Significant delays could result in a material increase in the cost of developing these projects and could result in Midstream Energy Companies developing such projects failing to generate the expected return on investment or, if the project does not go forward, realizing a financial loss, either of which would adversely affect the results of operations and financial performance of the affected Energy Infrastructure Companies.

Natural gas transmission pipeline systems, crude oil transportation pipeline systems, refined products transportation pipeline systems, and certain classes of storage facilities and related assets owned by Energy Infrastructure Companies are subject to regulation by the FERC. The regulators have authority to regulate natural gas pipeline transmission, crude oil pipeline transportation services, and refined products pipeline transportation services including the rates charged for the services, terms and conditions of service, certification and construction of new facilities, the extension or abandonment of services and facilities, the maintenance of accounts and records, the acquisition and disposition of facilities, the initiation and discontinuation of services, and various other matters. Action by the FERC could adversely affect the ability of Energy Infrastructure Companies to establish or charge rates that would cover future increases in their costs, such as additional costs related to environmental matters including any climate change regulation, or even to continue to collect rates that cover current costs, including a reasonable rate of return. It could also become more common for regulatory agencies (such as FERC) to include the impact of carbon emissions from energy infrastructure assets as a consideration in granting permits for the construction or operation of such assets. This could result in costly delays in obtaining permits, requirements to spend additional capital to limit carbon emissions or denial of required permits to operate existing or proposed energy infrastructure assets. Any such change could have an adverse impact on the financial condition, results of operations, or cash flows of Energy Infrastructure Companies.

Over the past several years, governmental agencies have imposed more stringent protections governing hydraulic fracturing and the disposal of wastewater associated with hydraulic fracturing processes that are critical to the recovery of economic amounts of oil, natural gas and natural gas liquids by Energy Companies. Wastewater is a byproduct of hydraulic fracturing and production and, to the extent it is not recycled, must be disposed. Scientific research links the disposal of wastewater to increased earthquake activity in certain oil and natural gas producing regions, and legislation and regulations have been proposed in states like Oklahoma and Colorado to limit or prohibit further underground wastewater disposal in seismically sensitive regions. While we are not able to predict the likelihood that similar regulations will be adopted in other regions, additional restrictions on hydraulic fracturing, wastewater disposal or any other activity necessary for the production of oil, natural gas or natural gas liquids could result in a reduction in production of those commodities. Midstream Energy Companies have spent (and continue to spend) significant amounts of capital building pipelines, processing, treating and storage assets to facilitate the development of oil and gas reserves and such reductions in production could have an adverse impact on the financial performance of Midstream Energy Companies.

Upstream Exploration and Production Risk

Energy reserves naturally deplete as they are produced over time, and to maintain or grow their revenues, companies engaged in the production of natural gas, natural gas liquids, crude oil and other energy commodities need to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources or through acquisitions. Energy Companies may be unsuccessful adding reserves and/or maintaining production levels for several reasons, including the lack of sufficient cash flow to fund re-investment due to a material decline in commodity prices, an inability to raise capital on favorable terms or an unwillingness to reinvest cash flow in the development (or acquisition) of new reserves. The failure to cost-effectively acquire additional reserves sufficient to replace the natural decline in production may cause the production of natural gas, natural gas liquids, crude oil and other energy commodities to decline. During recent industry downturns, including the 2020 downturn resulting from COVID-19’s severe negative impact on global demand, many Energy Companies significantly reduced capital expenditures, leading to declines in U.S. production of natural gas and crude oil. Many Energy Companies were forced to monetize reserves or acreage to manage their balance sheets and maintain adequate liquidity levels. Some Energy Companies were forced to file for bankruptcy in an effort to restructure their balance sheets. These actions have had a negative impact on the operating results and financial performance for some Midstream Energy Companies engaged in the transportation, storage, distribution and processing of production from such Energy Companies.

Energy Companies engaged in the production of natural gas, natural gas liquids and crude oil estimate the quantities of their reserves. If reserve estimates prove to be inaccurate, these companies’ reserves may be overstated, and no commercially productive amounts of such energy commodities may be discovered. Furthermore, drilling or other exploration activities, may be curtailed, delayed, or cancelled as a result of low commodity prices, unexpected conditions or miscalculations, title problems, pressure or irregularities in formations, equipment failures or accidents, adverse weather conditions, compliance with environmental and other governmental requirements and cost of, or shortages or delays in the availability of, drilling rigs and other exploration equipment. In addition, there are many operational risks and hazards associated with the development of the underlying properties, including natural disasters, blowouts, explosions, fires, leakage of such energy commodities, mechanical failures, cratering, and pollution. Midstream Energy Companies invest significant capital in assets to provide transportation, processing, treating, storage, and other services to facilitate production of these energy commodities and would be adversely impacted in the event reserves were significantly underestimated or were unable to be economically produced.

Affiliated Party Risk

Certain Midstream Energy Companies are dependent on their affiliates for a majority of their revenues. In some cases, those same affiliates are the majority owners and/or have effective control of the Midstream Energy Companies. Any failure by a Midstream Energy Company’s affiliates to satisfy their payments or obligations would impact the Midstream Energy Company’s revenues and cash flows and ability to make interest payments and distributions or dividends to their equity holders. Controlling affiliates of Midstream Energy Companies may also enter into M&A transactions or attempt to effect changes in commercial contracts that could be adverse to the Midstream Energy Company.

Contract Renegotiation/Rejection Risk

Midstream Energy Companies that operate midstream assets are also subject to the credit risk of their customers. For example, many Energy Companies that explore for and produce oil, natural gas and natural gas liquids filed for bankruptcy during the last downturn. During the bankruptcy process, the debtor Energy Company may be able to reject a contract that it has with a Midstream Energy Company that provides services for the debtor, which could include gathering, processing, treating, transportation or storage services. If a contract is successfully rejected during bankruptcy, the affected Midstream Energy Company will have an unsecured claim for damages but will likely only recover a portion of its claim for damages and may not recover anything at all. A debtor Energy Company may also threaten to reject a contract in an effort to force a renegotiation of the agreement on terms less favorable to its counterparty, the Midstream Energy Company. For these reasons, a Midstream Energy Company that provides services to an Energy Company that is in financial distress could experience a material adverse impact to its financial performance and results of operations.

Risks of Investing in MLP Units

In addition to the risks summarized herein, an investment in MLP units involves certain risks, which differ from an investment in the securities of a corporation. Limited partners of MLPs, unlike investors in the securities of a corporation, have limited voting rights on matters affecting the partnership and generally have no rights to elect the directors of the general partner. In addition, conflicts of interest exist between limited partners and the general partner and the general partner does not generally have any duty to the limited partners beyond a “good faith” standard.

Tax Risks of Investing in Equity Securities of MLPs

Our ability to meet our investment objective will depend, in part, on the level of taxable income and distributions and dividends we receive from the MLP securities in which we invest, a factor over which we have no control. The benefit we derive from our investment in MLPs is largely dependent on the MLPs being treated as partnerships and not as corporations for federal income tax purposes. As a partnership, an MLP has no tax liability at the entity level. If, as a result of a change in the tax code or a change in an MLP’s business, an MLP were treated as a corporation for federal income tax purposes, such MLP would be obligated to pay federal income tax on its income at the corporate tax rate. Upon the sale of an equity security in an MLP, we generally will be liable for any previously deferred taxes. In addition, the sale of an equity security in an MLP involves certain tax depreciation recapture relating to the MLP’s underlying assets. Such depreciation recapture is treated as ordinary income for tax purposes, and such ordinary income may result even if the sale of the MLP equity security is at a loss or exceeds the gain if sold at a gain. MLPs generally provide the relevant tax information for these calculations on a delayed basis, usually during the calendar year following the sale, so final determination of any resulting recapture income may be similarly delayed. If the recapture exceeds operating losses, we could recognize taxable income and have an income tax liability. No assurance can be given that such taxes will not exceed the Company’s deferred tax assumptions for purposes of computing the Company’s net asset value per share, which would result in an immediate reduction of the Company’s net asset value per share. If an MLP were classified as a corporation for federal income tax purposes, the amount of cash available for distribution by the MLP would likely be reduced and distributions received by us that are treated as dividend income or capital gain would be taxed under federal income tax laws applicable to corporate distributions, which would reduce our net distributable income. In addition, as U.S presidential and legislative priorities change and develop, energy-related tax provisions may be enacted, some of which may not be favorable to MLPs or corporations investing in them and may increase the amount of taxes we ultimately bear. There can be no assurance how any such provisions could affect our net distributable income or our business generally.

Utility Companies Risk

Utility Companies are a subset of Energy Infrastructure Companies and, as such, are subject to the risks described above under Energy Infrastructure Company Risk.

Other risks inherent in the utilities sector include a variety of factors that may adversely affect the business or operations of Utility Companies, including: high interest costs associated with capital construction and improvement programs; difficulty in raising adequate capital on reasonable terms in periods of high inflation and unsettled capital markets; governmental regulation of rates that the company can charge to customers; costs associated with compliance with, and adjusting to changes to, environmental and other regulations; the difficulty in obtaining an adequate return on invested capital or in financing large construction projects; effects of economic slowdowns and surplus capacity; increased competition from other providers of utilities services; costs associated with the reduced availability of certain types of fuel, occasionally reduced availability and high costs of natural gas for resale, and the effects of energy conservation policies.

Some Utility Companies also face risks associated with the effects of a national energy policy and lengthy delays, and greatly increased costs and other problems, associated with the design, construction, licensing, regulation and operation of nuclear facilities for power generation, including, among other considerations: the problems associated with the use of radioactive materials and the disposal of radioactive wastes; technological innovations that may render existing plants, equipment or products obsolete; difficulty in obtaining regulatory approval of new technologies; lack of compatibility of telecommunications equipment; potential impacts of terrorist activities on the utilities industry and its customers; and the impact of natural or man-made disasters. Utility Companies may also be subject to regulation by various governmental authorities and may be affected by the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards.

Deregulation is subjecting Utility Companies to greater competition and may adversely affect profitability. As deregulation allows utilities to diversify outside of their original geographic regions and their traditional lines of business, Utility Companies may engage in riskier ventures. There is no assurance that regulatory authorities will, in the future, grant rate increases, or that such increases will be adequate to permit the payment of dividends on stocks issued by a Utility Company.

In many regions, including the United States, the Utility Industry is experiencing increasing competitive pressures, primarily in wholesale markets, as a result of consumer demand, technological advances, greater availability of natural gas with respect to electric utility companies and other factors. For example, FERC has implemented regulatory changes to increase access to the nationwide transmission grid by utility and non-utility purchasers and sellers of electricity. A number of countries, including the United States, are considering or have implemented methods to introduce and promote retail competition. Changes in regulation may result in consolidation among domestic utilities and the disaggregation of many vertically integrated utilities into separate generation, transmission and distribution businesses. As a result, additional significant competitors could become active in certain parts of the utility industry.

Renewable Infrastructure Companies Risk

Renewable Infrastructure Companies are a subset of Energy Infrastructure Companies and, as such, are subject to the risks described above under Energy Infrastructure Company Risk. In addition, the future growth of Renewable Infrastructure Companies may be dependent upon on government policies that support renewable power generation and enhance the economic viability of owning renewable electric generation assets. Such policies can include renewable portfolio standard programs, which mandate that a specified percentage of electricity sales come from eligible sources of renewable energy, accelerated cost-recovery systems of depreciation, tax credits and production credits.

The electric power produced, and revenues generated by a renewable energy generation facility, including solar electric or wind energy, is highly dependent on suitable weather conditions. These assets may not be able to operate in extreme weather conditions, such as during a severe freeze. Furthermore, components used in the generation of renewable energy could be damaged by severe weather, such as hailstorms, tornadoes or hurricanes. In addition, replacement and spare parts for key components may be difficult or costly to acquire or may be unavailable. Unfavorable weather and atmospheric conditions could impair the effectiveness of assets or reduce their output beneath their rated capacity or require shutdown of key equipment, impeding operation of renewable assets. Actual climatic conditions at a facility site, particularly wind conditions, may not conform to the historical findings and, therefore, renewable energy facilities may not meet anticipated production levels or the rated capacity of the generation assets, which could adversely affect the business, financial condition and results of operations and cash flows of the Renewable Infrastructure Companies involved in the renewable energy industry.

A portion of revenues from investments in Renewable Infrastructure Assets will be tied, either directly or indirectly, to the wholesale market price for electricity in the markets served. Wholesale market electricity prices are impacted by a number of factors including: the price of fuel (for example, natural gas) that is used to generate electric power; the cost of and management of generation and the amount of excess generating capacity relative to load in a particular market; and conditions (such as extremely hot or cold weather) that impact electrical system demand. Owners of Renewable Infrastructure Assets may attempt to secure fixed prices for their power production through the use of financial hedges; but may not be able to deliver power to collect such fixed price, rendering those hedges ineffective or creating economic losses for Renewable Infrastructure Assets. In addition, there is uncertainty surrounding the trend in electricity demand growth. This volatility and uncertainty in power markets could have a material adverse effect on the assets, liabilities, financial condition, results of operations and cash flow of the companies in which we invest.

Decreases in Subsidies and Changes in Regulations Risk

Poor economic conditions could have an effect on government budgets and threaten the continuation of government subsidies such as regulated revenues, cash grants, U.S. federal income and state tax benefits or state renewables portfolio standards that benefit Renewable Infrastructure Companies. Such conditions may also lead to adverse changes in laws or regulations. The reduction or elimination of renewable generation targets, tariffs, subsidies or tax incentives or adverse changes in law could have a material adverse effect on the profitability of some existing projects. The availability and continuation of public policy support mechanisms will drive a significant part of the economics and viability of clean energy investments, and the curtailment or termination of such subsidies and incentives could adversely affect the feasibility and profitability of Renewable Infrastructure Assets and the growth plan of Renewable Infrastructure Companies. In addition, if the various domestic and international regulations that provide incentives for renewable energy change or expire in a manner that adversely impacts the market for Renewable Infrastructure Companies, the competitiveness of renewable energy generally and the economic value of new projects undertaken by Renewable Infrastructure Companies could be impacted.

Renewable Infrastructure Companies also rely in part on environmental and other regulations of industrial and local government activities, including regulations granting subsidies or mandating reductions in carbon or other greenhouse gas emissions and minimum biofuel content in fuel or use of energy from renewable sources. If the businesses to which such regulations relate were deregulated or if such subsidies or regulations were changed or weakened, the profitability of Renewable Infrastructure Companies could suffer.

Hydrology, Solar and Wind Changes Risk

The revenues and cash flows generated by Renewable Infrastructure Assets are often correlated to the amount of electric power generated, which for some assets is dependent upon available water flows, solar conditions, wind conditions and weather conditions generally. Hydrology, solar, wind and weather conditions have natural variations from season to season and from year to year and may also change permanently because of climate change or other factors, and these changes could impact the profitability of Renewable Infrastructure Assets. A natural disaster could also impact water flows within the watersheds the Renewable Infrastructure Companies in which we invest operate. Wind energy is highly dependent on weather conditions and, in particular, on wind conditions.

Operational Disruption Risk

Renewable Infrastructure Companies are exposed to risks in connection with disruptions of their operations, or to the operations of third parties on which they depend, which may be caused by technical breakdowns at power generation assets, resulting from aged or defective facility components, insufficient maintenance, failed repairs, power outages, adverse weather conditions, natural disasters, labor disputes, ill-intentioned acts or other accidents or incidents. These disruptions could result in shutdowns, delays or long-term decommissioning in production or distribution of energy. This may materially and adversely affect operations or financial condition and cause harm to the reputation of companies in which we invest.

Construction Risk

Renewable Infrastructure Companies may invest in projects that are subject to construction risk and construction delays. The ability of these projects to generate revenues will often depend upon their successful completion of the construction and operation of generating assets. Any shortage, delay or component price change from the suppliers of equipment associated with renewable energy projects could result in construction or installation delays. There have been periods of industry-wide shortage of key components, including solar panels and wind turbines. Delays in construction may also occur as a result of inclement weather, labor disruptions, technical complications or other reasons, and any resulting cost over-runs could negatively impact the income and market values of Renewable Infrastructure Companies.

In addition, tariffs on imports to the United States could affect operating or construction costs for a number of companies in which we invest. The cost of new solar power generation projects could be more challenging as a result of increases in the cost of solar panels or tariffs on imported solar panels imposed by the U.S. government on imported solar cells and modules manufactured in China. If project developers purchase solar panels containing cells manufactured in China, the purchase price for renewable energy equipment and facilities may reflect the tariff penalties mentioned above.

Renewable Infrastructure Technology Risk

Technology related to the production of renewable power and conventional power generation is continually advancing, resulting in a gradual decline in the cost of producing electricity. Renewable Infrastructure Companies may invest in and use newly developed, less proven, technologies in their development projects or in maintaining or enhancing their existing assets. There is no guarantee that such new technologies will perform as anticipated. The failure of a new technology to perform as anticipated may materially and adversely affect the profitability of a particular development project.

Increasing Competition/Market Change Risks

A significant portion of the electric power generation and transmission capacity sold by Renewable Infrastructure Assets is sold under long-term agreements with public utilities, industrial or commercial end-users or governmental entities. If, for any reason, any of the purchasers of power or transmission capacity under these agreements are unable or unwilling to fulfill their related contractual obligations or if they otherwise terminate such agreements prior to the expiration thereof, the business and financial condition of Renewable Infrastructure Companies could be materially and adversely affected. The power generation industry is characterized by intense competition, which may impact the ability of Renewable Infrastructure Companies to replace an expiring or terminated agreement with an agreement on equivalent terms and conditions, including at prices that permit operation of the related facility on a profitable basis, and as a result the affected facility may temporarily or permanently cease operations.

Changes in Tariffs Risk

The revenue that Renewable Infrastructure Assets generate from contracted concessions is often dependent on regulated tariffs or other long-term fixed rate arrangements. Under such concession agreements, a tariff structure is established, and Renewable Infrastructure Companies have limited or no possibility to independently raise tariffs beyond the established rates and indexation or adjustment mechanisms. Similarly, under a long-term power purchase agreement, Renewable Infrastructure Companies may be required to deliver power at a fixed rate for the contract period, with limited escalation rights. In addition, Renewable Infrastructure Companies may be unable to adjust tariffs or rates as a result of fluctuations in prices of raw materials, exchange rates, labor and subcontractor costs during the operating phase of these projects. Moreover, in some cases, if Renewable Infrastructure Assets fail to comply with certain pre-established conditions, the government or customer, as applicable, may reduce the tariffs or rates payable. In addition, during the life of a concession, the relevant government authority may unilaterally impose additional restrictions on tariff rates, subject to the regulatory frameworks applicable in each jurisdiction.

Non-Diversification Risk

We are a non-diversified, closed-end investment company under the 1940 Act and will not be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended, or the Code. Accordingly, there are no regulatory requirements under the 1940 Act or the Code on the minimum number or size of securities we hold. As we may invest up to 15% of our total assets in any single issuer, a decline in value of the securities of such an issuer could significantly impact the value of our portfolio.

Dependence on Limited Number of Customers and Suppliers

Certain Energy Infrastructure Companies in which we may invest depend upon a limited number of customers for a majority of their revenue. Similarly, certain Energy Infrastructure Companies in which we may invest depend upon a limited number of suppliers of goods or services to continue their operations. The recent COVID-19 related downturn in the energy industry put significant pressure on a number of these customers and suppliers and caused many companies operating in the energy industry to file for bankruptcy. Other public health emergencies or widespread market disruptions in the future could have similar effects. Any loss of any such customers or suppliers, including through bankruptcy, could materially adversely affect such Energy Infrastructure Companies’ results of operation and cash flow, and their ability to make distributions or dividends to equity holders could therefore be materially adversely affected.

Capital Markets Risk

Financial markets are volatile, and Energy Infrastructure Companies may not be able to obtain new debt or equity financing on attractive terms or at all. For example, the downturn in commodity prices and economic activity associated with the COVID-19 pandemic negatively impacted the ability of Energy Companies to raise capital, and equity capital in particular, at attractive levels. Downgrades of the debt of Energy Infrastructure Companies by rating agencies during times of distress could exacerbate this challenge. In addition, downgrades of the credit ratings of Energy Infrastructure Companies by ratings agencies may increase the cost of borrowing under the terms of an Energy Infrastructure Company’s credit facility, and a downgrade from investment grade to below investment may cause an Energy Infrastructure Company to be required to post collateral (or additional collateral) by its contractual counterparties, which could reduce the amount of liquidity available to such Energy Infrastructure Company and increase its need for additional funding sources. If funding is not available when needed, or is available only on unfavorable terms, Energy Infrastructure Companies may have to reduce their distributions or dividends to manage their funding needs and may not be able to meet their obligations as they come due. Moreover, without adequate funding, many Energy Infrastructure Companies may be unable to execute their growth strategies, complete future acquisitions, take advantage of other business opportunities or respond to competitive pressures, any of which could have a material adverse effect on their revenues and results of operations.

Financial Institution Instability Risk

Actual events involving limited liquidity, defaults, non-performance or other adverse developments that affect financial institutions, transactional counterparties or other companies in the financial services industry or the financial services industry generally, or concerns or rumors about any events of these kinds or other similar risks, have in the past and may in the future lead to market-wide liquidity problems. For example, on March 10, 2023, Silicon Valley Bank (“SVB”) was closed by the California Department of Financial Protection and Innovation, which appointed the Federal Deposit Insurance Corporation (“FDIC”) as receiver. Similarly, on March 12, 2023, Signature Bank and Silvergate Capital Corp. were each swept into receivership. In addition, counterparties to SVB credit agreements and arrangements, and third parties such as beneficiaries of letters of credit (among others), may experience direct impacts from the closure of SVB and uncertainty remains over liquidity concerns in the broader financial services industry. Similar impacts have occurred in the past, such as during the 2008-2010 financial crisis.

Investor concerns regarding the U.S. or international financial systems could result in less favorable commercial financing terms, including higher interest rates or costs and tighter financial and operating covenants, or systemic limitations on access to credit and liquidity sources, thereby making it more difficult for us and the companies in which we invest to acquire financing on acceptable terms or at all.

Political Instability Risk

The Energy Infrastructure Companies in which we may invest are subject to disruption as a result of terrorist activities (including cyber-attacks), war, and other geopolitical events. The U.S. government has issued warnings that energy assets, specifically those related to pipeline and other energy infrastructure, production facilities and transmission and distribution facilities, may be targeted in future terrorist attacks. Internal unrest, acts of violence or strained relations between a government and energy companies or other governments may affect the operations and profitability of Energy Infrastructure Companies in which we invest. Political instability in other parts of the world may also cause volatility and disruptions in the market for the securities of Energy Infrastructure Companies, even those that operate solely in North America.

Weather Risks

Weather conditions and the seasonality of weather patterns play a role in the cash flows of certain Energy Infrastructure Companies. Although most Energy Infrastructure Companies can reasonably predict seasonal weather demand based on normal weather patterns, extreme weather conditions (for instance hurricanes, wildfires and extreme winter storms) demonstrate that no amount of preparation can protect an Energy Infrastructure Company from the unpredictability of the weather. The damage done by extreme weather also may serve to increase insurance premiums for energy assets owned by Energy Infrastructure Companies, could significantly increase the volatility in the supply of energy- related commodities and could adversely affect such companies’ financial condition and ability to pay distributions or dividends to equity holders.

Concentration Risk

Our investments are concentrated in the energy infrastructure sector. The focus of our portfolio on the energy infrastructure sector may present more risks than if our portfolio were broadly diversified over numerous sectors of the economy. A downturn in the energy infrastructure sector, or more generally in the energy industry, would have a larger impact on us than on an investment company that does not concentrate in the energy infrastructure sector. The performance of securities in the energy infrastructure sector may lag the performance of other industries or the broader market as a whole. To the extent that we invest a relatively high percentage of our assets in the obligations of a limited number of issuers, we may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence.

Interest Rate Risk

Valuations of securities in which we invest are based on numerous factors, including sector and business fundamentals, management expertise, and expectations of future operating results. Most of the securities in which we invest pay quarterly distributions or dividends to investors and are viewed by investors as yield-based investments. As a result, yields for these securities are also susceptible, in the short-term, to fluctuations in interest rates and the equity prices of such securities may decline when interest rates rise. Because we invest in equity securities of Energy Infrastructure Companies, our net asset value and the asset coverage ratios on our senior securities may decline if interest rates rise.

Inflation/Deflation Risk

Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of our common stock and distributions that we pay declines. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with our use of leverage would likely increase. Deflation risk is the risk that prices throughout the economy decline over time — the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of our portfolio.

In an effort to control inflation, the Federal Open Market Committee (“FOMC”), the committee within the Federal Reserve (“Fed”) that sets domestic monetary policy, raised the target range for the federal funds rate seven times in calendar year 2022 to a range of 4.25% to 4.50%. The Fed has signaled that further increases could happen in 2023. Rising rates generally have a negative impact on income-oriented investments such as those in which we invest and could be adversely impacted by these actions. There is no assurance that the action being taken by the Fed will improve the outlook for long-term inflation or whether they might result in a recession. A recession could lead to declined employment, global demand destruction and/or business failures, which may result in a decline in the value of our portfolio. In addition, increased interest rates could increase our cost of borrowing and reduce the return on leverage to common stockholders.

Risk of Conflicting Transactions by the Investment Adviser

Kayne Anderson manages portfolios of other investment companies and client accounts that invest in similar or the same securities as the Company. It is possible that Kayne Anderson would effect a purchase of a security for us when another investment company or client account is selling that same security, or vice versa. Kayne Anderson will use reasonable efforts to avoid adverse impacts on the Company’s transactions as a result of those other transactions, but there can be no assurances that adverse impacts will be avoided.

Equity Securities Risk

The vast majority of our assets are invested in equity securities of Energy Infrastructure Companies. Such securities are subject to general movements in the stock market and a significant drop in the stock market may depress the price of securities to which we have exposure. Equity securities prices fluctuate for several reasons, including changes in the financial condition of a particular issuer, investors’ perceptions of Energy Infrastructure Companies, investors’ perceptions of the energy industry, the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, Energy Infrastructure Company equity securities held by the Company may decline in price if the issuer fails to make anticipated distributions or dividend payments (or reduces the amount of such payments) because, among other reasons, the issuer experiences a decline in its financial condition. In general, the equity securities of MLPs that are publicly traded partnerships tend to be less liquid than the equity securities of corporations, which means that we could have difficulty selling such securities at the time and price we would like.

Small Capitalization Risk

Certain of the Energy Infrastructure Companies in which we invest may have comparatively smaller capitalizations than other companies whose securities are included in major benchmarked indices. Investing in the securities of smaller Energy Infrastructure Companies presents some unique investment risks. These Energy Infrastructure Companies may have limited product lines and markets, as well as shorter operating histories, less experienced management and more limited financial resources than larger Energy Infrastructure Companies and may be more vulnerable to adverse general market or economic developments. Stocks of smaller Energy Infrastructure Companies may be less liquid than those of larger Energy Infrastructure Companies and may experience greater price fluctuations than larger Energy Infrastructure Companies. In addition, small-cap securities may not be widely followed by the investment community, which may result in reduced demand. This means that we could have greater difficulty selling such securities at the time and price that we would like.

Debt Securities Risks

Debt securities in which we invest are subject to many of the risks described elsewhere in this section. In addition, they are subject to credit risk and other risks, depending on the quality and other terms of the debt security.

Credit Risk

An issuer of a debt security may be unable to make interest payments and repay principal. We could lose money if the issuer of a debt obligation is, or is perceived to be, unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The downgrade in the credit rating of a security by rating agencies may further decrease its value. Additionally, we may purchase a debt security that has payment-in-kind interest, which represents contractual interest added to the principal balance and due at the maturity date of the debt security in which we invest. It is possible that by effectively increasing the principal balance payable or deferring cash payment of such interest until maturity, the use of payment-in-kind features will increase the risk that such amounts will become uncollectible when due and payable.

Below Investment Grade and Unrated Debt Securities Risk

Below investment grade debt securities (commonly referred to as “junk bonds” or “high yield bonds”) are rated Ba1 or less by Moody’s, BB+ or less by Fitch or Standard & Poor’s, or comparably rated by another rating agency. Below investment grade and unrated debt securities generally pay a premium above the yields of U.S. government securities or debt securities of investment grade issuers because they are subject to greater risks than these securities. These risks, which reflect their speculative character, include the following: greater yield and price volatility; greater credit risk and risk of default; potentially greater sensitivity to general economic or industry conditions; potential lack of attractive resale opportunities (illiquidity); and additional expenses to seek recovery from issuers who default. In addition, the prices of these below investment grade and other unrated debt securities in which we may invest are more sensitive to negative developments, such as a decline in the issuer’s revenues or profitability or a general economic downturn, than are the prices of higher grade securities. Below investment grade and unrated debt securities tend to be less liquid than investment grade securities, and the market for below investment grade and unrated debt securities could contract further under adverse market or economic conditions. In such a scenario, it may be more difficult for us to sell these securities in a timely manner or for as high a price as could be realized if such securities were more widely traded.

Prepayment Risk

Certain debt instruments, particularly below investment grade securities, may contain call or redemption provisions which would allow the issuer thereof to prepay principal prior to the debt instrument’s stated maturity. This is known as prepayment risk. Prepayment risk is greater during a falling interest rate environment as issuers can reduce their cost of capital by refinancing higher yielding debt instruments with lower yielding debt instruments. An issuer may also elect to refinance its debt instruments with lower yielding debt instruments if the credit standing of the issuer improves. To the extent debt securities in our portfolio are called or redeemed, we may be forced to reinvest in lower yielding securities.

Interest Rate Risk for Debt and Equity Securities

Debt securities, and equity securities that pay dividends and distributions, have the potential to decline in value, sometimes dramatically, when interest rates rise or are expected to rise. In general, the values or prices of debt securities vary inversely with interest rates. The change in a debt security’s price depends on several factors, including its maturity. Generally, debt securities with longer maturities are subject to greater price volatility from changes in interest rates. Adjustable rate instruments also react to interest rate changes in a similar manner although generally to a lesser degree (depending, however, on the characteristics of the reset terms).

LIBOR Risk

The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has ceased making LIBOR available as a reference rate over a phase-out period that began on December 31, 2021. Alternative reference rates have been established or are in development in most major currencies, including with regards to the Secured Overnight Financing Rate (“SOFR”), which is intended to replace U.S. dollar LIBOR. Although the transition process away from LIBOR has become increasingly well-defined, there remains uncertainty regarding the impact of the transition to a new reference rate. At this time, it is not possible to predict the full impact of the elimination of LIBOR and the establishment of an alternative reference rate on the Company or its investments.

Risks Associated with Investing in Initial Public Offerings (“IPOs”)

Securities purchased in IPOs are often subject to the general risks associated with investments in companies with small market capitalizations and, at times, are magnified. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in an IPO may be highly volatile. At any particular time, or from time to time, we may not be able to invest in IPOs, or to invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be available to us. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Our investment performance during periods when we are unable to invest significantly or at all in IPOs may be lower than during periods when we are able to do so. IPO securities may be volatile, and we cannot predict whether investments in IPOs will be successful. As we grow in size, the positive effect of IPO investments on the Company may decrease.

Risks Associated with a Private Investment in a Public Entity (“PIPE”) Transaction

PIPE investors purchase securities directly from a publicly traded company in a private placement transaction, typically at a discount to the market price of the company’s common stock. Because the sale of the securities is not registered under the Securities Act of 1933, as amended (the “Securities Act”), the securities are “restricted” and cannot be immediately resold by the investors into the public markets. Until we can sell such securities into the public markets, our holdings will be less liquid, and any sales will need to be made pursuant to an exemption under the Securities Act. We may purchase equity securities in a PIPE transaction that are structured as convertible preferred equity (that may also pay distributions in kind). At the time a convertible preferred equity investment becomes convertible into common equity, the common equity may be worth less than the conversion price, which would make it uneconomic to convert into common equity and, as a result, significantly reduce the liquidity of the investment.

Privately Held Company Risk

Investing in privately held companies involves risk. For example, privately held companies are not subject to SEC reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles and are not required to maintain effective internal controls over financial reporting. As a result, we may not have timely or accurate information about the business, financial condition and results of operations of the privately held companies in which we invest. In addition, the securities of privately held companies are generally illiquid, and entail the risks described under “Liquidity Risk.”

Liquidity Risk

Securities with limited trading volumes may display volatile or erratic price movements. Kayne Anderson is one of the largest investors in Energy Infrastructure Companies. Thus, it may be more difficult for us to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. Larger purchases or sales of these securities by us in a short period of time may cause abnormal movements in the market price of these securities. As a result, these securities may be difficult to dispose of at a fair price at the times when we believe it is desirable to do so. Investment of our capital in securities that are less actively traded or over time experience decreased trading volume may restrict our ability to take advantage of other market opportunities.

We also invest in unregistered or otherwise restricted securities. The term “restricted securities” refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. Unregistered securities are securities that cannot be sold publicly in the United States without registration under the Securities Act, unless an exemption from such registration is available. Restricted securities may be more difficult to value, and we may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, we, where we have contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that we could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. We would, in either case, bear the risks of any downward price fluctuation during that period. The difficulties and delays associated with selling restricted securities could result in our inability to realize a favorable price upon disposition of such securities, and at times might make disposition of such securities impossible.

Our investments in restricted securities may include investments in private companies. Such securities are not registered under the Securities Act until the company becomes a public company. Accordingly, in addition to the risks described above, our ability to dispose of such securities on favorable terms would be limited until the portfolio company becomes a public company.

Portfolio Turnover Risk

Portfolio turnover may vary greatly from year to year. Portfolio turnover rate is not considered a limiting factor in KAFA’s execution of investment decisions. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses, including taxes related to realized gains, that are borne by us. It could also result in an acceleration of realized gains on portfolio securities held by us (and payment of cash taxes on such realized gains).

Derivatives Risk

We may purchase and sell derivative investments such as exchange-listed and over-the-counter put and call options on securities, equity, fixed income, interest rate and currency indices, and other financial instruments, enter into total return swaps and various interest rate transactions such as swaps. We also may purchase derivative investments that combine features of these instruments. The use of derivatives has risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative investments. Furthermore, the ability to successfully use these techniques depends on our ability to predict pertinent market movements, which cannot be assured. Thus, the use of derivatives may result in losses greater than if they had not been used, may require us to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation we can realize on an investment or may cause us to hold a security that we might otherwise sell. Additionally, amounts paid by us as premiums and cash or other assets held in margin accounts with respect to derivative transactions are not otherwise available to us for investment purposes.

We have written covered calls in the past and may do so in the future. As the writer of a covered call option, during the option’s life we give up the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but we retain the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. There can be no assurance that a liquid market will exist when we seek to close out an option position. If trading were suspended in an option purchased by us, we would not be able to close out the option. If we were unable to close out a covered call option that we had written on a security, we would not be able to sell the underlying security unless the option expired without exercise.

Depending on whether we would be entitled to receive net payments from the counterparty on an interest rate swap, which in turn would depend on the general state of short-term interest rates at that point in time, a default by a counterparty could negatively impact the performance of our common stock. In addition, at the time an interest rate transaction reaches its scheduled termination date, there is a risk that we would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of our common stock. If we fail to maintain any required asset coverage ratios in connection with any use by us of our debt securities, revolving credit facility and other borrowings (collectively, our “Borrowings”) and our preferred stock (together with our Borrowings, “Leverage Instruments”), we may be required to redeem or prepay some or all of the Leverage Instruments. Such redemption or prepayment would likely result in our seeking to terminate early all or a portion of any swap or cap transactions. Early termination of a swap could result in a termination payment by or to us.

Short Sales Risk

Short selling involves selling securities which may or may not be owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. Short selling allows the short seller to profit from declines in market prices to the extent such declines exceed the transaction costs and the costs of borrowing the securities. A short sale creates the risk of an unlimited loss, in that the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. There can be no assurance that the securities necessary to cover a short position will be available for purchase. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss.

Our obligation to replace a borrowed security is secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities similar to those borrowed. We also are required to segregate similar collateral to the extent, if any, necessary so that the value of both collateral amounts in the aggregate is at all times equal to at least 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which we borrowed the security regarding payment over of any payments received by us on such security, we may not receive any payments (including interest) on the collateral deposited with such broker-dealer.

Public Health Emergency Risk

Pandemics and other local, national, and international public health emergencies, including outbreaks of infectious diseases such as SARS, H1N1/09 Flu, the Avian Flu, Ebola and the novel coronavirus (“COVID-19”) pandemic, can result in market volatility and disruption, and any similar future emergencies may materially and adversely impact economic production and activity in ways that cannot be predicted, all of which could result in substantial investment losses. Most recently, COVID-19 has caused a worldwide public health emergency, significantly diminished and disrupted global economic production and activity of all kinds, and contributed to both volatility and a severe decline in financial markets.

The full extent of the impact of COVID-19 (and of the resulting precipitous decline and disruption in economic and commercial activity across many of the world’s economies) on global economic conditions, and on the operations, financial condition, and performance of any particular market, industry or business, is impossible to predict, and additional economic disruptions and market volatility may occur as new variants appear and spread. Ongoing and potential additional materially adverse effects, including further global, regional and local economic downturns (including recessions) of indeterminate duration and severity, are possible.

The ongoing COVID-19 crisis and any other public health emergency could have a significant adverse impact on our investments and result in significant investment losses. Of particular relevance to an investment in KYN, volatility in the energy markets, including decreases in demand for (and prices of) energy-related commodities as a result of the impact of COVID-19 on global economic activity, has significantly affected the performance of the energy sector, as well as the performance of Energy Infrastructure Companies in which we invest. Other public health emergencies in the future could have similar impacts.

General Market Conditions Risk

Global economic, political and market conditions, including uncertainty about the financial stability of the United States, could have a significant adverse effect on our business, financial condition and results of operations. The current worldwide financial markets situation, as well as various social and political tensions in the United States and around the world (including wars and other forms of conflict, terrorist acts, security operations and catastrophic events such as fires, floods, earthquakes, tornadoes, hurricanes and global health epidemics), may contribute to increased market volatility, may have long term effects on the United States and worldwide financial markets, and may cause economic uncertainties or deterioration in the United States and worldwide.

In addition, the continuing conflict between Russia and Ukraine, and resulting market volatility, could adversely affect our business, financial condition or results of operations. In response to the conflict between Russia and Ukraine, the U.S. and other countries have imposed sanctions or other restrictive actions against Russia. The ongoing conflict and the rapidly evolving measures in response could be expected to have a negative impact on the economy and business activity globally and could have a material adverse effect on our portfolio companies and our business, financial condition, cash flows and results of operations. The severity and duration of the conflict and its impact on global economic and market conditions are impossible to predict. In addition, sanctions could also result in Russia taking counter measures or retaliatory actions which could adversely impact our business or the business of our portfolio companies, including, but not limited to, cyberattacks targeting companies, individuals or other infrastructure upon which our business and the business of our portfolio companies rely.

Risks Related to Our Business and Structure

Use of Leverage

We currently utilize Leverage Instruments and intend to continue to do so. Under normal market conditions, our policy is to utilize Leverage Instruments in an amount that represents approximately 20% – 25% of our total assets, including proceeds from such Leverage Instruments. See “Notice of Changes to Non-Fundamental Investment Policies.” Notwithstanding this policy, based on market conditions at such time, we may use Leverage Instruments in amounts greater than our policy (to the extent permitted by the 1940 Act) or less than our policy. Leverage Instruments have seniority in liquidation and distribution rights over our common stock.

If we are unable to renew or refinance our credit facility prior to maturity or if we are unable to refinance our Notes or MRP Shares as they mature, we may be forced to sell securities in our portfolio to repay debt or MRP Shares as they mature. If we are required to sell portfolio securities to repay outstanding debt or MRP Shares as they mature or to maintain asset coverage ratios, such sales may be at prices lower than what we would otherwise realize if we were not required to sell such securities at such time.

Additionally, we may be unable to refinance our debt or MRP Shares or sell a sufficient amount of portfolio securities to repay debt or MRP Shares as they mature or to maintain asset coverage ratios, which could cause an event of default on our debt securities or MRP Shares.

Leverage Instruments constitute a substantial lien and burden by reason of their prior claim against our income and against our net assets in liquidation. The rights of lenders to receive payments of interest on and repayments of principal of any Borrowings are senior to the rights of holders of common stock and preferred stock, with respect to the payment of distributions or upon liquidation. We may not be permitted to declare dividends and distributions with respect to common stock or preferred stock or purchase common stock or preferred stock unless at such time, we meet certain asset coverage requirements and no event of default exists under any Borrowing. In addition, we may not be permitted to pay distributions on common stock unless all dividends on the preferred stock and/or accrued interest on Borrowings have been paid, or set aside for payment.

In an event of default under any Borrowing, the lenders have the right to cause a liquidation of collateral (i.e., sell portfolio securities and other of our assets) and, if any such default is not cured, the lenders may be able to control the liquidation as well. If an event of default occurs or in an effort to avoid an event of default, we may be forced to sell securities at inopportune times and, as a result, receive lower prices for such security sales. We may also incur prepayment penalties on Notes and MRP Shares that are redeemed prior to their stated maturity dates or mandatory redemption dates.

Certain types of leverage, including the Notes and MRP Shares, subject us to certain affirmative covenants relating to asset coverage and our portfolio composition. In a declining market, we may need to sell securities in our portfolio to maintain asset coverage ratios, which would impact the distributions to us, and as a result, our cash available for distribution to common stockholders. By utilizing Notes and MRP Shares, we may be forced to sell securities at an inopportune time in the future to maintain asset coverage ratios and may be forced to pay additional prepayment penalties on our Notes and MRP Shares. Our Notes and MRP Shares also may impose special restrictions on our use of various investment techniques or strategies or in our ability to pay distributions on common stock and preferred stock in certain instances. In addition, we are subject to certain negative covenants relating to transactions with affiliates, mergers and consolidation, among others. We are also subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which issue ratings for Leverage Instruments issued by us. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. Kayne Anderson does not believe that these covenants or guidelines will impede it from managing our portfolio in accordance with our investment objective and policies.

Interest Rate Hedging Risk

We may hedge against interest rate risk resulting from our leveraged capital structure. We do not intend to hedge interest rate risk of our portfolio holdings. Interest rate transactions that we may use for hedging purposes will expose us to certain risks that differ from the risks associated with our portfolio holdings. There are economic costs of hedging reflected in the price of interest rate swaps and similar techniques, the cost of which can be significant. In addition, our success in using hedging instruments is subject to KAFA’s ability to correctly predict changes in the relationships of such hedging instruments to our leverage risk, and there can be no assurance that KAFA’s judgment in this respect will be accurate. To the extent there is a decline in interest rates, the value of interest rate swaps could decline, and result in a decline in the net asset value of our common stock (and asset coverage ratios for our senior securities). In addition, if the counterparty to an interest rate swap or cap defaults, we would not be able to use the anticipated net receipts under the interest rate swap to offset our cost of financial leverage.

Foreign Investing Risk

We invest in securities of foreign issuers, predominantly those located in Canada and, to a lesser extent, Europe. Canada is a significant exporter of natural resources, such as oil, natural gas and agricultural products. As a result, the Canadian economy is susceptible to adverse changes in certain commodities markets. It is also heavily dependent on trading with key partners, including the United States, Mexico, and China. Any reduction in trading with these key partners may adversely affect the Canadian economy. Canada’s dependency on the economy of the United States, in particular, makes Canada’s economy vulnerable to political and regulatory changes affecting the United States economy.

The European financial markets have continued to experience volatility because of concerns about economic downturns and about high and rising government debt levels of several countries in the European Union (“EU”) and Europe generally. These events have adversely affected the exchange rate of the Euro and the European securities markets, and may spread to other countries in Europe, including countries that do not use the Euro. These events may affect the value and liquidity of certain of our investments. Responses to the financial problems by EU governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world.

The United Kingdom (“U.K.”) left the EU on January 31, 2020, in a process now commonly referred to as “Brexit.” Investments in European issuers face risks associated with the potential uncertainty and consequences following Brexit, including with respect to volatility in exchange rates and interest rates. Brexit could adversely affect European or worldwide political, regulatory, economic or market conditions and could contribute to instability in global political institutions, regulatory agencies and financial markets. Brexit has also led to legal uncertainty and could lead to politically divergent national laws and regulations as a new relationship between the U.K. and EU is defined and the U.K. determines which EU laws to replace or replicate. Any of these effects of Brexit could adversely affect any of the companies to which we have exposure and any other assets in which we invest. The political, economic and legal consequences of Brexit are not yet fully known.

Secessionist movements, such as the Catalan movement in Spain and the independence movement in Scotland, as well as governmental or other responses to such movements, may also create instability and uncertainty in the region. In addition, the national politics of countries in the EU have been unpredictable and subject to influence by disruptive political groups and ideologies. The governments of EU countries may be subject to change and such countries may experience social and political unrest. Unanticipated or sudden political or social developments may result in sudden and significant investment losses. The occurrence of terrorist incidents throughout Europe could also impact financial markets. The impact of these events is not clear but could be significant and far-reaching and could adversely affect the value and liquidity of our investments.

Investments in some foreign securities may involve greater risks than investing in U.S. securities. As compared to U.S. companies, foreign issuers generally disclose less financial and other information publicly and are subject to less stringent and less uniform accounting, auditing and financial reporting standards. Foreign countries typically impose less thorough regulations on brokers, dealers, stock exchanges, corporate insiders and listed companies than does the U.S., and foreign securities markets may be less liquid and more volatile than U.S. markets. Investments in foreign securities generally involve higher costs than investments in U.S. securities, including higher transaction and custody costs as well as additional taxes imposed by foreign governments. In addition, securities trading practices abroad may offer less protection to investors. Political or social instability, civil unrest, acts of terrorism, regional economic volatility, and the imposition of sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and/or other governments are other potential risks that could impact an investment in a foreign security. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the U.S., which could affect the liquidity of our portfolio.

Foreign Currency Risk

Because we invest in foreign (non-U.S.) currencies or in foreign securities that are denominated, trade and/or receive revenues in foreign (non-U.S.) currencies, we are subject to the risk that those foreign currencies may decline in value relative to the U.S. dollar. In the case of currency hedging positions, we are subject to the risk that the U.S. dollar may decline in value relative to the currency being hedged. Currency exchange rates may fluctuate significantly and unpredictably. As a result, our investments in foreign currencies, in foreign securities that are denominated, trade, and/or receive revenues in foreign currencies, or in derivatives that provide exposure to foreign currencies may reduce our returns.

Tax Risks

In addition to other risk considerations, an investment in our common stock will involve certain tax risks, including, but not limited to, the risks summarized below. The federal, state, local and foreign tax consequences of an investment in and holding of our common stock will depend on the facts of each investor’s situation. Investors are encouraged to consult their own tax advisers regarding the specific tax consequences that may affect them.

Taxability of Distributions Received

We cannot assure you what percentage of the distributions paid on our common stock, if any, will be treated as tax-advantaged qualified dividend income or return of capital or what the tax rates on various types of income or gain will be in future years. New legislation could negatively impact the amount and tax characterization of distributions received by our common stockholders. Under current law, qualified dividend income received by individual stockholders is taxed at a maximum federal tax rate of 20% for individuals, provided a holding period requirement and certain other requirements are met. In addition, currently a 3.8% federal tax on net investment income (the “Tax Surcharge”) generally applies to dividend income and net capital gains for taxpayers whose adjusted gross income exceeds $200,000 for single filers or $250,000 for married joint filers.

Tax Risks of Investing in our Securities

A reduction in the return of capital portion of the distributions that we receive from our portfolio investments or an increase in our earnings and profits and portfolio turnover may reduce that portion of our distribution treated as a tax-deferred return of capital and increase that portion treated as a dividend, resulting in lower after-tax distributions to our common and preferred stockholders.

Other Tax Risks

As a limited partner in the MLPs in which we invest, we will be allocated our distributive share of income, gains, losses, deductions and credits from those MLPs. Historically, a significant portion of income from such MLPs has been offset by tax deductions. We will incur a current tax liability on our distributive share of an MLP’s income and gains that is not offset by tax deductions, losses and credits, or our capital or net operating loss carryforwards or other applicable deductions, if any. The percentage of an MLP’s income and gains which is offset by tax deductions, losses and credits will fluctuate over time for various reasons. A significant slowdown in acquisition activity or capital spending by MLPs held in our portfolio could result in a reduction in the depreciation deduction passed through to us, which may, in turn, result in increased current tax liability to us. In addition, changes to the tax code that impact the amount of income, gain, deduction or loss that is passed through to us from the MLP securities in which we invest (for example through changes to the deductibility of interest expense or changes to how capital expenditures are depreciated) may also result in an increased current tax liability to us. For example, the 2017 Tax Cuts and Jobs Act imposed certain limitations on the deductibility of interest expense that could result in less deduction being passed through to us as the owner of an MLP that is impacted by such limitations. We will accrue deferred income taxes for any future tax liability associated with that portion of MLP distributions considered to be a tax-deferred return of capital as well as capital appreciation of our investments. Upon the sale of an MLP security, we may be required to pay previously deferred taxes. A portion of the gain upon disposition of MLP units attributable to Internal Revenue Code Section 751 assets, including depreciation recapture, would be recognized as ordinary income. Ordinary income attributable to Section 751 assets may exceed the net taxable gain realized upon sale and may be recognized even if there is a net taxable loss upon disposition. We could therefore recognize both ordinary income and a capital loss upon disposition of MLP units.

We rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated current or deferred taxes. Such estimates are made in good faith. From time to time, as new information becomes available, we modify our estimates or assumptions regarding our deferred taxes.

The 2017 Tax Cuts and Jobs Act also imposed limitations on the deductibility of net interest expense and limitations on the usage of net operating loss carryforwards (and elimination of carrybacks). These limitations may impact certain deductions to taxable income and may result in an increased current tax liability to us. To the extent certain deductions are limited in any given year, we may not be able to utilize such deductions in future periods if we do not have sufficient taxable income.

Deferred Tax Risks of Investing in our Securities

The Tax Cuts and Jobs Act reduced the federal corporate tax rate from 35% to 21%. Because our deferred tax liability is based primarily on the federal corporate tax rate, the enactment of the bill significantly reduced our deferred tax liability and increased our net asset value. If the federal income tax rate were to increase in the future, as has been proposed by the Biden administration, our deferred tax liability would increase resulting in a corresponding decrease to our net asset value.

The Company periodically reviews the recoverability of its deferred tax assets based on the weight of available evidence. When assessing the recoverability of its deferred tax assets, significant weight is given to the effects of potential future realized and unrealized gains on investments and the period over which these deferred tax assets can be realized. The Company will continue to review and assess the need for a valuation allowance in the future. Significant variability in the fair value of its portfolio of investments may change the Company’s assessment regarding the recoverability of its deferred tax assets. If a valuation allowance is required to reduce any deferred tax asset in the future, or if a change in a valuation allowance is necessary, it could have a material impact on the Company’s net asset value and results of operations in the period of adjustment.

Management Risk; Dependence on Key Personnel of Kayne Anderson

Our portfolio is subject to management risk because it is actively managed. KAFA applies investment techniques and risk analyses in making investment decisions for us, but there can be no guarantee that they will produce the desired results.

We depend upon Kayne Anderson’s key personnel for our future success and upon their access to certain individuals and investments in the energy sector. In particular, we depend on the diligence, skill and network of business contacts of our portfolio managers, who evaluate, negotiate, structure, close and monitor our investments. These individuals manage a number of investment vehicles on behalf of Kayne Anderson and, as a result, do not devote all of their time to managing us, which could negatively impact our performance. Furthermore, these individuals do not have long-term employment contracts with Kayne Anderson, although they do have equity interests and other financial incentives to remain with Kayne Anderson. We also depend on the senior management of Kayne Anderson. The departure of any of our portfolio managers or the senior management of Kayne Anderson could have a material adverse effect on our ability to achieve our investment objective. In addition, we can offer no assurance that KAFA will remain our investment adviser or that we will continue to have access to Kayne Anderson’s industry contacts and deal flow.

Cybersecurity Risk

The information and technology systems relied upon by KYN, KAFA and our service providers (including, but not limited to, fund accountants, custodians, transfer agents, administrators, distributors and other financial intermediaries) and/or the issuers of securities in which we invest may be vulnerable to damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons, security breaches, usage errors, power outages and catastrophic events such as fires, tornadoes, floods, hurricanes and earthquakes. Although KAFA has implemented measures to manage risks relating to these types of events, if these systems are compromised, become inoperable for extended periods of time or cease to function properly, significant investment may be required to fix or replace them. The failure of these systems and/or of disaster recovery plans could cause significant interruptions in the operations of KYN, KAFA, our service providers and/or issuers of securities in which we invest and may result in a failure to maintain the security, confidentiality or privacy of sensitive data, including personal information relating to investors (and the beneficial owners of investors). Such a failure could also harm the reputation of KYN, KAFA, our service providers and/or issuers of securities in which we invest, subject these entities and their respective affiliates to legal claims or otherwise affect their business and financial performance. There is also a risk that cybersecurity breaches may not be detected, and KYN and its stockholders could be negatively impacted as a result.

Conflicts of Interest of Kayne Anderson

Conflicts of interest may arise because Kayne Anderson and its affiliates generally carry on substantial investment activities for other clients in which the Company will have no interest. Kayne Anderson or its affiliates may have financial incentives to favor certain of such accounts over us. Any of their proprietary accounts and other customer accounts may compete with us for specific trades. Kayne Anderson or its affiliates may buy or sell securities for us which differ from securities bought or sold for other accounts and customers, even though their investment objectives and policies may be similar to ours. Situations may occur when we could be disadvantaged because of the investment activities conducted by Kayne Anderson or its affiliates for their other accounts. Such situations may be based on, among other things, legal or internal restrictions on the combined size of positions that may be taken for us and the other accounts, thereby limiting the size of our position, or the difficulty of liquidating an investment for us and the other accounts where the market cannot absorb the sale of the combined position.

Our investment opportunities may be limited by affiliations of Kayne Anderson or its affiliates with Energy Infrastructure Companies. In addition, to the extent that Kayne Anderson sources and structures private investments in Energy Infrastructure Companies, certain employees of Kayne Anderson may become aware of actions planned by Energy Infrastructure Companies, such as acquisitions, that may not be announced to the public. It is possible that we could be precluded from investing in an Energy Infrastructure Company about which Kayne Anderson has material non-public information; however, it is Kayne Anderson’s intention to ensure that any material non-public information available to certain Kayne Anderson employees not be shared with those employees responsible for the purchase and sale of publicly traded Energy Infrastructure Company securities.

KAFA also manages KMF and Kayne Anderson Renewable Infrastructure Fund, an open-end investment company.

In addition to closed-end and open-end investment companies, KAFA and KACALP manage several private investment funds and separately managed accounts (collectively, “Affiliated Funds”). Some of the Affiliated Funds have investment objectives that are similar to or overlap with ours. Further, Kayne Anderson may at some time in the future, manage other investment funds with the same investment objective as ours or that otherwise create potential conflicts of interest with us.

Investment decisions for us are made independently from those of Kayne Anderson’s other clients; however, from time to time, the same investment decision may be made for more than one fund or account. When two or more clients advised by Kayne Anderson or its affiliates seek to purchase or sell the same publicly traded securities, the securities actually purchased or sold are allocated among the clients on a good faith equitable basis by Kayne Anderson in its discretion in accordance with the clients’ various investment objectives and procedures adopted by Kayne Anderson and approved by our Board of Directors. In some cases, this system may adversely affect the price or size of the position we may obtain. In other cases, however, our ability to participate in volume transactions may produce better execution for us.

We and our affiliates, including Affiliated Funds, may be precluded from co-investing in private placements of securities, including in any portfolio companies that we control. Except as permitted by law, Kayne Anderson will not co-invest its other clients’ assets in the private transactions in which we invest. Kayne Anderson will allocate private investment opportunities among its clients, including us, based on allocation policies that take into account several suitability factors, including the size of the investment opportunity, the amount each client has available for investment and the client’s investment objectives. These allocation policies may result in the allocation of investment opportunities to an Affiliated Fund rather than to us. The policies contemplate that Kayne Anderson will exercise discretion, based on several factors relevant to the determination, in allocating the entirety, or a portion, of such investment opportunities to an Affiliated Fund, in priority to other prospectively interested advisory clients, including us. In this regard, when applied to specified investment opportunities that would normally be suitable for us, the allocation policies may result in certain Affiliated Funds having greater priority than us to participate in such opportunities depending on the totality of the considerations, including, among other things, our available capital for investment, our existing holdings, applicable tax and diversification standards to which we may then be subject and the ability to efficiently liquidate a portion of our existing portfolio in a timely and prudent fashion in the time period required to fund the transaction.

The investment management fee paid to KAFA is based on the value of our assets, as periodically determined. A significant percentage of our assets may be illiquid securities acquired in private transactions for which market quotations will not be readily available. Although we have adopted valuation procedures designed to determine valuations of illiquid securities in a manner that reflects their fair value, there typically is a range of prices that may be established for each individual security. Pursuant to Rule 2a-5, our Board of Directors has designated KAFA as our “Valuation Designee”. As the Valuation Designee, KAFA performs fair value determinations of our portfolio holdings, subject to oversight by and periodic reporting to the Board. KAFA determines the fair value of our portfolio holdings in accordance with our valuation program, as adopted by the Board. As a part of this process, KAFA receives a valuation report from a third-party firm for fair valued (Level 3) securities.

Risk of Owning Securities of Affiliates

From time to time, we may “control” or may be an “affiliate” of one or more of our portfolio companies, as each of these terms is defined in the 1940 Act. In general, under the 1940 Act, we would be presumed to “control” a portfolio company if we and our affiliates owned 25% or more of its outstanding voting securities and would be an “affiliate” of a portfolio company if we and our affiliates owned 5% or more of its outstanding voting securities. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including our investment adviser), principal underwriters and affiliates of those affiliates or underwriters.

Valuation Risk

Market prices may not be readily available for certain of our investments in restricted or unregistered investments in public companies or investments in private companies. The value of such investments will ordinarily be determined based on fair valuations determined by KAFA as our Valuation Designee. Restrictions on resale or the absence of a liquid secondary market may adversely affect our ability to determine our net asset value. The sale price of securities that are not readily marketable may be lower or higher than our most recent determination of their fair value. Additionally, the value of these securities typically requires more reliance on the judgment of KAFA than that required for securities for which there is an active trading market. Due to the difficulty in valuing these securities and the absence of an active trading market for these investments, we may not be able to realize these securities’ true value or may have to delay their sale in order to do so.

Anti-Takeover Provisions

Our Charter, Bylaws and the Maryland General Corporation Law include provisions that could limit the ability of other entities or persons to acquire control of us, to convert us to open-end status, or to change the composition of our Board of Directors. We also have adopted other measures that may make it difficult for a third party to obtain control of us, including provisions of our Charter classifying our Board of Directors in three classes serving staggered three-year terms; and provisions authorizing our Board of Directors to classify or reclassify shares of our stock in one or more classes or series, to cause the issuance of additional shares of our stock, and allowing a majority of our entire Board of Directors to amend our Charter, without stockholder approval, to increase or decrease the number of shares of stock that we have the authority to issue. These provisions, as well as other provisions of our Charter and Bylaws, could have the effect of discouraging, delaying, deferring or preventing a transaction or a change in control that might otherwise be in the best interests of our stockholders. As a result, these provisions may deprive our common stockholders of opportunities to sell their common stock at a premium over the then current market price of our common stock.

Additional Risks Related to Our Common Stock

Market Discount from Net Asset Value Risk

Our common stock has traded both at a premium and at a discount to our net asset value. Shares of closed-end investment companies frequently trade at a discount to their net asset value. This characteristic is a risk separate and distinct from the risk that our net asset value could decrease as a result of our investment activities. Although the value of our net assets is generally considered by market participants in determining whether to purchase or sell shares, whether investors will realize gains or losses upon the sale of our common stock depends upon whether the market price of our common stock at the time of sale is above or below the investor’s purchase price for our common stock. Because the market price of our common stock is affected by factors such as net asset value, distribution levels (which are dependent, in part, on expenses), supply of and demand for our common stock, stability of distributions, trading volume, general market and economic conditions, and other factors beyond our control, we cannot predict whether our common stock will trade at, below or above net asset value.

Leverage Risk to Common Stockholders

The issuance of Leverage Instruments represents the leveraging of our common stock. Leverage is a technique that could adversely affect our common stockholders. Unless the income and capital appreciation, if any, on securities acquired with the proceeds from Leverage Instruments exceed the costs of the leverage, the use of leverage could cause us to lose money. When leverage is used, the net asset value and market value of our common stock will be more volatile. There is no assurance that our use of leverage will be successful.

Our common stockholders bear the costs of leverage through higher operating expenses. Our common stockholders also bear management fees, whereas holders of notes or preferred stock do not bear management fees. Because management fees are based on our total assets, our use of leverage increases the effective management fee borne by our common stockholders. In addition, the issuance of additional senior securities by us would result in offering expenses and other costs, which would ultimately be borne by our common stockholders. Fluctuations in interest rates could increase our interest or dividend payments on Leverage Instruments and could reduce cash available for distributions on common stock. Certain Leverage Instruments are subject to covenants regarding asset coverage, portfolio composition and other matters, which may affect our ability to pay distributions to our common stockholders in certain instances. We may also be required to pledge our assets to the lenders in connection with certain other types of borrowing.

Leverage involves other risks and special considerations for common stockholders including: the likelihood of greater volatility of net asset value and market price of our common stock than a comparable portfolio without leverage; the risk of fluctuations in dividend rates or interest rates on Leverage Instruments; that the dividends or interest paid on Leverage Instruments may reduce the returns to our common stockholders or result in fluctuations in the distributions paid on our common stock; the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of our common stock than if we were not leveraged, which may result in a greater decline in the market price of our common stock; and when we use financial leverage, the investment management fee payable to Kayne Anderson may be higher than if we did not use leverage.

While we may from time to time consider reducing leverage in response to actual or anticipated changes in interest rates or actual or anticipated changes in investment values in an effort to mitigate the increased volatility of current income and net asset value associated with leverage, there can be no assurance that we will actually reduce leverage in the future or that any reduction, if undertaken, will benefit our common stockholders. Changes in the future direction of interest rates or changes in investment values are difficult to predict accurately. If we were to reduce leverage based on a prediction about future changes to interest rates (or future changes in investment values), and that prediction turned out to be incorrect, the reduction in leverage would likely result in a reduction in income and/or total returns to common stockholders relative to the circumstance if we had not reduced leverage. We may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and the price of our common stock if the prediction were to turn out to be correct, and determine not to reduce leverage as described above.

Finally, the 1940 Act provides certain rights and protections for preferred stockholders which may adversely affect the interests of our common stockholders. See “Proposal One: Merger — Description of Securities.”

PROPOSAL ONE: MERGER

The Board of Directors of KMF, including the Independent Directors, has unanimously approved the Merger Agreement, determined the Merger to be in the best interests of each of KMF and KYN and directed that the Merger proposal be submitted to the KMF stockholders for consideration. Upon the closing of the Merger, KMF will be merged with and into a wholly owned subsidiary (“Merger Sub”) of KYN (the “Merger”). Pursuant to the Merger Agreement, KMF stockholders will be entitled to receive in exchange for each of their outstanding shares of KMF common stock either (i) shares of KYN common stock equal to 100% of the NAV per share of the KMF common stock (“Stock Consideration”), or (ii) an amount of cash equal to 95% of the NAV per share of the KMF common stock (“Cash Consideration”). No fractional shares of KYN common stock will be issued in the Merger; instead KMF stockholders will receive cash in an amount equal to the value of the fractional shares of KYN common stock that they would otherwise have received. KMF stockholders’ right to elect to receive Cash Consideration is subject to the adjustment and proration procedures set forth in the Merger Agreement to ensure that the total number of shares of KMF common stock converted into the right to receive Cash Consideration will not exceed 7,079,620 shares (representing 15% of the outstanding shares of KMF common stock prior to the closing of the Merger). KMF will then cease its separate existence under Maryland law and terminate its registration under the 1940 Act. Immediately following the Merger, it is expected that Merger Sub will be merged with and into KYN. The aggregate NAV of KYN common stock received by KMF common stockholders receiving Stock Consideration in the Merger will equal the aggregate NAV of the exchanged KMF common stock (excluding cash distributed by KYN for fractional shares). KYN will be the accounting survivor following the closing of the Merger and will continue to operate after the Merger as a registered, non-diversified, closed-end management investment company with the investment objectives and policies described in this joint proxy statement/prospectus.

In connection with the Merger, each holder of KMF MRP Shares will receive in a private placement an equivalent number of newly issued KYN MRP Shares, each having substantially identical terms as the respective KMF MRP Shares. The aggregate liquidation preference of the KYN MRP Shares received by the holders of KMF MRP Shares in the Merger will equal the aggregate liquidation preference of the KMF MRP Shares held immediately prior to the closing of the Merger. The KYN MRP Shares to be issued in the Merger will have equal priority with KYN’s existing outstanding preferred shares as to the payment of dividends and the distribution of assets in the event of a liquidation of KYN. In addition, the preferred shares of KYN, including the KYN MRP Shares to be issued in connection with the Merger, will be senior in priority to KYN common shares as to payment of dividends and the distribution of assets in the event of a liquidation of KYN.

If the Merger is not approved by stockholders of KMF, or if the issuance of additional KYN common stock in connection with the Merger is not approved by the stockholders of KYN, KYN and KMF will each continue to operate as a standalone Maryland corporation advised by KAFA and will each continue its investment activities in the normal course. Further, if the Merger is not approved, KYN’s current asset tiers for fee waivers will remain in effect.

Investment Objectives and Policies of KYN

This section relates to KYN and its Investment Objective and Policies (other parts of this document relate to both KYN and KMF). Accordingly, references to “we” “us,” “our” or “the Company” in this section are references to KYN.

Our investment objective is to provide a high after-tax total return with an emphasis on making cash distributions to stockholders. Our investment objective is considered a fundamental policy and therefore may not be changed without the approval of the holders of a “majority of the outstanding” voting securities, as such term is defined under the 1940 Act. When used with respect to our voting securities, a “majority of the outstanding” voting securities means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less. There can be no assurance that we will achieve our investment objective.

Our non-fundamental investment policies may be changed by the Board of Directors without the approval of the holders of a “majority of the outstanding” voting securities, provided that the holders of such voting securities receive at least 60 days’ prior written notice of any change. The following are our non-fundamental investment policies, under normal market conditions:

●	We intend to invest at least 80% of total assets in public and private securities of Energy Infrastructure Companies.

●	We intend to invest at least 50% of our total assets in publicly traded securities of Energy Infrastructure Companies.

●	Under normal market conditions, we may invest up to 50% of our total assets in unregistered or otherwise restricted securities. The types of unregistered or otherwise restricted securities that we may purchase include common equity, preferred equity, convertible equity and other securities of other public and private companies.

●	We may invest up to 15% of our total assets in any single issuer.

●	We may invest up to 20% of our total assets in debt securities, including below investment grade debt securities rated, at the time of investment, at least B3 by Moody’s, B- by Standard & Poor’s or Fitch, comparably rated by another rating agency or, if unrated, determined by KAFA to be of comparable quality. In addition, up to one-quarter of our permitted investments in debt securities (or up to 5% of our total assets) may be invested in unrated debt securities or debt securities that are rated less than B3/B- of public or private companies.

●	We may, but are not required to, use derivative investments and engage in short sales to hedge against interest rate and market risks.

●	Under normal market conditions, our policy is to utilize our debt securities, revolving credit facility and other borrowings, and our preferred stock (collectively, “Leverage Instruments”) in an amount that represents approximately 20% to 25% of our total assets (our “target leverage levels”), including proceeds from such Leverage Instruments. However, we reserve the right at any time, based on market conditions, (i) to reduce our target leverage levels or (ii) to use Leverage Instruments to the extent permitted by the 1940 Act.

Unless otherwise stated, all investment restrictions apply at the time of purchase and we will not be required to reduce a position due solely to market value fluctuations.

For more information about the recent change in our non-fundamental policy relating to target leverage levels, please see “Notice of Changes to Non-Fundamental Investment Policies.”

Our Portfolio

At any given time, we expect that our portfolio will have some or all of the types of the following types of investments: (i) equity securities of Energy Infrastructure Companies, including Midstream Energy Companies, Renewable Infrastructure Companies and Utility Companies, (ii) debt securities of Energy Infrastructure Companies, and (iii) equity and debt securities of other public and private issuers.

Description of Energy Infrastructure Companies

Energy Infrastructure Companies consist of (i) Midstream Energy Companies, (ii) Renewable Infrastructure Companies and (iii) Utility Companies, each of which is described in further detail below.

Description of Midstream Energy Companies

Midstream Energy Companies are companies that primarily own and operate Midstream Assets, which are the assets used in energy logistics, including, but not limited to, assets used in (a) transporting, storing, gathering, processing, fractionating, distributing, or marketing of natural gas, natural gas liquids, crude oil, refined products or water produced in conjunction with such activities or (b) the capture, transportation or sequestration of carbon dioxide. Midstream Energy Companies may be structured as Master Limited Partnerships or taxed as corporations. For purposes of our investment policies, Midstream Energy Companies include companies that (i) derive at least 50% of their revenue or operating income from operating Midstream Assets or providing services for the operation of such assets or (ii) have Midstream Assets that represent the majority of their assets.

Master Limited Partnerships are entities that are publicly traded and are treated as partnerships for federal income tax purposes. Master Limited Partnerships are typically structured as limited partnerships or as limited liability companies treated as partnerships. The units for these entities are listed and traded on a U.S. securities exchange. To qualify as a Master Limited Partnership, the entity must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Code. These qualifying sources include natural resource-based activities such as the exploration, development, mining, production, gathering, processing, refining, transportation, storage, distribution and marketing of mineral or natural resources. Limited partnerships have two classes of interests: general partner interests and limited partner interests. The general partner typically controls the operations and management of the partnership through an equity interest in the partnership (typically up to 2% of total equity). Limited partners own the remainder of the partnership and have a limited role in the partnership’s operations and management.

Renewable Infrastructure Companies

Renewable Infrastructure Companies are companies that own and/or operate Renewable Infrastructure Assets, which are assets used in the generation, production, distribution, transportation, transmission, storage and marketing of energy including, but not limited to, electricity, steam, natural gas or transportation fuels from renewable sources such as solar, wind, flowing water (hydroelectric power), geothermal, biomass and organic waste. For purposes of our investment policies, Renewable Infrastructure Companies include companies that (i) derive at least 50% of their revenues or operating income from operating Renewable Infrastructure Assets or providing services for the operation of such assets or (ii) have Renewable Infrastructure Assets that represent the majority of their assets.

Utility Companies

Utility companies are companies that own and/or operate Utility Assets, which are assets, other than Renewable Infrastructure Assets, that are used in the generation, production, distribution, transportation, transmission, storage and marketing of energy, including, but not limited to, electricity, natural gas and steam. For purposes of our investment policies, Utility Companies include companies that (i) derive at least 50% of their revenues or operating income from operating Utility Assets or providing services for the operation of such assets or (ii) have Utility Assets that represent the majority of their assets.

Investment Practices

Covered Calls

We may write call options with the purpose of generating cash from call premiums, generating realized gains and/or reducing our ownership of certain securities. We will only write call options on securities that we hold in our portfolio (i.e., covered calls). A call option on a security is a contract that gives the holder of such call option the right to buy the security underlying the call option from the writer of such call option at a specified price at any time during the term of the option. At the time the call option is sold, the writer of a call option receives a premium (or call premium) from the buyer of such call option. If we write a call option on a security, we have the obligation upon exercise of such call option to deliver the underlying security upon payment of the exercise price. When we write a call option, an amount equal to the premium received by us will be recorded as a liability and will be subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by us as realized gains from investments on the expiration date. If we repurchase a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether we have realized a gain or loss. We, as the writer of the option, bear the market risk of an unfavorable change in the price of the security underlying the written option.

Interest Rate Swaps or Other Hedging Techniques

We may utilize hedging techniques such as interest rate swaps or other hedging techniques to mitigate potential interest rate risk on a portion of our Leverage Instruments. Such interest rate swaps or other hedging activity would principally be used to protect us against higher costs on our Leverage Instruments resulting from increases in interest rates.

Use of Arbitrage and Other Derivative-Based Strategies

We may use short sales, arbitrage and other strategies to try to generate additional return. As part of such strategies, we may (i) engage in paired long-short trades to arbitrage pricing disparities in securities held in our portfolio; (ii) purchase call options or put options; (iii) enter into total return swap contracts; or (iv) sell securities short. Paired trading consists of taking a long position in one security and concurrently taking a short position in another security within the same issuer or in issuers that operate in the same industry. With a long position, we purchase a stock outright; whereas with a short position, we would sell a security that we do not own and must borrow to meet our settlement obligations. We will realize a profit or incur a loss from a short position depending on whether the value of the underlying stock decreases or increases, respectively, between the time the stock is sold and when we replace the borrowed security. See “Risk Factors — Risks Related to Our Investments and Investment Techniques — Short Sales Risk.” A total return swap is a contract between two parties designed to replicate the economics of directly owning a security.

Value of Derivative Instruments

For purposes of determining compliance with the requirement that we invest 80% of our total assets in Energy Infrastructure Companies, we value derivative instruments based on their respective current fair market values.

Other Risk Management Strategies

To a lesser extent, we may use various hedging and other risk management strategies to seek to manage market risks. Such hedging strategies would be utilized to seek to protect against possible adverse changes in the market value of securities held in our portfolio, or to otherwise protect the value of our portfolio. We may execute our hedging and risk management strategy by engaging in a variety of transactions, including buying or selling options or futures contracts on indexes. See “Risk Factors — Risks Related to Our Investments and Investment Techniques — Derivatives Risk.”

Portfolio Turnover

We anticipate that our annual portfolio turnover rate will range between 15% and 25%, but the rate may vary greatly from year to year. Portfolio turnover rate is not considered a limiting factor in KAFA’s execution of investment decisions. For purposes of our investments in MLPs, the types of MLPs in which we intend to invest historically have made cash distributions to limited partners, a substantial portion of which would be treated as a non-taxable return of capital to the extent of our basis. As a result, the tax related to the portion of such distributions treated as return of capital would be deferred until subsequent sale of our MLP units, at which time we would pay any required tax on capital gain. A portion of the gain upon disposition of MLP units attributable to Internal Revenue Code Section 751 assets, including depreciation recapture, would be recognized as ordinary income. Ordinary income attributable to Section 751 assets may exceed the net taxable gain realized upon sale and may be recognized even if there is a net taxable loss upon disposition. We could therefore recognize both ordinary income and a capital loss upon disposition of MLP units. The sooner we sell such MLP units, the sooner we would be required to pay tax on resulting capital gains and/or ordinary income, and the cash available to us to pay distributions to our common stockholders in the year of such tax payment would be less than if such taxes were deferred until a later year. In addition, the greater the number of such MLP units that we sell in any year, i.e., the higher our turnover rate, the greater our potential tax liability for that year. These taxable gains and/or ordinary income may increase our current and accumulated earnings and profits, resulting in a greater portion of our common stock distributions being treated as dividend income to our common stockholders. In addition, a higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by us. See “— Certain Federal Income Tax Matters.”

Use of Leverage

We generally will seek to enhance our total returns through the use of financial leverage, which may include the issuance of Leverage Instruments. Under normal market conditions, our policy is to utilize Leverage Instruments in an amount that represents approximately 20% - 25% of our total assets, including proceeds from such Leverage Instruments (which equates to 28% - 35% of our net asset value as of November 30, 2022). Notwithstanding this policy, based on market conditions at such time, we may use Leverage Instruments in amounts greater than our policy (to the extent permitted by the 1940 Act) or less than our policy. As of November 30, 2022, our Leverage Instruments represented approximately 21% of our total assets. At November 30, 2022, our asset coverage ratios under the 1940 Act were 602% and 443% for debt and total leverage (debt plus preferred stock), respectively. We target asset coverage ratios that give us ability to withstand declines in the market value of the securities we hold before breaching the financial covenants in our Leverage Instruments. These targets are dependent on market conditions and may vary from time to time. Currently, we are targeting asset coverage ratios that provide at least 40% of cushion relative to our financial covenants (i.e., market values could decline by approximately this amount before our asset coverage ratios would be equal to our financial covenants). Leverage creates a greater risk of loss, as well as potential for more gain, for our common stock than if leverage is not used. Our common stock is junior in liquidation and distribution rights to our Leverage Instruments. We expect to invest the net proceeds derived from any use of Leverage Instruments according to the investment objective and policies described in this joint proxy statement/prospectus.

Leverage creates risk for our common stockholders, including the likelihood of greater volatility of net asset value and market price of our common stock, and the risk of fluctuations in dividend rates or interest rates on Leverage Instruments which may affect the return to the holders of our common stock or will result in fluctuations in the distributions paid by us on our common stock. To the extent the return on securities purchased with funds received from Leverage Instruments exceeds their cost (including increased expenses to us), our total return will be greater than if Leverage Instruments had not been used. Conversely, if the return derived from such securities is less than the cost of Leverage Instruments (including increased expenses to us), our total return will be less than if Leverage Instruments had not been used, and therefore, the amount available for distribution to our common stockholders will be reduced. In the latter case, KAFA in its best judgment nevertheless may determine to maintain our leveraged position if it expects that the long-term benefits of so doing will outweigh the near-term impact of the reduced return to our common stockholders.

The management fees paid to KAFA will be calculated on the basis of our total assets including proceeds from Leverage Instruments. During periods in which we use financial leverage, the management fee payable to KAFA may be higher than if we did not use a leveraged capital structure. Consequently, we and KAFA may have differing interests in determining whether to leverage our assets. Our Board of Directors monitors our use of Leverage Instruments and this potential conflict. The use of leverage creates risks and involves special considerations. See “Risk Factors — Additional Risks Related to Our Common Stock — Leverage Risk to Common Stockholders.”

The Maryland General Corporation Law authorizes us, without prior approval of our common stockholders, to borrow money. In this regard, we may obtain proceeds through Borrowings and may secure any such Borrowings by mortgaging, pledging or otherwise subjecting as security our assets. In connection with such Borrowings, we may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of such Borrowing over its stated interest rate.

Under the requirements of the 1940 Act, we, immediately after issuing any senior securities representing indebtedness, must have an asset coverage of at least 300% after such issuance. With respect to such issuance, asset coverage means the ratio which the value of our total assets, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of senior securities representing indebtedness issued by us.

The rights of our lenders to receive interest on and repayment of principal of any Borrowings will be senior to those of our common stockholders, and the terms of any such Borrowings may contain provisions which limit certain of our activities, including the payment of distributions to our common stockholders in certain circumstances. Under the 1940 Act, we may not declare any dividend or other distribution on any class of our capital stock, or purchase any such capital stock, unless our aggregate indebtedness has, at the time of the declaration of any such dividend or distribution, or at the time of any such purchase, an asset coverage of at least 300% after declaring the amount of such dividend, distribution or purchase price, as the case may be. Further, the 1940 Act does (in certain circumstances) grant our lenders certain voting rights in the event of default in the payment of interest on or repayment of principal.

Certain types of Leverage Instruments subject us to certain affirmative covenants relating to asset coverage and portfolio composition and may impose special restrictions on our use of various investment techniques or strategies or on our ability to pay distributions on common stock in certain circumstances. In addition, we are subject to certain negative covenants relating to transactions with affiliates, mergers and consolidations among others. It is not anticipated that these covenants or guidelines will impede KAFA from managing our portfolio in accordance with our investment objective and policies.

If an event of default is not cured, under any Borrowing, the lenders have the right to cause our outstanding Borrowings to be immediately due and payable and proceed to protect and enforce their rights by an action at law, suit in equity or other appropriate proceeding. If an event of default occurs or in an effort to avoid an event of default, we may be forced to sell securities at inopportune times and, as a result, receive lower prices for such security sales. We may also incur prepayment penalties on unsecured notes (“Notes”) and MRP Shares that are redeemed prior to their stated maturity dates or mandatory redemption dates.

Under the 1940 Act, we are not permitted to issue preferred stock unless immediately after such issuance the value of our total assets less all liabilities and indebtedness not represented by senior securities is at least 200% of the sum of the liquidation value of the outstanding preferred stock plus the aggregate amount of senior securities representing indebtedness. In addition, we are not permitted to declare any cash dividend or other distribution on our common or preferred stock unless, at the time of such declaration, our preferred stock has an asset coverage of at least 200%. Further, while the MRP Shares are outstanding, we are not permitted to issue preferred stock unless immediately after such issuance the value of our total assets less all liabilities and indebtedness not represented by senior securities is at least 225% of the sum of the liquidation value of the outstanding preferred stock plus the aggregate amount of senior securities representing indebtedness. In addition, we are not permitted to declare any cash dividend or other distribution on our common or preferred stock unless, at the time of such declaration, our preferred stock has an asset coverage of at least 225%. If necessary, we will purchase or redeem our preferred stock to maintain the applicable asset coverage ratio. In order to meet redemption requirements, we may have to liquidate portfolio securities. Such liquidations and redemptions would cause us to incur related transaction costs and could result in capital losses to us. If we have preferred stock outstanding, two of our directors will be elected by the holders of our preferred stock (voting as a class). Our remaining directors will be elected by holders of our common stock and preferred stock voting together as a single class. In the event we fail to pay dividends on our preferred stock for two years, holders of preferred stock would be entitled to elect a majority of our directors.

To the extent that we use additional Leverage Instruments, the Borrowings that we anticipate issuing will have maturity dates ranging from 1 to 12 years from the date of issuance. The preferred stock we anticipate issuing is a mandatory redeemable preferred that must be redeemed within 5 to 12 years from the date of issuance. If we are unable to refinance such Leverage Instruments when they mature, we may be forced to sell securities in our portfolio to repay such Leverage Instruments. Further, if we do not repay the Leverage Instruments when they mature, we will trigger an event of default on our Borrowings (which will increase the interest rate on such Borrowings and give the holders of such Borrowings certain rights) and will trigger a higher dividend rate on our preferred stock.

We may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of our common stock.

Effects of Leverage — KYN/Acquirer

As of February 28, 2023, we had $260.8 million, aggregate principal amount, of Notes outstanding.

As of February 28, 2023, we did not have any borrowings outstanding under our revolving credit facility. The interest rate payable by us on borrowings under our revolving credit facility with JPMorgan Chase Bank, N.A., Bank of America, N.A., Sumitomo Mitsui Banking Corporation, Regions Bank, and U.S. Bank National Association may vary between one-month SOFR plus 1.40% and one-month SOFR plus 2.25%, depending on asset coverage ratios. Outstanding loan balances accrue interest daily at a rate equal to one-month SOFR plus 1.40% per annum based on asset coverage ratios as of February 28, 2023. We pay a commitment fee equal to a rate of 0.20% per annum on any unused amounts of the $175 million commitment for the revolving credit facility. Our revolving credit facility has a one-year term maturing on February 23, 2024.

As of February 28, 2023, we had $50 million of outstanding borrowings under our term loan. The interest rate payable by us on our borrowings under our term loan is 1.375% on the first $25 million and LIBOR plus 1.30% per annum on the remaining $25 million. Amounts repaid under our term loan cannot be reborrowed. Our term loan matures on August 6, 2024.

As of February 28, 2023, we had $111.6 million aggregate liquidation value of MRP Shares outstanding.

Assuming that our leverage costs remain as described above, our average annual cost of leverage would be 4.19%. Income generated by our portfolio as of February 28, 2023 must exceed 5.6% in order to cover such leverage costs. These numbers are merely estimates used for illustration; actual dividend or interest rates on the Leverage Instruments will vary frequently and may be significantly higher or lower than the rate estimated above.

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on common stock total return, assuming investment portfolio returns (comprised of income and changes in the value of securities held in our portfolio) of minus 10% to plus 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by us. See “Risk Factors.” Further, the assumed investment portfolio total returns are after all of our expenses other than expenses associated with leverage, but such leverage expenses are included when determining the common stock total return. The table further reflects the issuance of Leverage Instruments representing 22% of our total assets (actual leverage at February 28, 2023), and our estimated leverage costs of 4.19%. The cost of leverage is expressed as a blended interest/dividend rate and represents the weighted average cost on our Leverage Instruments.

Assumed Portfolio Total Return (Net of Expenses)	(10.0)%	(5.0)%	0.0%	5.0%	10.0%
Common Stock Total Return	(15.7)%	(8.7)%	(1.7)%	5.3%	12.3%

Common stock total return is composed of two elements: common stock distributions paid by us and gains or losses on the value of the securities we own. As required by SEC rules, the table above assumes that we are more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0% we must assume that the distributions we receive on our investments is entirely offset by losses in the value of those securities.

Comparison of the Companies

Each Company has an investment portfolio consisting in substantial part of energy infrastructure companies and has similar investment objective and strategies. The table below provides a more detailed comparison of the Companies.

KYN/Acquirer	KMF/Target
Organization:
Maryland corporation registered as a non-diversified, closed-end management investment company under the 1940 Act
Fiscal Year End:
November 30
Investment Advisor: KA Fund Advisors, LLC
Investment Advisory Fee Structure:
1.375% of average total assets(l)	1.250% of average total assets(2)
Net Assets as of November 30, 2022:
$1,448 million	$464 million
Listing of Common Shares:
NYSE: KYN	NYSE: KMF
Investment Objective:
Provide a high after-tax total return with an emphasis on making cash distributions to stockholders	Provide a high level of total return with an emphasis on making cash distributions to stockholders
Fundamental Investment Policies:

Without appropriate approval, KYN may not:

●     Change the investment objective listed above

●     Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments

●     Purchase or sell commodities

●     Borrow money or issue senior securities, except to the extent permitted by the 1940 Act or the SEC

●     Make loans to other persons except (a) through the lending of its portfolio securities, (b) through the purchase of debt obligations, loan participations and/or engaging in direct corporate loans in accordance with its investment objectives and policies, and (c) to the extent the entry into a repurchase agreement is deemed to be a loan (in each case subject to certain exceptions)

●     Act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable securities laws

●     Concentrate its investments in a particular “industry” (other than investments in the Energy Infrastructure Industry and investments in securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities)

Without appropriate approval, KMF may not:

●     Change the investment objective listed above

●     Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments

●     Purchase or sell commodities

●     Borrow money or issue senior securities, except to the extent permitted by the 1940 Act or the SEC

●     Make loans to other persons except (a) through the lending of its portfolio securities, (b) through the purchase of debt obligations, loan participations and/or engaging in direct corporate loans in accordance with its investment objectives and policies, and (c) to the extent the entry into a repurchase agreement is deemed to be a loan (in each case subject to certain exceptions)

●     Act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable securities laws

●     Concentrate its investments in a particular “industry” (other than Energy Companies and investments in securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities)

KYN/Acquirer	KMF/Target

Non-fundamental Investment Policies:

●     Invest at least 80% of total assets in public and private securities of Energy Infrastructure Companies

●     Invest at least 50% of our total assets in publicly traded securities of Energy Infrastructure Companies

●     Under normal market conditions, invest up to 50% of our total assets in unregistered or otherwise restricted securities. The types of unregistered or otherwise restricted securities that we may purchase include common equity, preferred equity, convertible equity and other securities of other public and private companies.

●     Invest up to 15% of our total assets in any single issuer

●     Invest up to 20% of our total assets in debt securities, including below investment grade debt securities rated, at the time of investment, at least B3 by Moody’s, B- by Standard & Poor’s or Fitch, comparably rated by another rating agency or, if unrated, determined by KAFA to be of comparable quality. In addition, up to one-quarter of our permitted investments in debt securities (or up to 5% of our total assets) may be invested in unrated debt securities or debt securities that are rated less than B3/B- of public or private companies

●     May, but are not required to, use derivative investments and engage in short sales to hedge against interest rate and market risks

●     Under normal market conditions, utilize Leverage Instruments in an amount that represents approximately 20% to 25% of total assets(3)

●     Invest at least 80% of our total assets in securities of Energy Companies and Infrastructure Companies

●     Invest in equity securities (e.g., common equity and preferred equity) and convertible securities of Energy Companies and Infrastructure Companies

●     Invest the majority of assets in Energy Companies and Infrastructure Companies that are meaningfully participating in, or benefitting from, the Energy Transition

●     Invest up to but not more than 50% of total assets in unregistered or otherwise restricted securities

●     Invest up to but not more than 30% of total assets in debt securities, including below-investment-grade debt securities

●     Up to but not more than 10% of total assets may be invested in unrated debt securities or below-investment-grade debt securities that are rated less than “B-” (or an equivalent rating)

●     Invest up to but not more than 25% (or such higher amount as permitted by any applicable tax diversification rules) of total assets in equity or debt securities of Qualified Publicly Traded Partnerships

●     Invest up to 15% of total assets in any single issuer.

●     Under normal market conditions, utilize Leverage Instruments in an amount that represents approximately 20% to 25% of total assets(3)

Tax Treatment:

Corporation for federal income tax purposes	RIC for federal income tax purposes

(1)	Upon completion of the Merger, KAFA has agreed to revise its management fee waiver agreement with KYN. The revised fee waiver provides for a management fee of 1.375% on average total assets of the Combined Company as of the closing of the Merger, a fee of 1.250% on average total assets above this amount and up to $4 billion, a fee of 1.125% on average total assets between $4 billion and $6 billion, and a fee of 1.000% on average total assets in excess of $6 billion. In addition, KAFA has agreed to waive an amount of management fees (based on KYN and KMF assets at the closing of the Merger) such that the pro forma, run-rate fees payable to KAFA are equal to the aggregate, run-rate management fees payable had KYN and KMF remained standalone companies. The waiver will last for three years and is estimated to be approximately $0.7 million per year as of November 30, 2022. For the fiscal year ended November 30, 2022, KYN paid management fees at an annual rate of 1.375% of quarterly average total assets. See “— Management — Investment Management Agreement — KYN.”

(2)	For the fiscal year ended November 30, 2022, KMF paid management fees at an annual rate of 1.25% of its monthly average total assets. See “— Management — Investment Management Agreement — KMF.”
(3)	Reflects a decrease in target leverage levels from 25% to 30%. For more information about the recent change in our non-fundamental policy relating to target leverage levels, please see “Notice of Changes to Non-Fundamental Investment Policies.”

Management

Directors and Officers

Each Company’s business and affairs are managed under the direction of its Board of Directors, including supervision of the duties performed by KAFA. Each Company’s Board of Directors currently consists of eight directors, seven of whom are considered to be “Independent Directors” as defined in the 1940 Act. Each Board of Directors elects each Company’s officers, who serve at the Board’s discretion, and are responsible for day-to-day operations.

Investment Adviser

KAFA is each Company’s investment adviser and is registered with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). KAFA also is responsible for managing each Company’s business affairs and providing certain clerical, bookkeeping and other administrative services. KAFA is a Delaware limited liability company. The managing member of KAFA is KACALP, an investment adviser registered with the SEC under the Advisers Act. Kayne Anderson has one general partner, Kayne Anderson Investment Management, Inc., and a number of individual limited partners. Kayne Anderson Investment Management, Inc. is a Nevada corporation controlled by Richard A. Kayne. Kayne Anderson’s predecessor was established as an independent investment advisory firm in 1984.

KAFA’s management of each Company’s portfolio is led by James C. Baker, Jr. and J.C. Frey. Mr. Baker has served as portfolio manager for each Company since November 2017. Mr. Frey has served as a portfolio manager for KYN since its inception in 2004 and for KMF since its inception in 2010. Each portfolio manager is jointly and primarily responsible for the day-to-day management of each Company’s portfolio. The portfolio managers draw on the support of the investment team in Kayne Anderson’s Energy Infrastructure group, as well as the experience and expertise of the Company’s officers and other senior professionals at Kayne Anderson.

Portfolio Management

James C. Baker, Jr. is a Managing Partner of Kayne Anderson and Co-Managing Partner of KAFA. Mr. Baker has served as each Company’s Chief Executive Officer since June 2019 and as Director, President and co-portfolio manager of each Company since November 2017. Mr. Baker has served as Senior Managing Director of KACALP and the KAFA since February 2008; as President of each Company since June 2016; and as Executive Vice President of KYN from June 2008 to June 2016 and of KMF from August 2010 to June 2016. Mr. Baker has also served as President of Kayne Anderson BDC, Inc. (“KABDC”) since February 2021; Chief Executive Officer of KABDC since June 2021; and President and Chief Executive Officer of Kayne DL 2021, Inc. (“KDL”) since December 2021. Prior to joining Kayne Anderson in 2004, Mr. Baker was Director in Planning and Analysis at El Paso Corporation from April 2004 to December 2004. Prior to that, he was a Director in the energy investment banking group at UBS Securities LLC. At UBS, where he focused on securities underwriting and mergers and acquisitions in the energy industry. Prior to joining UBS in 2000, Mr. Baker was an Associate in the energy investment banking group at PaineWebber Incorporated. He earned a BBA degree in Finance from the University of Texas at Austin in 1995 and an MBA degree in Finance from Southern Methodist University in 1997.

J.C. Frey is a Partner and Senior Managing Director for Kayne Anderson and Co-Managing Partner of KAFA. He has served as each Company’s co-portfolio manager since their inception and was each Company’s Assistant Secretary and Assistant Treasurer from June 2004 (KYN) and November 2010 (KMF) to January 2019. He has served as Executive Vice President of KYN since June 2008 and of KMF since inception. Mr. Frey has served as Managing Partner of KACALP since 2004 and Co-Managing Partner of KAFA since 2006. Mr. Frey began investing in MLPs on behalf of Kayne Anderson in 1998 and has served as portfolio manager of Kayne Anderson’s MLP funds since their inception in 2000. Prior to joining Kayne Anderson in 1997, Mr. Frey was a CPA and audit manager in KPMG Peat Marwick’s financial services group, specializing in banking and finance clients and loan securitizations. Mr. Frey graduated from Loyola Marymount University with a BS degree in Accounting in 1990. In 1991, he received a Master’s degree in Taxation from the University of Southern California.

Company Management

Terry A. Hart is a Partner and Senior Managing Director of Kayne Anderson. Mr. Hart serves as KYN and KMF’s Chief Operating Officer and Assistant Secretary (since April 2022) and previously was each Company’s Chief Financial Officer, Treasurer and Assistant Secretary. Prior to joining Kayne Anderson in 2005, Mr. Hart was most recently a senior vice president and controller at Dynegy, Inc. Prior to that, Mr. Hart served as assistant treasurer and director of structured finance. He began his finance and accounting career in 1992 with Illinova Corporation, which was acquired by Dynegy, Inc. in 2000. Mr. Hart earned a B.S. in Accounting from Southern Illinois University in 1991 and an M.B.A. from the University of Illinois in 1999.

A. Colby Parker is an Assistant Treasurer and Controller of Kayne Anderson. Mr. Parker serves as Chief Financial Officer and Treasurer of KYN and KMF (since April 2022) and previously served as Vice President and Assistant Treasurer of KYN and KMF (from June 2020). Prior to joining Kayne Anderson, Mr. Parker was a senior associate in Ernst & Young’s Houston assurance practice where he performed audits of various public and private companies. Mr. Parker earned a B.B.A. in Accounting and a M.S. in Finance from Texas A&M University in 2010 and is a Certified Public Accountant in the State of Texas.

Michael J. O’Neil is the Chief Compliance Officer of Kayne Anderson. Mr. O’Neil serves as KYN and KMF’s Chief Compliance Officer and Secretary. Prior to joining Kayne Anderson, Mr. O’Neil was a compliance officer at BlackRock Inc., where he was responsible for regulatory compliance matters related to trading and portfolio management activities across equity, fixed income and alternative assets. Mr. O’Neil earned a B.A. in International Business and Management from Dickinson College and an M.B.A. from Boston University.

Ron M. Logan, Jr. is a Partner and Senior Managing Director of Kayne Anderson. Mr. Logan serves as Senior Vice President of KYN and KMF. Prior to joining Kayne Anderson in 2006, Mr. Logan was an independent consultant to several leading energy firms. From 2003 to 2005, he served as Senior Vice President of Ferrellgas Inc. with responsibility for the firm’s supply, wholesale, transportation, storage, and risk management activities. Before joining Ferrellgas, Mr. Logan was employed for six years by Dynegy Midstream Services where he was Vice President of the Louisiana Gulf Coast Region and also headed the company’s business development activities. Mr. Logan began his career with Chevron Corporation in 1984, where he held positions of increasing responsibility in marketing, trading and commercial development through 1997. Mr. Logan earned a B.S. degree in Chemical Engineering from Texas A&M University in 1983 and an M.B.A. degree from the University of Chicago in 1994.

Adriana I. Jimenez is a Vice President and Controller of Kayne Anderson. Ms. Jimenez serves as Vice President of KYN and KMF since December 2021. Prior to joining Kayne Anderson in 2009, Ms. Jimenez was a supervisor of corporate reporting for Dynegy Inc. Prior to that, Ms. Jimenez was staff accountant in the international division and corporate division for Universal Compression Inc. Ms. Jimenez earned a B.S. in Business Administration with Management concentration and a minor in Public Relations from John Brown University in 1998 and is a Certified Public Accountant in the state of Texas.

The principal office of KAFA is located at 811 Main Street, 14th Floor, Houston, Texas 77002. KACALP’s principal office is located at 1800 Avenue of the Stars, Third Floor, Los Angeles, California 90067. For additional information concerning KAFA, including a description of the services to be provided by KAFA, see “—Investment Management Agreement.”

Investment Management Agreement

KYN

Pursuant to an investment management agreement between KYN and KAFA, effective for periods commencing on or after December 12, 2006 (the “KYN Investment Management Agreement”), KYN pays a management fee, computed and paid quarterly at an annual rate of 1.375% of its average quarterly total assets less a fee waiver.

Upon completion of the Merger, KAFA has agreed to revise its management fee waiver agreement with KYN to reduce the asset tiers for fee waivers. The initial asset tier for fee waiver will be reset to the pro forma Combined Company management fee total assets as of the closing of the Merger. The revised fee waiver will lower the effective management fee that KYN pays as its assets appreciate. The table below outlines the current and revised management fee waivers assuming the Merger was completed on February 28, 2023:

KYN Asset Tiers for Fee Waiver		Management Fee	Applicable
Current	Revised	Waiver	Management Fee(1)
$0 to $4.0 billion	$0 to $2.4 billion(2)	0.000%	1.375%
$4.0 billion to $6.0 billion	$2.4 billion(2) to $4.0 billion	0.125%	1.250%
$6.0 billion to $8.0 billion	$4.0 billion to $6.0 billion	0.250%	1.125%
Greater than $8.0 billion	Greater than $6.0 billion	0.375%	1.000%

(1)	Represents the management fee, after giving effect to the fee waiver, applicable to the incremental total assets at each tier.
(2)	Initial asset tier for fee waiver of $2.4 billion based on the approximate management fee total asset values at each Company as of February 28, 2023. The actual amount of the first asset tier will be reset to the pro forma Combined Company management fee total asset value as of closing.

In addition to reducing the asset tiers for fee waivers, KAFA has also agreed to waive an amount of management fees (based on KYN and KMF assets at closing of the Merger) such that the pro forma, run-rate fees payable to KAFA are equal to the aggregate, run-rate management fees payable if KYN and KMF had remained standalone companies. The waiver will last for three years and is estimated to be approximately $0.7 million per year based on KYN and KMF assets as of February 28, 2023. The revised asset tiers for fee waivers and the new fee waiver would be effective as of the closing of the Merger and would not be subject to recoupment, either with respect to KYN, KMF or the Combined Company. For the fiscal year ended November 30, 2022, KYN paid management fees at an annual rate of 1.375% of quarterly average total assets.

For purposes of calculating the management fee, the “average total assets” for each quarterly period are determined by averaging the total assets at the last day of that quarter with the total assets at the last day of the prior quarter. KYN’s total assets shall be equal to its average quarterly gross asset value (which includes assets attributable to or proceeds from its use of Leverage Instruments and excludes any deferred tax assets), minus the sum of its accrued and unpaid distribution on any outstanding common stock and accrued and unpaid dividends on any outstanding preferred stock and accrued liabilities (other than liabilities associated with Leverage Instruments issued by us and any accrued taxes). For purposes of determining KYN’s total assets, KYN values derivative instruments based on their current fair market values. Liabilities associated with Leverage Instruments include the principal amount of any Borrowings that KYN issues, the liquidation preference of any outstanding preferred stock, and other liabilities from other forms of borrowing or leverage such as short positions and put or call options held or written by KYN.

In addition to KAFA’s management fee, KYN pays all other costs and expenses of our operations, such as compensation of its directors (other than those employed by Kayne Anderson), custodian, transfer agency, administrative, accounting and distribution expenses, legal fees, borrowing or leverage expenses, marketing, advertising and public/investor relations expenses, expenses of independent auditors, expenses of personnel including those who are affiliates of Kayne Anderson reasonably incurred in connection with arranging or structuring portfolio transactions for KYN, expenses of repurchasing KYN’s securities, expenses of preparing, printing and distributing stockholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

The KYN Investment Management Agreement and related fee waiver agreement has a current term through April 30, 2024 and will continue in effect from year to year so long as its continuation is approved at least annually by KYN’s Board of Directors including a majority of Independent Directors or by the vote of a “majority of our outstanding voting securities” (as such term is defined under the 1940 Act). The Investment Management Agreement may be terminated at any time without the payment of any penalty upon 60 days’ written notice by either party, or by action of the Board of Directors or by a vote of a majority of KYN’s outstanding voting securities, accompanied by appropriate notice. It also provides that it will automatically terminate in the event of its assignment, within the meaning of the 1940 Act. This means that an assignment of the KYN Investment Management Agreement to an affiliate of Kayne Anderson would normally not cause a termination of the KYN Investment Management Agreement.

Because KAFA’s fee is based upon a percentage of KYN’s total assets, KAFA’s fee will be higher to the extent KYN employs financial leverage. As noted, KYN has issued Leverage Instruments in a combined amount equal to approximately 22% of its total assets as of February 28, 2023. A discussion regarding the basis of the KYN Board of Directors’ decision to approve the continuation of the KYN Investment Management Agreement will be available in KYN’s May 31, 2023 Semi-Annual Report to Stockholders.

KMF

Pursuant to an investment management agreement (the “KMF Investment Management Agreement”) between KMF and KAFA, KMF pays a management fee, computed and paid monthly at an annual rate of 1.25% of its average total assets.

For the fiscal year ended November 30, 2022, KMF paid management fees at an annual rate of 1.25% of its monthly average total assets.

For purposes of calculating the management fee, the “average total assets” for each monthly period are determined by averaging the total assets at the last day of that month with the total assets at the last day of the prior month. KMF’s total assets shall be equal to its average monthly gross asset value (which includes assets attributable to or proceeds from its use of Leverage Instruments), minus the sum of its accrued and unpaid distribution on any outstanding common stock and accrued and unpaid dividends on any outstanding preferred stock and accrued liabilities (other than liabilities associated with Leverage Instruments issued). For purposes of determining KMF’s total assets, KMF values derivative instruments based on their current fair market values. Liabilities associated with Leverage Instruments include the principal amount of any Borrowings that KMF issues, the liquidation preference of any outstanding preferred stock, and other liabilities from other forms of borrowing or leverage such as short positions and put or call options held or written by KMF.

In addition to KAFA’s management fee, KMF pays all other costs and expenses of its operations, such as compensation of its directors (other than those employed by Kayne Anderson), custodian, transfer agency, administrative, accounting and distribution expenses, legal fees, borrowing or leverage expenses, marketing, advertising and public/investor relations expenses, expenses of independent auditors, expenses of personnel including those who are affiliates of Kayne Anderson reasonably incurred in connection with arranging or structuring portfolio transactions for KMF, expenses of repurchasing KMF’s securities, expenses of preparing, printing and distributing stockholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

The KMF Investment Management Agreement has a current term through April 30, 2024 and will continue in effect from year to year so long as its continuation is approved at least annually by KMF’s Board of Directors including a majority of Independent Directors or by the vote of a majority of our outstanding voting securities. The Investment Management Agreement may be terminated at any time without the payment of any penalty upon 60 days’ written notice by either party, or by action of the Board of Directors or by a vote of a majority of KMF’s outstanding voting securities, accompanied by appropriate notice. It also provides that it will automatically terminate in the event of its assignment, within the meaning of the 1940 Act. This means that an assignment of the KMF Investment Management Agreement to an affiliate of Kayne Anderson would normally not cause a termination of the KMF Investment Management Agreement.

Because KAFA’s fee is based upon a percentage of KMF’s total assets, KAFA’s fee will be higher to the extent KMF employs financial leverage. KMF has issued Leverage Instruments in a combined amount equal to approximately 23% of its total assets as of February 28, 2023. If the Merger is not consummated and KMF continues as a standalone Company, it is expected that KAFA would continue in its role. A discussion regarding the basis of the KMF Board of Directors’ decision to approve the continuation of the KMF Investment Management Agreement will be available in KMF’s May 31, 2023 Semi-Annual Report to Stockholders.

Control Persons

As of February 28, 2023, there were no persons who owned more than 25% of KYN’s or KMF’s outstanding voting securities, and we believe no person should be deemed to control KYN or KMF, as such term is defined in the 1940 Act.

Based on statements publicly filed with the SEC, as of February 28, 2023, one person beneficially owned more than 5% of KYN’s outstanding common stock and two persons beneficially owned more than 5% of KMF’s .outstanding common stock. As of February 28, 2023, KYN and KMF are aware of five and four persons, respectively, each of whom beneficially owns more than 5% of each Company’s outstanding preferred stock.

	KYN		KMF
Name of Beneficial Owner of Common Stock	Number of Shares	Percent of Class(1)	Number of Shares	Percent of Class(2)

Cetera Advisor Networks LLC 200 N Sepulveda Blvd, Suite 1300 El Segundo, California 90245	6,970,480	5.1%	—	*
Saba Capital Management 405 Lexington Avenue, 58th Floor New York, NY 10174	307,925	*	4,541,503	9.6%
Raymond James & Associates, Inc. 880 Carillon Parkway St. Petersburg, FL 33716	926,984	*	3,150,472	6.7%

*	Less than 1% of class.

(1)	Based on 136,131,530 shares outstanding as of February 28, 2023.
(2)	Based on 47,197,462 shares outstanding as of February 28, 2023.

Preferred Stock
	KYN		KMF
Name of Owner of Preferred Stock	Number of Shares	Percent of Class(1)	Number of Shares	Percent of Class(2)
All Directors & Executive Officers as a Group (13 persons)	—	—	—	—
MetLife Investment Management, LLC One MetLife Way Whippany, New Jersey 07981	824,000	18.5%	440,000	26.5%
Voya Investment Management LLC 5780 Powers Ferry Rd NW, Suite 300 Atlanta, GA 30327-4347	728,047	16.3%	—	—
Thrivent Financial for Lutherans 901 Marquette Avenue, Suite 2500 Minneapolis, Minnesota 55402	680,000	15.2%	—	—
Principal Global Investors, LLC 711 High Street Des Moines, IA 50392	646,973	14.5%	280,000	16.9%
The Guardian Life Insurance Company of America 10 Hudson Yards New York, NY 10001	440,000	9.9%	—	—
Mutual of Omaha 3300 Mutual of Omaha Plaza Omaha, NE 68175-1011	201,610	4.5%	599,657	36.1%
Lincoln National Life Insurance Company 1301 South Harrison Street Fort Wayne, IN, 46802	—	—	280,000	16.9%

*	Less than 1% of class.
(1)	Based on 4,464,117 shares outstanding as of February 28, 2023.
(2)	Based on 1,659,657 shares outstanding as of February 28, 2023.

Capitalization

The table below sets forth the capitalization of KYN and KMF as of November 30, 2022, and the pro forma capitalization of the Combined Company as if the Merger had occurred on that date. The information presented in the table is for informational purposes only. If the Merger is consummated, the actual capitalization is likely to be different on the closing date of the transaction as a result of trading activity and changes in net asset value.

	As of November 30, 2022
	KYN/Acquirer	KMF/Target	Pro Forma Combined KYN
	($ in thousands, except per share data)
Cash and Cash Equivalents	$2,282	$6,343	$6,780
Credit Facility/Term Loan(1)	50,000	—	50,000
Notes	260,789	80,091	340,880
Mandatory Redeemable Preferred Stock(2):
Series R MRP Shares, $0.001 par value per share, liquidation preference $25.00 per share (1,673,119 shares issued and outstanding, 1,673,119 shares authorized)	41,828	—	41,828
Series S MRP Shares, $0.001 par value per share, liquidation preference $25.00 per share (1,990,998 shares issued and outstanding, 1,990,998 authorized)	49,775	—	49,775
Series T MRP Shares, $0.001 par value per share, liquidation preference $25.00 per share (800,000 shares issued and outstanding, 800,000 authorized)	20,000	—	20,000
Series H MRP Shares, $0.001 par value per share, liquidation preference $25.00 per share (379,657 shares issued and outstanding, 379,657 authorized)	—	9,491	—
Series I MRP Shares, $0.001 par value per share, liquidation preference $25.00 per share (800,000 shares issued and outstanding, 800,000 authorized)	—	20,000	—
Series J MRP Shares, $0.001 par value per share, liquidation preference $25.00 per share (480,000 shares issued and outstanding, 480,000 authorized)	—	12,000	—
Series U MRP Shares, $0.001 par value per share, liquidation preference $25.00 per share (379,657 shares issued and outstanding, 379,657 authorized)	—	—	9,491
Series V MRP Shares, $0.001 par value per share, liquidation preference $25.00 per share (800,000 shares issued and outstanding, 800,000 authorized)	—	—	20,000
Series W MRP Shares, $0.001 par value per share, liquidation preference $25.00 per share (480,000 shares issued and outstanding, 480,000 authorized)	—	—	12,000
Common Stockholders’ Equity:
Common stock, $0.001 par value per share (195,535,883 KYN shares, 198,340,343 KMF shares and 193,876,226 Combined Company shares authorized; 136,131,530 KYN shares, 47,197,462 KMF shares and 173,497,529 Combined Company shares issued and outstanding)(2)(3)	$136	$47	$183
Paid-in capital(3)	1,903,057	765,845	2,602,856
Total distributable earnings (loss)(4)	(455,171)	(302,272)	(759,288)
Net assets applicable to common stockholders	$1,448,022	$463,620	$1,843,751
Shares of common stock outstanding	136,131,530	47,197,462	173,157,584
Net asset value per share	$10.64	$9.82	$10.65

(1)	As of November 30, 2022, KYN had a $200,000 unsecured revolving credit facility (“KYN Credit Facility). As of November 30, 2022, KYN did not have any borrowings outstanding under its KYN Credit Facility. As of November 30, 2022, KYN had $50,000 drawn on its unsecured term loan. As of November 30, 2022, KMF had a $50,000 unsecured revolving credit facility (“KMF Credit Facility”) and a $20,000 unsecured revolving credit facility (“KMF Bank Facility”). As of November 30, 2022, KMF did not have any borrowings outstanding under the KMF Credit Facility or the KMF Bank Facility. The pro forma Combined Company assumes the termination of the KMF Credit Facility and KMF Bank Facility.
(2)	Neither KYN nor KMF holds any of its common stock or preferred stock for its own account.
(3)	Reflects the capitalization adjustments giving the effect of the transfer of shares of KYN which KMF stockholders will receive as if the Merger had taken place on November 30, 2022 based on relative net asset values as of November 30, 2022 and pro forma for the effects of the Cash Consideration (assuming the maximum aggregate amount of Cash Consideration is elected and that the Cash Consideration is funded from sales of securities). As of November 30, 2022, KYN’s NAV per share was $10.64 and KMF’s NAV per share was $9.82. Based on these values, holders of KMF shares would be issued approximately 37 million KYN shares. Pro forma for the Merger, the Combined Company would have 173,157,584 shares issued and outstanding ($0.001 par value per share). Costs related to the Merger, borne by KYN and KMF are currently estimated to be approximately $1,845 or 0.1% of pro forma Combined Company net assets, which equates to $900 for KYN and $900 for KMF as of November 30, 2022. The estimated Merger costs are primarily related to out of pocket legal and proxy solicitation expenses.

Automatic Dividend Reinvestment Plan

This section relates to KYN and its Automatic Dividend Reinvestment Plan (other parts of this document relate to both KYN and KMF). Accordingly, references to “we” “us,” “our” or “the Company” in this section are references to KYN.

We have adopted a Dividend Reinvestment Plan (the “Plan”) that provides that, unless you elect to receive your dividends or distributions in cash, they will be automatically reinvested by the Plan Administrator, American Stock Transfer & Trust Company, in additional shares of our common stock. If you elect to receive your dividends or distributions in cash, you will receive them in cash paid by check mailed directly to you by the Plan Administrator.

No action is required on the part of a registered stockholder to have their cash distribution reinvested in shares of our common stock. Unless you or your brokerage firm decides to opt out of the Plan, the number of shares of common stock you will receive will be determined as follows:

1.	The number of shares to be issued to a stockholder shall be based on share price equal to 95% of the closing price of our common stock one day prior to the dividend payment date.

2.	Our Board of Directors may, in its sole discretion, instruct us to purchase shares of our common stock in the open market in connection with the implementation of the Plan as follows: if our common stock is trading below net asset value at the time of valuation, upon notice from us, the Plan Administrator will receive the dividend or distribution in cash and will purchase common stock in the open market, on the NYSE or elsewhere, for the participants’ accounts, except that the Plan Administrator will endeavor to terminate purchases in the open market and cause us to issue the remaining shares if, following the commencement of the purchases, the market value of the shares, including brokerage commissions, exceeds the net asset value at the time of valuation. Provided the Plan Administrator can terminate purchases on the open market, the remaining shares will be issued by us at a price equal to the greater of (i) the net asset value at the time of valuation or (ii) 95% of the then current market price. It is possible that the average purchase price per share paid by the Plan Administrator may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid entirely in common stock issued by us.

You may withdraw from the Plan at any time by giving written notice to the Plan Administrator, or by telephone in accordance with such reasonable requirements as we and the Plan Administrator may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fractional shares in your account. If you wish, the Plan Administrator will sell your shares and send the proceeds to you, less brokerage commissions. The Plan Administrator is authorized to deduct a $15 transaction fee plus a $0.10 per share brokerage commission from the proceeds.

The Plan Administrator maintains all common stockholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common stock in your account will be held by the Plan Administrator in non-certificated form. The Plan Administrator will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to us. Any proxy you receive will include all common stock you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in common stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Administrator when it makes open market purchases.

Automatically reinvesting dividends and distributions does not avoid a taxable event or the requirement to pay income taxes due upon the receipt of dividends and distributions, even though you have not received any cash with which to pay the resulting tax.

If you hold your common stock with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any distribution reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

The Plan Administrator’s fees under the Plan will be borne by us. There is no direct service charge to participants in the Plan; however, we reserve the right to amend or terminate the Plan, including amending the Plan to include a service charge payable by the participants, if in the judgment of the Board of Directors the change is warranted. Any amendment to the Plan, except amendments necessary or appropriate to comply with applicable law or the rules and policies of the SEC or any other regulatory authority, require us to provide at least 30 days written notice to each participant. Additional information about the Plan may be obtained from American Stock Transfer & Trust Company at 6201 15th Avenue, Brooklyn, New York 11219.

Governing Law

Each Company is organized as a corporation under the laws of the State of Maryland. KYN was formed in June 2004 and began investment activities in September 2004 after its initial public offering. KMF was formed in August 2010 and began investment activities in November 2010 after its initial public offering.

Each Company is also subject to federal securities laws, including the 1940 Act and the rules and regulations promulgated by the SEC thereunder, and applicable state securities laws. Each Company is registered as a non-diversified, closed-end management investment company under the 1940 Act.

Description of Securities

This section contains a Description of Securities issued (or to be issued) by KYN (other parts of this document relate to both KYN and KMF). Accordingly, references to “we” “us,” “our” or “the Company” in this section are references to KYN.

The following description is based on relevant portions of the Maryland General Corporation Law and on our Charter and Bylaws. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our Charter and Bylaws for a more detailed description of the provisions summarized below. In addition, the description of our common stock and preferred stock also generally describe the outstanding common stock and preferred stock of KMF (including the KMF MRP Shares that will be replaced with new KYN MRP Shares of KYN in the Merger).

Common Stock

General

As of November 30, 2022, KYN had 136,131,530 shares of common stock issued and outstanding (out of an authorized total of 195,535,883). Shares of KYN’s common stock are listed on the New York Stock Exchange under the symbol “KYN.”

As of November 30, 2022, KMF had 47,197,462 shares of common stock issued and outstanding (out of an authorized total of 198,340,343). Shares of KMF’s common stock are listed on the New York Stock Exchange under the symbol “KMF.”

As of November 30, 2022, neither KYN nor KMF held any of its common stock or preferred stock for its own account.

All common stock offered pursuant to this joint proxy statement/prospectus will be, upon issuance, duly authorized, fully paid and nonassessable. All common stock offered pursuant to this joint proxy statement/prospectus will be of the same class and will have identical rights, as described below. Holders of shares of common stock are entitled to receive distributions when, as and if authorized by the Board of Directors and declared by us out of assets legally available for the payment of distributions. Holders of common stock have no preference, conversion, exchange, sinking fund, redemption or appraisal rights and have no preemptive rights to subscribe for any of our securities. Shares of common stock are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. All shares of common stock have equal earnings, assets, distribution, liquidation and other rights.

Distributions

Distributions may be paid to the holders of our common stock if, as and when authorized by our Board of Directors and declared by us out of funds legally available therefor.

The distribution rate on our common stock will likely vary from period to period depending on factors including the following:

●	market conditions;
●	the timing of our investments in portfolio securities;
●	the securities comprising our portfolio;
●	changes in interest rates (including changes in the relationship between short-term rates and long-term rates);
●	the amount and timing of the use of borrowings and other leverage by us;
●	the effects of leverage on our common stock (discussed under “— Effects of Leverage”);
●	the timing of the investment of offering proceeds and leverage proceeds in portfolio securities; and
●	our net assets and operating expenses.

Consequently, we cannot guarantee any particular distribution rate on our common stock, and the distribution rate for any given period is not an indication or representation of future distribution rate on the common stock.

Limitations on Distributions

So long as our MRP Shares are outstanding, holders of common stock or other shares of stock, if any, ranking junior to our MRP Shares as to dividends or upon liquidation will not be entitled to receive any distributions from us unless (1) we have declared and paid all accumulated dividends due on the MRP Shares on or prior to the date of such distribution; (2) we have redeemed the full number of MRP Shares required to be redeemed by any provision for mandatory redemption contained in the articles supplementary of such MRP Shares; (3) our asset coverage (as defined in the 1940 Act) with respect to outstanding debt securities and preferred stock would be at least 225%; and (4) the assets in our portfolio have a value, discounted in accordance with guidelines set forth by each applicable rating agency, at least equal to the basic maintenance amount required by such rating agency under its specific rating agency guidelines, in each case, after giving effect to distributions. In determining whether a distribution may be made to holders of common stock under Maryland law, amounts that would be needed, if the Company were to be dissolved, to satisfy the liquidation preference of the MRP Shares will not be added to the Company’s total liabilities.

So long as senior securities representing indebtedness, including the Notes, are outstanding, holders of shares of common stock will not be entitled to receive any distributions from us unless (1) there is no event of default existing under the terms of our Borrowings, including the Notes, (2) our asset coverage (as defined in the 1940 Act) with respect to any outstanding senior securities representing indebtedness would be at least 300% and (3) the assets in our portfolio have a value, discounted in accordance with guidelines set forth by each applicable rating agency, at least equal to the basic maintenance amount required by such rating agency under its specific rating agency guidelines, in each case, after giving effect to such distribution.

Liquidation Rights

Common stockholders are entitled to share ratably in our assets legally available for distribution to stockholders in the event of liquidation, dissolution or winding up, after payment of or adequate provision for all known debts and liabilities, including any outstanding debt securities or other borrowings and any interest thereon. These rights are subject to the preferential rights of any other class or series of our stock, including the MRP Shares. The rights of common stockholders upon liquidation, dissolution or winding up are subordinated to the rights of holders of outstanding Notes and the MRP Shares.

Voting Rights

Each outstanding share of common stock entitles the holder to one vote on all matters submitted to a vote of the common stockholders, including the election of directors. The presence of the holders of shares of stock entitled to cast a majority of all the votes entitled to be cast shall constitute a quorum at a meeting of stockholders. Our Charter provides that, except as otherwise provided in the Bylaws, directors shall be elected by the affirmative vote of the holders of a majority of the shares of stock outstanding and entitled to vote thereon. There is no cumulative voting in the election of directors. Consequently, at each annual meeting of stockholders, the holders of a majority of the outstanding shares of stock entitled to vote will be able to elect all of the successors of the class of directors whose terms expire at that meeting, except that holders of preferred stock, as a class, have the right to elect two directors at all times. Pursuant to our Charter and Bylaws, the Board of Directors may amend the Bylaws to alter the vote required to elect directors.

Under the rules of the NYSE applicable to listed companies, we normally will be required to hold an annual meeting of stockholders in each fiscal year. If we are converted into an open-end company or if for any reason our common stock is no longer listed on the NYSE (or any other national securities exchange the rules of which require annual meetings of stockholders), we may amend our Bylaws so that we are not otherwise required to hold annual meetings of stockholders.

Issuance of Additional Shares

The provisions of the 1940 Act generally require that the public offering price of common stock of a closed-end investment company (less underwriting commissions and discounts) must equal or exceed the NAV of such company’s common stock (calculated within 48 hours of pricing), unless such sale is made with the consent of a majority of the company’s outstanding common stockholders. Any sale of common stock by us will be subject to the requirement of the 1940 Act.

Preferred Stock

In addition to our currently outstanding preferred stock, this section includes a brief description of the terms of the KYN MRP Shares to be issued in the Merger, as if such shares had been outstanding as of the relevant dates. The terms of the KYN MRP Shares will be substantially identical, as of the time of the exchange, to the outstanding KMF MRP Shares for which they are exchanged.

General

The table below sets forth the key terms of each series of KYN’s outstanding MRP Shares as of November 30, 2022, including the KYN Series U MRP Shares, KYN Series V MRP Shares and KYN Series W MRP shares to be issued in exchange for the KMF Series H MRP Shares, KMF Series I MRP Shares and KMF Series J MRP Shares, respectively, in connection with the Merger:

Series	Shares Outstanding(1)	Liquidation Value ($ in millions)	Dividend Rate	Mandatory Redemption Date
R	1,673,119	42	3.38%	February 2027
S	1,990,998	50	3.60%	February 2030
T	800,000	20	5.07%	August 2032
U	379,657	9	4.07%	December 2024
V	800,000	20	Floating (2)	June 2026
W	480,000	12	2.44%	September 2026
	6,123,774	$153

(1)	Each share has a liquidation preference of $25.00.

(2)	Three month LIBOR plus 1.75%

In this section, we collectively refer to our outstanding preferred stock, together with the KYN MRP Shares, as the “MRP Shares.”

Preference

Our preferred stock (including the MRP Shares) ranks junior to our debt securities (including the Notes), and senior to all common stock. Under the 1940 Act, we may only issue one class of senior equity securities (preferred stock), and we are not permitted to issue preferred stock unless immediately after such issuance the value of our total assets less all liabilities and indebtedness not represented by senior securities is at least 200% of the sum of the liquidation value of the outstanding preferred stock plus the aggregate amount of senior securities representing indebtedness. So long as any MRP Shares are outstanding, additional issuances of preferred stock must be considered to be of the same class as any MRP Shares under the 1940 Act and interpretations thereunder and must rank on a parity with the MRP Shares with respect to the payment of dividends or the distribution of assets upon our liquidation or winding up (“Parity Shares”). Pursuant to the terms of our MRP Shares, we may issue Parity Shares if, upon issuance we meet the asset coverage test of at least 225%. The MRP Shares shall have the benefit of any rights substantially similar to certain mandatory redemption and voting provisions in the articles supplementary for the Parity Shares which are additional or more beneficial than the rights of the holders of the MRP Shares. Such rights incorporated by reference into the articles supplementary for each series of MRP Shares shall be terminated when and if terminated with respect to the other Parity Shares and shall be amended and modified concurrently with any amendment or modification of such other Parity Shares.

Dividends and Dividend Periods

General. Holders of the MRP Shares will be entitled to receive cash dividends, when, as and if authorized by the Board of Directors and declared by us, out of funds legally available therefor, on the initial dividend payment date with respect to the initial dividend period and, thereafter, on each dividend payment date with respect to a subsequent dividend period at the rate per annum (the “Dividend Rate”) equal to the applicable rate (or the default rate) for each dividend period. The applicable rate is computed on the basis of a 360 day year. Dividends so declared and payable shall be paid to the extent permitted under Maryland law and to the extent available and in preference to and priority over any distributions declared and payable on our common stock.

Payment of Dividends, Dividend Periods and Dividend Rate. Dividends on the MRP Shares will be payable quarterly. Dividend periods for each series of the MRP Shares will end on the last day of each February, May, August and November. Dividends will be paid on the first business day following the last day of each dividend period and upon redemption of such series of the MRP Shares. The table below sets forth applicable rate (per annum for fixed rate) for each series of MRP Shares which may be adjusted upon a change in the credit rating of such series of MRP Shares.

Series	Dividend Rate
R	3.38%
S	3.60%
T	5.07%
U	4.07%
V	3-month LIBOR+ 1.75%
W	2.44%

Adjustment to MRP Shares Dividend Rate—Ratings. So long as each series of MRP Shares are rated on any date no less than the equivalent of “A” by Fitch or some other rating agency, then the Dividend Rate will be equal to the applicable rate for such series of MRP Shares. If the lowest credit rating assigned on any date to the then outstanding MRP Shares is equal to one of the ratings set forth in the table below, the Dividend Rate applicable to such outstanding MRP Shares for such date will be adjusted by adding the respective enhanced dividend amount (which shall not be cumulative) set opposite such rating to the applicable rate.

Fitch	Enhanced Dividend Amount
“A-”	0.5%
“BBB+” to “BBB-”	2.0%
“BB+” and lower	4.0%

If no rating agency is rating our MRP Shares, the Dividend Rate (so long as no rating exists) applicable to such series of MRP Shares for such date shall be the rate equal to the applicable rate plus 4.0%, unless the Dividend Rate is the default rate (namely, the applicable rate in effect on such calendar day, without adjustment for any credit rating change on such MRP Shares, plus 5% per annum), in which case the Dividend Rate shall remain the default rate.

Default Rate—Default Period. The Dividend Rate will be the default rate in the following circumstances. Subject to the cure provisions below, a “Default Period” with respect to MRP Shares will commence on a date we fail to (i) pay directly the full amount of any dividends on the MRP Shares payable on the dividend payment date (a “Dividend Default”) or (ii) pay directly, or deposit irrevocably in trust in same-day funds with the paying agent by 1:00 p.m., New York City time, the full amount of any redemption price payable on a mandatory redemption date (a “Redemption Default”).

In the case of a Dividend Default, the Dividend Rate for each day during the Default Period will be equal to the default rate. The “default rate” for any calendar day shall be equal to the applicable rate in effect on such day (without adjustment for any credit rating change on such series of MRP Shares) plus five percent (5%) per annum. Subject to the cure period discussed in the following paragraph, a default period with respect to a Dividend Default or a Redemption Default shall end on the business day on which by 12:00 noon, New York City time, all unpaid dividends and any unpaid redemption price shall have directly paid.

No Default Period with respect to a Dividend Default or Redemption Default (if such default is not solely due to our willful failure) will be deemed to commence if the amount of any dividend or any redemption price due is within three business days (the “Default Rate Cure Period”) after the applicable dividend payment date or redemption date, together with an amount equal to the default rate applied to the amount of such non-payment based on the actual number of days within the Default Rate Cure Period divided by 360.

Upon failure to pay dividends for two years or more, the holders of MRP Shares will acquire certain additional voting rights. See “— Voting Rights.” Such rights shall be the exclusive remedy of the holders of MRP Shares upon any failure to pay dividends on the MRP Shares.

Distributions. Distributions declared and payable shall be paid to the extent permitted under Maryland law and to the extent available and in preference to and priority over any distribution declared and payable on the common stock or any other junior securities. If the cash distributions received from the MLPs in our portfolio exceed the earnings and profits associated with owning such MLPs, it is possible that a portion of a distribution payable on our preferred stock will be paid from sources other than our current or accumulated earnings and profits. The portion of such distribution which exceeds our current or accumulated earnings and profits would be treated as a return of capital to the extent of the stockholder’s basis in our preferred stock, then as capital gain.

Redemption

Term Redemption. We are required to redeem all of the Series R MRP Shares on February 11, 2027, all of the Series S MRP Shares on February 11, 2030, all of the Series T MRP Shares on August 2, 2032, all of the Series U MRP Shares on December 1, 2024, all of the Series V MRP Shares on June 1, 2026 and all of the Series W MRP Shares on September 1, 2026 (each such date, a “Term Redemption Date”).

Optional Redemption. To the extent permitted under the 1940 Act and Maryland law, we may, at our option, redeem the MRP Shares, in whole or in part, out of funds legally available therefor, at any time and from time to time, upon not less than 20 calendar days nor more than 40 calendar days prior notice. The optional redemption price per MRP Share shall be the $25.00 per share (the “Liquidation Preference Amount”) plus accumulated but unpaid dividends and distributions on such series of MRP Shares (whether or not earned or declared by us) to, but excluding, the date fixed for redemption, plus an amount determined in accordance with the applicable articles supplementary for each such series of MRP Shares which compensates the holders of such series of MRP Shares for certain losses resulting from the early redemption of such series of MRP Shares (the “Make-Whole Amount”). Notwithstanding the foregoing, we may, at our option, redeem the MRP Shares within 180 days (60 days in the case of the Series R MRP Shares) prior to the applicable Term Redemption Date for such series of MRP Shares, at the Liquidation Preference Amount plus accumulated but unpaid dividends and distributions thereon (whether or not earned or declared by us but excluding interest thereon) to, but excluding, the date fixed for redemption. We shall not give notice of or effect any optional redemption unless (in the case of any partial redemption of a series of MRP Shares) on the date of such notice and on the date fixed for the redemption, the asset coverage with respect to outstanding debt securities and preferred stock is greater than or equal to 225% immediately subsequent to such redemption, if such redemption were to occur on such date.

In addition to the rights to optionally redeem the MRP Shares described above, if the asset coverage with respect to outstanding debt securities and preferred stock is less than or equal to 235%, for any five business days within a ten business day period determined in accordance with the terms of the articles supplementary for such series of MRP Shares, we, upon notice (as provided below) of not less than 12 days, nor more than 40 days’ notice in any case, may redeem such series of MRP Shares at the Liquidation Preference Amount plus accumulated but unpaid dividends and distributions thereon (whether or not earned or declared) to, but excluding, the date fixed for redemption, plus a redemption amount equal to 2% of the liquidation preference amount. The amount of the MRP Shares that may be so redeemed shall not exceed an amount of such series of MRP Shares which results in an asset coverage of more than 250% pro forma for such redemption.

Mandatory Redemption. If, while any MRP Shares are outstanding, we fail to satisfy the asset coverage test as of any valuation date or fail to maintain compliance with the Level 3 Asset Test (as defined in our MRP Shares agreements) on the date of entering into an agreement to make an investment in any Level 3 Asset, and such failure is not cured as of the close of business on the date that is 30 days from such business day (any such day, an “Asset Coverage Cure Date”), the MRP Shares will be subject to mandatory redemption out of funds legally available therefor at the Liquidation Preference Amount plus accumulated but unpaid dividends and distributions thereon (whether or not earned or declared by us, but excluding interest thereon) to, but excluding, the date fixed for redemption, plus a redemption amount equal to 1% of the Liquidation Preference Amount.

The number of MRP Shares to be redeemed under these circumstances will be equal to the product of (1) the quotient of the number of outstanding MRP Shares of each series divided by the aggregate number of outstanding shares of preferred stock (including the MRP Shares) which have an asset coverage test greater than or equal to 225% times (2) the minimum number of outstanding shares of preferred stock (including the MRP Shares) the redemption of which, would result in us satisfying the asset coverage test as of the Asset Coverage Cure Date, as applicable (provided that, if there is no such number of MRP Shares of such series the redemption of which would have such result, we shall, subject to certain limitation set forth in the next paragraph, redeem all MRP Shares of such series then outstanding).

We are required to effect such mandatory redemptions not later than 40 days after the Asset Coverage Cure Date, except (1) if we do not have funds legally available for the redemption of, or (2) such redemption is not permitted under our credit facility, any agreement or instrument consented to or agreed to by the applicable preferred stock holders pursuant to the applicable articles supplementary or the note purchase agreements relating to the Notes to redeem or (3) if we are not otherwise legally permitted to redeem the number of MRP Shares which we would be required to redeem under the articles supplementary of such series of MRP Shares if sufficient funds were available, together with shares of other preferred stock which are subject to mandatory redemption under provisions similar to those contained in the articles supplementary for such series of MRP Shares, we shall redeem those MRP Shares, and any other preferred stock which we were unable to redeem, on the earliest practical date on which we will have such funds available, and we are otherwise not prohibited from redeeming pursuant to the credit facility or the note purchase agreements relating to the Notes or other applicable laws. In addition, our ability to make a mandatory redemption may be limited by the provisions of the 1940 Act or Maryland law.

If fewer than all of the outstanding shares of a series of MRP Shares are to be redeemed in an optional or mandatory redemption, we shall allocate the number of shares required to be redeemed pro rata among the holders of such series of MRP Shares in proportion to the number of shares they hold.

Excise Tax. On August 16, 2022, President Biden signed into law the Inflation Reduction Act (the “IRA”), which, among other things, imposes a 1% excise tax on the fair market value of stock repurchased by “covered corporations” beginning in 2023, with certain exceptions. Such excise tax is imposed on the repurchasing corporation itself, not its stockholders from which the stock is repurchased. Because we are a Maryland corporation and our securities are trading on the NYSE, we are a “covered corporation” for this purpose. The amount of such excise tax is generally 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the excise tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. In addition, certain exceptions apply to the excise tax. Pending further guidance from the U.S. Department of the Treasury, it remains uncertain whether, and/or to what extent, the excise tax could apply to any redemptions of our MRP Shares.

Limitations on Distributions

So long as we have senior securities representing indebtedness and Notes outstanding, holders of preferred stock will not be entitled to receive any distributions from us unless (1) asset coverage (as defined in the 1940 Act) with respect to outstanding debt securities and preferred stock would be at least 225%, after giving effect to such distributions, (2) full cumulative dividends on the MRP Shares due on or prior to the date of such distribution have been declared and paid, and (3) we have redeemed the full number of MRP Shares required to be redeemed by any provision for mandatory redemption applicable to the MRP Shares, and (4) there is no event of default or default under the terms of our senior securities representing indebtedness or Notes.

Liquidation Rights

In the event of any liquidation, dissolution or winding up, the holders of MRP Shares then outstanding, together with the holders of any other shares of preferred stock ranking in parity with the MRP Shares would be entitled to receive a preferential liquidating distribution, which is expected to equal the liquidation preference per share plus accumulated and unpaid dividends, whether or not earned or declared, but without interest, before any distribution of assets is made to holders of common stock. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of preferred stock will not be entitled to any further participation in any distribution of our assets. If, upon any such liquidation, dissolution or winding up of our affairs, whether voluntary or involuntary, our assets available for distribution among the holders of all outstanding preferred stock shall be insufficient to permit the payment in full to such holders of the amounts to which they are entitled, then available assets shall be distributed among the holders of all outstanding preferred stock ratably in that distribution of assets according to the respective amounts which would be payable on all such shares if all amounts thereon were paid in full. Preferred stock ranks junior to our debt securities upon our liquidation, dissolution or winding up of our affairs.

Voting Rights

Except as otherwise indicated in our Charter or Bylaws, or as otherwise required by applicable law, holders of preferred stock have one vote per share and vote together with holders of common stock as a single class.

The 1940 Act requires that the holders of any preferred stock, voting separately as a single class, have the right to elect at least two directors at all times. The remaining directors will be elected by holders of common stock and preferred stock, voting together as a single class. In addition, the holders of any shares of preferred stock have the right to elect a majority of the directors at any time two years’ accumulated dividends on any preferred stock are unpaid. The 1940 Act also requires that, in addition to any approval by stockholders that might otherwise be required, the approval of the holders of a majority of shares of any outstanding preferred stock, voting separately as a class, would be required to (i) adopt any plan of reorganization that would adversely affect the preferred stock, and (ii) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in our subclassification as a closed-end investment company or changes in our fundamental investment restrictions. See “Certain Provisions of the Maryland General Corporation Law and our Charter and Bylaws.” As a result of these voting rights, our ability to take any such actions may be impeded to the extent that any shares of our preferred stock are outstanding.

The affirmative vote of the holders of a majority of the outstanding preferred stock determined with reference to a 1940 Act Majority, voting as a separate class, will be required to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares or any action requiring a vote of our security holders under Section 13(a) of the 1940 Act. The affirmative vote of the holders of the 1940 Act Majority (as defined in our Charter) of the outstanding preferred stock, voting as a separate class will be required (1) to amend, alter or repeal any of the preferences, rights or powers of holders of our preferred stock so as to affect materially and adversely such preferences, rights or powers, and (2) to approve the creation, authorization or issuance of shares of any class of stock (or the issuance of a security convertible into, or a right to purchase, shares of a class or series) ranking senior to our preferred stock with respect to the payment of dividends or the distribution of assets. The class vote of holders of preferred stock described above will in each case be in addition to any other vote required to authorize the action in question.

Repurchase Rights

We will have the right (to the extent permitted by applicable law) to purchase or otherwise acquire any preferred stock, other than the MRP Shares, so long as (1) asset coverage (as defined in the 1940 Act) with respect to outstanding debt securities and preferred stock would be at least 225%, after giving effect to such transactions, (2) full cumulative dividends on the MRP Shares due on or prior to the date of such purchase or acquisition have been declared and paid and (3) we have redeemed the full number of MRP Shares required to be redeemed by any provision for mandatory redemption applicable to the MRP Shares.

Market

Our MRP Shares are not listed on an exchange or an automated quotation system.

Ratings

As of November 30, 2022, each series of MRP Shares was rated “A+” by Kroll Bond Rating Agency (“KBRA”).

Debt Securities

Under Maryland law and our Charter, we may borrow money, without prior approval of holders of common and preferred stock to the extent permitted by our investment restrictions and the 1940 Act. We may issue debt securities, including additional unsecured fixed and floating rate notes, or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such notes or borrowings by mortgaging, pledging or otherwise subjecting as security our assets to the extent permitted by the 1940 Act or rating agency guidelines. Any borrowings will rank senior to the preferred stock and the common stock.

General

As of February 28, 2023, KYN and KMF had $261 million and $80 million aggregate principal amount of Notes, respectively. In addition to these Notes, KMF issued $40 million of Series F Notes on April 24, 2023. The Series F Notes have a 5-year term, a fixed interest rate of 5.18% (per annum) and mature on March 29, 2033. The Notes are subordinated in right of payment to any of our secured indebtedness or other secured obligations to the extent of the value of the assets that secure the indebtedness or obligation. The Notes may be prepaid prior to their maturity at our option, in whole or in part, under certain circumstances and are subject to mandatory prepayment upon an event of default.

So long as Notes are outstanding, additional debt securities must rank on a parity with the Notes with respect to the payment of interest and upon the distribution of our assets. The table below sets forth the key terms of each series of the KYN’s and KMF’s Notes (the latter of which will be assumed by KYN in connection with the Merger). The description of certain covenants applicable to KYN’s Notes below also applies to KMF’s Notes.

Series	Principal Outstanding ($ in millions)	Interest Rate	Maturity
KYN
FF	$17	3.57%	April 2023
GG	21	3.67%	April 2025
KK	32	3.93%	July 2024
NN	16	3.37%	October 2023
OO	15	3.46%	October 2024
PP	50	Floating (1)	June 2026
QQ	20	1.81%	June 2025
RR	45	4.57%	May 2032
SS	45	4.67%	August 2034
	261
KMF
D(2)	40	3.34%	May 2023
H	22	3.72%	August 2023
I	18	3.82%	August 2025
	$80

(1)	Three-month LIBOR plus 1.25%.
(2)	KMF’s Series D Notes were redeemed in full and cancelled on April 26, 2023.

Interest

The Notes will bear interest from the date of issuance at the fixed or floating rate shown above. Holders of our floating rate Notes are entitled to receive quarterly cash interest payments at an annual rate that may vary for each rate period. Holders of our fixed rate Notes are entitled to receive semi-annual cash interest payments at an annual rate per the terms of such notes. If we do not pay interest when due, it will trigger an event of default and we will be restricted from declaring dividends and making other distributions with respect to our common stock and preferred stock. In the event the credit rating on any series of Notes falls below “A-” (Fitch equivalent) or the equivalent rating from a nationally recognized statistical ratings organization, the interest rate (including any applicable default rate) on such series will increase by 1% during the period of time such series is rated below “A-”.

Limitations

Under the requirements of the 1940 Act, immediately after issuing any senior securities representing indebtedness, we must have an asset coverage of at least 300%. Asset coverage means the ratio which the value of our total assets, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness. Under the 1940 Act, we may only issue one class of senior securities representing indebtedness. So long as any Notes are outstanding, additional debt securities must rank on a parity with Notes with respect to the payment of interest and upon the distribution of our assets. We are subject to certain restrictions related to asset coverage and portfolio composition. Included within these restrictions is a covenant that the Company will not enter into an agreement to make an investment in a Level 3 Asset (as defined in our Notes agreements) if, immediately after giving effect to such investment, the aggregate value of all Level 3 Assets of the Company would exceed 30% of total assets of the Company. Borrowings also may result in our being subject to covenants in credit agreements that may be more stringent than the restrictions imposed by the 1940 Act. For a description of limitations with respect to our preferred stock, see “— Preferred Stock — Limitations on Distributions.”

Prepayment

To the extent permitted under the 1940 Act and Maryland law, we may, at our option, prepay the Notes, in whole or in part in the amounts set forth in the purchase agreements relating to such Notes, at any time from time to time, upon advance prior notice. The amount payable in connection with prepayment of the fixed rate notes is equal to 100% of the amount being repurchased, together with interest accrued thereon to the date of such prepayment and the Make-Whole Amount determined for the prepayment date with respect to such principal amount. The amount payable in connection with prepayment of the floating rate notes is equal to 100% of the amount being repurchased, together with interest accrued thereon to the date of such prepayment and a prepayment premium, if any, and any LIBOR breakage amount, in each case, determined for the prepayment date with respect to such principal amount. In the case of each partial prepayment, the principal amount of a series of Notes to be prepaid shall be allocated among all of such series of Notes at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment. If our asset coverage is greater than 300%, but less than 325%, for any five business days within a ten business day period, in certain circumstances, we may prepay all or any part of the Notes at par plus 2%, so long as the amount of Notes redeemed does not cause our asset coverage to exceed 340%.

Events of Default and Acceleration of Notes; Remedies

Any one of the following events will constitute an “event of default” under the terms of the Notes:

●	default in the payment of any interest upon a series of debt securities when it becomes due and payable and the continuance of such default for 5 business days;
●	default in the payment of the principal of, or premium on, a series of debt securities whether at its stated maturity or at a date fixed for prepayment or by declaration or otherwise;
●	default in the performance, or breach, of certain financial covenants, including financial tests incorporated from other agreements evidencing indebtedness pursuant to the terms of the Notes, and covenants concerning the rating of the Notes, timely notification of the holders of the Notes of events of default, the incurrence of secured debt and the payment of dividends and other distributions and the making of redemptions on our capital stock, and continuance of any such default or breach for a period of 30 days;
●	default in the performance, or breach, of any covenant (other than those covenants described above) of ours under the terms of the Notes, and continuance of such default or breach for a period of 30 days after the earlier of (1) a responsible officer obtaining actual knowledge of such default and (2) our receipt of written notice of such default from any holder of such Notes;
●	certain voluntary or involuntary proceedings involving us and relating to bankruptcy, insolvency or other similar laws;
●	KAFA or one of its affiliates is no longer our investment adviser;
●	if, on the last business day of each of twenty-four consecutive calendar months, the debt securities have a 1940 Act asset coverage of less than 100%;
●	other defaults with respect to Borrowings in an aggregate principal amount of at least $5 million, including payment defaults and any other default that would cause (or permit the holders of such Borrowings to declare) such Borrowings to be due prior to stated maturity;
●	if our representations and warranties or any representations and warranties of our officers made in connection with transaction relating to the issuance of the Notes prove to have been materially false or incorrect when made; or
●	other certain “events of default” provided with respect to the Notes that are typical for Borrowings of this type.

Upon the occurrence and continuance of an event of default, the holders of a majority in principal amount of a series of outstanding Notes may declare the principal amount of that series of Notes immediately due and payable upon written notice to us. Upon an event of default relating to bankruptcy, insolvency or other similar laws, acceleration of maturity occurs automatically with respect to all series of Notes. At any time after a declaration of acceleration with respect to a series of Notes has been made, and before a judgment or decree for payment of the money due has been obtained, the holders of a majority in principal amount of the outstanding Notes of that series, by written notice to us, may rescind and annul the declaration of acceleration and its consequences if all events of default with respect to that series of Notes, other than the non-payment of the principal of, and interest and certain other premiums relating to, that series of Notes which has become due solely by such declaration of acceleration, have been cured or waived and other conditions have been met.

Liquidation Rights

In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to us or to our creditors, as such, or to our assets, or (b) any liquidation, dissolution or other winding up of us, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of ours, then (after any payments with respect to any secured creditor of ours outstanding at such time) and in any such event the holders of our Notes shall be entitled to receive payment in full of all amounts due or to become due on or in respect of all debt securities (including any interest accruing thereon after the commencement of any such case or proceeding), or provision shall be made for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of our Notes, before the holders of any of our common or preferred stock are entitled to receive any payment on account of any redemption proceeds, liquidation preference or dividends from such shares. The holders of our Notes shall be entitled to receive, for application to the payment thereof, any payment or distribution of any kind or character, whether in cash, property or securities, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of ours being subordinated to the payment of our Notes, which may be payable or deliverable in respect of our Notes in any such case, proceeding, dissolution, liquidation or other winding up event.

Unsecured creditors of ours may include, without limitation, service providers including KAFA, custodian, administrator, broker-dealers and the trustee, pursuant to the terms of various contracts with us. Secured creditors of ours may include without limitation parties entering into any interest rate swap, floor or cap transactions, or other similar transactions with us that create liens, pledges, charges, security interests, security agreements or other encumbrances on our assets.

A consolidation, reorganization or merger of us with or into any other company, or a sale, lease or exchange of all or substantially all of our assets in consideration for the issuance of equity securities of another company shall not be deemed to be a liquidation, dissolution or winding up of us.

Voting Rights

Our Notes have no voting rights, except to the extent required by law or as otherwise provided in the terms of the Notes relating to the acceleration of maturity upon the occurrence and continuance of an event of default. In connection with any other borrowings (if any), the 1940 Act does in certain circumstances grant to the lenders certain voting rights in the event of default in the payment of interest on or repayment of principal.

Market

Our Notes are not listed on an exchange or automated quotation system.

Ratings

As of February 28, 2023, each series of our Notes was rated “AAA” by KBRA. In the event the credit rating on any series of our Notes falls below “A-”, the interest rate on such series will increase by 1% during the period of time such series is rated below “A-”. We are required to maintain a current rating from one rating agency with respect to each series of Notes and are prohibited from having any rating of less than investment grade (“BBB-”) with respect to each series of Notes.

Certain Provisions of the Maryland General Corporation Law and KYN’s Charter and Bylaws

The Maryland General Corporation Law and our Charter and Bylaws contain provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board of Directors. We believe the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Classified Board of Directors

Our Board of Directors is divided into three classes of directors serving staggered three-year terms. The current terms for the three classes will expire in 2023, 2024 and 2025. Upon expiration of their current terms, directors of each class will be elected to serve until the third annual meeting following their election and until their successors are duly elected and qualify and each year one class of directors will be elected by the stockholders. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified Board of Directors will help to ensure the continuity and stability of our management and policies.

Election of Directors

Our Charter and Bylaws provide that the affirmative vote of the holders of a majority of the outstanding shares of stock entitled to vote in the election of directors will be required to elect a director. As noted above, pursuant to our Charter and Bylaws, our Board of Directors may amend the Bylaws to alter the vote required to elect directors.

Number of Directors; Vacancies; Removal

Our Charter provides that the number of directors will be set only by the Board of Directors in accordance with our Bylaws. Our Bylaws provide that a majority of our entire Board of Directors may at any time increase or decrease the number of directors. However, the number of directors may never be less than the minimum number required by the Maryland General Corporation Law or, unless our Bylaws are amended, more than fifteen. We have elected by provision in our Charter to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the Board of Directors. Accordingly, except as may be provided by the Board of Directors in setting the terms of any class or series of preferred stock, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Our Charter provides that, subject to the rights of one or more classes or series of preferred stock to elect or remove one or more directors, a director may be removed only for cause, as defined in the Charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.

Action by Stockholders

Under the Maryland General Corporation Law, stockholder action can be taken only at an annual or special meeting of stockholders or, with respect to the holders of common stock, unless the charter provides for stockholder action by less than unanimous written consent (which is not the case for our Charter), by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of our Bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

Our Bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by or at the direction of the Board of Directors or (3) by a stockholder who is a stockholder of record as of the time of giving notice by the stockholder and at the time of the meeting, who is entitled to vote at the meeting and who has complied with the advance notice procedures of the Bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Directors at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by or at the direction of the Board of Directors or (3) provided that the Board of Directors has determined that directors will be elected at the meeting, by a stockholder who is a stockholder of record as of the time of giving notice and at the time of the meeting, entitled to vote at the meeting and who has complied with the advance notice provisions of the Bylaws.

Calling of Special Meetings of Stockholders

Our Bylaws provide that special meetings of stockholders may be called by our Board of Directors and certain of our officers. Additionally, our Bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, convert, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless advised by the board and approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our Charter generally provides for approval of Charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our Charter also provides that certain extraordinary transactions and Charter amendments, including but not limited to any charter amendment that would make our stock a redeemable security (within the meaning of the 1940 Act) or would cause us, whether by merger or otherwise, to convert from a closed-end company to an open-end company, and any proposal for our liquidation or dissolution, requires the approval of the stockholders entitled to cast at least 80% of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by at least 80% of our continuing directors (in addition to approval by our Board of Directors), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. The “continuing directors” are defined in our Charter as our current directors as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors then on the Board of Directors. Our Charter and Bylaws provide that the Board of Directors will have the exclusive power to adopt, alter or repeal any provision of our Bylaws and to make new Bylaws.

Market and Net Asset Value Information

Shares of KYN’s and KMF’s common stock are listed on the NYSE under the symbols “KYN” and “KMF,” respectively. KYN’s and KMF’s common stock commenced trading on the NYSE on September 28, 2004 and November 24, 2010, respectively.

Each Company’s common stock has traded both at a premium and at a discount in relation to its net asset value. As of February 28, 2023, each Company’s common stock was trading at a discount to net asset value, and we cannot assure that the common stock will trade at a premium in the future. Any issuance of common stock may have an adverse effect on prices in the secondary market for the Companies’ common stock by increasing the number of shares of common stock available, which may create downward pressure on the market price for the common stock. Shares of closed-end investment companies frequently trade at a discount to net asset value. See “Risk Factors — Additional Risks Related to Our Common Stock — Market Discount From Net Asset Value Risk.”

The following tables set forth for each of the fiscal quarters indicated the range of high and low closing sales price of the Companies’ common stock and the quarter-end sales price, each as reported on the NYSE, the net asset value per share of common stock and the premium or discount to net asset value per share at which the Companies’ shares were trading. Net asset value is determined on a daily basis. See “—Net Asset Value” for information as to the determination of net asset value.

KYN/Acquirer

	Quarterly Closing Sales Price		Quarter-End Closing
	High	Low	Sales Price	Net Asset Value Per Share of Common Stock(1)	Premium/ (Discount) of Sales Price to Net Asset Value(2)
Fiscal Year 2023
First Quarter	$9.25	$8.24	$8.91	$10.06	(11.4)%
Fiscal Year 2022
Fourth Quarter	$9.58	$7.97	$9.04	$10.64	(15.0)%
Third Quarter	9.82	7.95	9.09	10.63	(14.5)
Second Quarter	9.60	8.19	9.42	11.01	(14.4)
First Quarter	8.80	7.34	8.67	10.15	(14.6)
Fiscal Year 2021
Fourth Quarter	$9.00	$7.66	$7.77	$8.91	(12.8)%
Third Quarter	9.26	7.47	7.93	8.89	(10.8)
Second Quarter	8.60	6.97	8.23	9.13	(9.9)
First Quarter	7.22	5.69	6.87	7.82	(12.1)

(1)	NAV per share is determined as of close of business on the last day of the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low closing sales prices, which may or may not fall on the last day of the quarter. NAV per share is calculated as described under the caption “Net Asset Value.”

(2)	Calculated as of the quarter-end closing sales price divided by the quarter-end NAV.

On February 28, 2023, the last reported sales price of KYN’s common stock on the NYSE was $8.91, which represented a discount of approximately 11.4% to the NAV per share reported by KYN on that date.

As of February 28, 2023, KYN had approximately 136.1 million shares of common stock outstanding and had net assets applicable to common stockholders of approximately $1.4 billion.

The shares of KYN common stock to be issued in the Merger will trade on the NYSE.

KMF/Target

	Quarterly Closing Sales Price		Quarter-End Closing
	High	Low	Sales Price	Net Asset Value Per Share of Common Stock(1)	Premium/ (Discount) of Sales Price to Net Asset Value(2)
Fiscal Year 2023
First Quarter	$8.05	$7.21	$7.40	$8.91	(16.9)%
Fiscal Year 2022
Fourth Quarter	$8.69	$6.98	$8.03	$9.82	(18.2)%
Third Quarter	9.01	7.06	8.40	10.15	(17.2)
Second Quarter	8.78	7.57	8.62	10.53	(18.1)
First Quarter	7.79	6.83	7.62	9.72	(21.6)
Fiscal Year 2021
Fourth Quarter	$7.89	$7.00	$7.13	$8.79	(18.9)%
Third Quarter	7.68	6.87	7.23	8.77	(17.6)
Second Quarter	7.20	6.27	7.17	8.71	(17.7)
First Quarter	6.70	5.38	6.14	7.64	(19.6)

(1)	NAV per share is determined as of close of business on the last day of the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low closing sales prices, which may or may not fall on the last day of the quarter. NAV per share is calculated as described under the caption “Net Asset Value.”

(2)	Calculated as of the quarter-end closing sales price divided by the quarter-end NAV.

On February 28, 2023, the last reported sales price of KMF’s common stock on the NYSE was $7.40 which represented a discount of approximately 16.9% to the NAV per share reported by KMF on that date.

As of February 28, 2023, KMF had approximately 47.2 million shares of common stock outstanding and had net assets applicable to common stockholders of approximately $420.4 million.

Distributions

The following table sets forth the distributions paid by KYN and KMF with respect to their common stock during the past two fiscal years.

	Cash Distribution Paid Per Share of KYN Common Stock	Cash Distribution Paid Per Share of KMF Common Stock
Fiscal Year Ended November 30, 2022
Quarter Ended November 30	$0.200	$0.160
Quarter Ended August 31	$0.200	$0.160
Quarter Ended May 31	$0.200	$0.160
Quarter Ended February 28	$0.175	$0.140

Fiscal Year Ended November 30, 2021
Quarter Ended November 30	$0.175	$0.140
Quarter Ended August 31	$0.175	$0.140
Quarter Ended May 31	$0.150	$0.090
Quarter Ended February 28	$0.150	$0.090

On January 11, 2023, KYN and KMF paid distributions of $0.20 per share and $0.16 per share, respectively. On April 17, 2023, KYN and KMF paid distributions of $0.21 per share and $0.16 per share, respectively.

So long as each Companies’ MRP Shares are outstanding, holders of common stock or other shares of stock, if any, ranking junior to MRP Shares as to dividends or upon liquidation will not be entitled to receive any distributions unless (1) the respective Company has declared and paid all accumulated dividends due on the MRP Shares on or prior to the date of such distribution; (2) redeemed the full number of MRP Shares required to be redeemed by any provision for mandatory redemption contained in the articles supplementary of such MRP Shares; and (3) asset coverage (as defined in the 1940 Act) with respect to outstanding debt securities and preferred stock would be at least 225%. In determining whether a distribution may be made to holders of common stock under Maryland law, amounts that would be needed, if the Company were to be dissolved, to satisfy the liquidation preference of the MRP Shares will not be added to the Company’s total liabilities.

So long as senior securities representing indebtedness, including the Notes, are outstanding, holders of shares of common stock will not be entitled to receive any distributions unless (1) there is no event of default existing under the terms of the respective Company’s borrowings, including the Notes and (2) asset coverage (as defined in the 1940 Act) with respect to any outstanding senior securities representing indebtedness would be at least 300%.

Performance Information

The performance table below illustrates the past performance of an investment in each Company. These total returns are based on net asset values, which reflect the total expenses incurred at each Company for the periods presented and, for KYN, this includes the impact of income taxes. Although total operating expenses including the management fee and income taxes may be higher for the Combined Company, KYN’s performance, inclusive of such expenses, has exceeded that of KMF for the prior 1-, 5-, and 10-year periods, as well as since November 30, 2010 (shortly after KMF’s commencement of operations).

	Total Returns Based on Net Asset Value(1)
	1-Year	3-Year	5-Year	10-Year	Since 11/30/10(2)
KYN/Acquirer	30.5%	2.6%	10.0%	(1.7)%	21.1%
KMF/Target	20.9%	8.7%	3.7%	(19.6)%	10.1%

(1)	Total returns are based on net asset values, rather than stock prices, and are shown as of November 30, 2022. These returns reflect each Company’s total expense ratio, which includes net operating expenses, interest expense and current and deferred tax expense (or benefit), as applicable, as well as the reinvestment of distributions pursuant to each Companies’ dividend reinvestment plan.

(2)	KYN commenced operations in September 2004 while KMF commenced operations in November 2010. Returns for the period since November 30, 2010 represent the applicable total return of the Companies since the first month-end following KMF’s commencement of operations.

Past performance is no guarantee of future returns, and current performance may be lower or higher than the figures shown. The investment return and principal value of an investment will fluctuate with changes market conditions and other factors so that an investor’s shares, when sold, may be worth more or less than their original cost.

Net Asset Value

Calculation of Net Asset Value

Each Company determines its net asset value on a daily basis and reports its net asset value on its website, www.kaynefunds.com. Net asset value is computed by dividing the value of all of the Company’s assets (including accrued interest and distributions and current and deferred income tax assets), less all of the Company’s liabilities (including accrued expenses, distributions payable, current and deferred accrued income taxes, and any Borrowings) and the liquidation value of any outstanding preferred stock, by the total number of shares of common stock outstanding.

As a corporation, KYN is obligated to pay federal and state income tax on its taxable income. Accordingly, KYN accrues income tax liabilities and assets to account for taxes. As with any other asset or liability, KYN’s tax assets and liabilities increase or decrease its net asset value. KMF, which currently qualifies as a regulated investment company for tax purposes, does not have any deferred income tax asset nor liability.

KYN invests a portion of its assets in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, KYN includes its allocable share of the MLP’s taxable income or loss in computing its taxable income or loss. KYN may rely to some extent on information provided by its portfolio investments, which may not necessarily be timely, to estimate taxable income allocable to units/shares held in its portfolio and to estimate the associated deferred tax liability (or deferred tax asset). Such estimates will be made in good faith. From time to time, as new information becomes available, KYN will modify its estimates and/or assumptions regarding income taxes. To the extent KYN modifies its estimates and/or assumptions, its net asset value would likely fluctuate.

Deferred income taxes reflect (i) taxes on unrealized gains/(losses), which are attributable to the difference between fair value and tax cost basis of KYN’s investments, (ii) the net tax effects of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating and capital losses. To the extent KYN has a net deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically based on the Income Tax Topic of the Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC 740), that it is more likely than not that some portion or all of the deferred tax asset will not be realized. In KYN’s assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future cash distributions from KYN’s holdings), the duration of statutory carryforward periods and the associated risk that capital or net operating loss carryforwards may expire unused. If a valuation allowance is required to reduce the deferred tax asset in the future, it could have a material impact on KYN’s net asset value and results of operations in the period it is recorded.

Investment Valuation

Pursuant to Rule 2a-5, the Board of Directors of each Company has designated KAFA as the “Valuation Designee” to perform fair value determinations of the Company’s portfolio holdings, subject to oversight by and periodic reporting to the Board. The Valuation Designee determines the fair value of the Company’s portfolio holdings in accordance with the Company’s valuation program, as adopted by the Board.

Readily marketable portfolio securities listed on any exchange (including a foreign exchange) other than the NASDAQ Stock Market, Inc. (“NASDAQ”) are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities admitted to trade on the NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. The value of foreign securities traded outside of the Americas may be adjusted to reflect events occurring after a foreign exchange closes that may affect the value of the foreign security. In such cases, these foreign securities are valued by an independent pricing service and are categorized as Level 2 securities for purposes of the fair value hierarchy.

Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ, are valued at the closing bid prices. Debt securities that are considered bonds are valued by using the bid price provided by an independent pricing service or, if such prices are not available or in the judgment of KAFA such prices are stale or do not represent fair value, by an independent broker. For debt securities that are considered bank loans, the fair market value is determined by using the bid price provided by the agent or syndicate bank or principal market maker. When price quotes for securities are not available, or such prices are stale or do not represent fair value in the judgment of KAFA, fair market value will be determined using the Company’s valuation process for securities that are privately issued or otherwise restricted as to resale.

Exchange-traded options and futures contracts are valued at the last sales price at the close of trading in the market where such contracts are principally traded or, if there was no sale on the applicable exchange on such day, at the mean between the quoted bid and ask price as of the close of such exchange.

The Company may hold securities that are privately issued or otherwise restricted as to resale. For these securities, as well as any security for which (a) reliable market quotations are not available in the judgment of KAFA, or (b) the independent pricing service or independent broker does not provide prices or provides a price that in the judgment of KAFA is stale or does not represent fair value, each shall be valued in a manner that most fairly reflects fair value of the security on the valuation date.

For the fiscal year ended November 30, 2022, unless otherwise determined by the Valuation Designee, the following valuation process was used for such securities:

●	Valuation Designee. The applicable investments are valued monthly by KAFA with new investments valued at the time such investment was made. The applicable investments are valued by senior professionals of KAFA who comprise KAFA’s Valuation Committee. KAFA will specify the titles of the persons responsible for determining the fair value of Company investments, including by specifying the particular functions for which they are responsible, and will reasonably segregate fair value determinations from the portfolio management of the Company such that the portfolio manager(s) may not determine, or effectively determine by exerting substantial influence on, the fair values ascribed to portfolio investments.

●	Valuation Firm. Quarterly, a third-party valuation firm engaged by KAFA reviews the valuation methodologies and calculations employed for these securities, unless the aggregate fair value of such security is less than 0.1% of the Company’s total assets.

At November 30, 2022, KYN held 8.2% of its net assets applicable to common stockholders (5.9% of total assets) in securities that were fair valued pursuant to these procedures (Level 3 securities). The aggregate fair value of these securities at November 30, 2022, was $118.6 million.

As of November 30, 2022, KMF held 5.1% of its net assets applicable to common stockholders (4.1% of total assets) in securities that were fair valued pursuant to these procedures (Level 3 securities). The aggregate fair value of these securities at November 30, 2022, was $23.9 million.

Financial Highlights

KYN/Acquirer

The Financial Highlights set forth below are derived from KYN’s financial statements and the accompanying notes thereto for the fiscal year ended November 30, 2022, which, along with the report of PricewaterhouseCoopers LLP thereon, are incorporated by reference into the Statement of Additional Information. Copies of the Statement of Additional Information are available from KYN without charge upon request.

KYN FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Fiscal Year Ended November 30,
	2022	2021	2020
Per Share of Common Stock(1)
Net asset value, beginning of period	$8.91	$6.90	$13.89
Net investment income (loss)(2)	0.07	(0.08)	(0.34)
Net realized and unrealized gain (loss)	2.44	2.74	(5.87)
Total income (loss) from operations	2.51	2.66	(6.21)
Common dividends(3)	(0.78)	—	—
Common distributions — return of capital	—	(0.65)	(0.78)
Total dividends and distributions — common	(0.78)	(0.65)	(0.78)
Offering expenses associated with the issuance of common stock	—	—	—
Effect of issuance of common stock	—	—	—
Effect of shares issued in reinvestment of dividends and distributions	—	—	—
Total capital stock transactions	—	—	—
Net asset value, end of period	$10.64	$8.91	$6.90
Market value per share of common stock, end of period	$9.04	$7.77	$5.89
Total investment return based on common stock market value(4)	27.2%	44.0%	(47.3)%
Total investment return based on net asset value(5)	30.5%	41.0%	(44.3)%
Supplemental Data and Ratios(6)
Net assets applicable to common stockholders, end of period	$1,448,022	$1,126,479	$872,914
Ratio of expenses to average net assets
Management fees (net of fee waiver)	2.0%	1.8%	2.3%
Other expenses	0.2	0.3	0.3
Subtotal	2.2	2.1	2.6
Interest expense and distributions on mandatory redeemable preferred stock(2)	1.2	1.3	3.6
Income tax expenses	6.1	5.1	—
Total expenses	9.5%	8.5%	6.2%
Ratio of net investment income (loss) to average net assets(2)	0.7%	(0.9)%	(4.0)%
Net increase (decrease) in net assets to common stockholders resulting from operations to average net assets	24.1%	31.4%	(73.8)%
Portfolio turnover rate	28.2%	50.8%	22.3%
Average net assets	$1,344,102	$1,068,396	$1,063,404
Notes outstanding, end of period(8)	$260,789	$209,686	$173,260
Borrowings under credit facilities, end of period(8)	$—	$63,000	$62,000
Term loan outstanding, end of period(8)	$50,000	$50,000	$—
Mandatory redeemable preferred stock, end of period(8)	$111,603	$101,670	$136,633
Average shares of common stock outstanding	133,664,106	126,447,554	126,420,698
Asset coverage of total debt(9)	601.8%	480.6%	529.1%
Asset coverage of total leverage (debt and preferred stock)(10)	442.8%	365.5%	334.7%
Average amount of borrowings per share of common stock during the period(11)	$2.79	$2.43	$2.88

KYN FINANCIAL HIGHLIGHTS
(amounts in 000’s, except share and per share amounts)

	For the Fiscal Year Ended November 30,
	2019	2018		2017	2016
Per Share of Common Stock(1)
Net asset value, beginning of period	$16.37	$15.90		$19.18	$19.20
Net investment income (loss)(2)	(0.26)	(0.45)		(0.45)	(0.61)
Net realized and unrealized gain (loss)	(0.75)	2.74		(0.92)	2.80
Total income (loss) from operations	(1.01)	2.29		(1.37)	2.19
Common dividends(3)	—	(1.80)		(0.53)	—
Common distributions — return of capital(3)	(1.47)	—		(1.37)	(2.20)
Total dividends and distributions —common	(1.47)	(1.80)		(1.90)	(2.20)
Offering expenses associated with the issuance of common stock	—	(0.01	)(11)	—	—
Effect of issuance of common stock	—	—		—	—
Effect of shares issued in reinvestment of dividends and distributions	—	(0.01)		(0.01)	(0.01)
Total capital stock transactions	—	(0.02)		(0.01)	(0.01)
Net asset value, end of period	$13.89	$16.37		$15.90	$19.18
Market value per share of common stock, end of period	$12.55	$15.85		$15.32	$19.72
Total investment return based on common stock market value(4)	(12.4)%	14.8%		(13.8)%	24.1%
Total investment return based on net asset value(5)	(6.1)%	14.2%		(8.0)%	14.6%
Supplemental Data and Ratios(6)
Net assets applicable to common stockholders, end of period	$1,755,216	$2,066,269		$1,826,173	$2,180,781
Ratio of expenses to average net assets Management fees (net of fee waiver)	2.3%	2.3%		2.5%	2.5%
Other expenses	0.1	0.2		0.1	0.2
Subtotal	2.4	2.5		2.6	2.7
Interest expense and distributions on mandatory redeemable preferred stock(2)	2.1	1.9		2.0	2.8
Income tax expenses	—	—		—	7.9
Total expenses	4.5%	4.4%		4.6%	13.4%
Ratio of net investment income (loss) to average net assets(2)	(1.6)%	(2.5)%		(2.4)%	(3.4)%
Net increase (decrease) in net assets to common stockholders resulting from operations to average net assets	(6.3)%	10.8%		(7.5)%	12.5%
Portfolio turnover rate	22.0%	25.8%		17.6%	14.5%
Average net assets	$2,032,591	$2,127,407		$2,128,965	$2,031,206
Notes outstanding, end of period(8)	$596,000	$716,000		$747,000	$767,000
Borrowings under credit facilities, end of period(8)	$35,000	$39,000		$—	$43,000
Term loan outstanding, end of period(8)	$60,000	$60,000		$—	$—
Mandatory redeemable preferred stock, end of period(8)	$317,000	$317,000		$292,000	$300,000
Average shares of common stock outstanding	126,326,087	118,725,060		114,292,056	112,967,480
Asset coverage of total debt(9)	399.9%	392.4%		383.6%	406.3%
Asset coverage of total leverage (debt and preferred stock)(10)	274.1%	282.5%		275.8%	296.5%
Average amount of borrowings per share of common stock during the periods(11)	$6.09	$6.52		$7.03	$7.06

KYN FINANCIAL HIGHLIGHTS
(amounts in 000’s, except share and per share amounts)

	For the Fiscal Year Ended November 30,
	2015	2014	2013
Per Share of Common Stock(1)
Net asset value, beginning of period	$36.71	$34.30	$28.51
Net investment income (loss)(2)	(0.53)	(0.76)	(0.73)
Net realized and unrealized gain (loss)	(14.39)	5.64	8.72
Total income (loss) from operations	(14.92)	4.88	7.99
Common dividends(3)	(2.15)	(2.28)	(1.54)
Common distributions — return of capitate)	(0.48)	(0.25)	(0.75)
Total dividends and distributions — common	(2.63)	(2.53)	(2.29)
Offering expenses associated with the issuance of common stock	—	—	—
Effect of issuance of common stock	0.03	0.06	0.09
Effect of shares issued in reinvestment of dividends and distributions	0.01	—	—
Total capital stock transactions	0.04	0.06	0.09
Net asset value, end of period	$19.20	$36.71	$34.30
Market value per share of common stock, end of Period	$18.23	$38.14	$37.23
Total investment return based on common stock market value(4)	(47.7)%	9.9%	28.2%
Total investment return based on net asset value(5)	(42.8)%	14.8%	29.0%
Supplemental Data and Ratios(6)
Net assets applicable to common stockholders, end of period	$2,141,602	$4,026,822	$3,443,916
Ratio of expenses to average net assets
Management fees (net of fee waiver)	2.6%	2.4%	2.4%
Other expenses	0.1	0.1	0.1
Subtotal	2.7	2.5	2.5
Interest expense and distributions on mandatory redeemable preferred stock(2)	2.4	1.8	2.1
Income tax expense(7)	—	8.3	14.4
Total expenses	5.1%	12.6%	19.0%
Ratio of net investment income (loss) to average net assets(2)	(1.8)%	(2.0)%	(2.3)%
Net increase (decrease) in net assets to common stockholders resulting from operations to average net assets	(51.7)%	13.2%	24.3%
Portfolio turnover rate	17.1%	17.6%	21.2%
Average net assets	$3,195,445	$3,967,458	$3,027,563
Notes outstanding, end of period(8)	$1,031,000	$1,435,000	$1,175,000
Borrowings under credit facilities, end of period(8)	$—	$51,000	$69,000
Term loan outstanding, end of period(8)	$—	$—	$—
Mandatory redeemable preferred stock, end of period(8)	$464,000	$524,000	$449,000
Average shares of common stock outstanding	110,809,350	107,305,514	94,658,194
Asset coverage of total debt(9)	352.7%	406.2%	412.9%
Asset coverage of total leverage (debt and preferred stock)(10)	243.3%	300.3%	303.4%
Average amount of borrowings per share of common stock during the period(11)	$11.95	$13.23	$11.70

(1)	Based on average shares of common stock outstanding.
(2)	Distributions on the Company’s MRP Shares are treated as an operating expense under GAAP and are included in the calculation of net investment income (loss).

(3)	The information presented for each period is a characterization of the total distributions paid to common stockholders as either a dividend (eligible to be treated as qualified dividend income) or a distribution (return of capital) and is based on the Company’s earnings and profits.
(4)	Total investment return based on market value is calculated assuming a purchase of common stock at the market price on the first day and a sale at the current market price on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan.
(5)	Total investment return based on net asset value is calculated assuming a purchase of common stock at the net asset value on the first day and a sale at the net asset value on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan.
(6)	Unless otherwise noted, ratios are annualized.
(7)	For the fiscal years ended November 30, 2020, 2019, 2018, 2017 and 2015, the Company reported an income tax benefit of $190,326 (17.9% of average net assets), $43,357 (2.1% of average net assets), $175,827 (8.3% of average net assets), $86,746 (4.1% of average net assets) and $980,647 (30.7% of average net assets), respectively. The income tax expense is assumed to be 0% because the Company reported a net deferred income tax benefit during the period.
(8)	Principal/liquidation value.
(9)	Calculated pursuant to section 18(a)(1)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by Notes (principal value), or any other senior securities representing indebtedness and MRP Shares (liquidation value) divided by the aggregate amount of Notes and any other senior securities representing indebtedness. Under the 1940 Act, the Company may not declare or make any distribution on its common stock nor can it incur additional indebtedness if, at the time of such declaration or incurrence, its asset coverage with respect to senior securities representing indebtedness would be less than 300%.
(10)	Calculated pursuant to section 18(a)(2)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by Notes (principal value), any other senior securities representing indebtedness and MRP Shares (liquidation value) divided by the aggregate amount of Notes, any other senior securities representing indebtedness and MRP Shares. Under the 1940 Act, the Company may not declare or make any distribution on its common stock nor can it issue additional preferred stock if at the time of such declaration or issuance, its asset coverage with respect to all senior securities would be less than 200%. In addition to the limitations under the 1940 Act, the Company, under the terms of its MRP Shares, would not be able to declare or pay any distributions on its common stock if such declaration would cause its asset coverage with respect to all senior securities to be less than 225%.
(11)	Represents offering costs incurred in connection with the merger of Kayne Anderson Energy Development Company.

KMF/Target

The Financial Highlights set forth below are derived from KMF’s financial statements and the accompanying notes thereto for the fiscal year ended November 30, 2022, which, along with the report of PricewaterhouseCoopers LLP thereon, are incorporated by reference into the Statement of Additional Information. KMF is referred to here as the “Fund”. Copies of the Statement of Additional Information are available from KYN without charge upon request.

KMF FINANCIAL HIGHLIGHTS
(amounts in 000’s, except share and per share amounts)

	For the Fiscal Year Ended November 30,
	2022	2021	2020
Per Share of Common Stock(1)
Net asset value, beginning of period	$8.79	$7.02	$11.31
Net investment income (loss)(2)	(0.01)	(0.01)	(0.15)
Net realized and unrealized gains (losses)	1.66	2.24	(3.66)
Total income (loss) from operations	1.65	2.23	(3.81)
Common dividends — dividend income(3)	(0.09)	—	(0.47)
Common distributions — long-term capital gains(3)	—	—	—
Common distributions — return of capital(3)	(0.53)	(0.46)	(0.01)
Total dividends and distributions — common	(0.62)	(0.46)	(0.48)
Offering expenses associated with the issuance of common stock	—	—	—
Effect of shares issued in reinvestment of distributions	—	—	—
Effect of issuance of common stock	—	—	—
Effect of common stock repurchased	—	—	—
Net asset value, end of period	$9.82	$8.79	$7.02
Market value per share of common stock, end of period	$8.03	$7.13	$5.25
Total investment return based on common stock market value(4)	21.8%	45.1%	(41.0)%
Total investment return based on net asset value(5)	20.9%	33.7%	(32.7)%
Supplemental Data and Ratios(6)
Net assets applicable to common stockholders, end of Period	$463,620	$414,844	$331,227
Ratio of expenses to average net assets
Management fees(7)	1.7%	1.7%	1.9%
Other expenses	0.3	0.4	0.4
Subtotal	2.0	2.1	2.3
Interest expense and distributions on mandatory redeemable preferred stock(2)	1.3	1.3	3.2
Management fee waiver	—	—	—
Excise taxes	—	—	—
Total expenses	3.3%	3.4%	5.5%
Ratio of net investment income (loss) to average net assets(2)	(0.1)%	(0.2)%	(2.0)%
Net increase (decrease) in net assets applicable to common stockholders resulting from operations to average net assets	17.2%	26.8%	(50.7)%
Portfolio turnover rate	16.0%	29.7%	51.8%
Average net assets	$454,311	$392,637	$354,957
Notes outstanding, end of period(8)	$80,091	$84,515	$84,515
Credit facility outstanding, end of period	—	$33,000	$4,000
Term loan outstanding, end of period(8)	—	$—	$—
Mandatory redeemable preferred stock, end of period	$41,491	$41,491	$27,542
Average shares of common stock outstanding	47,197,462	47,197,462	47,197,462
Asset coverage of total debt(9)	730.7%	488.3%	505.3%
Asset coverage of total leverage (debt and preferred stock)(10)	481.3%	360.9%	385.4%
Average amount of borrowings per share of common stock during the periods(1)	$2.53	$2.40	$2.67

KMF FINANCIAL HIGHLIGHTS
(amounts in 000’s, except share and per share amounts)

	For the Fiscal Year Ended November 30,
	2019	2018		2017	2016
Per Share of Common Stock(1)
Net asset value, beginning of period	$12.57	$14.15		$17.41	$17.56
Net investment income (loss)(2)	(0.10)	(0.18)		0.14	(0.07)
Net realized and unrealized gains (losses)	(0.29)	(0.19)		(2.10)	1.43
Total income (loss) from operations	(0.39)	(0.37)		(1.96)	1.36
Common dividends — dividend income(3)	—	(0.10)		(0.03)	(1.50)
Common distributions — long-term capital gains(3)	—	—		—	—
Common distributions — return of capital(3)	(0.93)	(1.10)		(1.27)	—
Total dividends and distributions — common	(0.93)	(1.20)		(1.30)	(1.50)
Offering expenses associated with the issuance of common stock	—	(0.01	)(11)	—	—
Effect of shares issued in reinvestment of distributions	—	—		—	(0.01)
Effect of issuance of common stock	—	—		—	—
Effect of common stock repurchased	0.06	—		—	—
Net asset value, end of period	$11.31	$12.57		$14.15	$17.41
Market value per share of common stock, end of period	$9.65	$10.96		$12.88	$15.33
Total investment return based on common stock market value(4)	(4.2)%	(6.7)%		(8.7)%	12.7%
Total investment return based on net asset value(5)	(2.1)%	(2.6)%		(11.7)%	12.7%
Supplemental Data and Ratios(6)
Net assets applicable to common stockholders, end of Period	$533,957	$614,603		$311,843	$383,557
Ratio of expenses to average net assets
Management fees(7)	1.8%	1.8%		1.7%	1.8%
Other expenses	0.3	0.4		0.4	0.5
Subtotal	2.1	2.2		2.1	2.3
Interest expense and distributions on mandatory redeemable preferred stock(2)	1.9	1.8		1.7	3.8
Management fee waiver	—	—		—	—
Excise taxes	—	—		—	—
Total expenses	4.0%	4.0%		3.8%	6.1%
Ratio of net investment income (loss) to average net assets(2)	(0.8)%	(1.1)%		0.9%	(0.5)%
Net increase (decrease) in net assets applicable to common stockholders resulting from operations to average net assets	(2.7)%	(16.1)%		(11.9)%	10.3%
Portfolio turnover rate	30.0%	21.9%		25.5%	48.2%
Average net assets	$604,030	$420,605		$360,869	$314,015
Notes outstanding, end of period(8)	$200,923	$200,923		$91,000	$91,000
Credit facility outstanding, end of period	$—	$24,000		$—	$—
Term loan outstanding, end of period(8)	$—	$—		$—	$27,000
Mandatory redeemable preferred stock, end of period	$75,000	$75,000		$35,000	$35,000
Average shares of common stock outstanding	47,903,748	30,639,065		22,034,170	21,975,582
Asset coverage of total debt(9)	403.1%	406.6%		481.1%	454.7%
Asset coverage of total leverage (debt and preferred stock)(10)	293.5%	304.9%		347.5%	350.7%
Average amount of borrowings per share of common stock during the periods(1)	$4.25	$4.39		$5.16	$4.86

KMF FINANCIAL HIGHLIGHTS
(amounts in 000’s, except share and per share amounts)

	For the Fiscal Year Ended November 30,
	2015		2014	2013
Per Share of Common Stock(1)
Net asset value, beginning of period	$39.51		$35.75	$29.01
Net investment income (loss)(2)	0.30		(0.01)	(0.06)
Net realized and unrealized gains (losses)	(18.42)		5.61	8.61
Total income (loss) from operations	(18.12)		5.60	8.55
Common dividends — dividend income(3)	(1.68)		(1.57)	(1.15)
Common distributions — long-term capital gains(3)	(2.14)		(0.34)	(0.66)
Common distributions — return of capital(3)	—		—	—
Total dividends and distributions — common	(3.82	)(12)	(1.91)	(1.81)

Offering expenses associated with the issuance of common stock	—		—	—
Effect of shares issued in reinvestment of distributions	(0.01)		(0.02)	—
Effect of issuance of common stock	—		—	—
Effect of common stock repurchased	—		0.09	—
Net asset value, end of period	$17.56		$39.51	$35.75
Market value per share of common stock, end of period	$15.46		$35.82	$32.71
Total investment return based on common stock market value(4)	(50.2)%		15.3%	23.5%
Total investment return based on net asset value(5)	(48.7)%		16.4%	30.5%
Supplemental Data and Ratios(6)
Net assets applicable to common stockholders, end of period	$380,478		$854,257	$788,057
Ratio of expenses to average net assets Management fees(7)	1.9%		1.7%	1.8%
Other expenses	0.2		0.2	0.2
Subtotal	2.1		1.9	2.0
Interest expense and distributions on mandatory redeemable preferred stock(2)	2.5		1.7	1.8
Management fee waiver	—		—	—
Excise taxes	0.4		—	0.1
Total expenses	5.0%		3.6%	3.9%
Ratio of net investment income (loss) to average net assets(2)	1.0%		(0.0)%	(0.2)%
Net increase (decrease) in net assets applicable to common stockholders resulting from operations to average net assets	(58.3)%		14.0%	25.9%
Portfolio turnover rate	45.3%		45.3%	49.1%
Average net assets	$672,534		$887,585	$726,248
Notes outstanding, end of period(8)	$185,000		$235,000	$205,000
Credit facility outstanding, end of period(8)	$—		$—	$50,000
Term loan outstanding, end of period(8)	$—		$46,000	$—
Mandatory redeemable preferred stock, end of period(8)	$70,000		$105,000	$65,000
Average shares of common stock outstanding	21,657,943		21,897,671	21,969,288
Asset coverage of total debt(9)	343.5%		441.4%	434.5%
Asset coverage of total leverage (debt and preferred stock)(10)	249.2%		321.3%	346.3%
Average amount of borrowings per share of common stock during the periods	$11.16		$12.84	$10.51

(1)	Based on average shares of common stock outstanding.
(2)	Distributions on the Fund’s MRP Shares are treated as an operating expense under GAAP and are included in the calculation of net investment income (loss).

(3)	The information presented for each period is a characterization of the total distributions paid to the common stockholders as either dividend income (a portion of which was eligible to be treated as qualified dividend income) or distributions (long-term capital gains or return of capital) and is based on the Fund’s earnings and profits.
(4)	Total investment return based on market value is calculated assuming a purchase of common stock at the market price on the first day and a sale at the current market price on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to the Fund’s dividend reinvestment plan.
(5)	Total investment return based on net asset value is calculated assuming a purchase of common stock at the net asset value on the first day and a sale at the net asset value on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to the Fund’s dividend reinvestment plan.
(6)	Unless otherwise noted, ratios are annualized.
(7)	Ratio reflects total management fee before waiver, if any.
(8)	Principal/liquidation value.
(9)	Calculated pursuant to section 18(a)(1)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by Notes (principal value) or any other senior securities representing indebtedness and MRP Shares (liquidation value) divided by the aggregate amount of Notes and any other senior securities representing indebtedness. Under the 1940 Act, the Fund may not declare or make any distribution on its common stock nor can it incur additional indebtedness if at the time of such declaration or incurrence its asset coverage with respect to senior securities representing indebtedness would be less than 300%.
(10)	Calculated pursuant to section 18(a)(2)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by Notes (principal value), any other senior securities representing indebtedness and MRP Shares divided by the aggregate amount of Notes, any other senior securities representing indebtedness and MRP Shares (liquidation value). Under the 1940 Act, the Fund may not declare or make any distribution on its common stock nor can it issue additional preferred stock if at the time of such declaration or issuance, its asset coverage with respect to all senior securities would be less than 200%. In addition to the limitations under the 1940 Act, the Fund, under the terms of its MRP Shares, would not be able to declare or pay any distributions on its common stock if such declaration would cause its asset coverage with respect to all senior securities to be less than 225%.
(11)	Represents offering costs incurred in connection with the merger of Kayne Anderson Energy Total Return Fund, Inc. (“KYE”).
(12)	Includes special distribution of $1.80 per share paid in July 2015.

Information about the Merger

The Board of Directors of KMF, including the Independent Directors, has unanimously approved the Merger Agreement, determined the Merger to be in the best interests of each of KMF and KYN and directed that the Merger proposal be submitted to the KMF stockholders for consideration. Upon the closing of the Merger, KMF will be merged with and into a wholly owned subsidiary (“Merger Sub”) of KYN (the “Merger”). Pursuant to the Merger Agreement, KMF stockholders will be entitled to receive in exchange for each of their outstanding shares of KMF common stock either (i) shares of KYN common stock equal to 100% of the NAV per share of the KMF common stock (“Stock Consideration”), or (ii) an amount of cash equal to 95% of the NAV per share of the KMF common stock (“Cash Consideration”). No fractional shares of KYN common stock will be issued in the Merger; instead KMF stockholders will receive cash in an amount equal to the value of the fractional shares of KYN common stock that they would otherwise have received. KMF stockholders’ right to elect to receive Cash Consideration is subject to the adjustment and proration procedures set forth in the Merger Agreement to ensure that the total number of shares of KMF common stock converted into the right to receive Cash Consideration will not exceed 7,079,620 shares (representing 15% of the outstanding shares of KMF common stock prior to the closing of the Merger). KMF will then cease its separate existence under Maryland law and terminate its registration under the 1940 Act. Immediately following the Merger, it is expected that Merger Sub will be merged with and into KYN. The aggregate NAV of KYN common stock received by KMF common stockholders receiving Stock Consideration in the Merger will equal the aggregate NAV of the exchanged KMF common stock (excluding cash distributed by KYN for fractional shares). KYN will be the accounting survivor following the closing of the Merger and will continue to operate after the Merger as a registered, non-diversified, closed-end management investment company with the investment objectives and policies described in this joint proxy statement/prospectus.

In connection with the Merger, each holder of KMF MRP Shares will receive in a private placement an equivalent number of newly issued KYN MRP Shares, each having substantially identical terms as the respective KMF MRP Shares. The aggregate liquidation preference of the KYN MRP Shares received by the holders of KMF MRP Shares in the Merger will equal the aggregate liquidation preference of the KMF MRP Shares held immediately prior to the closing of the Merger. The KYN MRP Shares to be issued in the Merger will have equal priority with KYN’s existing outstanding preferred shares as to the payment of dividends and the distribution of assets in the event of a liquidation of KYN. In addition, the preferred shares of KYN, including the KYN MRP Shares to be issued in connection with the Merger, will be senior in priority to KYN common shares as to payment of dividends and the distribution of assets in the event of a liquidation of KYN.

The exchange rate for common shares will be determined based on each Company’s respective net asset value per share as of the business day prior to the closing of the Merger (computed in accordance with U.S. Generally Accepted Accounting Principles and consistent with the past practices of each Company).

In addition, KMF’s net asset value shall be adjusted for any merger related expenses and all expenses anticipated to be necessary to conclude the operations of KMF, the latter of which include final federal and state tax returns. These expenses would be incurred by KMF regardless of the Merger, in the ordinary course of business.

Since KYN common shares to be issued as Stock Consideration will be issued at NAV in exchange for the net assets of KMF having a value equal to the aggregate NAV of those KYN common shares, the NAV per share of KYN common shares should remain substantially unchanged immediately following the Merger. Thus, other than the merger expenses to be borne equally by KYN and KMF, the Merger should result in no dilution on the basis of NAV of KYN common shares.

However, as a result of the Merger, a common stockholder of both Companies will hold a reduced percentage of ownership in the larger combined entity than he or she did in any of the separate Companies. No sales charge or fee of any kind will be charged to shareholders of KMF in connection with their receipt of KYN common shares in the Merger. The price of KYN’s shares may fluctuate following the Merger as a result of market conditions or other factors.

The Merger is intended to qualify as a tax-free reorganization. As such, no gain or loss should be recognized by KMF or its stockholders who receive Stock Consideration upon the closing of the Merger (other than gain or loss with respect to cash received in lieu of fractional shares of KYN common stock). However, KMF stockholders who receive Cash Consideration, generally will recognize gain (but not loss) with respect to cash that is received.

If the Merger so qualifies, the aggregate tax basis of KYN common stock received by stockholders of KMF should be the same as the aggregate tax basis of the common stock of KMF that were converted into KYN common stock (reduced by any amount of tax basis allocable to (i) share(s) for which the Cash Consideration is received or (ii) a fractional share of common stock for which cash is received, and increased by the amount of gain, if any, recognized). See “—Terms of the Agreement and Plan of Merger” and “—Material U.S. Federal Income Tax Consequences of the Merger” for additional information.

Terms of the Agreement and Plan of Merger

The following is a summary of the material terms and conditions of the Merger Agreement. This summary is qualified in its entirety by reference to the Merger Agreement attached as Appendix A hereto.

The Merger Agreement contemplates that KMF will be merged with and into a wholly owned subsidiary of KYN, with KMF shares converted into the right to receive Cash Consideration or Stock Consideration as described below (additionally cash will be distributed in lieu of fractional shares), and the KMF MRP Shares will be exchanged for KYN MRP Shares with substantially identical terms. Immediately following the Merger, it is expected that Merger Sub will be merged with and into KYN.

KMF common stockholders will be entitled to receive in exchange for each of their outstanding shares of KMF common stock either (i) shares of KYN common stock (“Stock Consideration”), or (ii) an amount of cash equal to 95% of the NAV per share of the KMF common stock (“Cash Consideration”) (see below for a description of how the Stock Consideration and the Cash Consideration are calculated). If a stockholder makes no election or an untimely election, or are otherwise deemed not to have submitted an effective form of election, such stockholder will receive the Stock Consideration.

Stock elections are not subject to proration. Cash elections are subject to the adjustment and proration procedures set forth in the Merger Agreement to ensure that the total number of shares of KMF common stock converted into Cash Consideration will not exceed 7,079,620 shares (representing 15% of the outstanding shares of KMF common stock prior to the closing of the Merger), which is referred to as the maximum cash election shares. In the event that KMF stockholders elect Cash Consideration for an aggregate number of shares of KMF common stock, which are referred to as cash election shares, in excess of the maximum cash election shares, all cash election shares shall be converted into the right to receive stock consideration or cash consideration as follows:

•	No more than 7,079,620 shares (representing 15% of the outstanding shares of KMF common stock in the aggregate) will be converted into the right to receive the Cash Consideration. Each record holder of KMF common stock having made a cash election will be entitled to receive the Cash Consideration in respect of approximately their pro rata portion of the aggregate shares of KMF common stock converted into the right to receive the Cash Consideration. In some cases, due to rounding, a KMF stockholder’s pro rata portion may be zero, such that none of such KMF stockholder’s shares of KMF common stock will be converted into the right to receive the Cash Consideration. For further information on how such pro rata portion is calculated, please see “Proposal One: Merger — Terms of the Amended and Restated Agreement and Plan of Merger.”

•	The remainder of each such holder’s cash election shares will not be converted into a right to receive the Cash Consideration and will instead be converted into the right to receive the Stock Consideration, including cash in lieu of any fractional share, if applicable.

Neither KYN nor KMF is making any recommendation as to whether a KMF stockholder should elect to receive the Cash Consideration or the Stock Consideration. If you are a KMF stockholder, you must make your own decision with respect to this election and you should seek the advice of your own attorneys, financial advisors and/or accountants.

As a result of the Merger, KMF will:

●	deregister as an investment company under the 1940 Act;

●	cease its separate existence under Maryland law;

●	remove its common shares from listing on the NYSE; and

●	withdraw from registration under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

After the closing of the Merger, shares of KYN common stock will be credited to holders of KMF shares only on a book-entry basis. KYN shall not issue certificates representing shares in connection with the Merger, irrespective of whether KMF shareholders hold their shares in certificated form and all outstanding certificates representing common stock of KMF will be deemed cancelled.

The Merger Agreement provides the time for and method of determining the net value of KMF’s assets (and therefore shares) and the NAV per share of KYN. The valuation will be done immediately after the close of business, as described in the Merger Agreement, on the business day immediately preceding the closing date. Any special shareholder selections (for example, automatic investment plans for current KMF shareholder accounts) will NOT automatically transfer to the new accounts unless newly set up by the affected shareholder.

No sales charge or fee of any kind will be charged to holders of KMF shares in connection with their receipt of KYN common shares in the Merger.

From and after the closing date, KYN will possess all of the properties, assets, rights, privileges and powers and shall be subject to all of the restrictions, liabilities, obligations, disabilities and duties of KMF, all as provided under Maryland law.

Shareholders of KMF are not entitled to dissenters’ rights in connection with the Merger. However, any holder of KMF’s common stock may sell his or her shares on the NYSE at any time prior to the Merger.

The Merger Agreement contains customary representations and warranties of each of KYN and KMF. In addition, the Merger Agreement contains covenants relating to operations during the pendency of closing the Merger, the joint stockholders’ meeting of KYN and KMF to approve the Merger and the issuance of additional KYN common stock in connection with the Merger, certain regulatory filings, the preservation of assets, certain tax matters, the preparation of a shareholder list, the tax status of the merger, the listing of the surviving fund on the NYSE and the delisting, termination and registration as an investment company of KMF. The closing of the Merger is subject to various customary conditions precedent.

The Merger Agreement may be terminated and the Merger may be abandoned, whether before or after approval by stockholders of KYN and KMF:

●	at any time prior to the closing date by mutual written consent of KYN and KMF;

●	by either KYN or KMF:

●	because of a material breach of the Merger Agreement by the other party, subject to a 30-day cure period;

●	if the closing does not occur on or prior to February 29, 2024; or

●	if a governmental authority of competent jurisdiction issues an order or injunction prohibiting the Merger.

The Merger Agreement provides that either Company party thereto may waive compliance with any of the terms or conditions made therein for the benefit of that Company.

Each of the Board of Directors of KYN and KMF has determined with respect to its Company that participation in the Merger is in the best interests of that Company.

Election and Exchange Procedures

KYN and KMF have selected American Stock Transfer & Trust Company to serve as the Exchange Agent and to handle the exchange of shares of KMF common stock for the per share merger consideration, as described above.

At the effective time, KYN will deposit with the Exchange Agent cash constituting at least the amount necessary for the aggregate amount of cash consideration, and evidence of non-certificated shares of KYN common stock in book-entry form constituting at least the amount necessary for the aggregate amount of stock consideration. In addition, KYN will deposit with the Exchange Agent, as necessary from time to time after the effective time of the Merger, if applicable, cash, dividends or other distributions with respect to the shares of KYN common stock to be issued in the Merger.

Prior to the closing of the Merger, the Exchange Agent will provide a form of election and appropriate transmittal materials to holders of record of shares of KMF common stock advising such holders of the procedure for exercising their right to make an election.

KMF stockholders should not forward their stock certificates (if any) to the Exchange Agent without a valid form of election and other appropriate transmittal materials.

To be effective, a form of election must be properly completed, signed and submitted to the Exchange Agent by 5:00 PM (Eastern Time) on the business day that is two trading days prior to the closing date for the Merger, or such other date and time as KYN may publicly announce with the consent of KMF, which is referred to as the election deadline. Each form of election submitted to the Exchange Agent must be accompanied by customary evidence of ownership of such shares as determined by the Exchange Agent by the election deadline.

A KMF stockholder may revoke his or her merger consideration election by written notice received by the Exchange Agent prior to the election deadline. A holder of shares of KMF common stock who has validly revoked his or her merger consideration election and has not properly submitted a new duly completed form of election will be deemed to have made a stock election. KYN will determine, in its reasonable discretion, which discretion and authority it may delegate in whole or in part to the Exchange Agent, whether forms of election (and where applicable, appropriate transmittal materials) have been properly completed, signed and submitted or revoked, and the decision of KYN (or the Exchange Agent, as the case may be) in such matters will be conclusive and binding.

Material U.S. Federal Income Tax Consequences of the Merger

The following is a general summary of the material anticipated U.S. federal income tax consequences of the Merger. The discussion is based upon the Code, Treasury regulations, court decisions, published positions of the Internal Revenue Service (“IRS”) and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons who hold shares of KMF as capital assets for U.S. federal income tax purposes (generally, assets held for investment). This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under U.S. federal income tax laws. No ruling has been or will be obtained from the IRS regarding any matter relating to the Merger. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below. Prospective investors must consult their own tax advisers as to the U.S. federal income tax consequences of the Merger, as well as the effects of state, local and non-U.S. tax laws.

The U.S. federal income tax consequences with respect to the Merger will be dependent upon the particular facts in existence prior to and at the time of the Merger. In addition, the application of certain aspects of the U.S. federal income tax law to the proposed Merger is unclear and subject to alternative interpretations.

The parties believe that the Merger will be characterized for U.S. federal income tax purposes as a tax-free reorganization under Section 368(a) of the Code. It may, however, be treated as a taxable transaction in which KYN or KMF is deemed to have sold all of their respective assets for U.S. federal income tax purposes and the KYN or KMF stockholders are deemed to have exchanged their respective stock in a taxable sale.

Requirements to Qualify as a Tax-Free Reorganization

Under Code Section 368(a)(1)(A), a statutory merger of one or more corporations into the acquiring corporation generally may qualify as a tax-free reorganization. Additionally, the transaction needs to satisfy the continuity of proprietary interest, continuity of business enterprise, and business purpose requirements, all of which the parties believe should be satisfied in the contemplated Merger.

Even if a transaction would satisfy the general requirements for a tax-free reorganization, the Code provides that an otherwise qualifying reorganization involving an investment company will not qualify as a tax-free reorganization with respect to any such investment company and its shareholders unless the investment company was immediately before the transaction a regulated investment company (“RIC”), a real estate investment trust (“REIT”), or a corporation that meets the diversified investment requirements of Code Section 368(a)(2)(F)(ii). For these purposes, an investment company is defined to include a RIC, a REIT and a corporation in which 50% or more of the value of its total assets are stock and securities and 80% or more of its total assets are held for investment. Under such test, KYN and KMF are each an investment company. An investment company is treated as diversified if it is (i) a RIC, (ii) a REIT or (iii) an investment company in which not more than (y) 25% of its assets are in the stock or securities of one issuer and (z) 50% of its assets are invested in stock or securities of 5 or fewer issuers (the “asset diversification test”). Code Section 368(a)(2)(F)(iv) provides that “under Regulations as prescribed by the Secretary” assets acquired for purposes of satisfying the asset diversification test are excluded in applying the asset diversification test. However, the Treasury Department has never issued any Treasury final regulations, although proposed Treasury regulations were issued in 1981 and withdrawn in 1998. Conflicting case law exists as to whether statutory provisions such as Code Section 368(a)(2)(F)(iv) are self-executing in absence of required Treasury regulations.

Under the withdrawn proposed Treasury regulations, assets acquired for an “impermissible purpose” are excluded. The impermissible purpose need not be the sole purpose. The withdrawn proposed Treasury regulations generally presumed that assets acquired within one year of the investment company failing to be diversified were acquired for an impermissible purpose. This presumption could be overcome by clear and convincing evidence. The withdrawn proposed Treasury regulations provided for certain safe harbors, none of which would have any application to the proposed Merger. The legislative history underlying the enactment of this provision indicated that this rule is not intended to affect a situation in which a corporation purchases or acquires portfolio stock or securities in the ordinary course of its activities.

As of February 28, 2023, the portfolio of each of KYN and KMF satisfies the asset diversification test and RIC requirements, respectively, and it is anticipated that each such portfolios will continue to satisfy the asset diversification test (as interpreted by the IRS in the withdrawn proposed Treasury regulations) and RIC requirements, respectively, through the proposed Merger. Although intended to qualify as a tax-free reorganization, the Merger may or may not qualify as such as to KYN or KMF. The Companies will make their determination as of the time of the Merger, although that determination may be subject to challenge by the IRS.

U.S. Federal Income Tax Consequence if the Merger Qualifies as a Tax-Free Reorganization

If the Merger qualifies as tax-free reorganization as to KYN and KMF within the meaning of Section 368(a) of the Code, the U.S. federal income tax consequences of the Merger can be summarized as follows:

●	No gain or loss will be recognized by KYN or KMF upon the Merger.

●	No gain or loss will be recognized by a stockholder of KMF who receives KYN common stock or KYN MRP Shares pursuant to the Merger (except with respect to cash received in lieu of a fractional share of KYN common stock, as discussed below).

●	The aggregate tax basis of KYN common stock, received by a stockholder of KMF pursuant to the Merger will be the same as the aggregate tax basis of the shares of KMF surrendered in exchange therefor (reduced by any amount of tax basis allocable to a fractional share of common stock for which cash is received).

●	The holding period of KYN common stock, received by a stockholder of KMF pursuant to the Merger will include the holding period of KMF shares of stock surrendered in exchange therefor.

●	A stockholder of KMF who exchanges all of its KMF common stock solely for cash will generally recognize gain or loss equal to the difference between the amount of cash received and the tax basis of the KMF common stock exchanged. Any recognized gain or loss will generally be capital gain or loss and any such capital gain or loss will be long-term if the holding period for the KMF shares is more than one year as of the date of the exchange. The deductibility of capital losses is subject to limitations. In certain circumstances it is possible that, instead of recognizing gain or loss, a KMF stockholder may be required to treat all or part of the cash received in the Merger as dividend income. A stockholder of KMF with relatively minimal stock interest in KMF and KYN that experiences a reduction in its proportionate interest in KYN as a result of the Merger generally should not be treated as recognizing dividend income as a result of the Merger.

●	A stockholder of KMF who exchanges all of its KMF common stock for a combination of KYN common stock and cash will recognize gain (but not loss) in such exchange. The gain, if any, recognized will equal the lesser of (i) the amount of cash received in the transaction (excluding any cash received in respect of fractional shares) and (ii) the amount of gain realized in the transaction. The amount of gain that is realized in the exchange will equal the excess of (a) the sum of the cash plus the fair market value of the KYN common stock, including any fractional share of KYN common stock, received in the exchange over (b) the tax basis of the KMF shares surrendered in the exchange. Any recognized gain will generally be capital gain and any such capital gain will be long-term if the holding period for the KMF shares is more than one year as of the date of the exchange. It is possible, however, that a stockholder of KMF would instead be required to treat all or part of such gain as dividend income if such stockholder’s percentage ownership in KYN (including shares that the stockholder is deemed to own under certain attribution rules) after the Merger is not meaningfully reduced from what the stockholder’s percentage ownership would have been if the stockholder had received solely shares of KYN common stock rather than a combination of cash and KYN common stock in the Merger, which is referred to as a dividend equivalent transaction. A stockholder of KMF with a relatively minimal stock interest in KMF and KYN that experiences a reduction in its proportionate interest in KYN as a result of the Merger generally should not be regarded as having had a dividend equivalent transaction as a result of the Merger.

●	A stockholder of KMF that receives cash in lieu of a fractional share of KYN common stock pursuant to the Merger will generally recognize capital gain or loss with respect to the fractional share of common stock in an amount equal to the difference between the amount of cash received for the fractional share of KYN common stock and the portion of such stockholder’s tax basis in its KMF shares that is allocable to the fractional share. The capital gain or loss will be long-term if the holding period for the KMF shares is more than one year as of the date of the exchange.

●	KYN’s tax basis in the KMF assets received by KYN pursuant to the Merger will equal the tax basis of such assets in the hands of KMF immediately prior to the Merger, and KYN’s holding period of such assets will, in each instance, include the period during which the assets were held by KMF.

●	KYN will be treated as the acquirer for tax purposes and will succeed to any federal tax net operating loss and capital loss carryforwards that KMF has at the time of the Merger. Any such loss carryforward, as well as any net built-in losses with respect to KMF’s assets as of the time of the Merger, will be subject to the limitations on deductibility of such losses following the Merger as set forth in Code Section 382 (“Section 382”). Section 382 generally limits the amount of taxable income that may be offset by loss carryforwards to an amount equal to the product of the fair market value of the loss entity’s stock multiplied by a specified rate issued by the IRS, which for a transaction effected on February 28, 2023 would have been 3.29 percent. To the extent that KMF has a net unrealized gain on its assets at the time of the Merger, the Section 382 limitation could be increased up to the amount of such unrealized gain that is realized following the merger. As of November 30, 2022, KMF had $402 million of capital loss carryforwards that would be subject to this limitation, of which approximately $56 million remain limited by Section 382 in connection with KMF’s merger with Kayne Anderson Energy Total Return Fund, Inc. (“KYE”) in fiscal year 2018. As of November 30, 2022, KMF had $100 million of net unrealized gains on investments for tax purposes. For KMF, as a RIC, capital losses would be eligible to be carried forward indefinitely and generally would not be limited (except to the extent the losses were otherwise limited by KMF’s merger with KYE). Following the Merger, all pre-Merger KMF capital losses would be subject to a five year carryforward period as applicable to taxable corporations (with the first such year following the Merger pro-rated in accordance with IRS regulations). As an illustrative example, if the Merger had occurred on February 28, 2023 and the fair market value of KMF’s equity (including preferred stock) was $462 million[1], the amount of KMF capital loss carryforward that could be used to offset taxable income per Section 382 would be $100 million (the estimated amount of unrealized gains at the time of the merger, subject to these unrealized gains being realized after the Merger) as well as $15 million annually, for a period of five years following the merger (subject to the first year following the Merger being pro-rated). As such, had the Merger occurred on February 28, 2023, KYN would expect to be able to offset up to a maximum of $172 million[2] of capital gains with KMF capital losses acquired in the Merger. Any KMF capital losses in excess of this amount would expire unused. The realization of the benefit of these capital losses is dependent upon generating sufficient capital gains post-Merger prior to the expiration of the KMF capital losses acquired. It is KYN’s expectation that KMF capital losses available post-Merger will equal, if not exceed, the amount of the KMF net unrealized gain (if any) as of the Merger date such that KYN should not be required to increase its deferred tax liability in connection with the Merger.

[1]	Represents the net asset value of KMF as of February 28, 2023 plus the liquidation preference of MRP Shares outstanding.
[2]	Calculated as the estimated amount of unrealized gains as of the Merger date ($100 million) plus the annual Section 382 limitation ($15 million) pro-rated for a period of 4.75 years (pro-rated assuming the Merger was consummated on February 28, 2023).

●	IRS Code Section 384 (“Section 384”) further limits any losses acquired for a period of five years following the Merger such that pre-Merger losses of KMF could not be utilized to offset pre-Merger gains of KYN (nor could pre-Merger gains of KMF be offset against pre-Merger losses of KYN). As such, Section 384 could further limit the utilization of KMF capital losses acquired in connection with the Merger.

U.S. Federal Income Tax Consequence if the Merger Fails to Qualify as a Tax-Free Reorganization

If the Merger fails to qualify as a tax-free reorganization under section 368(a) of the Code because KYN or KMF fail to meet the asset diversification tests of Code Section 368(a)(2)(F) or for any other reason, the transaction will be taxable to the non-diversified investment company and its stockholders. For example, if KMF is treated as a non-diversified investment company, KMF will be deemed to have sold all of its assets to KYN in a taxable transaction, followed by a deemed liquidation of KMF and a distribution of the sales proceeds (the KYN stock) to KMF’s stockholders. Each KMF stockholder would recognize gain or loss on the liquidating distribution in an amount equal to the difference between the fair market value of the KYN stock received in the Merger and such stockholder’s basis in its KMF stock. KYN’s basis in the assets of the combined entity would include (i) its historic basis in the assets previously held by KYN and (ii) the fair market value of the KMF assets as of the date of the Merger. KYN, after the Merger, would not succeed to any net operating or capital loss carryforwards of KMF.

If, alternatively, KYN is treated as a non-diversified investment company, KYN will be deemed to have sold all of its assets to KMF in a taxable transaction with the attendant deemed liquidation. Based upon current market values, KYN anticipates it would recognize a net gain for U.S. federal income tax purposes. Each KYN stockholder would recognize capital gain or loss in an amount equal to the difference between the fair market value of the KYN stock held and the stockholder’s basis in such stock. KYN, after the Merger, would receive a fair market value basis in the assets historically held by KMF and will lose any of its pre-existing net operating loss and capital loss carryforwards.

Reporting Requirements

A KMF stockholder who receives KYN common stock as a result of the Merger may be required to retain records pertaining to the Merger. Each KMF stockholder who is required to file a U.S. federal income tax return and who is a “significant holder” that receives KYN common stock in the Merger will be required to file a statement with the holder’s U.S. federal income tax return setting forth, among other things, the holder’s basis in the KMF shares surrendered and the fair market value of the KYN common stock and cash, if any, received in the Merger. A “significant holder” is a holder of KMF shares who, immediately before the Merger, owned at least 5% of the outstanding KMF shares.

Certain Federal Income Tax Matters

This section relates to KYN and Certain Federal Income Tax Matters related to KYN (other parts of this document relate to both KYN and KMF). Accordingly, references to “we” “us,” “our” or “the Company” in this section are references to KYN.

The following discussion of federal income tax matters is based on the advice of our counsel, Paul Hastings LLP.

This section and the discussion in the “Statement of Additional Information” summarize certain U.S. federal income tax consequences of owning our securities for U.S. taxpayers. This section is current as of the date of this joint proxy statement/prospectus. Tax laws and interpretations change frequently, possibly with retroactive effect, and this summary does not describe all of the tax consequences to all taxpayers. Except as otherwise provided, this summary generally does not describe your situation if you are a non-U.S. person, a broker-dealer, a person who marks its investment to market or does not hold our securities as capital assets within the meaning of Section 1221 of the Code, a tax-exempt entity, bank, insurance company or other investor with special circumstances. In addition, this section does not describe any U.S. state, local or foreign tax consequences. Investors should consult their own tax advisors regarding the tax consequences of the Merger and investing in us.

U.S. Federal Income Taxation of Kayne Anderson Energy Infrastructure Fund, Inc.

We are treated as a corporation for U.S. federal income tax purposes. Thus, we are obligated to pay U.S. federal and state income tax on our corporate taxable income. We invest in MLPs, which generally are treated as partnerships for U.S. federal income tax purposes. As a limited partner in the MLPs, we include our allocable share of the MLP’s taxable income or loss in computing our taxable income. Based upon our review of the historic results of the type of MLPs in which we invest, we expect that the cash flow received by us with respect to our MLP investments generally will exceed the taxable income allocated to us. There is no assurance that our expectation regarding the tax character of MLP distributions will be realized. If this expectation is not realized, there will be greater tax expense borne by us and less cash available to distribute to stockholders. In addition, we will take into account in our taxable income amounts of gain or loss recognized on the sale of MLP units. Currently, the maximum regular U.S. federal income tax rate for a corporation is 21%.

Deferred income taxes reflect (i) taxes on unrealized gains (losses), which are attributable to the difference between fair value and tax cost basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating and capital losses. We will accrue a net deferred tax liability if our future tax liability on our unrealized gains exceeds the tax benefit of our accumulated capital or net operating losses, if any. We will accrue a net deferred tax asset if our future tax liability on our unrealized gains is less than the tax benefit of our accumulated capital or net operating losses or if we have net unrealized losses on our investments.

To the extent we have a deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically by us based on the criteria established by the Income Tax Topic of the FASB Accounting Standards Codification (ASC 740) that it is more likely than not that some portion or all of the deferred tax asset will not be realized. In the assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future cash distributions from our holdings), the duration of statutory carryforward periods and the associated risk that capital or net operating loss carryforwards may expire unused.

If a valuation allowance is required to reduce the deferred tax asset in the future, it could have a material impact on our net asset value and results of operations in the period it is recorded.

We may rely to some extent on information provided by portfolio investments, which may not necessarily be timely, to estimate taxable income allocable to the units/shares of such companies held in the portfolio and to estimate the associated current and/or deferred tax liability. Such estimates are made in good faith. From time to time, as new information becomes available, we modify our estimates or assumptions regarding the deferred tax liability. We may be subject to withholding taxes on foreign-sourced income and accrues such taxes when the related income is earned.

Our earnings and profits are calculated using accounting methods that may differ from tax accounting methods used by an entity in which we invest. For instance, to calculate our earnings and profits we will use the straight-line depreciation method rather than the accelerated depreciation method. This treatment may, for example, affect our earnings and profits if an MLP in which we invest calculates its income using the accelerated depreciation method. Our earnings and profits would not be increased solely by the income passed through from the MLP, but we would also have to include in our earnings and profits the amount by which the accelerated depreciation exceeded straight-line depreciation.

Because of the differences in the manner in which earnings and profits and taxable income are calculated, we may make distributions out of earnings and profits, treated as tax dividends, in years in which we have no taxable income.

We have not elected and have no current intention to elect to be treated as a RIC under the Code because the extent of our investments in MLPs would generally prevent us from meeting the qualification requirements for RICs. The Code generally provides that a RIC does not pay an entity level income tax provided that it distributes all or substantially all of its income each year and satisfies certain source of income and asset diversification requirements. The RIC taxation rules have no current application to us or to our stockholders.

U.S. Federal Income Taxation of Holders of Our Common Stock

Our distributions are treated as a taxable dividend to the stockholder to the extent of our current or accumulated earnings and profits. If the distribution exceeds our current or accumulated earnings and profits, the distribution will be treated as a return of capital to our common stockholder to the extent of the stockholder’s basis in our common stock, and then the amount of a distribution in excess of a stockholder’s basis would be taxable as capital gain. Common stockholders will receive an IRS Form 1099 from us and will recognize taxable dividend income only to the extent of our current and accumulated earnings and profits.

Generally, a corporation’s earnings and profits are computed based upon taxable income, with certain specified adjustments. As a corporation for tax purposes, our earnings and profits will be calculated using (i) straight-line depreciation rather than accelerated depreciation, and cost rather than a percentage depletion method, and (ii) intangible drilling costs and exploration and development costs amortized over a five-year and ten-year period, respectively. Because of the differences in the manner in which earnings and profits and taxable income are calculated, we may make distributions out of earnings and profits, treated as dividends, in years in which we have no taxable income.

Our distributions that are treated as dividends generally will be taxable as ordinary income to holders, but (i) are expected to be eligible for treatment as “qualified dividend income” that is subject to reduced rates of U.S. federal income tax for noncorporate stockholders, and (ii) may be eligible for the dividends received deduction available to corporate stockholders, in each case provided that certain holding period requirements are met. Under current law, qualified dividend income is taxable to noncorporate stockholders at a maximum U.S. federal income tax rate of 20%. In addition, currently the Tax Surcharge generally applies to dividend income and net capital gains for taxpayers whose adjusted gross income exceeds $200,000 for single filers or $250,000 for married joint filers.

If a distribution exceeds our current and accumulated earnings and profits, such distribution will be treated as a non-taxable reduction to the basis of the stock to the extent of such basis, and thereafter as capital gain to the extent of the excess distribution. Such gain will be long-term capital gain if the holding period for the stock is more than one year. Individuals currently are subject to a maximum U.S. federal income tax rate of 20% on long-term capital gains (prior to the Tax Surcharge, if applicable). Corporations are taxed on capital gains at their ordinary graduated income tax rates.

If a holder of our common stock participates in the Plan, such stockholder will be taxed upon the amount of distributions as if such amount had been received by the participating stockholder in cash and the participating stockholder reinvested such amount in additional common stock, even though such holder has received no cash distribution from us with which to pay such tax.

Sale of Our Common Stock

The sale of our stock by holders will generally be a taxable transaction for U.S. federal income tax purposes. Holders of our stock who sell such shares will generally recognize gain or loss in an amount equal to the difference between the net proceeds of the sale and their adjusted tax basis in the shares sold. If such shares of stock are held as a capital asset at the time of the sale, the gain or loss will be a capital gain or loss, generally taxable as described above. A holder’s ability to deduct capital losses may be limited under the Code.

Investment by Tax-Exempt Investors and Regulated Investment Companies

Employee benefit plans and most other organizations exempt from U.S. federal income tax, including individual retirement accounts and other retirement plans, are subject to U.S. federal income tax on unrelated business taxable income, or UBTI. Because we are a corporation for U.S. federal income tax purposes, an owner of our common stock will not report on its U.S. federal income tax return any of our items of income, gain, loss, deduction or credit. Therefore, a tax-exempt investor will not have UBTI attributable to its ownership or sale of our common stock unless its ownership of our common stock is debt financed. In general, common stock would be debt financed if the tax-exempt owner of common stock incurs debt to acquire our common stock or otherwise incurs or maintains an indebtedness that would not have been incurred or maintained if that common stock had not been acquired.

As stated above, an owner of our common stock will not report on its U.S. federal income tax return any of our items of gross income, gain, loss and deduction. Instead, the owner will report income with respect to our distributions that constitute taxable income to the owner or gain with respect to the sale of our common stock. Thus, distributions with respect to our common stock generally will result in income that is qualifying income for a RIC. Furthermore, any gain from the sale or other disposition of our common stock will constitute gain from the sale of stock or securities and will also result in income that is qualifying income for a RIC. In addition, our common stock will constitute qualifying assets to RICs, which generally must own at least 50% in qualifying assets and not more than 25% in certain non-qualifying assets (such as equity interests in MLPs) at the end of each quarter, provided such RICs do not violate certain percentage ownership limitations with respect to our stock.

Backup Withholding and Information Reporting

Backup withholding of U.S. federal income tax at the current rate of 24% may apply to the distributions on our common stock to be made by us if you fail to timely provide your taxpayer identification number or if we are so instructed by the IRS. Backup withholding is not a separate tax and any amounts withheld from a payment to a U.S. holder under the backup withholding rules are allowable as a refund or credit against the holder’s U.S. federal income tax liability, provided that the required information is furnished to the IRS in a timely manner. Corporations are generally exempt from backup withholding.

Other Taxation

Non-U.S. stockholders, including stockholders who are nonresident alien individuals, may be subject to U.S. withholding tax on certain distributions at a rate of 30% or such lower rates as may be prescribed by any applicable tax treaty.

The Foreign Account Tax Compliance Act (“FATCA”)

Subject to the application of certain intergovernmental agreements, a 30% withholding tax on distributions generally applies if paid to a foreign entity unless: (i) if the foreign entity is a “foreign financial institution,” it undertakes certain due diligence, reporting, withholding and certification obligations, (ii) if the foreign entity is not a foreign financial institution, it identifies certain of its U.S. investors or (iii) the foreign entity is otherwise excepted under FATCA. Under proposed Treasury regulations on which taxpayers may currently rely, FATCA withholding does not apply to proceeds from the sale of or other disposition of our shares. If withholding is required under FATCA on a payment related to your shares, investors that otherwise would not be subject to withholding (or that otherwise would be entitled to a reduced rate of withholding) on such payment generally will be required to seek a refund or credit from the IRS to obtain the benefits of such exemption or reduction. We will not pay any additional amounts in respect to amounts withheld under FATCA. You should consult your tax advisor regarding the effect of FATCA based on your individual circumstances.

State and Local Taxes

Payment and distributions with respect to our common stock and preferred stock also may be subject to state and local taxes.

Tax matters are very complicated, and the U.S. federal, state, local and foreign tax consequences of an investment in and holding of our common stock and preferred stock will depend on the facts of each investor’s situation. Investors are encouraged to consult their own tax advisers regarding the specific tax consequences that may affect them.

Tax Risks

Investing in our securities involves certain tax risks, which are more fully described in “Risk Factors — Risks Related to Our Business and Structure — Tax Risks.”

Required Vote

Stockholder approval of the Merger requires the affirmative vote of the holders of a majority of the outstanding KMF common and preferred stock (voting as a class). For purposes of this proposal, each share of KMF common stock and each share of KMF preferred stock is entitled to one vote. Abstentions and broker non-votes, if any, will have the same effect as votes against approving the Merger since approval is based on the affirmative vote of all votes entitled to be cast. Abstentions and broker non-votes, if any, will be considered present for purposes of determining the presence of a quorum for KMF at the KMF Special Meeting.

Board Recommendation

THE BOARD OF DIRECTORS OF KMF, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT KMF STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE MERGER.

PROPOSAL TWO: ISSUANCE OF ADDITIONAL KYN COMMON STOCK IN CONNECTION WITH THE MERGER

The Board of Directors of KYN, including the Independent Directors, has unanimously approved the Merger Agreement, including the issuance of additional shares of KYN common stock in connection therewith, determined the Merger to be in the best interests of each of KMF and KYN and directed that the issuance of additional KYN common stock in connection with the Merger be submitted to the KYN stockholders.

The rules of the NYSE require the stockholders of KYN to approve the issuance of additional KYN common shares in connection with the Merger. Pursuant to the Merger Agreement, which is described more fully under “Proposal One: Merger,” KMF will be merged with and into a wholly owned subsidiary (the “Merger Sub”) of KYN (the “Merger”). Pursuant to the Merger Agreement, KMF stockholders will be entitled to receive in exchange for each of their outstanding shares of KMF common stock either (i) shares of KYN common stock equal to 100% of the NAV per share of the KMF common stock (“Stock Consideration”), or (ii) an amount of cash equal to 95% of the NAV per share of the KMF common stock (“Cash Consideration”). No fractional shares of KYN common stock will be issued in the Merger; instead KMF stockholders will receive cash in an amount equal to the value of the fractional shares of KYN common stock that they would otherwise have received. KMF stockholders’ right to elect to receive Cash Consideration is subject to the adjustment and proration procedures set forth in the Merger Agreement to ensure that the total number of shares of KMF common stock converted into the right to receive Cash Consideration will not exceed 7,079,620 shares (representing 15% of the outstanding shares of KMF common stock prior to the closing of the Merger). KMF will then cease its separate existence under Maryland law and terminate its registration under the 1940 Act. Immediately following the Merger, it is expected that Merger Sub will be merged with and into KYN. The aggregate NAV of KYN common stock received by KMF common stockholders receiving Stock Consideration in the Merger will equal the aggregate NAV of the exchanged KMF common stock (excluding cash distributed by KYN for fractional shares). KYN will be the accounting survivor following the closing of the Merger and will continue to operate after the Merger as a registered, non-diversified, closed-end management investment company with the investment objectives and policies described in this joint proxy statement/prospectus

In connection with the Merger, each holder of KMF MRP Shares will receive in a private placement an equivalent number of newly issued KYN MRP Shares, each having substantially identical terms as the respective KMF MRP Shares. The aggregate liquidation preference of the KYN MRP Shares received by the holders of KMF MRP Shares in the Merger will equal the aggregate liquidation preference of the KMF MRP Shares held immediately prior to the closing of the Merger. The KYN MRP Shares to be issued in the Merger will have equal priority with KYN’s existing outstanding preferred shares as to the payment of dividends and the distribution of assets in the event of a liquidation of KYN. In addition, the preferred shares of KYN, including the KYN MRP Shares to be issued in connection with the Merger, will be senior in priority to KYN common shares as to payment of dividends and the distribution of assets in the event of a liquidation of KYN.

The parties believe that the Merger will be characterized for federal income tax purposes as a tax-free reorganization. If the Merger so qualifies, neither KYN nor its stockholders will recognize any gain or loss in connection with the Merger.

The Board of Directors of KYN, based upon its evaluation of all relevant information, anticipates that the Merger will benefit the stockholders of KYN. The Companies have very similar investment strategies and objectives and the Merger will permit each Company to continue to pursue them in a larger fund. Additionally, the Merger is expected to result in several benefits for stockholders in the Combined Company, including (i) cost savings through the elimination of duplicative expenses and greater economies of scale, (ii) potential for reduced management fees in the future due to the revised KYN management fee waiver, and (iii) greater financial flexibility through a larger asset base. For additional information about the Merger, including a comparison of KYN and KMF, the reasons for the Merger and the U.S. Federal income tax consequences of the Merger, see “Proposal One: Merger.”

Required Vote

KYN stockholder approval of the issuance of additional KYN common shares in connection with the Merger requires the affirmative vote of the holders of a majority of votes cast by the holders of the issued and outstanding KYN common and preferred stock (voting as a class). For purposes of this proposal, each share of KYN common stock and each share of KYN preferred stock is entitled to one vote. Abstentions, if any, will have the same effect as votes against the issuance of additional KYN common stock in connection with the Merger, since approval is based on the affirmative vote of all votes cast. Broker non-votes, if any, will not count as votes cast and thus will have no effect on the proposal.

Board Recommendation

THE BOARD OF DIRECTORS OF KYN UNANIMOUSLY RECOMMENDS KYN STOCKHOLDERS VOTE “FOR” THE ISSUANCE OF ADDITIONAL KYN COMMON STOCK IN CONNECTION WITH THE MERGER.

MORE INFORMATION ABOUT THE MEETING

Outstanding Stock

As of the Record Date, KYN had 136,131,530 shares of common stock and 4,464,117 shares of preferred stock outstanding.

To the knowledge of management as of the Record Date:

●	one person beneficially owned more than 5% of KYN’s outstanding common stock.

●	five persons beneficially owned more than 5% of KYN’s outstanding preferred stock.

●	directors owned less than 1% of KYN’s outstanding common stock.

●	directors did not own any of KYN’s outstanding preferred stock.

●	officers and directors owned, as a group, less than 1% of KYN’s outstanding common stock.

●	directors and officers, as a group, did not own any of KYN’s outstanding preferred stock.

As of the Record Date, KMF had 47,197,462 shares of common stock and 1,659,657 shares of preferred stock outstanding.

To the knowledge of management as of the Record Date:

●	two persons beneficially owned more than 5% of KMF’s outstanding common stock.

●	four persons beneficially owned more than 5% of KMF’s outstanding preferred stock.

●	directors owned less than 1% of KMF’s outstanding common stock.

●	directors owned did not own any of KMF’s outstanding preferred stock.

●	officers and directors owned, as a group, less than 1% of KMF’s outstanding common stock.

●	directors and officers, as a group, did not own any of KMF’s outstanding preferred stock.

The following table sets forth, as of April 15, 2023, the number of shares of each Company’s common stock beneficially owned by each Company’s directors and executive officers:

	KYN			KMF
	Number of Shares		Percent of Class(1)	Number of Shares		Percent of Class(2)
Independent Directors
William R. Cordes	11,708		*	9,900		*
Anne K. Costin	2,020		*	1,457		*
Barry R. Pearl	11,711		*	4,000		*
Albert L. Richey	17,068		*	10,016		*
William H. Shea, Jr.	13,978		*	7,515		*
Carita S. Walker	—		*	—		*
Caroline A. Winn	—		*	—		*
Interested Directors
James C. Baker, Jr.	374,424		*	217,603		*
Executive Officers
J.C. Frey	367,590		*	183,565		*
Terry A. Hart	20,998		*	18,975		*
Ron M. Logan, Jr.	40,537		*	15,986		*
A. Colby Parker	2,093		*	2,047		*
Adriana Jimenez	2,164		*	1,134		*
Michael J. O’Neil	—		*	—		*
All Directors & Executive Officers as a Group (14 persons)	864,291	(3)	*	472,198	(4)	1.0%

*	Less than 1% of class
(1)	Based on 136,131,530 shares outstanding as of April 15, 2023
(2)	Based on 47,197,162 shares outstanding as of April 15, 2023

As of April 15, 2023, KAFA owned 86 shares of KYN common stock and 4,000 shares of KMF common stock.

On March 29, 2023, James C. Baker, Jr. made an open market purchase of 10,000 shares of KMF common stock at an average price of $7.44 per share. In addition, pursuant to KMF’s dividend reinvestment plan, KMF purchased through the open market an aggregate of 37,476 shares of KMF common stock at an average price of $7.54 per share during the current repurchase period.

How Proxies Will Be Voted

All proxies solicited by the Boards of Directors that are properly executed and received at or prior to the Meeting, and that are not revoked, will be voted at the Meeting. Votes will be cast in accordance with the instructions marked on the enclosed proxy card. If no instructions are specified, the persons named as proxies will cast such votes in accordance with each Board’s recommendations. Neither KYN nor KMF knows of no other matters to be presented at the Meeting, and no matters other than the Merger may be considered by KMF’s stockholders at the Meeting.

How to Vote

If your shares are held in “Street Name” by a broker or bank, you will receive information regarding how to instruct your bank or broker to cast your votes. If you are a stockholder of record, you may authorize the persons named as proxies on the enclosed proxy card to cast the votes you are entitled to cast at the Meeting by completing, signing, dating and returning the enclosed proxy card. Stockholders of record or their duly authorized proxies may vote in person at the Meeting. However, even if you plan to attend the Meeting, you should still return your proxy card, which will ensure that your vote is cast should your plans change.

For each Company, the expenses of preparing, printing and mailing the enclosed proxy card, the accompanying notice and this joint proxy statement/prospectus, tabulation expenses and all other costs in connection with the solicitation of proxies will be borne equally by the Companies. The Companies may also reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the Company’s shares. In order to obtain the necessary quorum for KYN or KMF at the Meeting, additional solicitation may be made by mail, telephone, telegraph, facsimile or personal interview by each Company’s representatives, Kayne Anderson, the Company’s transfer agent, or by brokers or their representatives or by a solicitation firm that may be engaged by the Company to assist in proxy solicitations. The costs associated with all proxy solicitation are expected to be approximately $250,000 for KYN and $250,000 for KMF. Neither Company will pay any of its representatives or Kayne Anderson any additional compensation for their efforts to supplement proxy solicitation.

Dissenters’ or Appraisal Rights

Stockholders do not have dissenters’ or appraisal rights.

Revoking a Proxy

At any time before it has been voted, you may revoke your proxy by: (1) sending a letter revoking your proxy to the Secretary at 811 Main Street, 14th Floor, Houston, TX 77002; (2) properly executing and sending a later-dated proxy to the Secretary at the same address; or (3)  attending the Meeting, requesting return of any previously delivered proxy, and voting in person. Attendance at the Meeting will not, by itself, be sufficient to revoke you earlier-executed proxy.

Broker Non-Votes

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker holding the shares. If the beneficial owner does not provide voting instructions, the broker can still vote the shares with respect to matters that are considered to be “routine,” but cannot vote the shares with respect to “non-routine” matters. Under the rules and interpretations of the NYSE, “non-routine” matters are generally matters that may substantially affect the rights or privileges of stockholders. Each of the approval of the Merger and the issuance of additional shares of KYN common stock in connection with the Merger is considered “non-routine,” and so brokers will not have discretionary voting power with respect to the proposals.

Quorum and Adjournment

The presence, in person or by proxy, of holders of shares entitled to cast a majority of the votes entitled to be cast (without regard to class) constitutes a quorum for KYN and KMF for the purposes of the Meeting. Abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present for KYN and KMF at the Meeting. The chairman may adjourn the Meeting to a date not more than 120 days after the original Record Date without notice other than announcement at the Meeting.

Investment Adviser

KA Fund Advisors, LLC is the investment adviser for each Company. Its principal office is located at 811 Main Street, 14th Floor, Houston, TX 77002.

Administrator

Ultimus Fund Solutions, LLC (the “Administrator”) provides certain administrative services for each Company, including but not limited to preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements. The Administrator is located at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246.

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (e.g. brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are the Company’s stockholders will be “householding” its proxy materials. These brokers will deliver a single copy of the proxy statement and other proxy materials to multiple stockholders sharing an address unless the brokers have received contrary instructions from the affected stockholders. If you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate copy of proxy materials and annual report, please notify your broker. Stockholders sharing an address who currently receive multiple copies of proxy materials and annual report at the same addresses and would like to request “householding” of their communications should contact their brokers.

Stockholder Proposals

The bylaws for KYN and KMF provide that in order for a stockholder to nominate a candidate for election as a director at an annual meeting of stockholders or propose business for consideration at such meeting, which nomination or proposal is not to be included in the Company’s proxy statement, written notice containing the information required by the current Bylaws must be delivered to the Secretary of the Company at 811 Main Street, 14th Floor, Houston, TX 77002, not later than 5:00 p.m. Central Time on the 120th day, and not earlier than the 150th day, prior to the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, notice by the stockholder to be timely must be so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m. Central Time on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made.

Accordingly, a stockholder nomination or proposal for either Company intended to be considered at the 2024 Annual Meeting must have been received by the Secretary of the Company on or after September 30, 2023 and prior to 5:00 p.m. Central Time on October 30, 2023. However, under the rules of the SEC, if a stockholder wishes to submit a proposal for possible inclusion in the 2024 proxy statement pursuant to Rule 14a-8(e) of the 1934 Act, the Company must receive it not less than 120 calendar days before the anniversary of the date the proxy statement was released to stockholders for the previous year’s annual meeting. Accordingly, a stockholder’s proposal under Rule 14a-8(e) must have been received by the Company on or before October 24, 2023 in order to be included in the proxy statement and proxy card for the 2024 Annual Meeting. All nominations and proposals must be in writing. There are additional requirements regarding proposals of stockholders. A stockholder contemplating submission of a proposal is referred to Rule 14a-8 promulgated under the 1934 Act. The timely submission of a proposal does not guarantee its inclusion in the Company’s proxy materials.

If the Merger is not approved by the stockholders of KMF, or the issuance of additional shares of KYN common stock in connection with the Merger is not approved by the stockholders of KYN, KMF expects to hold its 2024 Annual Meeting of Stockholders in the normal course.

By Order of the Boards of Directors

James C. Baker, Jr.
Chairman of the Boards of Directors
President and Chief Executive Officer
, 2023

NOTICE OF CHANGES TO NON-FUNDAMENTAL INVESTMENT POLICIES

 On April 4, 2023, KYN and KMF’s Board of Directors approved a change in each fund’s non-fundamental investment policy related to the use of leverage. These changes will be effective on or about a date that is 60 days after the date this proxy statement/prospectus is distributed to stockholders. After these changes become effective, the following will be each fund’s non-fundamental policy with respect to leverage:

Under normal market conditions, our policy is to utilize our debt securities, revolving credit facility and other borrowings, and our preferred stock (collectively, “Leverage Instruments”) in an amount that represents approximately 20% to 25% of our total assets (our “target leverage levels”), including proceeds from such Leverage Instruments. However, we reserve the right at any time, based on market conditions, (i) to reduce our target leverage levels or (ii) to use Leverage Instruments to the extent permitted by the 1940 Act.

APPENDIX A

Execution Version

AMENDED AND RESTATED
AGREEMENT AND PLAN OF MERGER

THIS AMENDED AND RESTATED AGREEMENT AND PLAN OF MERGER (this “Agreement”) is made as of this 24th day of April 2023, by and between Kayne Anderson NextGen Energy & Infrastructure, Inc. (the “Target Fund”), a Maryland corporation with its principal place of business at 811 Main Street, 14th Floor, Houston, Texas 77002, and Kayne Anderson Energy Infrastructure Fund, Inc. (the “Surviving Fund”), a Maryland corporation with its principal place of business at 811 Main Street, 14th Floor, Houston, Texas 77002.

WHEREAS, this Agreement hereby amends and restates the Agreement and Plan of Merger, dated as of March 24, 2023, between the parties, for purposes of including a cash election mechanism for a portion of the consideration;

WHEREAS, each of the Target Fund and the Surviving Fund is a closed-end management investment company registered as such under the Investment Company Act of 1940, as amended (the “1940 Act”), and the Target Fund owns securities that are of the character in which the Surviving Fund is permitted to invest;

WHEREAS, it is intended that, for United States federal income tax purposes, (i) the transactions contemplated by this Agreement shall qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and (ii) that the Agreement shall constitute a “plan of reorganization” for purposes of the Code;

WHEREAS, the reorganization of the Target Fund will consist of the merger pursuant to the laws of the State of Maryland of the Target Fund with and into a to-be-formed wholly owned subsidiary entity of the Surviving Fund (“Merger Sub”), with the Target Fund surviving, pursuant to which the shares of common stock, par value $0.001 per share, of the Target Fund (the “Target Fund Common Stock”), will be converted at the specified ratio into shares of common stock, par value $0.001 per share, of the Surviving Fund (the “Surviving Fund Common Stock”) together with a maximum amount of cash available upon an optional election available to holders of Target Fund Common Stock, and each share of Target Fund Preferred Stock (as defined herein) will be converted into a share of Surviving Fund Preferred Stock (as defined herein), each as provided herein, all upon the terms and conditions set forth in this Agreement (the “Merger”);

WHEREAS, the Board of Directors of the Surviving Fund (the “Surviving Fund Board”), including a majority of directors who are not “interested persons” (as defined in Section 2(a)(19) of the 1940 Act), has determined, with respect to the Surviving Fund, that the Merger is in the best interests of the Surviving Fund and that the interests of the stockholders of the Surviving Fund will not be diluted as a result of the Merger;

WHEREAS, the Board of Directors of the Surviving Fund, including a majority of directors who are not “interested persons” (as defined in Section 2(a)(19) of the 1940 Act), will have determined, with respect to Merger Sub, that the Merger is in the best interests of Merger Sub and that the interests of the equityholder of Merger Sub will not be diluted as a result of the Merger;

WHEREAS, the Board of Directors of the Target Fund (the “Target Fund Board”), including a majority of directors who are not “interested persons” (as defined in Section 2(a)(19) of the 1940 Act), has determined, with respect to the Target Fund, that the Merger is in the best interests of the Target Fund and that the interests of the stockholders of the Target Fund will not be diluted as a result of the Merger;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto, intending to be legally bound, covenant and agree as follows:

1              BASIC TRANSACTION

1.1           The Merger. Prior to the Merger, the Surviving Fund shall cause Merger Sub to be formed solely for the purpose of effecting the Merger. Subject to the terms and conditions hereof and on the basis of the representations and warranties contained herein, and in accordance with the laws of the State of Maryland, at the Effective Time (as defined in Section 1.1(i)), the Target Fund shall be merged with and into Merger Sub in accordance with applicable law. As a result of the Merger, the separate legal existence of Merger Sub shall cease, and the Target Fund shall continue as the surviving company and a wholly owned subsidiary of the Surviving Fund. The separate existence of the Surviving Fund shall continue unaffected and unimpaired by the Merger and it shall be governed by the laws of the State of Maryland.

(a)       At the Effective Time, as a result of the Merger and without any action on the part of the stockholders of the Target Fund or the stockholders of the Surviving Fund:

(i)       Subject to the allocation and election procedures set forth in Section 1.1(c), each share of Target Fund Common Stock outstanding immediately prior to the Effective Time shall be converted into, and become exchangeable for, either (A) a number of shares of Surviving Fund Common Stock equal to one times the fraction the numerator of which is the net asset value per share of the Target Fund Common Stock determined in accordance with Section 3 and the denominator of which is the net asset value per share of the Surviving Fund Common Stock determined in accordance with Section 3 (“Stock Consideration”) or (B) cash equal to ninety-five percent (95%) of the net asset value per share of the Target Fund Common Stock determined in accordance with Section 3 (the “Cash Consideration”), in each case without interest. Cash shall be paid in lieu of any fractional share resulting from the calculation of the product in clause (A) above. The aggregate net asset value of the Surviving Fund Common Stock received by the Target Fund stockholders in the Merger with respect to Target Fund Common Stock for which Target Fund stockholders do not receive Cash Consideration will equal, as of the Valuation Time (as defined in Section 3), the aggregate net asset value of that Target Fund Common Stock held by the Target Fund stockholders as of such time (excluding cash received in lieu of any fractional shares);

(ii)        the shares of Surviving Fund Common Stock issued and outstanding immediately prior to the Effective Time shall remain outstanding upon the Effective Time and shall be unaffected by the Merger; and

(iii)        each share of the Target Fund’s Series H, Series I and Series J preferred stock issued and outstanding immediately prior to the Effective Time (the “Target Fund Preferred Stock”) shall be converted into a share of the Surviving Fund’s newly issued Series U, Series V and Series W preferred stock having substantially identical terms as the respective series of the Target Fund Preferred Stock (the “Surviving Fund Preferred Stock”). The Surviving Fund Preferred Stock will have equal priority with any other outstanding preferred shares of the Surviving Fund as to the payment of dividends and as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Surviving Fund. The accrual for the Target Fund Preferred Stock with respect to any accrued and unpaid dividends as of the Closing Date will be assumed by the Surviving Fund and will apply, and be payable on an equivalent share-for-share basis, with respect to the Surviving Fund Preferred Stock on the same dividend payment schedule as applied to the corresponding series of Target Fund Preferred Stock.

(b)        Notwithstanding anything to the contrary in this Agreement, the maximum number of shares of Target Fund Common Stock to be converted into the right to receive Cash Consideration shall be equal to 7,079,620 (“Maximum Cash Shares”).

(c)        The Surviving Fund will appoint an exchange agent reasonably acceptable to the Target Fund (the “Exchange Agent”) to process the calculation, delivery and payment of the Stock Consideration and the Cash Consideration. Elections by holders of shares of Target Fund Common Stock for Cash Consideration shall be made on a form (the “Election Form”) reasonably acceptable to the Exchange Agent and the parties hereto. The election and allocation process for the Stock Consideration and Cash Consideration will occur as follows:

(i)        Subject to allocation and proration in accordance with the provisions of this Section 1.1(c), each Target Fund stockholder, with respect to Target Fund Common Stock outstanding immediately before the Election Deadline (as defined below) held by that stockholder, shall be entitled to receive Cash Consideration (“Cash Election Shares”) or Stock Consideration (“Stock Election Shares”) based on the election made by that stockholder on the Election Form. Target Fund Common Stock with respect to which no election has been affirmatively made on an Election Form shall be treated as Stock Election Shares.

(ii)        To be effective, an Election Form must be properly completed, signed and submitted to the Exchange Agent at its designated office by 5:00 P.M. (Eastern Time) on the Business Day (as defined below) that is [four] Business Days before the Closing Date (as defined in Section 1.4), or such other date publicly announced by the Surviving Fund with the consent of the Target Fund (the “Election Deadline”). The Surviving Fund shall determine, in its reasonable discretion, which discretion it may delegate to the Exchange Agent, whether the Election Forms have been property completed, signed, submitted or revoked, which determination will be conclusive and binding. A stockholder of Target Fund Common Stock that does not submit an Election Form before the Election Deadline shall be deemed to have elected to receive only Stock Consideration.

(iii)        An Election Form submitted to the Exchange Agent may be revoked only by written notice to the Exchange Agent before the Election Deadline.

(iv)        If the aggregate number of shares of Target Fund Common Stock in respect of which an election for Cash Consideration has been made (“Aggregate Cash Election Shares”) exceeds the Maximum Cash Shares, all Stock Election Shares shall be converted into the right to receive Stock Consideration and all Cash Election Shares shall be converted into the right to receive Stock Consideration or Cash Consideration in the following manner:

(i)        A portion of the Cash Election Shares held by each Target Fund stockholder shall be deemed converted into Stock Election Shares, on a pro-rata basis as follows: The amount of the Cash Election Shares with respect to that stockholder in excess of a reduced number of Cash Election Shares resulting from the product of the Cash Election Shares and the ratio of the Maximum Cash Shares over the Aggregate Cash Election Shares (with the reduced number of Cash Election Shares from that calculation referred to as the “Reduced Cash Shares”). The excess of the Cash Election Shares over the Reduced Cash Shares that is so deemed converted into Stock Election Shares is referred to as the “Deemed Converted Cash Election Shares” and shall be converted into the right to receive Stock Consideration (and cash in lieu of fractional shares of Surviving Fund Common Stock). For example, and by way of illustration only, if the Aggregate Cash Election Shares were two times the Maximum Cash Shares, each stockholder of Target Fund Common Stock electing Cash Election Shares would receive, in respect of the shares of Target Fund Common Stock for which it had made a election to receive Cash Consideration, Cash Consideration for approximately one-half of the shares of such Target Fund Common Stock and Stock Consideration for approximately one-half of the shares of such Target Fund Common Stock; and

(ii)       The Reduced Cash Shares, which represents any remaining Cash Election Shares not converted into Stock Election Shares, shall be converted into the right to receive Cash Consideration.

(iii)       For the avoidance of doubt, in circumstances where this Section 1.1(c)(iv) pro rata conversion mechanism is applicable, each holder of Cash Election Shares shall, to the extent reasonably possible, receive the same proportion of Cash Consideration, and the same proportion of Stock Consideration, with respect to its aggregate Cash Election Shares and Deemed Converted Cash Election Shares as each other holder of Cash Election Shares receives in respect of its aggregate Cash Election Shares and Deemed Converted Cash Election Shares.

(v)        If Section 1.1(c)(iv) is not applicable, (A) all Cash Election Shares shall be converted into the right to receive Cash Consideration and (B) all Stock Election Shares and shares of Target Fund Common Stock in respect of which an election to receive Stock Consideration are deemed by the Surviving Fund to have been made shall be converted into the right to receive Stock Consideration (and cash in lieu of fractional shares).

(d)       The Closing Date and the Valuation Time must each be on a day on which the New York Stock Exchange (the “NYSE”) is open for trading (a “Business Day”).

(e)       The charter of the Surviving Fund as in effect immediately prior to the Effective Time shall be the charter of the Surviving Fund (the “Surviving Fund Charter”), unless and until amended in accordance with its terms and applicable law. The bylaws of the Surviving Fund as in effect immediately prior to the Effective Time shall be the bylaws of the Surviving Fund (the “Surviving Fund Bylaws”), unless and until amended in accordance with its terms and applicable law.

(f)       At the Effective Time, the Surviving Fund shall continue in existence, and, without further act or deed and in accordance with applicable law, shall succeed to and possess all of the rights, privileges and powers of the Target Fund, and all of the assets and property of whatever kind and character of the Target Fund shall remain with Target Fund after its merger with Merger Sub without further act or deed and in accordance with applicable law. The Surviving Fund shall be liable for all of the known and unknown liabilities and obligations of the Target Fund, and any claim or judgment against the Target Fund may be enforced against the Surviving Fund in accordance with applicable law.

(g)       The Surviving Fund will issue Surviving Fund Common Stock and Surviving Fund Preferred Stock to Target Fund stockholders upon the conversion of their Target Fund Common Stock entitled to receive Stock Consideration or Target Fund Preferred Stock, as applicable, by opening shareholder accounts on the share records of the Surviving Fund in the names of and in the amounts due to the Target Fund stockholders and representing the respective number of shares of the Surviving Fund Common Stock or Surviving Fund Preferred Stock due to those stockholders pursuant to Section 1.1. Ownership of Surviving Fund Common Stock will be shown on the books of the Surviving Fund’s transfer agent, and the Surviving Fund will not issue certificates representing Surviving Fund Common Stock in connection with the Merger. All Surviving Fund Common Stock and Surviving Fund Preferred Stock to be issued pursuant to the Merger shall be deemed issued and outstanding as of the Effective Time.

(h)       The Exchange Agent will pay Cash Consideration to those former holders of shares of Target Fund Common Stock entitled to receive Cash Consideration, in the amounts specified in this Section 1.1, as soon as reasonably practicable after the Closing Date.

(i)       Upon the terms and subject to the conditions of this Agreement, the parties shall cause the Merger to be consummated by filing, as applicable, articles of merger (the “Maryland Articles of Merger”) with the State Department of Assessments and Taxation in accordance with the laws of the State of Maryland. The Merger shall become effective at such date and time as the Surviving Fund and the Target Fund shall agree and specify in the Maryland Articles of Merger (the “Effective Time”).

(j)       The Surviving Fund shall, on or after the Closing Date and to the extent directed by its authorized officers, issue and deliver newly issued Series TT, Series UU and Series VV Surviving Fund Notes (as defined in Section 2.1(r)) having identical terms as the Target Fund’s Series F, Series H and Series I unsecured notes (collectively, “Target Fund Notes”), respectively, to the requesting holders of those Target Fund Notes pursuant to an assumption agreement to be entered into by the Surviving Fund. The aggregate principal amount of each Surviving Fund Note to be provided to the holder of the Target Fund Note being replaced will equal the unpaid principal amount of the corresponding Target Fund Note held on the replacement date.

(k)       On the Closing Date and in connection with the Closing, the Surviving Fund will assume or satisfy the Target Fund’s obligations under the agreements specified on Schedule A-1.

1.2       Certificates and Cash.

(a)       Effective as of the Effective Date, all outstanding certificates representing shares of the Target Fund Common Stock and Target Fund Preferred Stock will be deemed cancelled and shall no longer evidence ownership thereof.

(b)       In lieu of delivering certificates for Surviving Fund Common Stock, the Surviving Fund shall credit the Surviving Fund Common Stock to the applicable Target Fund stockholders’ accounts on the books of the Surviving Fund. The Target Fund’s transfer agent shall deliver at Closing a certificate of an authorized officer stating that its records contain the names and addresses of the holders of Target Fund Common Stock and the number and percentage ownership of outstanding shares owned by each such shareholder immediately before the Closing. The Surviving Fund’s transfer agent shall issue and deliver to the Target Fund’s Secretary a confirmation evidencing the Surviving Fund Common Stock to be credited on the Closing Date, or provide evidence satisfactory to the Target Fund that such Surviving Fund Common Stock has been credited to the accounts of the Target Fund’s stockholders on the books of the Surviving Fund. Any replacement Surviving Fund Notes will be delivered to the requesting holders of Target Fund Notes in conformity with the provisions of the Notes Purchase Agreement and assumption agreement applicable to the respective series of Target Fund Notes.

(c)       With respect to any holder of Target Fund Common Stock or Target Fund Preferred Stock holding certificates representing shares of Target Fund Common Stock or Target Fund Preferred Stock as of the Closing Date, and subject to the Surviving Fund being informed thereof in writing by the Target Fund, the Surviving Fund will not permit such shareholder to receive shares of Surviving Fund Common Stock, Cash Consideration or shares of Target Fund Preferred Stock (or to vote as a stockholder of the Surviving Fund) until such shareholder has surrendered his or her outstanding certificates evidencing ownership of Target Fund Common Stock or Target Fund Preferred Stock, or, in the event of lost certificates, posted adequate bond or an affidavit of lost or destroyed certificate. The Target Fund will request its stockholders to surrender their outstanding certificates representing shares of Target Fund Common Stock or Target Fund Preferred Stock or post adequate bond therefor. Dividends or other distributions payable to holders of record of shares of Target Fund Common Stock or Target Fund Preferred Stock as of any date after the Closing Date and before the exchange of certificates by any holder of Target Fund Common Stock or Target Fund Preferred Stock shall be credited to such shareholder, without interest; however, such dividends or other distributions shall not be paid unless and until such shareholder surrenders his or her certificates representing shares of Target Fund Common Stock or Target Fund Preferred Stock for exchange. The Surviving Fund will request the holders of Target Fund Notes to surrender those Target Fund Notes evidencing ownership of Target Fund Notes in exchange for the Surviving Fund Notes to be replaced.

(d)       The Surviving Fund shall, on the Closing Date and to the extent directed by its authorized officers, issue and deliver new certificates representing the applicable series of Surviving Fund Preferred Stock to requesting holders of Target Fund Preferred Stock pursuant to an assumption agreement to be entered into by the Surviving Fund.

1.3           Reporting. Any reporting responsibility of the Target Fund is and shall remain the responsibility of the Target Fund up to the Closing Date.

1.4           Actions at Closing. At the closing of the transactions contemplated by this Agreement (the “Closing”) on the date thereof (the “Closing Date”), (i) the Target Fund will deliver to the Surviving Fund the various certificates and documents referred to in Section 6 below, (ii) the Surviving Fund will deliver to the Target Fund the various certificates and documents referred to in Section 5 below, and (iii) the Target Fund and the Surviving Fund will make any filings or recordings required by Maryland law in connection with the Merger, including the filing of the Maryland Articles of Merger.

2             REPRESENTATIONS AND WARRANTIES

2.1           Representations and Warranties of the Surviving Fund. The Surviving Fund represents and warrants to the Target Fund that the statements contained in this Section 2.1 are correct and complete in all material respects as of the execution of this Agreement on the date hereof. The Surviving Fund represents and warrants to, and agrees with, the Target Fund that:

(a)       The Surviving Fund is a corporation duly organized and validly existing under the laws of the State of Maryland and is in good standing with the State Department of Assessments and Taxation of Maryland, and has the power to own all of its assets and to carry on its business as it is now being conducted and to carry out this Agreement.

(b)       The Surviving Fund is duly registered under the 1940 Act as a non-diversified, closed-end management investment company (File No. 811-21593) and such registration has not been revoked or rescinded and is in full force and effect. From the inception of its operations to the date hereof, the Surviving Fund has been in compliance in all material respects with the applicable provisions of the 1940 Act and the rules promulgated thereunder by the Securities and Exchange Commission (the “SEC”), except as previously disclosed in writing to the Target Fund. The Surviving Fund’s investment operations from the inception of its operations to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its applicable prospectus, annual report to stockholders or other public document filed with the SEC, except as previously disclosed in writing to the Target Fund. The Surviving Fund is qualified as a foreign corporation in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Surviving Fund.

(c)       No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Surviving Fund of the transactions contemplated herein, except (i) such as have been obtained or will be obtained under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act, the Surviving Fund Charter, the charter of the Target Fund, the Maryland General Corporation Law and the listing rules of the NYSE and (ii) such as may be required by state securities laws.

(d)       The Surviving Fund is not, and the execution, delivery and performance of this Agreement by the Surviving Fund will not result, in violation of the laws of the State of Maryland or of the Surviving Fund Charter or the Surviving Fund Bylaws, or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Surviving Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Surviving Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Surviving Fund is a party or by which it is bound.

(e)       The Surviving Fund has been furnished with the Target Fund’s Annual Report to Shareholders for the fiscal year ended November 30, 2022.

(f)       Upon its formation and until the Closing Date, Merger Sub will be wholly owned by the Surviving Fund and will not hold any equity interests or rights, options, warrants, convertible or exchangeable securities, subscriptions, calls, puts or other analogous rights, interests, agreements, arrangements or commitments to acquire or otherwise relating to any equity or voting interest of any other person. Merger Sub will have been formed solely for the purpose of effecting the Merger, will not have conducted any business activities and will have no assets or liabilities other than those incidental to its formation.

(g)       The Surviving Fund has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of the Surviving Fund Board, and, subject to approval by stockholders of the Target Fund and the Surviving Fund with respect to the issuance of additional shares of Surviving Fund Common Stock, this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(h)       At the Closing Date, the Surviving Fund will have good and marketable title to its assets held immediately before the Closing Date, which are free and clear of any material liens, pledges or encumbrances except those previously disclosed to the Target Fund.

(i)       No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Surviving Fund or any properties or assets held by it. The Surviving Fund knows of no facts that might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

(j)       There are no material contracts outstanding to which the Surviving Fund is a party that have not been disclosed in the Surviving Fund’s filings with the SEC or will be disclosed in the Registration Statement (as defined in Section 2.1(o) below) or that have not otherwise been disclosed to the Target Fund prior to the date hereof.

(k)       The statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of portfolio investments (indicating their market values) of the Surviving Fund at, as of and for the fiscal year ended November 30, 2022, audited by PricewaterhouseCoopers LLP, independent registered public accounting firm to the Surviving Fund, copies of which have been furnished to the Target Fund, fairly reflect the financial condition, results of operations, and changes in net assets of the Surviving Fund as of such date and for the period then ended in accordance with accounting principles generally accepted in the United States (“GAAP”) consistently applied, and the Surviving Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets and liabilities referred to above, or those incurred in the ordinary course of its business since November 30, 2022.

(l)       Except as disclosed in accordance with this Section 2.1(l), since November 30, 2022, there has not been any material adverse change in the Surviving Fund’s financial condition, assets, liabilities or business and the Surviving Fund has no known liabilities of a material amount, contingent or otherwise, required to be disclosed in a balance sheet with GAAP other than those shown on the Surviving Fund’s statements of assets, liabilities and capital referred to above, those incurred in the ordinary course of its business as an investment company since November 30, 2022, and those incurred or to be incurred in connection with the Merger. On the date hereof and as of the Closing Date, the Surviving Fund will advise the Target Fund in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued. For purposes of this Section 2.1(l), customary distributions, changes in portfolio securities, a decline in net asset value per share of the Surviving Fund due to declines in market values of securities in the Surviving Fund’s portfolio or the discharge of the Surviving Fund’s liabilities will not constitute a material adverse change.

(m)       All federal and other tax returns and information reports of the Surviving Fund required by law to have been filed, shall have been filed, and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Surviving Fund’s knowledge, no such return is currently being amended or under audit and no assessment has been asserted with respect to such returns, except as has been disclosed to the Target Fund. All tax liabilities of the Surviving Fund have been adequately provided for on its books, and no tax deficiency or liability of the Surviving Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

(n)       The Surviving Fund has not taken any action and does not know of any fact or circumstance that could reasonably be expected to prevent the Merger from qualifying as a reorganization within the meaning of Section 368(a) of the Code.

(o)       A registration statement will be or will have been filed with the SEC by the Surviving Fund on Form N-14 relating to the Surviving Fund Common Stock to be issued pursuant to this Agreement, and any supplement or amendment thereto or to the documents therein (as amended, and together with the combined proxy statement and prospectus and statement of additional information contained therein, the “Registration Statement”), on the effective date of the Registration Statement, at the time of the stockholders’ meeting referred to in Section 4 of this Agreement and at the Closing Date, insofar as it relates to the Surviving Fund (i) shall have complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this Section 2.1(o) shall not apply to statements in, or omissions from, the Registration Statement made in reliance upon and in conformity with information furnished by the Target Fund for use in the Registration Statement.

(p)       All issued and outstanding shares of Surviving Fund Common Stock and Surviving Fund Preferred Stock (i) have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, or applicable exemptions therefrom, (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of the transfer agent. The Surviving Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any shares of Surviving Fund Common Stock or Surviving Fund Preferred Stock, nor is there outstanding any security convertible into, or exchangeable for, any shares of Surviving Fund Common Stock or Surviving Fund Preferred Stock.

(q)       All issued and outstanding Surviving Fund Notes (i) have been, or on the Closing Date will be, offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, or applicable exemptions therefrom, (ii) are, and on the Closing Date will be, duly executed, authenticated, issued and delivered, (iii) have been, or on the Closing Date will be, at the time of issuance, offered, issued and sold in compliance with any and all applicable asset coverage, parity and other requirements of the 1940 Act and the rules and regulations thereunder, (iv) have been, or on the Closing Date will be, issued in an aggregate amount not exceeding the amount that, upon their issuance, would result in the face value of such Target Fund Notes at issuance, plus any outstanding leverage, equaling 33 1/3% of the Target Fund’s total assets.

(r)       The Surviving Fund is authorized to issue 200,000,000 shares of Surviving Fund Common Stock and shares of Surviving Fund Preferred Stock; each outstanding share of which is fully paid, non-assessable and has full voting rights. The Surviving Fund has filed Articles Supplementary with respect to each series of Surviving Fund Preferred Stock before the Closing. Each series of the Surviving Fund’s outstanding unsecured notes (the “Surviving Fund Notes”) is duly executed, authenticated, issued and delivered and constitutes valid and binding obligations of the Surviving Fund.

(s)       The offer and sale of the shares of Surviving Fund Common Stock to be issued pursuant to this Agreement will be in compliance with all applicable federal and state securities laws.

(t)       At or prior to the Closing Date, the Surviving Fund will have obtained any and all regulatory, board and stockholder approvals necessary to issue the shares of Surviving Fund Common Stock and Surviving Fund Preferred Stock and the Surviving Fund Notes to be issued pursuant to this Agreement.

(u)       The books and records of the Surviving Fund made available to the Target Fund are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Surviving Fund.

(v)       No agent, broker, finder or investment or commercial banker, or other person or firm engaged by or acting on behalf of Surviving Fund in connection with the negotiation, execution or performance of this Agreement or any other agreement contemplated hereby, or the consummation of the transactions contemplated hereby, is or will be entitled to any broker’s or finder’s or similar fees or other commissions as a result of the consummation of such transactions.

2.2           Representations and Warranties of the Target Fund. The Target Fund represents and warrants to the Surviving Fund that the statements contained in this Section 2.2 are correct and complete in all material respects as of the execution of this Agreement on the date hereof. The Target Fund represents and warrants to, and agrees with, the Surviving Fund that:

(a)       The Target Fund is a corporation duly organized and validly existing under the laws of the State of Maryland and is in good standing with the State Department of Assessments and Taxation of Maryland, and has the power to own all of its assets and to carry on its business as it is now being conducted and to carry out this Agreement.

(b)       The Target Fund is duly registered under the 1940 Act as a closed-end, diversified management investment company (File No. 811-22467), and such registration has not been revoked or rescinded and is in full force and effect. From the inception of its operations to the date hereof, the Target Fund has been in compliance in all material respects with the applicable provisions of the 1940 Act and the rules promulgated thereunder by the SEC, except as previously disclosed in writing to the Surviving Fund. The Target Fund’s investment operations from the inception of its operations to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its applicable prospectus, annual report to stockholders or other public document filed with the SEC, except as previously disclosed in writing to the Surviving Fund. The Target Fund is qualified as a foreign corporation in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Target Fund.

(c)       No consent, approval, authorization or order of any other party or any court or governmental authority is required for the consummation by the Target Fund of the transactions contemplated herein, except (i) such as have been obtained or will be obtained under the 1933 Act, the 1934 Act, the 1940 Act, the Surviving Fund Charter, the charter of the Target Fund, the Maryland General Corporation Law and the listing rules of the NYSE, and (ii) such as may be required by state securities laws.

(d)       The Target Fund is not, and the execution, delivery and performance of this Agreement by the Target Fund will not result, in violation of the laws of the State of Maryland or of the charter of the Target Fund or the bylaws of the Target Fund, or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Target Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Target Fund will not result in the acceleration of any obligation, or the imposition of any fee, payment or penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Target Fund is a party or by which it is bound.

(e)       The Target Fund has been furnished with the Surviving Fund’s Annual Report to Stockholders for the year ended November 30, 2022.

(f)       [RESERVED]

(g)       The Target Fund has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of the Target Fund Board, and, subject to approval by stockholders of the Target Fund and the Surviving Fund of the issuance of additional shares of Surviving Fund Common Stock, this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(h)       At the Closing Date, the Target Fund will have good and marketable title to its assets held immediately before the Closing Date, which are free and clear of any material liens, pledges or encumbrances except those previously disclosed to the Surviving Fund.

(i)       No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending (in which service of process has been received) or to its knowledge threatened against the Target Fund or any properties or assets held by it. The Target Fund knows of no facts that might form the basis for the institution of such proceedings which would adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which adversely affects its business or its ability to consummate the transactions herein contemplated.

(j)       All material contracts outstanding to which the Target Fund is a party have been disclosed in the Target Fund’s reports filed with the SEC.

(k)       The statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of portfolio investments (indicating their market values) of the Target Fund at, as of and for the fiscal year ended November 30, 2022, audited by PricewaterhouseCoopers LLP, independent registered public accounting firm to the Target Fund, copies of which have been furnished to the Surviving Fund, fairly reflect the financial condition, results of operations, and changes in net assets of the Target Fund as of such date and for the period then ended in accordance with GAAP consistently applied, and the Target Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets and liabilities referred to above, or those incurred in the ordinary course of its business since November 30, 2022.

(l)       Except as disclosed in accordance with this Section 2.2(l), since November 30, 2022, there has not been any material adverse change in the Target Fund’s financial condition, assets, liabilities or business and the Target Fund has no known liabilities of a material amount, contingent or otherwise, required to be disclosed in a balance sheet in accordance with GAAP other than those shown on the Target Fund’s statements of assets, liabilities and capital referred to above, those incurred in the ordinary course of its business as an investment company since November 30, 2022, and those incurred or to be incurred in connection with the Merger. On the date hereof and as of the Closing Date, the Target Fund will advise the Surviving Fund in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued. For purposes of this Section 2.2(l), customary distributions, changes in portfolio securities, a decline in net asset value per share of the Surviving Fund due to declines in market values of securities in the Target Fund’s portfolio or the discharge of the Target Fund’s liabilities will not constitute a material adverse change.

(m)       All federal and other tax returns and information reports of the Target Fund required by law to have been filed, shall have been filed, and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Target Fund’s knowledge, no such return is currently being amended or under audit and no assessment has been asserted with respect to such returns. All tax liabilities of the Target Fund have been adequately provided for on its books, and no tax deficiency or liability of the Target Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

(n)       The Target Fund has not taken any action and does not know of any fact or circumstance that could reasonably be expected to prevent the Merger from qualifying as a reorganization within the meaning of Section 368(a) of the Code.

(o)       The Registration Statement, on the effective date of the Registration Statement, at the time of the stockholders’ meetings referred to in Section 4 of this Agreement and at the Closing Date, insofar as it relates to the Target Fund (i) shall have complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this Section 2.2(o) shall apply only to statements in, or omissions from, the Registration Statement made in reliance upon and in conformity with information furnished by the Target Fund for use in the Registration Statement.

(p)       All issued and outstanding shares of Target Fund Common Stock and Target Fund Preferred Stock (i) have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, or applicable exemptions therefrom, (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of the transfer agent as provided in Section 4.6. The Target Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any shares of Target Fund Common Stock or Target Fund Preferred Stock, nor is there outstanding any security convertible into, or exchangeable for, any shares of Target Fund Common Stock or Target Fund Preferred Stock.

(q)       All issued and outstanding Target Fund Notes (i) have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, or applicable exemptions therefrom, (ii) are, and on the Closing Date will be, duly executed, authenticated, issued and delivered, (iii) have been, at the time of issuance, offered, issued and sold in compliance with any and all applicable asset coverage, parity and other requirements of the 1940 Act and the rules and regulations thereunder, (iv) have been issued in an aggregate amount not exceeding the amount that, upon their issuance, would have resulted in the face value of such Target Fund Notes at issuance, plus any outstanding leverage, equaling 33 1/3% of the Target Fund’s total assets, and (v) will be held at the time of the Closing by the persons and in the amounts set forth in the records of the transfer agent or the Target Fund as provided in Section 4.6.

(r)       As of both the Valuation Time and immediately prior to the Effective Time, the Target Fund will have full right, power and authority to effect the transfer of the Investments (as defined below) and any other assets and liabilities of the Target Fund to be transferred to the Surviving Fund pursuant to this Agreement and except as otherwise specified in this Agreement. Immediately prior to the Effective Time, the Target Fund will own the Investments and any such other assets subject to no encumbrances, liens or security interests in favor of any third party creditor of the Target Fund, and without any restrictions upon the transfer thereof, including such restrictions as might arise under the 1933 Act. As used in this Agreement, the term “Investments” shall mean the Target Fund’s investments shown on the schedule of its portfolio of investments as of November 30, 2022 referred to in Section 2.2(k) hereof, as supplemented with such changes as the Target Fund shall make after November 30, 2022, which changes shall be disclosed to the Surviving Fund in an updated schedule of investments, and changes resulting from stock dividends, stock splits, mergers and similar corporate actions through the Closing Date.

(s)       The books and records of the Target Fund made available to the Surviving Fund are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Target Fund.

(t)       No agent, broker, finder or investment or commercial banker, or other person or firm engaged by or acting on behalf of the Target Fund in connection with the negotiation, execution or performance of this Agreement or any other agreement contemplated hereby, or the consummation of the transactions contemplated hereby, is or will be entitled to any broker’s or finder’s or similar fees or other commissions as a result of the consummation of such transactions.

3             computation of net asset value.

The net asset value per share of the Target Fund Common Stock and the Surviving Fund Common Stock shall be such party’s most recently calculated net asset value per share as of the Business Day immediately prior to the Closing Date (the “Valuation Time”), determined using valuation practices consistently applied since such party’s last Annual Report to Stockholders, which also will be substantially and materially consistent with the valuation practices used with respect to such party’s last Annual Report to Stockholders, and shall be subject to adjustment by such party in accordance with Section 1.1(g). The Target Fund’s net asset value per share shall also be adjusted to accrue for all expenses necessary to conclude the operations of the Target Fund. Those net asset value calculations shall reflect the allocation of actual and estimated expenses specified in Section 8.2.

4             COVENANTS

4.1           Operations in the Normal Course. Each party covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include purchases and sales of portfolio securities and the declaration and payment of customary distributions. Notwithstanding the forgoing, the Target Fund will manage its portfolio with the same approximate level of trading, turnover and leverage consistent with past practice, except to the extent discussed in advance with the Surviving Fund.

4.2           Stockholders’ Meeting; Merger Sub Equityholder Consent.

(a)       The Target Fund and the Surviving Fund will mutually cooperate, using reasonable best efforts, to expeditiously prepare the Registration Statement (including a combined proxy statement and prospectus) and have it declared effective by the SEC as soon as reasonably practicable. The Surviving Fund and the Target Fund agree to reasonably cooperate with any review of financial information and financial statements by PricewaterhouseCoopers LLP that is reasonably required in connection with the preparation and filing of the Registration Statement, including the issuance of any consents by that firm. The Registration Statement (including the proxy statement and prospectus) will comply in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder. Each party will provide the materials and information necessary to prepare the Registration Statement, for inclusion therein, in connection with the stockholders’ meetings of the Target Fund to consider the approval of this Merger and of the Surviving Fund to consider the approval of the issuance of additional shares of Surviving Fund Common Stock in connection with the Merger, each as described herein. If, at any time prior to the effective time of the Merger, a party becomes aware of any untrue statement of material fact or omission to state a material fact required to be stated therein or necessary to make the statements made not misleading in light of the circumstances under which they were made, the party discovering the item shall notify the other party and the parties shall cooperate in promptly preparing, filing and clearing with the SEC and, if appropriate, distributing to stockholders appropriate disclosure with respect to the item.

(b)       As soon as reasonably practicable following the effective date of the Registration Statement, the Target Fund and the Surviving Fund shall hold a joint meeting of stockholders for the purpose of approving the Merger and the issuance of additional shares of Surviving Fund Common Stock, each as described herein.

(c)       As soon as reasonably practicable following the approval of the Merger and the issuance of additional shares of Surviving Fund Common Stock by the stockholders of the Target Fund and the Surviving Fund, respectively, the Surviving Fund, as the sole equityholder of Merger Sub, shall execute and deliver to the Target Fund a true and correct copy of a written consent approving the Merger that is duly executed by the Surviving Fund in accordance with the governing documents of Merger Sub and the Maryland General Corporation Law.

(d)       From and after the date hereof, the Target Fund and the Surviving Fund will reasonably cooperate with each other and their respective representatives with respect to fees, expenses, budgets and strategy regarding the proxy solicitation.

(e)       The Target Fund and the Surviving Fund agree to cooperate fully with each other, and will have furnished the information relating to itself to be set forth in the Registration Statement as required by the 1933 Act, the 1934 Act, the 1940 Act, and the rules and regulations thereunder and the state securities or blue sky laws.

4.3           Regulatory Filings.

(a)       Subject to the provisions of this Agreement, the Target Fund and the Surviving Fund will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to cause the conditions to the other party’s obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

(b)       The Surviving Fund will (i) obtain the approvals and authorizations required of it by the 1933 Act, the 1940 Act, the Surviving Fund Charter, the Maryland General Corporation Law, the listing rules of the NYSE and such state securities or blue sky laws as it may deem appropriate in order to consummate the Merger and continue with its operations after the Closing Date, (ii) cause to be delivered to each stockholder of record the Registration Statement and (iii) take all other actions reasonably necessary to obtain any approvals required to complete the transactions contemplated by this Agreement.

(c)       The Target fund will (i) obtain the approvals and authorizations required of it by the 1933 Act, the 1940 Act, the Surviving Fund Charter, the Maryland General Corporation Law, the listing rules of the NYSE and such state securities or blue sky laws as it may deem appropriate in order to consummate the Merger, (ii) cause to be delivered to each stockholder of record the Registration Statement and (iii) take all other actions reasonably necessary to obtain any approvals required to complete the transactions contemplated by this Agreement.

(d)       The Target Fund undertakes that, if the Merger is consummated, it will file, or cause its agents to file, an application pursuant to Section 8(f) of the 1940 Act for an order declaring that the Target Fund has ceased to be a registered investment company.

4.4           Preservation of Assets. The Surviving Fund agrees that it has no plan or intention to sell or otherwise dispose of the assets of the Target Fund to be acquired in the Merger, except for dispositions made in the ordinary course of business.

4.5           Tax Matters. Each of the parties agrees that by the Closing Date all of its federal and other tax returns and reports required to be filed on or before such date shall have been filed and all taxes shown as due on said returns either have been paid or adequate liability reserves have been provided for the payment of such taxes. In connection with this covenant, the parties agree to cooperate with each other in filing any tax return, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. The Surviving Fund agrees to retain for a period of ten (10) years following the Closing Date all returns, schedules and work papers and all material records or other documents relating to tax matters of the Target Fund for its final taxable year and for all prior taxable periods. Any information obtained under this Section 4.5 shall be kept confidential except as otherwise may be necessary in connection with the filing of returns or claims for refund or in conducting an audit or other proceeding. After the Closing Date, the Surviving Fund shall prepare, or cause its agents to prepare, any federal, state or local tax returns, including any Forms 1099, required to be filed and provided to required persons by the Target Fund with respect to its final taxable year ending with the Closing Date and for any prior periods or taxable years for which the due date for such return has not passed as of the Closing Date and further shall cause such tax returns and Forms 1099 to be duly filed with the appropriate taxing authorities and provided to required persons. Notwithstanding the aforementioned provisions of this Section 4.5, any expenses incurred by the Surviving Fund (other than for payment of taxes) in excess of any accrual for such expenses by the Target Fund in connection with the preparation and filing of said tax returns and Forms 1099 after the Closing Date shall be borne by the Surviving Fund.

4.6           Security Holder List. Prior to the Closing Date, the Target Fund shall have made arrangements with its transfer agent to deliver to the Surviving Fund a list of the names and addresses of all of the holders of record of Target Fund Common Stock, Target Fund Preferred Stock and Target Fund Notes on the Closing Date and the respective number of shares of Target Fund Common Stock and Target Fund Preferred Stock owned by each such shareholder, and the respective unpaid principal amount of the applicable series of Target Fund Notes held by each such noteholder, certified by the Target Fund’s transfer agent or President to the best of his or her knowledge and belief.

4.7           Tax Status of Merger. The Surviving Fund and the Target Fund will (a) use all reasonable best efforts to cause the Merger to constitute a reorganization under Section 368(a) of the Code and (b) shall execute and deliver officer’s certificates containing appropriate representations at such time or times as may be reasonably requested by counsel, including the effective date of the Registration Statement and the Closing Date, for purposes of rendering opinions with respect to the tax treatment of the Merger.

4.8           Preferred Stock. The Surviving Fund will comply with the terms and provisions of the Articles Supplementary for the Series U, Series V and Series W Surviving Fund Preferred Stock, which Articles Supplementary will provide for such Surviving Fund Preferred Stock to have substantially identical terms as the corresponding series of Target Fund Preferred Stock for which it is being exchanged.

4.9           Notes. The Surviving Fund will comply with the terms and provisions of the applicable Notes Purchase Agreement for each respective series of Surviving Fund Notes, which Notes Purchase Agreement will provide for any such Surviving Fund Notes to be issued in replacement of Target Fund Notes to have identical terms as the corresponding series of Target Fund Notes for which they are being exchanged.

4.10         NYSE Listing. The Surviving Fund agrees to use its reasonable best efforts to cause the Surviving Fund Common Stock to be issued pursuant to this Agreement to be listed on the NYSE. The Target Fund and the Surviving Fund agree that, because the Target Fund Preferred Stock was issued in a private placement and is not registered under the 1934 Act, the Surviving Fund Preferred Stock to be issued pursuant to this Agreement is not required to be listed on the NYSE.

4.11         Delisting, Termination of Registration as an Investment Company. The Target Fund agrees that (i) the delisting of the Target Fund Common Stock with the NYSE and (ii) the termination of its registration as an investment company under the 1940 Act will be effected in accordance with applicable law as soon as practicable following the Closing Date.

5              CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE TARGET FUND

The obligations of the Target Fund to consummate the transactions provided for herein shall be subject, at the Target Fund’s election, to the following conditions:

5.1           Certificates and Statements by the Surviving Fund.

(a)       The Surviving Fund shall have furnished to the Target Fund a certificate signed by its President (or any Vice President), dated the Closing Date, certifying that as of the Closing Date, all representations and warranties made by the Surviving Fund in this Agreement are true and correct in all material respects as if made at and as of such date and the Surviving Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.

(b)       The Surviving Fund shall have optionally complied with the requirements of Section 15(f) of the 1940 Act.

5.2           Merger Litigation. There shall be no material litigation pending that claims the proposed Merger is not permitted or authorized, was not validly approved or otherwise would not be valid or legally consummated.

5.3           Regulatory Orders. The Surviving Fund shall have received from any relevant state securities administrator such order or orders as are reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act, and any applicable state securities or blue sky laws in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

6             CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SURVIVING FUND

The obligations of the Surviving Fund to consummate the transactions provided for herein shall be subject, at the Surviving Fund’s election, to the following conditions:

6.1           Certificates and Statements by the Target Fund.

(a)       The Target Fund shall have furnished a statement of assets, liabilities and capital, together with a schedule of investments with their respective dates of acquisition and tax costs, certified on its behalf by its President (or any Vice President) and its Treasurer, and a certificate executed by both such officers, dated the Closing Date, certifying that there has been no material adverse change in its financial position since November 30, 2022, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

(b)       The Target Fund shall have furnished to the Surviving Fund a certificate signed by its President (or any Vice President), dated as of the Closing Date, certifying that as of the Closing Date, all representations and warranties made by the Target Fund in this Agreement are true and correct in all material respects as if made at and as of such date and that the Target Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such date.

6.2           Merger Litigation. There shall be no material litigation pending that claims the proposed Merger is not permitted or authorized, was not validly approved or otherwise would not be valid or legally consummated.

6.3           Custodian’s Certificate. The Target Fund’s custodian shall have delivered to the Surviving Fund a certificate identifying all of the assets of the Target Fund held or maintained by such custodian as of the Valuation Time.

6.4           Books and Records. The Target Fund’s transfer agent shall have provided to the Surviving Fund (i) the originals or true copies of all of the records of the Target Fund in the possession of such transfer agent as of the Closing Date, (ii) a certificate setting forth the number of shares of Target Fund Common Stock outstanding as of the Valuation Time, and (iii) the name and address of each holder of record of any shares and the number of shares held of record by each such shareholder.

7              FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF SURVIVING FUND AND TARGET FUND

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Target Fund or the Surviving Fund, the other party to this Agreement shall be entitled, at its option, to refuse to consummate the transactions contemplated by this Agreement provided that the terminating party has used its reasonable commercial efforts to satisfy its obligations and the conditions set forth in this Agreement:

7.1           Approval of Merger and Issuance of Surviving Fund Stock.

(a)       The Merger shall have been approved by a majority of the outstanding shares of Target Fund Common Stock and Target Fund Preferred Stock (voting together).

(b)       The issuance of additional shares of Surviving Fund Common Stock in connection with the Merger shall have been approved by a majority of votes cast by the holders of the issued and outstanding Surviving Fund Common Stock and Surviving Fund Preferred Stock (voting together).

(c)       The Surviving Fund shall have delivered to the Target Fund a copy of the resolutions approving this Agreement pursuant to this Agreement adopted by the Surviving Fund Board and the resolutions approving the issuance of additional shares of Surviving Fund Common Stock in connection with the Merger adopted by the Surviving Fund’s stockholders, certified by its secretary; and the Target Fund shall have delivered to the Surviving Fund a copy of the resolutions approving this Agreement adopted by the Target Fund Board and the Target Fund’s stockholders, certified by its secretary.

7.2           Regulatory Filings.

(a)       The SEC shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Merger under Section 25(c) of the 1940 Act; no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of the Target Fund or would prohibit the Merger.

(b)       On the Closing Date, no court or governmental agency of competent jurisdiction shall have issued any order that remains in effect and that restrains or enjoins the Target Fund or the Surviving Fund from completing the transactions contemplated by this Agreement.

7.3           Consents. All of the consents of other parties referenced on Schedule 2.2(c) have been obtained, or the applicable contract has been terminated in respect of the Target Fund.

7.4           Registration Statement. The Registration Statement shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending.

7.5           Tax Opinion. The Surviving Fund and the Target Fund shall have received the opinion of Paul Hastings LLP, dated as of the Closing Date, substantially to the effect that, based upon certain facts, assumptions and representations made by the Target Fund, the Surviving Fund and their respective authorized officers:

(a)       the Merger as provided in this Agreement will constitute a reorganization within the meaning of Section 368(a)(1) of the Code and that the Surviving Fund and the Target Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(b)       except for consequences regularly attributable to a termination of the Target Fund’s taxable year, no gain or loss will be recognized to the Target Fund as a result of the Merger or upon the distribution of shares of Surviving Fund Common Stock to holders of shares of Target Fund Common Stock;

(c)       no gain or loss will be recognized to the Surviving Fund as a result of the Merger or upon the distribution of shares of Surviving Fund Common Stock to holders of shares of Target Fund Common Stock;

(d)       no gain or loss will be recognized to the holders of the Target Fund Common Stock upon the distribution of shares of Surviving Fund Common Stock to holders of shares of Target Fund Common Stock, except to the extent such holders are paid cash in lieu of fractional shares of Surviving Fund Common Stock in the Merger;

(e)       the tax basis of the Target Fund assets in the hands of the Surviving Fund will be the same as the tax basis of such assets in the hands of the Target Fund immediately before the consummation of the Merger;

(f)       immediately after the Merger, the aggregate tax basis of the Surviving Fund Common Stock received by each holder of Target Fund Common Stock in the Merger (including that of fractional share interests purchased by the Surviving Fund) will be equal to the aggregate tax basis of the shares of Target Fund Common Stock owned by such shareholder immediately before the Merger less any tax basis allocable to cash consideration received pursuant to the Merger;

(g)       a stockholder’s holding period for Surviving Fund Common Stock (including that of fractional share interests purchased by the Surviving Fund) will be determined by including the period for which he or she held shares of Target Fund Common Stock converted pursuant to the Merger, provided that such shares of Target Fund Common Stock were held as capital assets;

(h)       the Surviving Fund’s holding period with respect to the Target Fund’s assets transferred will include the period for which such assets were held by the Target Fund;

(i)       a stockholder of the Target Fund who exchanges all of its Target Fund Common Stock solely for cash will generally recognize gain or loss equal to the difference between the amount of cash received and the tax basis of the Target Fund Common Stock exchanged;

(j)       a stockholder of the Target Fund who exchanges all of its Target Fund Common Stock for a combination of Surviving Fund Common Stock and cash will recognize gain (but not loss) in such exchange equal to the lesser of (i) the amount of cash received in the Merger (excluding any cash received in respect of fractional shares) and (ii) the amount of gain realized in the transaction; and

(k)       the payment of cash to the holders of Target Fund Common Stock in lieu of fractional shares of Surviving Fund Common Stock will be treated as though such fractional shares were distributed as part of the Merger and then redeemed by the Surviving Fund with the result that the holder of Target Fund Common Stock will generally have a capital gain or loss to the extent the cash distribution differs from such stockholder’s basis allocable to the fractional shares of Surviving Fund Common Stock.

The delivery of such opinion is conditioned upon the receipt by Paul Hastings LLP of reasonable representations it shall request of the Surviving Fund and the Target Fund. Notwithstanding anything herein to the contrary, neither the Surviving Fund nor the Target Fund may waive the condition set forth in this Section 7.5.

8       BROKER FEES; EXPENSES

8.1           Broker Fees. Neither of the Surviving Fund and the Target Fund owes any broker’s or finder’s fees in connection with the transactions provided for herein.

8.2           Payment of Expenses. All expenses of the Merger will be borne by the Surviving Fund and the Target Fund. Costs will be allocated one-half to the Target Fund and one-half to the Surviving Fund. Such expenses shall include, but not be limited to, all costs related to the preparation and distribution of the Registration Statement, the negotiation and execution of this Agreement, proxy solicitation expenses, SEC registration fees, NYSE listing fees, trustees fees, and all other reasonable third party expenses.

9              COOPERATION FOLLOWING EFFECTIVE DATE

In case at any time after the Closing Date any further action is necessary to carry out the purposes of this Agreement, each of the parties will take such further action (including the execution and delivery of such further instruments and documents) as the other party may reasonably request, all at the sole cost and expense of the requesting party. The Target Fund acknowledges and agrees that from and after the Closing Date, the Surviving Fund shall be entitled to possession of all documents, books, records, agreements and financial data of any sort pertaining to the Target Fund.

10           ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1         Entire Agreement. The Surviving Fund and the Target Fund agree that neither party has made any representation, warranty or covenant not set forth herein, and that this Agreement and the other documents delivered in connection with this Agreement constitute the entire agreement between the parties.

10.2         Survival of Warranties. The covenants to be performed after the Closing by the Surviving Fund shall survive the Closing. All other representations, warranties and covenants to be performed prior to or at the Closing contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder and shall terminate on the Closing.

11           TERMINATION AND WAIVERS

11.1         Termination by Mutual Agreement. This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time before the Closing Date by mutual agreement of the Target Fund and the Surviving Fund.

11.2         Termination by Surviving Fund or Target Fund. This Agreement may be terminated by either the Target Fund or the Surviving Fund at its option at or prior to the Closing Date because:

(a)       of a material breach by the other party of any representation, warranty, covenant or agreement contained herein to be performed by the other party at or prior to the Closing Date; provided that such other party shall have been given a period of 30 days from the date of notice of such breach to cure such breach and shall have failed to do so;

(b)       by either the Surviving Fund or Target Fund if the Effective Time does not occur on or prior to February 29, 2024; or

(c)       any governmental authority of competent jurisdiction shall have issued any judgment, injunction, order, ruling or decree or taken any other action restraining, enjoining or otherwise prohibiting this Agreement or the consummation of any of the transactions contemplated herein and such judgment, injunction, order, ruling, decree or other action becomes final and non-appealable; provided that the party seeking to terminate this Agreement pursuant to this Section 11.2(c) shall have used its reasonable best efforts to have such judgment, injunction, order, ruling, decree or other action lifted, vacated or denied.

11.3         Waiver. At any time before the Closing Date, any of the terms or conditions of this Agreement may be waived by either the Target Fund Board or the Surviving Fund Board (whichever is entitled to the benefit thereof), if, in the judgment of such board after consultation with fund counsel, such action or waiver will not have a material adverse effect on the benefits intended in this Agreement to the stockholders or the stockholders, as applicable, of their respective fund, on behalf of which such action is taken. The failure of either Party hereto to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of either Party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to be a waiver of any other or subsequent breach.

12           MATERIAL PROVISIONS

All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

13           AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Target Fund and the Surviving Fund; provided, however, that following the joint meeting of the Target Fund and Surviving Fund Stockholders, no such amendment may have the effect of changing the provisions for determining the number of shares of Surviving Fund Common Stock to be issued to the holders of Target Fund Common Stock under this Agreement to the detriment of such stockholders without their further approval.

14           NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., email), personal service or prepaid or certified mail addressed to the Surviving Fund or the Target Fund, at its address set forth in the preamble to this Agreement, in each case to the attention of its President.

15           ENFORCEABILITY; HEADINGS; COUNTERPARTS; GOVERNING LAW AND JURISDICTION; SEVERABILITY; ASSIGNMENT; LIMITATION OF LIABILITY

15.1         Enforceability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

15.2         Headings. The Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.3         Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.4         Governing Law and Jurisdiction. This Agreement shall be governed by and construed and interpreted in accordance with the internal laws of the State of Maryland.

15.5         Successors and Assigns. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

By:	/s/ James C. Baker, Jr.
	Name:	James C. Baker, Jr.
	Title:	Chairman of the Board of Directors, President and Chief Executive Officer

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

By:	/s/ James C. Baker, Jr.
	Name:	James C. Baker, Jr.
	Title:	Chairman of the Board of Directors, President and Chief Executive Officer

Schedule A-1

•	Sixth Amended and Restated Credit Agreement with JPMorgan Chase Bank, N.A. dated February 24, 2023.

•	Credit Agreement with Sumitomo Mitsui Banking Corporation dated August 6, 2021.

The information in this Statement of Additional Information is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to completion, dated April 28, 2023

STATEMENT OF ADDITIONAL INFORMATION

RELATING TO THE MERGER OF
KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
AND
KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
Dated           , 2023

This Statement of Additional Information should be read in conjunction with the joint proxy statement/prospectus dated              , 2023 relating to the proposed combination of Kayne Anderson NextGen Energy & Infrastructure, Inc. (“KMF”) and Kayne Anderson Energy Infrastructure Fund, Inc. (“KYN”), pursuant to which KMF will be merged with and into a wholly owned subsidiary (“Merger Sub”) of KYN (the “Merger”). Pursuant to the Merger Agreement, KMF stockholders will be entitled to receive in exchange for each of their outstanding shares of KMF common stock either (i) shares of KYN common stock equal to 100% of the NAV per share of the KMF common stock (“Stock Consideration”), or (ii) an amount of cash equal to 95% of the NAV per share of the KMF common stock (“Cash Consideration”). No fractional shares of KYN common stock will be issued in the Merger; instead KMF stockholders will receive cash in an amount equal to the value of the fractional shares of KYN common stock that they would otherwise have received. KMF stockholders’ right to elect to receive Cash Consideration is subject to the adjustment and proration procedures set forth in the Merger Agreement to ensure that the total number of shares of KMF common stock converted into the right to receive Cash Consideration will not exceed 7,079,620 shares (representing 15% of the outstanding shares of KMF common stock prior to the closing of the Merger). KMF will then cease its separate existence under Maryland law and terminate its registration under the 1940 Act. Immediately following the Merger, it is expected that Merger Sub will be merged with and into KYN.

KYN and KMF are each also referred to in this Statement of Additional Information individually as a “Company” and collectively as the “Companies.” KYN following the Merger is referred to in this Statement of Additional Information as the “Combined Company.” References to “we” “us” or “our” in this Statement of Additional Information are references to KYN.

The aggregate NAV of KYN common stock received by KMF common stockholders receiving Stock Consideration in the Merger will equal the aggregate NAV of the exchanged KMF common stock (excluding cash distributed by KYN for fractional shares). KYN will be the accounting survivor following the closing of the Merger and will continue to operate after the Merger as a registered, non-diversified, closed-end management investment company with the investment objectives and policies described in the joint proxy statement/prospectus.

In connection with the Merger, each holder of a KMF Series H Mandatory Redeemable Preferred Share (“KMF Series H MRP Shares”), a KMF Series I Mandatory Redeemable Preferred Share (“KMF Series I MRP Shares”) or a KMF Series J Mandatory Redeemable Preferred Share (“KMF Series J MRP Shares” and together with the KMF Series H MRP Shares and the KMF Series I MRP Shares, the “KMF MRP Shares”) will receive in a private placement an equivalent number of newly issued KYN Series U Mandatory Redeemable Preferred Shares (“KYN Series U MRP Shares”), KYN Series V Mandatory Redeemable Preferred Shares (“KYN Series V MRP Shares”) or KYN Series W Mandatory Redeemable Preferred Shares (“KYN Series W MRP Shares” and together with the KYN Series U MRP Shares and the KYN Series V MRP Shares, the “KYN MRP Shares”), as applicable, each having substantially identical terms as the respective KYN MRP Shares. The aggregate liquidation preference of the KYN MRP Shares received by the holders of KMF MRP Shares in the Merger will equal the aggregate liquidation preference of the KMF MRP Shares held immediately prior to the closing of the Merger. The KYN MRP Shares to be issued in the Merger will have equal priority with KYN’s existing outstanding preferred shares as to the payment of dividends and the distribution of assets in the event of a liquidation of KYN. In addition, the preferred shares of KYN, including the KYN MRP Shares to be issued in connection with the Merger, will be senior in priority to KYN common shares as to payment of dividends and the distribution of assets in the event of a liquidation of KYN.

Unless otherwise defined herein, capitalized terms have the meanings given to them in the joint proxy statement/prospectus.

This Statement of Additional Information is not a prospectus and should be read in conjunction with the joint proxy statement/prospectus. A copy of the joint proxy statement/prospectus may be obtained, without charge, by writing to KYN at 811 Main Street, 14th Floor, Houston, TX 77002.

KYN will provide, without charge, upon the written or oral request of any person to whom this Statement of Additional Information is delivered, a copy of any and all documents that have been incorporated by reference in the registration statement of which this Statement of Additional Information is a part.

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TABLE OF CONTENTS

Page

INVESTMENT LIMITATIONS	SAI-3
OUR INVESTMENTS	SAI-6
MANAGEMENT	SAI-11
INDEMNIFICATION OF DIRECTORS AND OFFICERS	SAI-23
CONTROL PERSONS	SAI-24
INVESTMENT ADVISER	SAI-25
NET ASSET VALUE	SAI-27
PORTFOLIO TRANSACTIONS	SAI-29
TAX MATTERS	SAI-31
PROXY VOTING POLICIES	SAI-33
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	SAI-35
PERFORMANCE RELATED AND COMPARATIVE INFORMATION	SAI-35
ADDITIONAL INFORMATION	SAI-35
FINANCIAL STATEMENTS	SAI-35

SAI-2

INVESTMENT LIMITATIONS

This section supplements the disclosure in the joint proxy statement/prospectus and provides additional information on the investment limitations of KYN. Investment limitations identified as fundamental may only be changed with the approval of the holders of a majority of a Company’s outstanding voting securities (which for this purpose and under the 1940 Act means the lesser of (1) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are represented or (2) more than 50% of the outstanding voting shares).

Investment limitations stated as a maximum percentage of a Company’s assets are only applied immediately after, and because of, an investment or a transaction to which the limitation is applicable (other than the limitations on borrowing). Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with a Company’s investment limitations. All limitations that are based on a percentage of total assets include assets obtained through leverage.

KYN’s investment objective is to provide a high after-tax total return with an emphasis on making cash distributions to stockholders.

There can be no assurance that KYN will achieve its investment objective.

Fundamental Investment Limitations

Except as described below, we, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding voting securities:

1)	Change the investment objective listed above.

2)	Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments.

3)	Purchase or sell commodities.

4)	Borrow money or issue senior securities, except to the extent permitted by the 1940 Act or the SEC.

5)	Make loans to other persons except (a) through the lending of our portfolio securities, (b) through the purchase of debt obligations, loan participations and/or engaging in direct corporate loans in accordance with its investment objectives and policies, and (c) to the extent the entry into a repurchase agreement is deemed to be a loan (in each case subject to certain exceptions).

6)	Act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable securities laws.

7)	Concentrate our investments in a particular “industry” (other than investments in the Energy Infrastructure Industry and investments in securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities)

Non-fundamental Investment Policies

The following investment policies are considered non-fundamental and may be changed by the Board of Directors without the approval of the holders of a majority of KYN’s voting securities, provided that KYN’s securities holders receive at least 60 days’ prior written notice of any change.

●	We intend to invest at least 80% of total assets in public and private securities of Energy Infrastructure Companies.

●	We intend to invest at least 50% of our total assets in publicly traded securities of Energy Infrastructure Companies.

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●	Under normal market conditions, we may invest up to 50% of our total assets in unregistered or otherwise restricted securities. The types of unregistered or otherwise restricted securities that we may purchase include common equity, preferred equity, convertible equity and other securities of other public and private companies.

●	We may invest up to 15% of our total assets in any single issuer.

●	We may invest up to 20% of our total assets in debt securities, including below investment grade debt securities rated, at the time of investment, at least B3 by Moody’s, B- by Standard & Poor’s or Fitch, comparably rated by another rating agency or, if unrated, determined by KAFA to be of comparable quality. In addition, up to one-quarter of our permitted investments in debt securities (or up to 5% of our total assets) may be invested in unrated debt securities or debt securities that are rated less than B3/B- of public or private companies.

●	We may, but are not required to, use derivative investments and engage in short sales to hedge against interest rate and market risks.

●	Under normal market conditions, our policy is to utilize our debt securities, revolving credit facility and other borrowings, and our preferred stock (collectively, “Leverage Instruments”) in an amount that represents approximately 20% to 25% of our total assets (our “target leverage levels”), including proceeds from such Leverage Instruments. However, we reserve the right at any time, based on market conditions, (i) to reduce our target leverage levels or (ii) to use Leverage Instruments to the extent permitted by the 1940 Act.

For more information about the recent change in our non-fundamental policy relating to target leverage levels, please see “Notice of Changes to Non-Fundamental Investment Policies” in the accompanying joint proxy statement/prospectus.

Unless otherwise stated, all investment restrictions apply at the time of purchase and we will not be required to reduce a position due solely to market value fluctuations.

For purposes of the temporary investment positions that we take, and in general (unless otherwise noted), cash and cash equivalents are defined to include, without limitation, the following:

(1)	U.S. Government securities, which are obligations of, or securities guaranteed by, the U.S. Government, its agencies or instrumentalities.

(2)	Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000, therefore, certificates of deposit we purchased may not be fully insured.

(3)	Repurchase agreements, which involve purchases of debt securities. At the time we purchase securities pursuant to a repurchase agreement, we simultaneously agree to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures us a predetermined yield during the holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for us to invest temporarily available cash.

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(4)	Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between us and a corporation. There is no secondary market for such notes. However, they are redeemable by us at any time. KAFA will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity measures) and will continuously monitor the corporation’s ability to meet all its financial obligations, because our liquidity might be impaired if the corporation were unable to pay principal and interest on demand. To be characterized by us as “cash or cash equivalents,” investments in commercial paper will be limited to commercial paper rated in the highest categories by a rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

(5)	Bankers’ acceptances, which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

(6)	Bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

(7)	Shares of money market funds in accordance with the applicable provisions of the 1940 Act.

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OUR INVESTMENTS

At any given time, we expect that our portfolio will have some or all of the types of the following types of investments: (i) equity securities of Energy Infrastructure Companies, including Midstream Energy Companies, Renewable Infrastructure Companies and Utility Companies, (ii) debt securities of Energy Infrastructure Companies, and (iii) equity and debt securities of other public and private issuers.

Description of Energy Infrastructure Companies

Energy Infrastructure Companies consist of (i) Midstream Energy Companies, (ii) Renewable Infrastructure Companies and (iii) Utility Companies, each of which is described in further detail below.

Description of Midstream Energy Companies

Midstream Energy Companies are companies that primarily own and operate Midstream Assets, which are the assets used (a) transporting, storing, gathering, processing, fractionating, distributing, or marketing of natural gas, natural gas liquids, crude oil, refined products or water produced in conjunction with such activities or (b) the capture, transportation or sequestration of carbon dioxide. Midstream Energy Companies may be structured as Master Limited Partnerships or taxed as corporations. For purposes of our investment policies, Midstream Energy Companies include companies that (i) derive at least 50% of their revenue or operating income from operating Midstream Assets or providing services for the operation of such assets or (ii) have Midstream Assets that represent the majority of their assets.

Master Limited Partnerships are entities that are publicly traded and are treated as partnerships for federal income tax purposes. Master Limited Partnerships are typically structured as limited partnerships or as limited liability companies treated as partnerships. The units for these entities are listed and traded on a U.S. securities exchange. To qualify as a Master Limited Partnership, the entity must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Code. These qualifying sources include natural resource-based activities such as the exploration, development, mining, production, gathering, processing, refining, transportation, storage, distribution and marketing of mineral or natural resources. Limited partnerships have two classes of interests: general partner interests and limited partner interests. The general partner typically controls the operations and management of the partnership through an equity interest in the partnership (typically up to 2% of total equity). Limited partners own the remainder of the partnership and have a limited role in the partnership’s operations and management.

Renewable Infrastructure Companies

Renewable Infrastructure Companies are companies that own and/or operate Renewable Infrastructure Assets, which are assets used in the generation, production, distribution, transportation, transmission, storage and marketing of energy including, but not limited to, electricity, steam, natural gas or transportation fuels from renewable sources such as solar, wind, flowing water (hydroelectric power), geothermal, biomass and organic waste. For purposes of our investment policies, Renewable Infrastructure Companies include companies that (i) derive at least 50% of their revenues or operating income from operating Renewable Infrastructure Assets or providing services for the operation of such assets or (ii) have Renewable Infrastructure Assets that represent the majority of their assets.

Utility Companies

Utility companies are companies that own and/or operate Utility Assets, which are assets, other than Renewable Infrastructure Assets, that are used in the generation, production, distribution, transportation, transmission, storage and marketing of energy, including, but not limited to, electricity, natural gas and steam. For purposes of our investment policies, Utility Companies include companies that (i) derive at least 50% of their revenues or operating income from operating Utility Assets or providing services for the operation of such assets or (ii) have Utility Assets that represent the majority of their assets.

SAI-6

Investment Practices

Covered Calls

We may write call options with the purpose of generating cash from call premiums, generating realized gains and/or reducing our ownership of certain securities. We will only write call options on securities that we hold in our portfolio (i.e., covered calls). A call option on a security is a contract that gives the holder of such call option the right to buy the security underlying the call option from the writer of such call option at a specified price at any time during the term of the option. At the time the call option is sold, the writer of a call option receives a premium (or call premium) from the buyer of such call option. If we write a call option on a security, we have the obligation upon exercise of such call option to deliver the underlying security upon payment of the exercise price. When we write a call option, an amount equal to the premium received by us will be recorded as a liability and will be subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by us as realized gains from investments on the expiration date. If we repurchase a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether we have realized a gain or loss. We, as the writer of the option, bear the market risk of an unfavorable change in the price of the security underlying the written option.

Interest Rate Swaps

We may utilize hedging techniques such as interest rate swaps to mitigate potential interest rate risk on a portion of our Leverage Instruments. Such interest rate swaps would principally be used to protect us against higher costs on our Leverage Instruments resulting from increases in short-term interest rates. We anticipate that the majority of our interest rate hedges will be interest rate swap contracts with financial institutions.

Use of Arbitrage and Other Derivative-Based Strategies

We may use short sales, arbitrage and other strategies to try to generate additional return. As part of such strategies, we may (i) engage in paired long-short trades to arbitrage pricing disparities in securities held in our portfolio; (ii) purchase call options or put options; (iii) enter into total return swap contracts; or (iv) sell securities short. Paired trading consists of taking a long position in one security and concurrently taking a short position in another security within the same issuer or in issuers that operate in the same industry. With a long position, we purchase a stock outright; whereas with a short position, we would sell a security that we do not own and must borrow to meet our settlement obligations. We will realize a profit or incur a loss from a short position depending on whether the value of the underlying stock decreases or increases, respectively, between the time the stock is sold and when we replace the borrowed security. A total return swap is a contract between two parties designed to replicate the economics of directly owning a security.

Value of Derivative Instruments

For purposes of determining compliance with the requirement that we invest 80% of our total assets in Energy Infrastructure Companies, we value derivative instruments based on their respective current fair market values.

Other Risk Management Strategies

To a lesser extent, we may use various hedging and other risk management strategies to seek to manage market risks. Such hedging strategies would be utilized to seek to protect against possible adverse changes in the market value of securities held in our portfolio, or to otherwise protect the value of our portfolio. We may execute our hedging and risk management strategy by engaging in a variety of transactions, including buying or selling options or futures contracts on indexes.

SAI-7

Portfolio Turnover

We anticipate that our annual portfolio turnover rate will range between 15% and 25%, but the rate may vary greatly from year to year. Portfolio turnover rate is not considered a limiting factor in KAFA’s execution of investment decisions. For purposes of our investments in MLPs, the types of MLPs in which we intend to invest historically have made cash distributions to limited partners, a substantial portion of which would be treated as a non-taxable return of capital to the extent of our basis. As a result, the tax related to the portion of such distributions treated as return of capital would be deferred until subsequent sale of our MLP units, at which time we would pay any required tax on capital gain. A portion of the gain upon disposition of MLP units attributable to Internal Revenue Code Section 751 assets, including depreciation recapture, would be recognized as ordinary income. Ordinary income attributable to Section 751 assets may exceed the net taxable gain realized upon sale and may be recognized even if there is a net taxable loss upon disposition. We could therefore recognize both ordinary income and a capital loss upon disposition of MLP units. The sooner we sell such MLP units, the sooner we would be required to pay tax on resulting capital gains and/or ordinary income, and the cash available to us to pay distributions to our common stockholders in the year of such tax payment would be less than if such taxes were deferred until a later year. In addition, the greater the number of such MLP units that we sell in any year, i.e., the higher our turnover rate, the greater our potential tax liability for that year. These taxable gains and/or ordinary income may increase our current and accumulated earnings and profits, resulting in a greater portion of our common stock distributions being treated as dividend income to our common stockholders. In addition, a higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by us.

Use of Leverage

We generally will seek to enhance our total returns through the use of financial leverage, which may include the issuance of Leverage Instruments. Under normal market conditions, our policy is to utilize Leverage Instruments in an amount that represents approximately 20% - 25% of our total assets, including proceeds from such Leverage Instruments (which equates to 28% - 35% of our net asset value as of November 30, 2022). Notwithstanding this policy, based on market conditions at such time, we may use Leverage Instruments in amounts greater than our policy (to the extent permitted by the 1940 Act) or less than our policy. As of November 30, 2022, our Leverage Instruments represented approximately 21% of our total assets. At November 30, 2022, our asset coverage ratios under the 1940 Act were 602% and 443% for debt and total leverage (debt plus preferred stock), respectively. We target asset coverage ratios that give us ability to withstand declines in the market value of the securities we hold before breaching the financial covenants in our Leverage Instruments. These targets are dependent on market conditions and may vary from time to time. Currently, we are targeting asset coverage ratios that provide at least 40% of cushion relative to our financial covenants (i.e., market values could decline by approximately this amount before our asset coverage ratios would be equal to our financial covenants). Leverage creates a greater risk of loss, as well as potential for more gain, for our common stock than if leverage is not used. Our common stock is junior in liquidation and distribution rights to our Leverage Instruments. We expect to invest the net proceeds derived from any use of Leverage Instruments according to the investment objective and policies described in the joint proxy statement/prospectus.

Leverage creates risk for our common stockholders, including the likelihood of greater volatility of net asset value and market price of our common stock, and the risk of fluctuations in dividend rates or interest rates on Leverage Instruments which may affect the return to the holders of our common stock or will result in fluctuations in the distributions paid by us on our common stock. To the extent the return on securities purchased with funds received from Leverage Instruments exceeds their cost (including increased expenses to us), our total return will be greater than if Leverage Instruments had not been used. Conversely, if the return derived from such securities is less than the cost of Leverage Instruments (including increased expenses to us), our total return will be less than if Leverage Instruments had not been used, and therefore, the amount available for distribution to our common stockholders will be reduced. In the latter case, KAFA in its best judgment nevertheless may determine to maintain our leveraged position if it expects that the long-term benefits of so doing will outweigh the near-term impact of the reduced return to our common stockholders.

SAI-8

The management fees paid to KAFA will be calculated on the basis of our total assets including proceeds from Leverage Instruments. During periods in which we use financial leverage, the management fee payable to KAFA may be higher than if we did not use a leveraged capital structure. Consequently, we and KAFA may have differing interests in determining whether to leverage our assets. Our Board of Directors monitors our use of Leverage Instruments and this potential conflict. The use of leverage creates risks and involves special considerations.

The Maryland General Corporation Law authorizes us, without prior approval of our common stockholders, to borrow money. In this regard, we may obtain proceeds through Borrowings and may secure any such Borrowings by mortgaging, pledging or otherwise subjecting as security our assets. In connection with such Borrowings, we may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of such Borrowing over its stated interest rate.

Under the requirements of the 1940 Act, we, immediately after issuing any senior securities representing indebtedness, must have an asset coverage of at least 300% after such issuance. With respect to such issuance, asset coverage means the ratio which the value of our total assets, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of senior securities representing indebtedness issued by us.

The rights of our lenders to receive interest on and repayment of principal of any Borrowings will be senior to those of our common stockholders, and the terms of any such Borrowings may contain provisions which limit certain of our activities, including the payment of distributions to our common stockholders in certain circumstances. Under the 1940 Act, we may not declare any dividend or other distribution on any class of our capital stock, or purchase any such capital stock, unless our aggregate indebtedness has, at the time of the declaration of any such dividend or distribution, or at the time of any such purchase, an asset coverage of at least 300% after declaring the amount of such dividend, distribution or purchase price, as the case may be. Further, the 1940 Act does (in certain circumstances) grant our lenders certain voting rights in the event of default in the payment of interest on or repayment of principal.

Certain types of Leverage Instruments subject us to certain affirmative covenants relating to asset coverage and portfolio composition and may impose special restrictions on our use of various investment techniques or strategies or on our ability to pay distributions on common stock in certain circumstances. In addition, we are subject to certain negative covenants relating to transactions with affiliates, mergers and consolidations among others. It is not anticipated that these covenants or guidelines will impede KAFA from managing our portfolio in accordance with our investment objective and policies.

If an event of default is not cured, under any Borrowing, the lenders have the right to cause our outstanding Borrowings to be immediately due and payable and proceed to protect and enforce their rights by an action at law, suit in equity or other appropriate proceeding. If an event of default occurs or in an effort to avoid an event of default, we may be forced to sell securities at inopportune times and, as a result, receive lower prices for such security sales. We may also incur prepayment penalties on unsecured notes (“Notes”) and MRP Shares that are redeemed prior to their stated maturity dates or mandatory redemption dates.

SAI-9

Under the 1940 Act, we are not permitted to issue preferred stock unless immediately after such issuance the value of our total assets less all liabilities and indebtedness not represented by senior securities is at least 200% of the sum of the liquidation value of the outstanding preferred stock plus the aggregate amount of senior securities representing indebtedness. In addition, we are not permitted to declare any cash dividend or other distribution on our common or preferred stock unless, at the time of such declaration, our preferred stock has an asset coverage of at least 200%. Further, while the MRP Shares are outstanding, we are not permitted to issue preferred stock unless immediately after such issuance the value of our total assets less all liabilities and indebtedness not represented by senior securities is at least 225% of the sum of the liquidation value of the outstanding preferred stock plus the aggregate amount of senior securities representing indebtedness. In addition, we are not permitted to declare any cash dividend or other distribution on our common or preferred stock unless, at the time of such declaration, our preferred stock has an asset coverage of at least 225%. If necessary, we will purchase or redeem our preferred stock to maintain the applicable asset coverage ratio. In order to meet redemption requirements, we may have to liquidate portfolio securities. Such liquidations and redemptions would cause us to incur related transaction costs and could result in capital losses to us. If we have preferred stock outstanding, two of our directors will be elected by the holders of our preferred stock (voting as a class). Our remaining directors will be elected by holders of our common stock and preferred stock voting together as a single class. In the event we fail to pay dividends on our preferred stock for two years, holders of preferred stock would be entitled to elect a majority of our directors.

To the extent that we use additional Leverage Instruments, the Borrowings that we anticipate issuing will have maturity dates ranging from 1 to 12 years from the date of issuance. The preferred stock we anticipate issuing is a mandatory redeemable preferred that must be redeemed within 5 to 12 years from the date of issuance. If we are unable to refinance such Leverage Instruments when they mature, we may be forced to sell securities in our portfolio to repay such Leverage Instruments. Further, if we do not repay the Leverage Instruments when they mature, we will trigger an event of default on our Borrowings (which will increase the interest rate on such Borrowings and give the holders of such Borrowings certain rights) and will trigger a higher dividend rate on our preferred stock.

We may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of our common stock.

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MANAGEMENT

Directors and Officers

KYN’s business and affairs are managed under the direction of its Board of Directors, including the duties performed for KYN under its investment management agreement. The directors set broad policies for KYN and choose its officers.

In accordance with KYN’s charter, the Board of Directors is divided into three classes of approximately equal size. Directors serve terms of three years and until their successors are duly elected and qualified.

Term	Directors
3-year term until 2026	William R. Cordes Barry R. Pearl Carita S. Walker

3-year term until 2024	James C. Baker, Jr. William H. Shea, Jr.

3-year term until 2025	Anne K. Costin Albert L. Richey Caroline A. Winn

The term “Independent Director” is used to refer to a director who is not an “interested person,” as defined in the 1940 Act, of the Company, of Kayne Anderson or of our underwriters in offerings of our securities from time to time as defined in the 1940 Act. None of the Independent Directors nor any of their immediate family members, has ever been a director, officer or employee of Kayne Anderson or its affiliates. James C. Baker, Jr. is an “interested person” or “Interested Director” by virtue of his employment relationship with Kayne Anderson.

The following table includes information regarding KYN’s directors and officers, and their principal occupations and other affiliations during the past five years. The address for all directors is 811 Main Street, 14th Floor, Houston, Texas 77002. All of KYN’s directors also serve on the Board of Directors of Kayne Anderson NextGen Energy & Infrastructure Fund, Inc. (“KMF”). Each of KYN and KMF is a closed-end investment company registered under the 1940 Act that is advised by KAFA.

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Independent Directors(1)

Name(2) (Year Born)	Position(s) Held with Company, Term of Office/ Time of Service	Principal Occupations During Past Five Years	Other Directorships Held by Director/Officer During Past Five Years
William R. Cordes (born 1948)	Director. 3-year term (until the 2026 Annual Meeting of Stockholders)/served since August 2018. Member of Audit Committee (Chair) and Valuation Committee.	Retired from Northern Border Pipeline Company in March 2007 after serving as President from October 2000 to March 2007. Chief Executive Officer of Northern Border Partners, L.P. from October 2000 to April 2006. President of Northern Natural Gas Company from 1993 to 2000. President of Transwestern Pipeline Company from 1996 to 2000.	Current: ● Kayne Anderson NextGen Energy & Infrastructure, Inc. (“KMF”) Prior: ● Kayne Anderson Energy Development Company (“KED”) ● Boardwalk Pipeline Partners, LP ● Northern Border Partners, L.P.

Anne K. Costin (born 1950)	Director. 3-year term (until the 2025 Annual Meeting of Stockholders)/served since inception. Member of Valuation Committee (Chair) and Audit Committee.	Professor at the Amsterdam Institute of Finance from 2007 through 2013. Adjunct Professor in the Finance and Economics Department of Columbia University Graduate School of Business in New York from 2004 through 2007. As of March 1, 2005, Ms. Costin retired after a 28-year career at Citigroup. During the seven years prior to her retirement, Ms. Costin was Managing Director and Global Deputy Head of the Project & Structured Trade Finance product group within Citigroup’s Investment Banking Division.	Current: ● KMF ● Music Guild Orchestra (not-for-profit organization) Prior: ● Kayne Anderson Energy Total Return Fund, Inc. (“KYE”) ● Our Community LA (not-for-profit organization)

Barry R. Pearl (born 1949)	Director. 3-year term (until the 2026 Annual Meeting of Stockholders)/served since August 2018. Member of Audit Committee and Nominating, Corporate Governance and Compensation Committee.	Management consultant to Northstar Midstream, a private developer and operator of petroleum infrastructure assets from March 2016 to July 2018, Executive Vice President of Kealine, LLC, (and its affiliate WesPac Midstream LLC an energy infrastructure developer), from February 2007 to March 2016. Provided management consulting services from January 2006 to February 2007. President of Texas Eastern Products Pipeline Company, LLC (“TEPPCO”), (the general partner of TEPPCO Partners, L.P.,) from February 2001 to December 2005. Chief Executive Officer and director of TEPPCO from May 2002 to December 2005; and Chief Operating Officer from February 2001 to May 2002.	Current: ● KMF ● Magellan Midstream Partners, L.P. Prior: ● KED ● Peregrine Midstream Partners LLC ● Seaspan Corporation ● Targa Resources Partners LP ● TEPPCO Partners, L.P.

Albert L. Richey (born 1949)	Director. 3-year term (until the 2025 Annual Meeting of Stockholders)/served since August 2018. Member of Audit Committee and Valuation Committee.	Retired from Anadarko Petroleum Corporation in August 2016 after serving as Senior Vice President Finance and Treasurer from January 2013 to August 2016; Vice President Special Projects from January 2009 to December 2012; Vice President Corporate Development from 2006 to December 2008; Vice President and Treasurer from 1995 to 2005 and Treasurer from 1987 to 1995.	Current: ● KMF Prior: ● KED ● Boys & Girls Clubs of Houston (not-for-profit organization) ● Boy Scouts of America (not-for-profit organization)

SAI-12

William H. Shea, Jr. (born 1954)	Lead Director. 3-year term (until the 2024 Annual Meeting of Stockholders)/served since March 2008. Member of Nominating, Corporate Governance and Compensation Committee (Chair).	Chief Executive Officer of Jefferson Energy Companies from January 2020 to June 2021. Chief Executive Officer of Mainline Energy Partners, LLC from July 2016 to September 2019. Chief Executive Officer and President of Niska Gas Storage Partners LLC from May 2014 to July 2016. Chief Executive Officer of the general partner of PVR Partners, L.P. (PVR) from March 2010 to March 2014. Chief Executive Officer and President of the general partner of Penn Virginia GP Holdings, L.P. (PVG), from March 2010 to March 2011. Private investor from June 2007 to March 2010. From September 2000 to June 2007, President, Chief Executive Officer and Director (Chairman from May 2004 to June 2007) of Buckeye Partners L.P. (BPL). From May 2004 to June 2007, President, Chief Executive Officer and Chairman of Buckeye GP Holdings L.P. (BGH) and its predecessors.	Current: ● KMF Prior: ● KYE ● BGH ● BPL ● Gibson Energy ULC ● Mainline Energy Partners, LLC ● Niska Gas Storage Partners LLC ● PVG ● PVR ● Penn Virginia Corporation ● USA Compression Partners, LP

Carita S. Walker (1971)	Director. 3-year term (until the 2026 Annual Meeting of Stockholders)/served since June 2022. Member of Nominating, Corporate Governance and Compensation Committee.	Chief Legal Officer at Shell Recharge Solutions — a Shell company since June 2020. Senior Legal Counsel with Qatar Shell Service Company from June 2016 to June 2020.

Current:

●     KMF

●     Xavier University of Louisiana (not-for-profit organization)

●     Environmental Law Institute (not-for-profit organization)

Prior:

●     Houston Wilderness (not-for-profit organization)

●     Oakland Black Chamber of Commerce (not-for-profit organization)

Caroline A. Winn (1963)	Director. 3-year term (until the 2025 Annual Meeting of Stockholders)/served since April 2022. Member of the Audit Committee.	Chief Executive Officer of San Diego Gas & Electric (SDG&E), one of Sempra’s regulated California utilities, since August 2020. Chief Operating Officer of SDG&E from 2017 to 2020.

Current:

●     KMF

●     SDG&E

●     Monarch School (not-for-profit organization)

●     Father Joe’s Villages (not-for-profit organization)

●     Scripps Institution of Oceanography (not-for-profit organization)

Prior:

●     Western Energy Institute (not-for-profit organization)

SAI-13

Interested Directors and Non-Director Officers

Name(2) (Year Born)	Position(s) Held with Company, Term of Office/ Time of Service	Principal Occupations During Past Five Years(3)	Other Directorships Held by Director/Officer During Past Five Years
James C. Baker, Jr.(4) (born 1972)	Chairman of the Board of Directors since June 2020, Director, President and Chief Executive Officer. 3-year term (until the 2024 Annual Meeting of Stockholders). Member of Valuation Committee. Elected annually as an officer/served since June 2005.	Partner and Senior Managing Director of Kayne Anderson since February 2008. Co-Managing Partner of KAFA since June 2019. Senior Managing Director of KAFA from February 2008 to June 2019. Chief Executive Officer of KMF since June 2019. President of KMF since June 2016. Executive Vice President of KMF from August 2010 to June 2016. President of Kayne Anderson BDC, Inc. (“KABDC”) since February 2021. Chief Executive Officer of KABDC since June 2021. President and Chief Executive Officer of Kayne DL 2021, Inc. (“KDL”) since December 2021.	Current: ● KMF ● KACALP ● Expression Therapeutics Prior: ● KED ● K-Sea Transportation Partners L.P. ● Petris Technology, Inc. ● ProPetro Services, Inc.

J.C. Frey (born 1968)	Executive Vice President. Elected annually as an officer/served since inception.	Managing Partner of Kayne Anderson since 2004 and Co-Managing Partner of KAFA since 2006. Executive Vice President of KMF since August 2010. Assistant Secretary and Assistant Treasurer of KMF from August 2010 to January 2019.	None

Terry A. Hart (born 1969)	Chief Operating Officer and Assistant Secretary since April 2022. Elected annually as an officer/served since 2005.	Senior Managing Director of Kayne Anderson since January 2020. Managing Director of Kayne Anderson from December 2005 to January 2020 and Chief Financial Officer of KAFA since 2006. Chief Operating Officer of KMF since April 2022. Chief Financial Officer and Treasurer of KMF from August 2010 to March 2022. Assistant Secretary of KMF since January 2019. Chief Financial Officer and Treasurer of KABDC since February 2021. Chief Financial Officer and Treasurer of KDL since December 2021. Chief Financial Officer of Kayne Anderson Acquisition Corp. from December 2016 to November 2018.	Current: ● The Source (not-for-profit organization) Prior: ● KED

A. Colby Parker (born 1987)	Chief Financial Officer and Treasurer since April 2022. Elected annually as an officer/served since January 2019.	Chief Financial Officer and Treasurer of KMF since April 2022. Vice President of KMF from June 2020 to March 2022. Assistant Treasurer of KMF from January 2019 to March 2022. Controller of Kayne Anderson since July 2015.	None

SAI-14

Michael J. O’Neil (born 1983)	Secretary and Chief Compliance Officer. Elected annually as an officer/served as Secretary since 2021 and as Chief Compliance Officer since December 2013.	Secretary of KYN since 2021. Chief Compliance Officer of Kayne Anderson since March 2012 and of KYN since December 2013 and of KA Associates, Inc. (broker-dealer) since January 2013. Chief Compliance Officer of KABDC since February 2021. Secretary of KABDC since June 2021. Chief Compliance Officer and Secretary of KDL since December 2021. A compliance officer at BlackRock Inc. from January 2008 to February 2012.	Current: ● Worcester Academy (not-for-profit organization)

Ron M. Logan, Jr. (born 1960)	Senior Vice President. Elected annually as an officer/served since September 2012.	Senior Managing Director of Kayne Anderson since February 2014. Managing Director of Kayne Anderson from September 2006 to February 2014. Senior Vice President of KMF since June 2012.	Current: ● Streamline Innovations Holdings, Inc. Prior: ● VantaCore Partners LP

Adriana I. Jimenez (born 1976)	Vice President. Elected annually as an officer/served since December 2021.	Vice President of KMF since December 2021. Controller of Kayne Anderson since 2011.	None

(1)	(KYN is managed by KA Fund Advisors, LLC (“KAFA”), an affiliate of Kayne Anderson Capital Advisors, L.P. (“KACALP” and, together with its affiliates, “Kayne Anderson”). The 1940 Act requires the term “Fund Complex” to be defined to include registered investment companies advised by Kayne Anderson, and includes KYN and KMF. Each Independent Director oversees two registered investment companies in the Fund Complex, the Company and KMF, as noted above.

(2)	The address of each director and corporate officer is c/o KA Fund Advisors, LLC, 811 Main Street, 14th Floor, Houston, Texas, 77002.

(3)	In August 2018, Kayne Anderson Energy Total Return Fund, Inc. (“KYE”) merged into Kayne Anderson NextGen Energy & Infrastructure, Inc. (“KMF”) and Kayne Anderson Energy Development Company (“KED”) merged into Kayne Anderson Energy Infrastructure Fund, Inc. (“KYN”), respectively. The table presents principal occupations for each interested director and non-director officer of KYN and KMF and does not set forth the principal occupations, if any, for KYE and KED.

(4)	James C. Baker, Jr. is an “interested person” of the Company as defined in the 1940 Act by virtue of his employment relationship with Kayne Anderson.

During the past five years, none of KYN, KMF or any of the directors or officers of KYN and KMF has been (i) convicted in a criminal proceeding (excluding traffic violations and similar misdemeanors) or (ii) a party to any judicial or administrative proceeding (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining such person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws.

SAI-15

Committees of the Board of Directors

The Board of Directors has three standing committees: the Nominating, Corporate Governance and Compensation Committee (the “Nominating Committee”), the Valuation Committee and the Audit Committee.

The tables below show the directors serving on the committees for KYN.

	Audit Committee(1)	Valuation Committee	Nominating Committee
Independent Directors
William R. Cordes(2)	X	X	—
Anne K. Costin(3)	X	X	—
Barry R. Pearl	X	—	X
Albert L. Richey	X	X	—
William H. Shea, Jr.(4)	—	—	X
Carita S. Walker	—	—	X
Caroline A. Winn	X	—	—
Interested Directors
James C. Baker Jr.	—	X	—

(1)	Each Director serving on the Audit Committee has been individually designated as an audit committee financial expert.
(2)	Chair of the Audit Committee.
(3)	Chair of the Valuation Committee.
(4)	Lead Independent Director and Chair of the Nominating and Governance Committee.

The Nominating Committee is responsible for appointing and nominating independent persons to the respective Board of Directors. Each Nominating Committee member is “independent” under the applicable NYSE listing standards. The Nominating Committee operates under a written charter adopted and approved by the Board (the “Nominating Committee Charter”), a copy of which is available on the Companies’ website (www.kaynefunds.com). If there is no vacancy on the Board, the Board of Directors will not actively seek recommendations from other parties, including stockholders. When a vacancy on the Board of Directors occurs and nominations are sought to fill such vacancy, the Nominating Committee may seek nominations from those sources it deems appropriate in its discretion, including our stockholders. To submit a recommendation for nomination as a candidate for a position on the Board, stockholders shall mail such recommendation to Michael O’Neil, Secretary, at our address: 811 Main Street, 14th Floor, Houston, TX 77002. Such recommendation shall include the following information: (a) evidence of stock ownership of the person or entity recommending the candidate (if submitted by one of our stockholders), (b) a full description of the proposed candidate’s background, including their education, experience, current employment, and date of birth, (c) names and addresses of at least three professional references for the candidate, (d) information as to whether the candidate is an “interested person” in relation to us, as such term is defined in the 1940 Act and such other information that may be considered to impair the candidate’s independence and (e) any other information that may be helpful to the Nominating Committee in evaluating the candidate. If a recommendation is received with satisfactorily completed information regarding a candidate during a time when a vacancy exists on the Board of Directors or during such other time as the Nominating Committee is accepting recommendations, the recommendation will be forwarded to the Chair of the Nominating Committee and counsel to the Independent Directors. Recommendations received at any other time will be kept on file until such time as the Nominating Committee is accepting recommendations, at which point they may be considered for nomination. The Nominating Committee met four times during the fiscal year ended November 30, 2022.

The Valuation Committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Companies’ website (www.kaynefunds.com). Pursuant to Rule 2a-5 under the 1940 Act, and effective September  1,  2022, the Board of Directors of each company designated KAFA, the Company’s  investment adviser, as the “Valuation Designee” to perform fair value determinations of each Company’s portfolio holdings, subject to oversight by and periodic reporting to each Company’s Board. The Valuation Designee determines the fair value of the Company’s portfolio holdings in accordance with the Company’s valuation program, as  approved by the Board. The Valuation Committee aids the Board in overseeing the Valuation Designee’s performance of fair value determinations. KYN’s Valuation Committee met four times during the fiscal year ended November 30, 2022.

SAI-16

The Audit Committee operates under a written charter (the “Audit Committee Charter”), which was adopted and approved by the Board and established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “1934 Act”). The Audit Committee Charter conforms to the applicable listing standards of the New York Stock Exchange (the “NYSE”). The Audit Committee Charter is available on the Companies’ website (www.kaynefunds.com). The Audit Committee, among others, approves and recommends to the Board the election, retention or termination of the Company’s independent auditors; approves services to be rendered by such auditors; monitors and evaluates each auditors’ performance; reviews the results of the Company’s audit; determines whether to recommend to the Board that the Company’s audited financial statements be included in the Company’s Annual Report; monitors the accounting and reporting policies and procedures of the Company and the Company’s compliance with regulatory requirements; and responds to other matters as outlined in the Audit Committee Charter. Each Audit Committee member is “independent” under the applicable NYSE listing standard. The Audit Committee met four times during the fiscal year ended November 30, 2022.

Director Compensation

Directors and officers who are “interested persons” by virtue of their employment by Kayne Anderson, including all executive officers, serve without any compensation from KYN. For the fiscal year ended November 30, 2020:

●	Each Independent Director who served on the Board of both KYN and KMF received an annual retainer of $125,000 for his or her service on both boards. The Independent Directors, voting separately, have authority to set their compensation. KYN and KMF each paid a pro rata portion of this retainer quarterly based on their total assets for the quarter. As of November 30, 2022, 77% and 23% of the quarterly retainer was allocated to KYN and KMF, respectively.

●	For each of KYN and KMF, the lead Independent Director received additional compensation of $7,500 annually.

●	For each of KYN and KMF, the chairperson of the Audit Committee received additional compensation of $7,500 annually.

●	For each of KYN and KMF, each Independent Director received $2,500 per regular Board meeting attended in person, $2,000 per regular Board meeting attended via telephone and $1,500 per special Board meeting attended via telephone.

●	For each of KYN and KMF, each Audit Committee member received $1,500 per Audit Committee meeting that was more than fifteen minutes in length, and each member of any other Board committee received $500 per other committee meeting that was more than fifteen minutes in length.

●	The Independent Directors were reimbursed for expenses incurred as a result of attendance at meetings of the Board and its committees.

Following completion of the Merger, we expect that the annual retainer, the Lead Independent Director fee, Audit Committee chairperson fee and meeting fees will be the same as those described above. As of November 30, 2022, the retainer would have been allocated 100% to KYN if the Merger had been completed.

The following table sets forth the compensation paid to the Independent Directors by KYN during the fiscal year ended November 30, 2022. Neither KYN nor KMF has a retirement or pension plan or any compensation plan under which KYN’s equity securities were authorized for issuance.

SAI-17

KYN Director Compensation Table

Name	KYN	Total Compensation from the Fund Complex(1)
Independent Directors
William R. Cordes	$123,801	$182,251
Anne K. Costin	118,176	171,501
Barry R. Pearl	116,176	167,501
Albert L. Richey	116,301	167,751
William H. Shea, Jr.	119,676	174,001
Carita S. Walker(2)	47,282	65,223
Caroline A. Winn(3)	64,662	90,145
Interested Director
James C. Baker, Jr.	None	None

(1)	The 1940 Act requires the term “Fund Complex” to be defined to include registered investment companies advised by KAFA, the Company’s investment adviser.
(2)	Ms. Walker was appointed as an Independent Director of each Company on June 22, 2022.
(3)	Ms. Winn was appointed as an Independent Director of each Company on April 27, 2022.

Security Ownership of Management

The following table sets forth the dollar range of KYN’s equity securities and the aggregate dollar range of equity securities in all of the closed-end funds overseen by each director in the same Fund Complex beneficially owned by the directors of KYN as of November 30, 2022 (beneficial ownership being determined in accordance with Rule 16a-1(a)(2) of the Exchange Act). For each director, the Fund Complex includes KYN and KMF.

KYN Common Stock Ownership

Director	Dollar Range of Equity Securities(1)	Aggregate Dollar Range of Equity Securities(1) in Funds Overseen by Director in Fund Complex
Independent Directors
William R. Cordes	Over $100,000	Over $100,000
Anne K. Costin	$10,001-$50,000	$10,001-$50,000
Barry R. Pearl	Over $100,000	Over $100,000
Albert L. Richey	Over $100,000	Over $100,000
William H. Shea, Jr.	Over $100,000	Over $100,000
Carita S. Walker	None	None
Caroline A. Winn	None	None
Interested Directors
James C. Baker Jr.	Over $100,000	Over $100,000

(1)	The dollar ranges of equity securities are as follows: None; $1-$10,000; $10,001-$50,000; $50,001-$100,000; over $100,000.

As of November 30, 2022, the Independent Directors (other than Ms. Costin and Mr. Pearl as noted in the table below) and their respective immediate family members did not own beneficially or of record any class of securities of Kayne Anderson or any person directly or indirectly controlling, controlled by, or under common control with Kayne Anderson. As of November 30, 2022, the Independent Directors did not own beneficially or of record any class of securities of the underwriters of the offerings of KYN’s common stock or preferred stock or any class of securities of any person directly or indirectly controlling, controlled by, or under common control with such underwriters.

SAI-18

The table below sets forth information about securities owned by the directors and their respective immediate family members, as of November 30, 2022, in entities directly or indirectly controlling, controlled by, or under common control with, the Companies’ investment adviser or underwriters.

Director	Name of Owners and Relationships to Director	Company(1)	Title of Class	Value of Securities	Percent of Class
Anne K. Costin	Self	Kayne Anderson Capital Income Partners (QP), L.P	Partnership Units	$88,760	*
		Kayne Anderson Non-Traditional Investments, L.P.	Partnership Units	$55,225	1.2%
		Kayne Anderson Real Estate Partners VI, L.P	Partnership Units	$99,635	*
		Kayne Partners Fund III (QP), L.P.	Partnership Units	$32,260	*
Barry R. Pearl	Self	Kayne Anderson BDC, Inc.	Common Stock	$323,964	*
		KA Credit Advisors Holdco, LLC	Membership Interests	$30,500	*
		Kayne Anderson Real Estate Partners V, LP	Partnership Units	$418,563	*

*	Less than 1% of class.

(1)	KACALP may be deemed to “control” each fund by virtue of its role as the fund’s general partner.

As of December 31, 2022, certain officers, and certain employees of Kayne Anderson, including all the executive officers, own, in the aggregate, approximately $18 million of KYN’s common stock.

Information about Each Director’s Qualifications, Experience, Attributes or Skills

The Board of KYN believes that each of its directors has the qualifications, experience, attributes and skills (“Director Attributes”) appropriate to their continued service as directors of the Company. Each of the directors has a demonstrated record of business and/or professional accomplishment that indicates that they have the ability to critically review, evaluate and access information provided to them. Certain of these business and professional experiences are set forth in detail in the tables above under “Information Regarding Director Nominees and Directors.” Each of the directors has experience serving on the Board of the Company and KMF (and/or KED and KYE) for a number of years. In addition, many of the directors have served as members of the board of other public companies, non-profit entities or other organizations. Therefore, they have substantial boardroom experience and, in their service to the Company and KMF (and/or KED and KYE), have gained substantial insight as to the operation of KYN and have demonstrated a commitment to discharging oversight duties as directors in the interests of stockholders.

In addition to the information provided in the tables above, certain additional information regarding the directors and their Director Attributes is provided below. The information provided below, and in the tables above, is not all-inclusive. Many Director Attributes involve intangible elements, such as intelligence, integrity and work ethic, along with the ability to work with other members of the Board, to communicate effectively, to exercise judgment and to ask incisive questions, and commitment to stockholder interests. The Board of KYN annually conducts a self-assessment wherein the effectiveness of the Board and individual directors is reviewed. In conducting its annual self-assessment, the Board has determined that the directors have the appropriate attributes and experience to continue to serve effectively as directors of the Company.

James C. Baker, Jr. Mr. Baker is Chairman, President and Chief Executive Officer of KYN and KMF. He has been Co-Managing Partner of KAFA since June 2019 and Senior Managing Director of Kayne Anderson since February 2008. Mr. Baker was Senior Managing Director of KAFA from February 2008 to June 2019. He previously served as Executive Vice President of KYN from June 2008 to June 2016 and of KMF from August 2010 to June 2016; and as Vice President of KYN from June 2005 to June 2008. Mr. Baker has also served as President of Kayne Anderson BDC, Inc. since February 2021 and as Chief Executive Officer since June 2021. He has been President and Chief Executive Officer of Kayne DL 2021, Inc. since December 2021. Prior to joining Kayne Anderson in 2004, Mr.  Baker was a director in the energy investment banking group at UBS Securities LLC. At UBS, he focused on securities underwriting and mergers and acquisitions in the energy industry. Mr. Baker currently serves on the boards of directors of Kayne Anderson and Expression Therapeutics. Mr. Baker previously served on the boards of directors of K-Sea Transportation Partners L.P., Petris Technology, Inc., and ProPetro Services, Inc. Mr. Baker holds a Bachelor of Business Administration in Finance from the University of Texas and a Master of Business Administration from Southern Methodist University. Mr.  Baker’s experience at each Company and Kayne Anderson makes him a valued member of the Board of each Company.

SAI-19

William R. Cordes. Mr. Cordes serves as an independent director and audit committee chair of KYN and KMF. He has worked in the natural gas industry for more than 35 years, including positions as Chief Executive Officer of Northern Border Partners, L.P. and President of each of Northern Border Pipeline Company, Northern Natural Gas Company, and Transwestern Pipeline Company. Mr. Cordes began his career with Northern Natural Gas Company in 1970 and held a number of accounting, regulatory affairs and executive positions in the natural gas retail and interstate pipeline divisions of the company. Mr. Cordes previously served on the boards of directors of KED, Boardwalk Pipeline Partners, LP, Northern Border Partners, L.P., the Interstate Natural Gas Association of America and as past Chairman of the Midwest Energy Association. Mr. Cordes graduated from the University of Nebraska with a degree in Business Administration. Mr. Cordes’ extensive executive experience in the MLP sector and the energy industry, as well as his board experience as a director of several energy-related companies, allows him to provide the Board with insight into the energy industry in general and natural gas pipelines in particular.

Anne K. Costin. Ms. Costin serves as an independent director of KYN and KMF. She was previously a professor at the Amsterdam Institute of Finance from 2007 through 2013 and an adjunct professor in the finance and economics department of Columbia University Graduate School of Business from 2004 through 2007. Ms. Costin retired in 2005, after a 28-year career at Citigroup, and during the last seven  years of her banking career, she held the position of Managing Director and Global Deputy Head of the Project & Structured Trade Finance product group within Citigroup’s Investment Banking Division. Ms. Costin’s product group provided integrated advice and nonrecourse capital raising in both the bond and bank markets to top tier Citigroup corporate clients in both the developed and emerging markets. Her product group was the acknowledged market leader globally in all relevant league tables. Ms. Costin received a Director’s Certificate from the Director’s Institute at UCLA Anderson School of Management, a PMD degree from Harvard Business School, and a B.A. from the University of North Carolina at Chapel Hill. In addition to her managerial and banking experience, Ms. Costin’s academic professional experience related to financial matters equip her to offer further insights to the Board.

Barry R. Pearl. Mr. Pearl serves as an independent director of KYN and KMF. He most recently served as a management consultant to Northstar Midstream, a private developer and operator of petroleum infrastructure assets from March 2016 to July 2018. Mr. Pearl was Executive Vice President of Kealine, LLC (and its affiliate WesPac Midstream LLC, an energy infrastructure developer) from February 2007 to March 2016. In 2001, Mr. Pearl was elected President of Texas Eastern Products Pipeline Company, LLC (“TEPPCO,” the general partner of TEPPCO Partners, L.P.). During his time at TEPPCO he also held the positions of Chief Operating Officer, Chief Executive Officer, and director. Prior to joining TEPPCO, Mr. Pearl’s experience included such positions as Vice President – Finance and Administration, Treasurer, Secretary and Chief Financial Officer of Maverick Tube Corporation, and Senior Vice President, Business Development, Senior Vice President and Chief Financial Officer of Santa Fe Pacific Pipeline Partners, L.P. In addition to his directorships at KYN and KMF, Mr. Pearl also serves on the board of directors of Magellan Midstream Partners, L.P., as Lead Director and a member of the Audit Committee. Prior directorships include Targa Resources Partners LP, Peregrine Midstream Partners LLC, Seaspan Corporation and as past Chairman of the Executive Committee of the Association of Oil Pipelines. Mr. Pearl graduated from Indiana University in 1970 with a Bachelor of Arts degree in Mathematics. He received a Master of Arts degree in Operations Research from Yale University in 1972 and a Master in Business Administration degree from Denver University in 1975. In addition to his extensive executive experience in the midstream sector and the energy industry, as well as his board experience as a director of several energy-related companies, Mr. Pearl brings to the Board many years of experience as the chairman of the audit committees of several public companies.

Albert L. Richey. Mr. Richey serves as an independent director of KYN and KMF. He retired from Anadarko Petroleum Corporation in August  2016 after serving as Senior Vice President Finance and Treasurer from January 2013 to August 2016. Mr. Richey joined Anadarko in 1987 as Manager of Treasury Operations and held the positions of Vice President, Special Projects, and Vice President, Corporate Development. Mr. Richey’s background in the oil and gas industry includes The Offshore Company (a predecessor company to Transocean Ltd.), United Energy Resources and Sandefer Oil & Gas. Mr. Richey previously served as a member of the boards of directors of the Boys & Girls Clubs of Houston and Boy Scouts of America. Mr. Richey received a Bachelor of Science degree in Commerce in 1971 from the University of Virginia. In 1974, he earned a Master of Business Administration degree from the Darden Graduate School of Business at the University of Virginia. In addition to his background in the energy industry, Mr.  Richey’s professional experience related to financial matters and his role as an executive in one of the largest independent domestic exploration and production companies equip him to offer further insights to the Board.

SAI-20

William H. Shea, Jr. Mr. Shea serves as the lead independent director of KYN and KMF. He previously served as the Chief Executive Officer of Jefferson Energy Companies from January 2020 to June 2021, Chief Executive Officer of Mainline Energy Partners, LLC from July 2016 to September 2019, Chief Executive Officer and President of Niska Gas Storage Partners LLC from May 2014 to July 2016, and as the Chief Executive Officer of the general partner of PVR Partners, L.P. (PVR), a midstream MLP from March 2010 to March 2014. Mr. Shea also served as the President and Chief Executive Officer of Penn Virginia GP Holdings L.P. (PVG), which then owned the general partner of PVR. Mr. Shea was previously with Buckeye Partners, L.P. (BPL), a petroleum products MLP, serving as Chairman from May  2004 to July  2007, Chief Executive Officer and President from September 2000 to June 2007 and President and Chief Operating Officer from July 1998 to September 2000. He was also Chairman of Buckeye GP Holdings, L.P. (BGH), the owner of the general partner of BPL, from August 2006 to July 2007 and Chief Executive Officer and President from May 2004 to June 2007. Mr. Shea held various managerial and executive positions during his tenure with Buckeye, which he joined in 1996. Prior to Buckeye, Mr. Shea worked for Union Pacific Corporation, UGI Development Company, and Laidlaw Environmental Services. In addition to his directorships at KYN and KMF, Mr. Shea formerly served on the board of directors of Mainline Energy Partners, LLC, USA Compression Partners, LP, PVG, PVR, Penn Virginia Corporation, BPL, BGH, Gibson Energy ULC, and Niska Gas Storage Partners LLC. Mr. Shea holds a B.A. from Boston College and an M.B.A. from the University of Virginia. Mr. Shea’s extensive executive experience in the midstream sector and the energy industry, as well as his board experience as a director of several energy-related companies allows him to provide the Board with insight into the specific industries in which each Company invests.

Carita S. Walker. Ms. Walker serves as an independent director of KYN and KMF. She currently serves as the Chief Legal Officer at Shell Recharge Solutions, a Shell Company that provides a range of customizable software and services related to energy efficiency and sustainability, including electric vehicle charging solutions. Ms. Walker has numerous years of experience in commercial contracting, mergers and acquisitions, legislative and market development in nascent and novel industries and technologies, and grass-roots advocacy. She is passionate about creating scalable, innovative business solutions, building compliant, safe, and inclusive cultures, and advancing environmental, social, and governance (ESG) initiatives. Ms. Walker is an acknowledged thought leader and active participant in Diversity, Equity, & Inclusion (DE&I) efforts as one of the architects of the Shell Global Legal DE&I plan and a member of the Deloitte Chief Legal Officer DE&I think tank. Ms. Walker did her undergraduate studies at Xavier University of Louisiana, studied at Harvard University in Cambridge, MA, and obtained her law degree from the University of California at Berkeley — School of Law. Ms. Walker’s extensive legal background and experience with one of the largest international energy companies in the world equips her to provide valuable insight to the Board.

Caroline A. Winn. Ms. Winn serves as an independent director of KYN and KMF. She currently serves as chief executive officer for San Diego Gas & Electric (SDG&E), one of Sempra’s regulated California utilities. Ms. Winn has held a broad set of leadership roles during her 30-plus year career in the utility space. An experienced executive and board member, her collaborative, resilient, and transparent leadership style has earned high praise from the industry, regulators, and government officials. Ms. Winn also currently serves on the board of directors of SDG&E and leads SDG&E’s Women’s Leadership Group. In addition, Ms. Winn is a director and member of the audit committee of the board of the Monarch School for underserved youth and serves on the director’s council of the Scripps Institution of Oceanography. Ms. Winn holds a bachelor’s degree in electrical engineering from California State University Sacramento and is a registered professional engineer in the State of California. In addition to her managerial and executive leadership experience, Ms. Winn’s extensive background in the utility industry allows her to provide the Board with valuable insight.

SAI-21

Board Leadership Structure

Each Company’s business and affairs are managed under the direction of its Board, including the duties performed for the Company pursuant to its investment management agreement. Among other things, the Board of each Company sets broad policies for the Company, approves the appointment of the Company’s investment adviser, administrator and officers, and approves the engagement, and reviews the performance of the Company’s independent registered public accounting firm. The role of the Board of each Company and of any individual director is one of oversight and not of management of the day-to-day affairs of the Company.

The Board of each Company currently consists of eight directors, seven of whom are Independent Directors with one lead Independent Director. As part of each regular Board meeting for each Company, the Independent Directors meet separately from Kayne Anderson and, as part of at least one Board meeting each year, with the Company’s Chief Compliance Officer. The Board of each Company reviews its leadership structure periodically as part of its annual self-assessment process and believes that its structure is appropriate to enable the Board to exercise its oversight of the Company.

Under each Company’s Amended and Restated Bylaws, the Board of each Company may designate a Chairman to preside over meetings of the Board and meetings of stockholders, and to perform such other duties as may be assigned to him or her by the Board. Neither Company has an established policy as to whether the Chairman of the Board shall be an Independent Director and believes that having the flexibility to designate its Chairman and reorganize its leadership structure from time to time is in the best interests of the Company and its stockholders.

Presently, Mr. Baker serves as Chairman of the Board of each Company. Mr. Baker is an “interested person” of each Company, as defined in the 1940 Act, by virtue of his employment relationship with Kayne Anderson. Each Company believes that Mr. Baker’s history with the Company, familiarity with the Kayne Anderson investment platform and extensive experience in the field of energy-related investments qualifies him to serve as the Chairman of the Board. Each Board has determined that the composition of the Audit and Nominating Committees being Independent Directors only is an appropriate means to address any potential conflicts of interest that may arise from the Chairman’s status as an interested person of the Company.

Presently, Mr. Shea has been designated as lead Independent Director. While Mr. Shea is the lead Independent Director, all of the Independent Directors play an active role in serving on the Board. The Independent Directors constitute a majority of each Company’s Board and are closely involved in all material deliberations related to the Company. The Board of each Company believes that, with these practices, each Independent Director has a stake in the Board’s actions and oversight role and accountability to the Company and its stockholders.

Board Role in Risk Oversight

Each Company’s Board oversees the services provided by Kayne Anderson, including certain risk management functions. Risk management is a broad concept comprised of many disparate elements (such as, for example, investment risk, issuer and counterparty risk, compliance risk, operational risk and business continuity risk). Consequently, Board oversight of different types of risks is handled in different ways, and the Board of each Company implements its risk oversight function both as a whole and through Board committees. In the course of providing oversight, each Board and its committees receive reports on the Company’s activities, including those related to the Company’s investment portfolio and its financial accounting and reporting. Each Board also meets at least quarterly with the Company’s Chief Compliance Officer, who reports on the compliance of the Company with the federal securities laws and the Company’s internal compliance policies and procedures. The meetings of the Audit Committee of each Company with the Company’s independent registered public accounting firm also contribute to Board oversight of certain internal control risks. In addition, each Board meets periodically with representatives of the Company and Kayne Anderson to receive reports regarding the management of the Company, including those related to certain investment and operational risks, and the Independent Directors of each Company are encouraged to communicate directly with senior management.

Each Company believes that Board roles in risk oversight must be evaluated on a case-by-case basis and that the Board’s existing role in risk oversight is appropriate. Management believes that each Company has robust internal processes in place and a strong internal control environment to identify and manage risks. However, not all risks that may affect a Company can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are beyond any control of the Company or Kayne Anderson, its affiliates or other service providers.

SAI-22

INDEMNIFICATION OF DIRECTORS AND OFFICERS

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty that is established by a final judgment as being material to the cause of action. Our Charter contains such a provision which eliminates our directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our Charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to obligate us to indemnify any present or former director or officer or any individual who, while serving as our director or officer and, at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that individual may become subject or which that individual may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding.

Our Bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as our director or officer and, at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in any such capacity from and against any claim or liability to which that individual may become subject or which that individual may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. Our Charter and Bylaws also permit us to indemnify and advance expenses to any individual who served any predecessor of us in any of the capacities described above and any employee or agent of ours or our predecessor, if any.

Maryland law requires a corporation (unless its charter provide otherwise, which is not the case for our Charter) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to pay or reimburse reasonable expenses to a director or officer in advance of final disposition of a proceeding upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

SAI-23

CONTROL PERSONS

As of February 28, 2023, there were no persons who owned more than 25% of KYN’s outstanding voting securities, and we believe no person should be deemed to control KYN, as such term is defined in the 1940 Act.

Based on statements publicly filed with the SEC, as of February 28, 2023, KYN was aware of one person who owned of record or beneficially 5% or more of KYN’s outstanding common stock:

Name and Address	Shares Held	Percentage of Outstanding Shares(1)
Cetera Advisor Networks LLC 200 N Sepulveda Blvd, Suite 1300 El Segundo, California 90245	6,970,480	5.1%

As of February 28, 2023, the following persons owned of record or beneficially 5% or more of KYN’s MRP Shares:

Name and Address	Shares Held	Percentage of Outstanding Shares(1)
MetLife Investment Management, LLC One MetLife Way Whippany, New Jersey 07981	824,000	18.5%
Voya Investment Management LLC 5780 Powers Ferry Rd NW, Suite 300 Atlanta, GA 30327-4347	728,047	16.3%
Thrivent Financial for Lutherans 901 Marquette Avenue, Suite 2500 Minneapolis, Minnesota 55402	680,000	15.2%
Principal Global Investors, LLC 711 High Street Des Moines, IA 50392	646,973	14.5%
The Guardian Life Insurance Company of America 10 Hudson Yards New York, NY 10001	440,000	9.9%

(1)	Based on 4,464,117 shares outstanding as of February 28, 2023.

SAI-24

INVESTMENT ADVISER

KAFA is registered with the SEC under the Investment Advisers Act of 1940, as amended. KAFA provides us with professional investment supervision and management and permits any of its officers or employees to serve without compensation as our directors or officers if elected to such positions. KAFA is located at 811 Main Street, 14th Floor, Houston, Texas 77002.

Pursuant to an investment management agreement between KYN and KAFA, effective for periods commencing on or after December 12, 2006 (the “KYN Investment Management Agreement”), KYN pays a management fee, computed and paid quarterly at an annual rate of 1.375% of its average quarterly total assets less a fee waiver.

Upon completion of the Merger, KAFA has agreed to revise its management fee waiver agreement with KYN to reduce the asset tiers for fee waivers. The initial asset tier for fee waiver will be reset to the pro forma Combined Company management fee total assets as of the closing of the Merger. The revised fee waiver will lower the effective management fee that KYN pays as its assets appreciate. The table below outlines the current and revised management fee waivers assuming the Merger was completed on February 28, 2023:

KYN Asset Tiers for Fee Waiver		Management Fee	Applicable
Current	Revised	Waiver	Management Fee(1)
$0 to $4.0 billion	$0 to $2.4 billion(2)	0.000%	1.375%
$4.0 billion to $6.0 billion	$2.4 billion(2) to $4.0 billion	0.125%	1.250%
$6.0 billion to $8.0 billion	$4.0 billion to $6.0 billion	0.250%	1.125%
Greater than $8.0 billion	Greater than $6.0 billion	0.375%	1.000%

(1)	Represents the management fee, after giving effect to the fee waiver, applicable to the incremental total assets at each tier.
(2)	Initial asset tier for fee waiver of $2.4 billion based on the approximate management fee total asset values at each Company as of February 28, 2023. The actual amount of the first asset tier will be reset to the pro forma Combined Company management fee total asset value as of closing.

In addition to reducing the asset tiers for fee waivers, KAFA has also agreed to waive an amount of management fees (based on KYN and KMF assets at closing of the Merger) such that the pro forma, run-rate fees payable to KAFA are equal to the aggregate, run-rate management fees payable if KYN and KMF had remained standalone companies. The waiver will last for three years and is estimated to be approximately $0.7 million per year based on KYN and KMF assets as of February 28, 2023. The revised asset tiers for fee waivers and the new fee waiver would be effective as of the closing of the Merger and would not be subject to recoupment, either with respect to KYN, KMF or the Combined Company. For the fiscal year ended November 30, 2022, KYN paid management fees at an annual rate of 1.375% of quarterly average total assets.

For purposes of calculating the management fee, the “average total assets” for each quarterly period are determined by averaging the total assets at the last day of that quarter with the total assets at the last day of the prior quarter. KYN’s total assets shall be equal to its average quarterly gross asset value (which includes assets attributable to or proceeds from its use of Leverage Instruments and excludes any deferred tax assets), minus the sum of its accrued and unpaid distribution on any outstanding common stock and accrued and unpaid dividends on any outstanding preferred stock and accrued liabilities (other than liabilities associated with Leverage Instruments issued by us and any accrued taxes). For purposes of determining KYN’s total assets, KYN values derivative instruments based on their current fair market values. Liabilities associated with Leverage Instruments include the principal amount of any Borrowings that KYN issues, the liquidation preference of any outstanding preferred stock, and other liabilities from other forms of borrowing or leverage such as short positions and put or call options held or written by KYN.

SAI-25

In addition to KAFA’s management fee, KYN pays all other costs and expenses of our operations, such as compensation of its directors (other than those employed by Kayne Anderson), custodian, transfer agency, administrative, accounting and distribution expenses, legal fees, borrowing or leverage expenses, marketing, advertising and public/investor relations expenses, expenses of independent auditors, expenses of personnel including those who are affiliates of Kayne Anderson reasonably incurred in connection with arranging or structuring portfolio transactions for KYN, expenses of repurchasing KYN’s securities, expenses of preparing, printing and distributing stockholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

The KYN Investment Management Agreement and related fee waiver agreement will continue in effect from year to year after its current one-year term commencing on May 1, 2023, so long as its continuation is approved at least annually by KYN’s Board of Directors including a majority of Independent Directors or by the vote of a “majority of our outstanding voting securities” (as such term is defined under the 1940 Act). The Investment Management Agreement may be terminated at any time without the payment of any penalty upon 60 days’ written notice by either party, or by action of the Board of Directors or by a vote of a majority of KYN’s outstanding voting securities, accompanied by appropriate notice. It also provides that it will automatically terminate in the event of its assignment, within the meaning of the 1940 Act. This means that an assignment of the KYN Investment Management Agreement to an affiliate of Kayne Anderson would normally not cause a termination of the KYN Investment Management Agreement.

Because KAFA’s fee is based upon a percentage of KYN’s total assets, KAFA’s fee will be higher to the extent KYN employs financial leverage. As noted, KYN has issued Leverage Instruments in a combined amount equal to approximately 21% of its total assets as of November 30, 2022. A discussion regarding the basis of the KYN Board of Directors’ decision to approve the continuation of the KYN Investment Management Agreement will be available in KYN’s May 31, 2023 Semi-Annual Report to Stockholders.

Code of Ethics

KYN, KMF and KAFA have each adopted a code of ethics, as required by federal securities laws. Under both codes of ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are currently held by us or, in limited circumstances, that are being considered for purchase or sale by us, subject to certain general restrictions and procedures set forth in our code of ethics. The personal securities transactions of our access persons and those of KAFA will be governed by the applicable code of ethics.

KAFA and its affiliates manage other investment companies and accounts. KAFA may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by KAFA on our behalf. Similarly, with respect to our portfolio, KAFA is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that KAFA and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. KAFA is not obligated to refrain from investing in securities held by us or other funds it manages.

KYN, KMF and KAFA have text-only versions of the codes of ethics that will be available on the EDGAR Database on the SEC’s internet web site at www.sec.gov. Those documents can be inspected and copied at the public reference facilities maintained by the SEC in Washington, D.C. Information about the operation of the public reference facilities may be obtained by calling the SEC at (202) 551-8090. Copies of such material may also be obtained from the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates. In addition, copies of the codes of ethics may be obtained from us free of charge at (877) 657-3863. You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the SEC’s Public Reference Section, 100 F Street, N.E., Room 1580, Washington, D.C. 20549.

SAI-26

NET ASSET VALUE

Calculation of Net Asset Value

KYN determines its net asset value on a daily basis and reports its net asset value on KYN’s website, www.kaynefunds.com. Net asset value is computed by dividing the value of all of KYN’s assets (including accrued interest and distributions and current and deferred income tax assets), less all of KYN’s liabilities (including accrued expenses, distributions payable, current and deferred accrued income taxes, and any Borrowings) and the liquidation value of any outstanding preferred stock, by the total number of common shares outstanding. As a corporation, KYN is obligated to pay federal and state income tax on its taxable income. Accordingly, KYN accrues income tax liabilities and assets to account for taxes. As with any other asset or liability, KYN’s tax assets and liabilities increase or decrease its net asset value.

KYN invests a portion of its assets in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, KYN includes its allocable share of the MLP’s taxable income or loss in computing its taxable income or loss. KYN may rely to some extent on information provided by its portfolio investments, which may not necessarily be timely, to estimate taxable income allocable to the units/shares held in its portfolio and to estimate the associated deferred tax liability (or deferred tax asset). Such estimates will be made in good faith. From time to time, as new information becomes available, KYN will modify its estimates and/or assumptions regarding income taxes. To the extent KYN modifies its estimates and/or assumptions, its net asset value would likely fluctuate.

Deferred income taxes reflect (i) taxes on unrealized gains/(losses), which are attributable to the difference between fair value and tax cost basis of KYN’s investments, (ii) the net tax effects of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating and capital losses. To the extent KYN has a net deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically based on the Income Tax Topic of the Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC 740), that it is more likely than not that some portion or all of the deferred tax asset will not be realized. In KYN’s assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future cash distributions from KYN’s holdings), the duration of statutory carryforward periods and the associated risk that capital or net operating loss carryforwards may expire unused. If a valuation allowance is required to reduce the deferred tax asset in the future, it could have a material impact on KYN’s net asset value and results of operations in the period it is recorded.

Investment Valuation

Pursuant to Rule 2a-5, the Board of Directors has designated KA Fund Advisors, LLC (“KAFA”), the Company’s investment adviser, as the “Valuation Designee” to perform fair value determinations of the Company’s portfolio holdings, subject to oversight by and periodic reporting to the Board. The Valuation Designee determines the fair value of the Company’s portfolio holdings in accordance with the Company’s valuation program, as adopted by the Board.

Readily marketable portfolio securities listed on any exchange other than the NASDAQ Stock Market, Inc. (“NASDAQ”) are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities admitted to trade on the NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. The value of foreign securities traded outside of the Americas may be adjusted to reflect events occurring after a foreign exchange closes that may affect the value of the foreign security. In such cases, these foreign securities are valued by an independent pricing service and are categorized as a Level 2 security for purposes of the fair value hierarchy.

SAI-27

Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ, are valued at the closing bid prices. Debt securities that are considered bonds are valued by using the bid price provided by an independent pricing service or, if such prices are not available or in the judgment of KAFA such prices are stale or do not represent fair value, by an independent broker. For debt securities that are considered bank loans, the fair market value is determined by using the bid price provided by the agent or syndicate bank or principal market maker. When price quotes for securities are not available, or such prices are stale or do not represent fair value in the judgment of KAFA, fair market value will be determined using the Company’s valuation process for securities that are privately issued or otherwise restricted as to resale.

Exchange-traded options and futures contracts are valued at the last sales price at the close of trading in the market where such contracts are principally traded or, if there was no sale on the applicable exchange on such day, at the mean between the quoted bid and ask price as of the close of such exchange.

The Company may hold securities that are privately issued or otherwise restricted as to resale. For these securities, as well as any security for which (a) reliable market quotations are not available in the judgment of KAFA, or (b) the independent pricing service or independent broker does not provide prices or provides a price that in the judgment of KAFA is stale or does not represent fair value, each shall be valued in a manner that most fairly reflects fair value of the security on the valuation date.

For the fiscal year ended November 30, 2022, unless otherwise determined by the Valuation Designee, the following valuation process was used for such securities:

●	Valuation Designee. The applicable investments are valued monthly by KAFA with new investments valued at the time such investment was made. The applicable investments are valued by senior professionals of KAFA who comprise KAFA’s Valuation Committee. KAFA will specify the titles of the persons responsible for determining the fair value of Company investments, including by specifying the particular functions for which they are responsible, and will reasonably segregate fair value determinations from the portfolio management of the Company such that the portfolio manager(s) may not determine, or effectively determine by exerting substantial influence on, the fair values ascribed to portfolio investments.

●	Valuation Firm. Quarterly, a third-party valuation firm engaged by KAFA reviews the valuation methodologies and calculations employed for these securities, unless the aggregate fair value of such security is less than 0.1% of the Company’s total assets.

At November 30, 2022, KYN held 8.2% of its net assets applicable to common stockholders (5.9% of total assets) in securities that were fair valued pursuant to these procedures (Level 3 securities). The aggregate fair value of these securities at November 30, 2022, was $118.6 million.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of investments may fluctuate from period to period. Additionally, the fair value of investments may differ from the values that would have been used had a ready market existed for such investments and may differ materially from the values that a Company may ultimately realize.

SAI-28

PORTFOLIO TRANSACTIONS

The following section discusses the accounts managed by our portfolio managers, the structure and method of our portfolio managers’ compensation, and their ownership of our securities. This information is current as of November 30, 2022. KYN and KMF are the registered investment companies managed by our portfolio managers, James C. Baker Jr. and J.C. Frey.

Messrs. Baker and Frey are compensated by KAFA through distributions based on the amount of assets they manage and receive a portion of the advisory fees applicable to those accounts, which, with respect to certain accounts, are based in part, on the performance of those accounts. Some of the other accounts managed by Messrs. Baker and Frey have investment strategies that are similar to ours. However, KAFA manages potential conflicts of interest by allocating investment opportunities in accordance with its allocation policies and procedures.

Other Accounts Managed by Portfolio Managers

The following table reflects information regarding accounts for which the portfolio managers have day-to-day management responsibilities (other than KYN). Accounts are grouped into three categories: (i) registered investment companies, (ii) other pooled investment accounts, and (iii) other accounts, and include accounts that pay advisory fees based on account performance shown in the separate table below. Information is shown as of November 30, 2022. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (Excluding us)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
		($ in millions)		($ in millions)		($ in millions)
James C. Baker Jr.	1	$585	—	$—	—	$—
J.C. Frey	3	$850	9	$1,099	6	$259

Other Accounts That Pay Performance-Based Advisory Fees Managed by Portfolio Managers

The following table reflects information regarding accounts for which the portfolio managers have day-to-day management responsibilities (other than us) and with respect to which the advisory fee is based on account performance. Information is shown as of November 30, 2022. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (Excluding us)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
		($ in millions)		($ in millions)		($ in millions)
James C. Baker Jr.	—	—	—	$—	—	$—
J.C. Frey	—	—	5	$550	2	$88

Messrs. Baker and Frey are compensated by KAFA through partnership distributions from Kayne Anderson based on the amount of assets they manage and they receive a portion of the advisory fees applicable to those accounts, which, with respect to certain amounts, as noted above, are based in part on the performance of those accounts. Some of the other accounts managed by Messrs. Baker and Frey have investment strategies that are similar to ours. However, KAFA manages potential conflicts of interest by allocating investment opportunities in accordance with its allocation policies and procedures. At November 30, 2022, Mr. Baker and Mr. Frey each owned over $1,000,000 of our equity, and through their limited partnership interests in KACALP, which owns shares of our common stock, Messrs. Baker and Frey could be deemed to also indirectly own a portion of our securities.

SAI-29

Portfolio Transactions and Brokerage

Subject to the oversight of the Board of Directors, KAFA is responsible for decisions to buy and sell securities for us and for the placement of our securities business, the negotiation of the commissions to be paid on brokered transactions, the prices for principal trades in securities, and the allocation of portfolio brokerage and principal business. It is the policy of KAFA to seek the best execution at the best security price available with respect to each transaction, and with respect to brokered transactions in light of the overall quality of brokerage and research services provided to KAFA and its advisees. The best price to us means the best net price without regard to the mix between purchase or sale price and commission, if any. Purchases may be made from underwriters, dealers, and, on occasion, the issuers. Commissions will be paid on our futures and options transactions, if any. The purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads. We may pay mark-ups on principal transactions. In selecting broker/dealers and in negotiating commissions, KAFA considers, among other things, the firm’s reliability, the quality of its execution services on a continuing basis and its financial condition. The selection of a broker-dealer may take into account the sale of products sponsored or advised by KAFA and/or its affiliates. If approved by the Board, KAFA may select an affiliated broker-dealer to effect transactions in our fund, so long as such transactions are consistent with Rule 17e-1 under the 1940 Act.

KAFA has engaged Jones Trading Institutional Services, LLC (“JonesTrading”) to assume trade execution responsibilities for equities and certain derivative securities. KAFA’s operations and compliance departments provide oversight of JonesTrading activities performed on behalf of KAFA.  All trades executed by JonesTrading originate within KAFA’s order management system to ensure pre- and post-trade compliance checks are run on each order. Additionally, JonesTrading will perform a secondary check of all trades before being routed to the JonesTrading Execution Management system Fidessa, where additional risk controls are in place. All trades executed by JonesTrading are analyzed on trade date by KAFA personnel and on a quarterly basis by KAFA’s third-party transaction cost analysis provider. On a quarterly basis, KAFA’s trading committee reviews the trading results for all counterparties (including JonesTrading) in their capacity as trading partners.

Section 28(e) of the Securities Exchange Act of 1934, as amended (“Section 28(e)”), permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In light of the above, in selecting brokers, KAFA may consider investment and market information and other research, such as economic, securities and performance measurement research, provided by such brokers, and the quality and reliability of brokerage services, including execution capability, performance, and financial responsibility. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if KAFA determines in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to KAFA or to us. KAFA believes that the research information received in this manner provides us with benefits by supplementing the research otherwise available to us. The investment advisory fees paid by us to KAFA under the Investment Management Agreement are not reduced as a result of receipt by KAFA of research services.

KAFA may place portfolio transactions for other advisory accounts that it advises, and research services furnished by firms through which we effect our securities transactions may be used by KAFA in servicing some or all of its accounts; not all of such services may be used by KAFA in connection with us. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, KAFA believes such costs to us will not be disproportionate to the benefits received by us on a continuing basis. KAFA seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by us and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to us. In making such allocations between the us and other advisory accounts, the main factors considered by KAFA are the investment objective, the relative size of portfolio holding of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held, and the opinions of the persons responsible for recommending investments to us and such other accounts and funds.

For the fiscal years ended November 30, 2020, 2021 and 2022, KYN paid aggregate brokerage commissions of $1,431,950, $752,769 and $528,298, respectively.

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TAX MATTERS

The following discussion of federal income tax matters is based on the advice of Paul Hastings LLP, our counsel.

Matters Addressed

This section and the discussion in the joint proxy statement/prospectus (see “Material U.S. Federal Income Tax Consequences of the Merger”) provide a general summary of certain U.S. federal income tax consequences to the persons who purchase, own and dispose of our securities. It does not address all U.S. federal income tax consequences that may apply to an investment in our securities or to particular categories of investors, some of which may be subject to special rules. Unless otherwise indicated, this discussion is limited to taxpayers who are U.S. persons, as defined herein. The discussion that follows is based on the provisions of the Code and Treasury regulations promulgated thereunder as in effect on the date hereof and on existing judicial and administrative interpretations thereof. These authorities are subject to change and to differing interpretations, which could apply retroactively. Potential investors should consult their own tax advisors in determining the U.S. federal, state, local, foreign and any other tax consequences to them of the purchase, ownership and disposition of our securities. This discussion does not address all tax consequences that may be applicable to a U.S. person that is a beneficial owner of our securities, nor does it address, unless specifically indicated, the tax consequences to, among others, (i) persons that may be subject to special treatment under U.S. federal income tax law, including, but not limited to, banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations and dealers in securities or currencies, (ii) persons that will hold our securities as part of a position in a “straddle” or as part of a “hedging,” “conversion” or other integrated investment transaction for U.S. federal income tax purposes, (iii) persons whose functional currency is not the United States dollar or (iv) persons that do not hold our securities as capital assets within the meaning of Section 1221 of the Code.

For purposes of this discussion, a “U.S. person” is (i) an individual citizen or resident of the United States, (ii) a corporation (or other entity that is treated as a corporation for U.S. federal tax purposes) organized in or under the laws of the United States or any state thereof or the District of Columbia, (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source, or (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all the substantial decisions of such trust.

Tax Characterization for U.S. Federal Income Tax Purposes

We are treated as a corporation for U.S. federal income tax purposes. Thus, we are obligated to pay U.S. federal income tax on our net taxable income. We are also obligated to pay state income tax on our net taxable income, either because the states follow the federal treatment or because the states separately impose a tax on us. We invest our assets principally in MLPs, which generally are treated as partnerships for U.S. federal income tax purposes. As a partner in the MLPs, we report our allocable share of the MLP’s taxable income, loss, deduction, and credits in computing our taxable income. Based upon our review of the historic results of the type of MLPs in which we invest, we expect that the cash flow received by us with respect to our MLP investments generally will exceed the taxable income allocated to us. There is no assurance that our expectation regarding the tax character of MLP distributions will be realized. If this expectation is not realized, there will be greater tax expense borne by us and less cash available to distribute to stockholders. In addition, we will take into account in our taxable income amounts of gain or loss recognized on the sale of MLP units. Currently, the maximum regular U.S. federal income tax rate for a corporation is 21%.

On August 16, 2022, the Inflation Reduction Act (the “IRA”) was signed into law. The IRA imposes a corporate alternative minimum tax equal to the excess of 15% of a corporation’s adjusted financial statement income over its corporate alternative minimum foreign tax credit. However, the IRA only imposes this corporate alternative minimum tax on corporations subject to the rules and regulations of subchapter C of the Code (“C-Corporation) and such C-Corporations that, for three taxable years, have an average adjusted financial statement income greater than $1 billion. Although we are treated as a C-Corporation for U.S. federal income tax purposes and the calculation of adjusted financial statement income is complex, we do not currently expect to be subject to this newly imposed corporate alternative minimum tax.

The MLPs in which we invest are generally treated as partnerships for U.S. federal income tax purposes. As a partner in such MLPs, we will be required to report our allocable share of partnership income, gain, loss, deduction and expense, whether or not any cash is distributed from the MLPs.

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The MLPs in which we invest are in the energy sector, primarily operating midstream energy assets; therefore, we anticipate that the majority of our items of income, gain, loss, deductions and expenses are related to energy ventures. However, some items are likely to relate to the temporary investment of our capital, which may be unrelated to energy ventures.

In general, energy ventures have historically generated taxable income less than the amount of cash distributions that they produced, at least for periods of the investment’s life cycle. We anticipate that we will not incur U.S. federal income tax on a significant portion of our cash flow received, particularly after taking into account our current operating expenses. However, our particular investments may not perform consistently with historical patterns in the industry, and as a result, tax may be incurred by us with respect to certain investments.

Although we hold our interests in MLPs for investment purposes, we are likely to sell interests in particular MLPs from time to time. On any such sale, we will recognize gain or loss based upon the difference between the consideration received for tax purposes on the sale and our adjusted tax basis in the interest sold. The consideration received is generally the amount paid by the purchaser plus any debt of the MLP allocated to us that will shift to the purchaser on the sale. Our initial tax basis in an MLP is generally the amount paid for the interest, but is decreased for any distributions of cash received by us in excess of our allocable share of taxable income and decreased by our allocable share of net losses. Thus, although cash in excess of taxable income and net tax losses may create a temporary economic benefit to us, they will increase the amount of gain (or decrease the amount of loss) on the sale of an interest in an MLP. As a corporation, we are not eligible for the favorable U.S. federal income tax rates applicable to long-term capital gains for individuals. Thus, we are subject to U.S. federal income tax on our long-term capital gains at ordinary corporate income tax rates of up to 21%.

We have not elected, and we do not expect to elect, to be treated as a regulated investment company for U.S. federal income tax purposes. In order to qualify as a regulated investment company, the income, assets and distributions of the company must meet certain minimum threshold tests. Due to the extent of our investments in MLPs, we would not be able to meet such tests. In contrast to the tax rules that will apply to us, a regulated investment company generally does not pay corporate income tax, taking into consideration a deduction for dividends paid to its stockholders. At the present time, the regulated investment company taxation rules have no application to us, including the current limitation on investment in MLPs by regulated investment companies.

Tax Consequences to Investors

The U.S. federal income tax consequences to the owners of our securities will be determined by their income, gain or loss on their investment in our securities rather than in the underlying MLPs. Gain or loss on an investment in our securities generally will be determined based on the difference between the proceeds received by the stockholder on a taxable disposition of our securities compared to such stockholder’s adjusted tax basis in our securities. The initial tax basis in our securities will be the amount paid for such securities plus certain transaction costs. Distributions that we pay on our securities will constitute taxable income to a stockholder to the extent of our current and accumulated earnings and profits. We will inform securities holders of the taxable amount of our distributions and the amount constituting qualified dividend income eligible for U.S. federal taxation at long-term capital gain rates. Distributions paid with respect to our securities that exceed our current and accumulated earnings and profits will be treated by holders as a return of capital to the extent of the holder’s adjusted tax basis and, thereafter, as capital gain. The owners of our common stock will receive a Form 1099 from us based upon the distributions made (or deemed to have been made) rather than based upon the income, gain, loss or deductions of the MLPs.

The Foreign Account Tax Compliance Act (“FATCA”)

A 30% withholding tax on our payments of interest, distributions with respect to our stock, and on gross proceeds from the sale or other disposition of our shares generally applies if paid to a foreign entity unless: (i) if the foreign entity is a “foreign financial institution,” it undertakes certain due diligence, reporting, withholding and certification obligations, (ii) if the foreign entity is not a “foreign financial institution,” it identifies certain of its U.S. investors or (iii) the foreign entity is otherwise excepted under FATCA.

Under proposed Treasury regulations, which may be relied upon by taxpayers until final Treasury regulations are published, there is not FATCA withholding on capital gains distributions and gross proceeds from a sale or disposition of our stock. If withholding is required under FATCA on a payment related to your shares, investors that otherwise would not be subject to withholding (or that otherwise would be entitled to a reduced rate of withholding) on such payment generally will be required to seek a refund or credit from the IRS to obtain the benefits of such exemption or reduction. Application of this withholding tax does not depend on whether a payment would otherwise be exempt from U.S. federal withholding tax under other exemptions described with respect to Non-U.S. Holders. We will not pay any additional amounts in respect to amounts withheld under FATCA. You should consult your tax advisor regarding the effect of FATCA based on your individual circumstances.

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PROXY VOTING POLICIES

SEC-registered advisers that have the authority to vote (client) proxies (which authority may be implied from a general grant of investment discretion) are required to adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of its clients. Registered advisers also must maintain certain records on proxy voting. In many cases, we will invest in securities that do not generally entitle us to voting rights in our portfolio companies. When we do have voting rights, we will delegate the exercise of such rights to KAFA, to whom our Board has delegated the authority to develop policies and procedures relating to proxy voting. KAFA’s proxy voting policies and procedures are summarized below.

In determining how to vote, officers of KAFA will consult with each other and our other investment professionals, taking into account the interests of our investors as well as any potential conflicts of interest. When KAFA’s investment professionals identify a potential conflict of interest regarding a vote, the vote and the potential conflict will be presented to KAFA’s Proxy Voting Committee for a final decision. If KAFA determines that such conflict prevents KAFA from determining how to vote on the proxy proposal in the best interest of the Company, KAFA shall either (1) vote in accordance with a predetermined specific policy to the extent that KAFA’s policies and procedures include a pre-determined voting policy for such proposal or (2) disclose the conflict to our Board and obtain the Board’s consent prior to voting on such proposal.

An officer of KAFA will keep a written record of how all such proxies are voted. KAFA will retain records of (1) its proxy voting policies and procedures, (2) all proxy statements received regarding investor’s securities (or it may rely on proxy statements filed on the SEC’s EDGAR system in lieu thereof), (3) all votes cast on behalf of investors, (4) investor written requests for information regarding how KAFA voted proxies of that investor and any written response to any (written or oral) investor requests for such information, and (5) any documents prepared by KAFA that are material to making a decision on a proxy vote or that memorialized such decision. The aforementioned proxy voting records will be maintained, preserved and easily accessible for a period of not less than five years. KAFA may rely on one or more third parties to make and retain the records of proxy statements and votes cast.

Information regarding how proxies relating to our portfolio securities are voted during the 12-month period ended June 30th of any year will be made available on or around August 30th of that year, (i) without charge, upon request, by calling (877) 657-3863 (toll-free/collect); and (ii) on the SEC’s website at www.sec.gov.

KAFA has adopted proxy voting guidelines that provide general direction regarding how it will vote on a number of significant and recurring ballot proposals. These guidelines are not mandatory voting policies, but rather are an indication of general voting preferences. We take great care to evaluate proxy voting matters on a case-by-case basis. There may be instances where we deviate from the guidelines in order to protect the long-term interests of our investors. The following are a few examples of these guidelines:

Boards and Directors

Board Independence

KAFA generally votes for proposals for a majority independent board for public companies, and votes for proposals for key committees (including audit, compensation and nominating/governance committees) to be comprised of exclusively independent directors.

Independent Chair

KAFA generally votes for proposals for an independent chairman. In the event of a combined Chairman/CEO role, we expect widely held companies to have a lead independent director. Lead independent directors should be empowered to work with the Chairman to set board agendas and convene meetings of the independent directors.

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Shareholder Rights

Right to Call a Special Meeting

KAFA generally supports proposals that permit shareholders the right to call a special meeting, with reasonable thresholds established regarding the percentage of outstanding stock that shareholders must hold in order to convene a special meeting.

Proxy Access

KAFA generally supports proposals that permit shareholders who hold no less than three percent of a company’s voting shares for a minimum of two years to advance non-management board candidates that comprise no more than 20% of the total board.

Compensation

Executive Compensation Principles

KAFA generally votes for proposals regarding compensation plans that align the economic interests of management with those of shareholders, that are reasonable and that are tied to long-term financial performance that includes both financial and operational outcomes.

Say on Pay

KAFA generally votes for proposals that provide shareholders with the opportunity to provide feedback on compensation through “say on pay” votes.

Environmental and Social Issues

Sustainability Reporting

KAFA generally supports shareholder proposals that request boards and management to improve their disclose of material environmental, social and governance risks. Such proposals should not be overly costly or burdensome.

Political Contributions

KAFA generally supports proposals that request boards and management to disclose political contributions, as we believe shareholders have the right to know if corporate funds are being utilized for lobbying activities to influence public policy.

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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The 2022 Audited Financial Statements incorporated by reference into this Statement of Additional Information, have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, and are included in reliance upon their report given upon the authority of such firm as experts in accounting and auditing. PricewaterhouseCoopers LLP provides auditing services to us. The principal business address of PricewaterhouseCoopers LLP is 601 South Figueroa, Los Angeles, California 90017.

PERFORMANCE RELATED AND COMPARATIVE INFORMATION

We may quote certain performance-related information and may compare certain aspects of our portfolio and structure to other substantially similar closed-end funds. In reports or other communications to our stockholders or in advertising materials, we may compare our performance with that of (i) other investment companies listed in the rankings prepared by Lipper, Inc. (“Lipper”), Morningstar Inc. or other independent services; publications such as Barron’s, Business Week, Forbes, Fortune, Institutional Investor, Kiplinger’s Personal Finance, Money, Morningstar Mutual Fund Values, The New York Times, The Wall Street Journal and USA Today; or other industry or financial publications, (ii) the Standard and Poor’s Index of 500 Stocks, the Alerian Midstream Energy Index, the Alerian MLP Index, the NASDAQ Composite Index and other relevant indices and industry publications or (iii) composite returns based on assumed weightings of various energy infrastructure indices and exchange traded funds that track such indices. Comparison of ourselves to an alternative investment should be made with consideration of differences in features and expected performance. We may obtain data from sources or reporting services, such as Bloomberg Financial and Lipper, that we believe to be generally accurate.

Our performance will vary depending upon market conditions, the composition of our portfolio and our operating expenses. Consequently, any given performance quotation should not be considered representative of our performance in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in our portfolio with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing our performance with that of other investment companies should give consideration to the quality and type of the respective investment companies’ portfolio securities.

Past performance is not indicative of future results. At the time owners of our securities sell our securities, they may be worth more or less than the original investment.

ADDITIONAL INFORMATION

A Registration Statement on Form N-14, including amendments thereto, relating to the common stock and preferred stock offered hereby, has been filed by us with the SEC. The joint proxy statement/prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. Please refer to the Registration Statement for further information with respect to us and the offering of our securities. Statements contained in the joint proxy statement/prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to a Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

FINANCIAL STATEMENTS

Each of KYN’s and KMF’s financial statements and financial highlights, the accompanying notes thereto, and the report of PricewaterhouseCoopers LLP thereon for the fiscal year ended November 30, 2022 (the “2022 Audited Financial Statements”), contained in its Annual Report to Stockholders on Form N-CSR for the fiscal year ended November 30, 2022, were filed by it with the SEC on January 26, 2023 (the “2022 Annual Reports”), and for the fiscal year ended November 30, 2021 (the “2021 Audited Financial Statements”), contained in its Annual Report to Stockholders on Form N-CSR for the year ended November 30, 2021, were filed by it with the SEC on January 28, 2022 (the “2021 Annual Reports”).

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The 2022 Audited Financial Statements, the 2022 Annual Reports, the 2021 Audited Financial Statements and the 2021 Annual Reports are hereby incorporated by reference into, and are made part of, this Statement of Additional Information.

You can obtain, without charge, copies of the 2022 Audited Financial Statements, the 2022 Annual Reports and this Statement of Additional Information. Copies of this Statement of Additional Information and annual reports, including the 2022 Annual Reports and 2021 Annual Reports, semi-annual and quarterly reports to stockholders (when available), and additional information about KYN and KMF may be obtained by calling toll-free at (877) 657-3863, or by writing to us at 811 Main Street, 14th Floor, Houston, Texas 77002, Attention: Investor Relations Department or by visiting our website at www.kaynefunds.com. The information contained in or accessed through, KYN’s of KMF’s website is not a part of this joint proxy statement/prospectus or Statement of Additional Information.

You may also obtain a copy of such reports, proxy statements, the joint proxy statement/prospectus and this Statement of Additional Information (and other information regarding the Companies) from the SEC’s Public Reference Room in Washington, D.C. Information relating to the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Such materials, as well as the Companies’ annual and semi-annual reports (when available) and other information regarding the Companies, are also available on the SEC’s website (www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the SEC’s Public Reference Room, 100 F Street, N.E., Washington, D.C.

Supplemental Financial Information

For more information regarding the change in operating expenses expected as a result of the Merger, please see “Summary—Fees and Expenses for Common Stockholders of the Companies as of November 30, 2022” in the joint proxy statement/prospectus.

There is not expected to be any material change in the investment portfolio for the combined Company following the Merger. In addition, there are no material differences in accounting policies between the Companies.

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Kayne Anderson Energy Infrastructure Fund, Inc.

STATEMENT OF ADDITIONAL INFORMATION

          , 2023

PART C — OTHER INFORMATION

Item 15.	Indemnification

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty that is established by a final judgment as being material to the cause of action. The Registrant’s charter contains such a provision which eliminates our directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

The Registrant’s charter authorizes the Registrant, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to obligate itself to indemnify any present or former director or officer or any individual who, while a director or officer of the Registrant and at the request of the Registrant, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that individual may become subject or which that individual may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The Registrant’s bylaws obligate the Registrant, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer of the Registrant and at the request of the Registrant, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that individual may become subject or which that individual may incur by reason of his or her service in any of the foregoing capacities and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit the Registrant to indemnify and advance expenses to any individual who served a predecessor of the Registrant in any of the capacities described above and any employee or agent of the Registrant or a predecessor of the Registrant.

Maryland law requires a corporation (unless its charter provides otherwise, which the Registrant’s charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that personal benefit was improperly received, unless in either case a court orders indemnification and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

In accordance with the 1940 Act, the Registrant will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Insofar as indemnification for liability arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16:	Exhibits

1.1	Registrant’s Articles of Amendment and Restatement is incorporated herein by reference to Exhibit 99.1 of Pre-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-116479 and 811-21593) as filed with the Securities and Exchange Commission on September 1, 2004.
1.2	Registrant’s Articles Supplementary for Series R Mandatory Redeemable Preferred Shares is incorporated herein by reference to 1.2 of the Registrant’s Registration Statement on Form N-14 (File Nos. 333-260457 and 811-21593) as filed with the Securities and Exchange Commission on October 25, 2021.
1.3	Registrant’s Articles Supplementary for Series S Mandatory Redeemable Preferred Shares is incorporated herein by reference to 1.2 of the Registrant’s Registration Statement on Form N-14 (File Nos. 333-260457 and 811-21593) as filed with the Securities and Exchange Commission on October 25, 2021.
1.4	Registrant’s Articles Supplementary for Series T Mandatory Redeemable Preferred Shares — previously filed.
2	Registrant’s Amended and Restated Bylaws is incorporated herein by reference to Exhibit 99.1 of Pre-Effective Amendment No. 4 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-116479 and 811-21593) as filed with the Securities and Exchange Commission on September 16, 2004.
3	None.
4	Agreement and Plan of Merger — filed herewith as Appendix A to Part A of this Registration Statement.
5.1	Form of Common Share Certificate is incorporated herein by reference to Exhibit (d)(1) of Registrant’s Registration Statement on Form N-2 (File Nos. 333-140488 and 811-21593) as filed with the Securities and Exchange Commission on February 7, 2007.
5.3	Form of Stock Certificate for the Registrant’s Series R Mandatory Redeemable Preferred Shares is incorporated herein by reference to 5.3 of the Registrant’s Registration Statement on Form N-14 (File Nos. 333-260457 and 811-21593) as filed with the Securities and Exchange Commission on October 25, 2021.
5.4	Form of Stock Certificate for the Registrant’s Series S Mandatory Redeemable Preferred Shares is incorporated herein by reference to 5.3 of the Registrant’s Registration Statement on Form N-14 (File Nos. 333-260457 and 811-21593) as filed with the Securities and Exchange Commission on October 25, 2021.
5.5	Form of Stock Certificate for the Registrant’s Series T Mandatory Redeemable Preferred Shares — previously filed.
6.1	Amended and Restated Investment Management Agreement between Registrant and Kayne Anderson Capital Advisors, L.P. is incorporated herein by reference to Exhibit (g)(1) of Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-140488 and 811-21593) as filed with the Securities and Exchange Commission on March 23, 2007.
6.2	Assignment of Investment Management Agreement from Kayne Anderson Capital Advisors, L.P. to KA Fund Advisors, LLC is incorporated herein by reference to Exhibit (g)(2) of Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-140488 and 811-21593) as filed with the Securities and Exchange Commission on March 23, 2007.
6.3	Amendment dated June 13, 2012 to Amended and Restated Investment Management Agreement between Registrant and KA Fund Advisors, LLC is incorporated herein by reference to Exhibit (g)(3) of the Registrant’s Registration Statement on Form N-2 (File Nos. 333-183599 and 811-21593) as filed with the Securities and Exchange Commission on August 28, 2012.

6.4	Letter Agreement between Registrant and KA Fund Advisors, LLC dated December 11, 2014 relating to Waiver of Certain Fees under Amended and Restated Investment Management Agreement dated as of December 12, 2006 is incorporated herein by reference to Exhibit (g)(4) of Registrant’s Registration Statement on Form N-2 (File Nos. 333-201950 and 811-21593) as filed with the Securities and Exchange Commission on February 6, 2015.
6.5	Second Amended and Restated Letter Agreement between Registrant and KA Fund Advisors, LLC relating to Waiver of Certain Fees under Amended and Restated Investment Management Agreement dated as of December 12, 2006 is incorporated by reference to Exhibit 6.6 of the Registrant’s Registration Statement on Form N-14 (File Nos. 333-260457 and 811-21593) as filed with the Securities and Exchange Commission on October 25, 2021.
6.6	Form of Third Amended and Restated Letter Agreement between Registrant and KA Fund Advisors, LLC relating to Waiver of Certain Fees under Amended and Restated Investment Management Agreement dated as of December 12, 2006 — previously filed.
7.1	Form of Underwriting Agreement for Newly-Issued Common Stock is incorporated herein by reference to Exhibit (h)(1) of Registrant’s Registration Statement on Form N-2 (File Nos. 333-217551 and 811-21593) as filed with the Securities and Exchange Commission on April 28, 2017.
7.2	Form of Underwriting Agreement for Newly-Issued Preferred Stock is incorporated herein by reference to Exhibit (h)(2) of Registrant’s Registration Statement on Form N-2 (File Nos. 333-217551 and 811-21593) as filed with the Securities and Exchange Commission on April 28, 2017.
7.3	Form of Controlled Equity OfferingSM Sales Agreement for Newly-Issued Common Stock is incorporated herein by reference to Exhibit (h)(3) of Registrant’s Registration Statement on Form N-2 (File Nos. 333-217551 and 811-21593) as filed with the Securities and Exchange Commission on April 28, 2017.
7.4	Form of Underwriting Agreement for Newly-Issued Debt Securities is incorporated herein by reference to Exhibit (h)(4) of Registrant’s Registration Statement on Form N-2 (File Nos. 333-217551 and 811-21593) as filed with the Securities and Exchange Commission on April 28, 2017.
8	None
9.1	Form of Custody Agreement is incorporated herein by reference to Exhibit 99.6 of Pre-Effective Amendment No. 4 to the Registrant’s Registration on Form N-2 (File Nos. 333-116479 and 811-21593) as filed with the Securities and Exchange Commission on September 16, 2004.
9.2	Assignment of Custody Agreement from Custodial Trust Company to JPMorgan Chase Bank, N.A is incorporated herein by reference to Exhibit (j)(2) of Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-165775 and 811-21593) as filed with the Securities and Exchange Commission on May 24, 2010.
10	None
11	Opinion of Venable LLP—to be filed by amendment.
12	Tax Opinions of Paul Hastings LLP—to be filed by amendment.
13.1	Form of Transfer Agency Agreement is incorporated herein by reference to Exhibit 99.3 of Pre-Effective Amendment No. 5 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-116479 and 811-21593) as filed with the Securities and Exchange Commission on September 27, 2004.
13.2	Note Purchase Agreement for Series DD Notes, Series EE Notes, Series FF Notes and Series GG Notes dated April 16, 2013 is incorporated herein by reference to Exhibit (k)(18) of Post-Effective Amendment No. 7 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-183599 and 811-21593) as filed with the Securities and Exchange Commission on August 30, 2013.
13.3	Amendment to Note Purchase Agreement for Series DD Notes to Series GG Notes dated November 5, 2020 is incorporated herein by reference to Exhibit 13.6 of the Registrant’s Registration Statement on Form N-14 (File Nos. 333-260457 and 811-21593) as filed with the Securities and Exchange Commission on October 25, 2021.

13.4	Note Purchase Agreement for Series II Notes, Series JJ Notes and Series KK Notes, dated as of April 30, 2014 is incorporated herein by reference to Exhibit (k)(26) of Post-Effective Amendment No. 4 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-193497 and 811-21593) as filed with the Securities and Exchange Commission on July 23, 2014.
13.5	Amendment to Note Purchase Agreement for Series JJ Notes to Series KK Notes dated November 5, 2020 is incorporated herein by reference to Exhibit 13.8 of the Registrant’s Registration Statement on Form N-14 (File Nos. 333-260457 and 811-21593) as filed with the Securities and Exchange Commission on October 25, 2021.
13.6	Note Purchase Agreement for Series LL, Series MM, Series NN and Series OO, dated as of October 29, 2014, is incorporated herein by reference to Exhibit (k)(26) of Registrant’s Registration Statement on Form N-2 (File Nos. 333-201950 and 811-21593) as filed with the Securities and Exchange Commission on February 6, 2015.
13.7	Amendment to Note Purchase Agreement for Series MM Notes to Series OO Notes dated November 5, 2020 is incorporated herein by reference to Exhibit 13.10 of the Registrant’s Registration Statement on Form N-14 (File Nos. 333-260457 and 811-21593) as filed with the Securities and Exchange Commission on October 25, 2021.
13.8	Note Purchase Agreement for Series PP Notes to Series QQ Notes dated May 11, 2021 is incorporated herein by reference to Exhibit 13.11 of the Registrant’s Registration Statement on Form N-14 (File Nos. 333-260457 and 811-21593) as filed with the Securities and Exchange Commission on October 25, 2021.
13.9	Notes Purchase Agreement for Series RR Notes and Series SS Notes dated May 18, 2022 — previously filed.
13.10	Securities Exchange Agreement for Series O to Series S Mandatory Redeemable Preferred Shares dated November 5, 2020 is incorporated herein by reference to Exhibit 13.14 of the Registrant’s Registration Statement on Form N-14 (File Nos. 333-260457 and 811-21593) as filed with the Securities and Exchange Commission on October 25, 2021.
13.11	Securities Purchase Agreement for Series T Mandatory Redeemable Preferred Shares dated May 18, 2022 — previously filed.
13.12	Sixth Amended and Restated Credited Agreement dated as of February 24, 2023 between the Registrant and JPMorgan Chase Bank, N.A. — previously filed.
13.13	Term Loan Credit Agreement dated as of August 6, 2021 between the Registrant and Sumitomo Mitsui Banking Corporation is incorporated herein by reference to Exhibit 13.13 of the Registrant’s Registration Statement on Form N-14 (File Nos. 333-260457 and 811-21593) as filed with the Securities and Exchange Commission on October 25, 2021.
13.14	Closed-End Fund Services Agreement among the Registrant, Ultimus Fund Solutions, LLC and the other parties thereto dated February 1, 2022 — previously filed.
13.15	Amended and Restated Support and Non-Election Agreement dated as of April 24, 2023 — filed herewith.
14.1	Consent of PricewaterhouseCoopers LLP, the Registrant’s Independent Auditors and Kayne Anderson NextGen Energy & Infrastructure, Inc.’s Independent Auditors — filed herewith.
15	Not applicable.
16	Powers of Attorney—previously filed.
17	Forms of proxy—to be filed by amendment.
18	Calculation of filing fee tables — previously filed.

Item 17.	Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the 1933 Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Houston and State of Texas, on the 28th day of April 2023.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

By:	/s/ James C. Baker Jr.
James C. Baker Jr.
Title: Chairman, President and Chief
Executive Officer

Pursuant to the requirements of the 1933 Act, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ James C. Baker Jr.	Chairman, President and	April 28, 2023
James C. Baker Jr.	Chief Executive Officer (Principal Executive Officer)

/s/ A. Colby Parker	Chief Financial Officer and Treasurer	April 28, 2023
A. Colby Parker	(Principal Financial and Accounting Officer)

*	Director	April 28, 2023
Anne K. Costin

*	Director	April 28, 2023
William R. Cordes

*	Director	April 28, 2023
Barry R. Pearl

*	Director	April 28, 2023
Albert L. Richey

*	Director	April 28, 2023
William H. Shea, Jr.

*	Director	April 28, 2023
Carita S.Walker

*	Director	April 28, 2023
Caroline A. Winn

*By: /s/ R. William Burns
R. William Burns	Attorney-in-Fact (Pursuant to Powers of Attorney previously filed)	April 28, 2023

EXHIBIT INDEX

4	Amended and Restated Agreement and Plan of Merger — filed herewith as Appendix A to Part A of this Registration Statement.
13.15	Amended and Restated Support and Non-Election Agreement dated as of April 24, 2023 — filed herewith.
14.1	Consent of PricewaterhouseCoopers LLP, the Registrant’s Independent Auditors and Kayne Anderson NextGen Energy & Infrastructure, Inc.’s Independent Auditors — filed herewith.